UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series Funds
•	PIMCO Equity Series RAE Fundamental Funds
•	PIMCO Equity Series RealPath® Blend Funds
•	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO Equity Series®

Semiannual

Report

December 31, 2017

PIMCO Dividend and Income Fund

PIMCO EqS® Long/Short Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the six-month reporting period include:

∎

During the reporting period, geopolitical concerns remained an investor focus but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The European Central Bank (“ECB”), for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Federal Reserve (“Fed”) provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50% (marking the third rate increase during 2017, following rate increases in March and in June). The Bank of England (“BOE”) raised its policy rate and suggested reduced stimulus on the horizon and the Bank of Canada (“BOC”) raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

As a result, many developed market yield curves flattened over the reporting period as front-end rates moved higher alongside less accommodative monetary policy. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed the two-year yield to its highest level in nearly a decade. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and BOC both raised policy rates for the first time in years.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings, and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 11.42% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 7.92% and 9.86%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 14.63% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 3.34% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 15.92% over the reporting period as fundamentals remained healthy in select economies. Emerging markets benefited from broad-based and synchronized global growth, robust liquidity conditions, rising commodity prices, and a weak U.S. dollar.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 0.43% for the reporting period. Yields rose across the majority of the yield curve through 10-year maturities, but declined across 20- and 30-year maturities. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, up from 2.31% on June 30, 2017. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.24% for the reporting period.

If you have any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

2	PIMCO EQUITY SERIES

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 21, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Class P shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class C	Diversification Status
PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	Diversified
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	04/30/12	04/30/12	04/30/12	Non-diversified

4	PIMCO EQUITY SERIES

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO Dividend and Income Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	5 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	9.28%	16.20%	7.01%	8.50%
PIMCO Dividend and Income Fund Class P	9.22%	16.08%	6.93%	8.43%
PIMCO Dividend and Income Fund Class D	9.10%	15.81%	6.65%	8.14%
PIMCO Dividend and Income Fund Class A	9.11%	15.73%	6.64%	8.13%
PIMCO Dividend and Income Fund Class A (adjusted)	3.15%	9.39%	5.45%	7.12%
PIMCO Dividend and Income Fund Class C	8.65%	14.84%	5.83%	7.31%
PIMCO Dividend and Income Fund Class C (adjusted)	7.65%	13.84%	5.83%	7.31%
MSCI World Index±	10.61%	22.40%	11.64%	12.92%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	8.64%	18.49%	8.93%	10.07%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.81% for the Institutional Class shares, 0.91% for the Class P shares, 1.16% for the Class D shares, 1.16% for the Class A shares, and 1.91% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Institutional Class - PQIIX	Class P - PQIPX	Class D - PQIDX	Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of 12/31/20171§

United States	50.5%
Japan	10.1%
United Kingdom	8.4%
France	5.6%
Germany	4.6%
Australia	3.3%
Spain	2.3%
Netherlands	1.9%
Switzerland	1.8%
Canada	1.5%
Cayman Islands	1.2%
Italy	1.2%
Other	5.5%

Sector Breakdown as of 12/31/20171§

Financials	24.4%
Industrials	8.5%
Energy	6.9%
U.S. Treasury Obligations	6.7%
Consumer Discretionary	6.5%
Health Care	6.2%
Asset-Backed Securities	5.7%
Utilities	5.5%
Information Technology	5.1%
Consumer Staples	4.5%
U.S. Government Agencies	3.9%
Materials	3.9%
Telecommunication Services	3.8%
Non-Agency Mortgage-Backed Securities	3.2%
Loan Participations and Assignments	1.1%
Other	2.0%

1 % of Investments, at value.

§ Geographic and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in the industrial sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Holdings of non-agency mortgage-backed securities contributed to absolute returns, as these securities generated positive total returns.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the financial sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Exposure to U.S. duration detracted from absolute returns, as yields generally rose.

SEMIANNUAL REPORT	DECEMBER 31, 2017	7

PIMCO EqS® Long/Short Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred securities (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred securities), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	1.34%	9.95%	8.41%	5.72%	10.96%
PIMCO EqS® Long/Short Fund Class P	1.27%	9.83%	8.31%	5.67%	10.92%
PIMCO EqS® Long/Short Fund Class D	1.20%	9.55%	8.02%	5.50%	10.80%
PIMCO EqS® Long/Short Fund Class A	1.20%	9.66%	8.04%	5.51%	10.81%
PIMCO EqS® Long/Short Fund Class A (adjusted)	(4.36)%	3.61%	6.83%	4.91%	10.39%
PIMCO EqS® Long/Short Fund Class C	0.81%	8.74%	7.23%	5.05%	10.49%
PIMCO EqS® Long/Short Fund Class C (adjusted)	(0.15)%	7.74%	7.23%	5.05%	10.49%
3 Month USD LIBOR Index±	0.66%	1.20%	0.54%	0.82%	1.65%

All Fund returns are net of fees and expenses.

** Cumulative return.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.87% for the Institutional Class shares, 1.97% for the Class P shares, 2.22% for the Class D shares, 2.22% for the Class A shares, and 2.97% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PMHIX	Class P - PMHBX	Class D - PMHDX	Class A - PMHAX	Class C - PMHCX

Top 10 Holdings as of 12/31/20171§

Alphabet, Inc. ‘C’	4.9%
American Express Co.	4.4%
Berkshire Hathaway, Inc. ‘B’	4.3%
Johnson & Johnson	4.1%
SPDR S&P Oil & Gas Exploration & Production ETF	3.5%
Union Pacific Corp.	3.1%
Norfolk Southern Corp.	3.1%
SPDR S&P Regional Banking ETF	3.0%
Facebook, Inc. ‘A’	2.9%
Discover Financial Services	2.9%

Sector Breakdown as of 12/31/20172§

Financials	16.1%
Health Care	13.4%
Energy	11.6%
Industrials	10.1%
Information Technology	9.3%
Consumer Discretionary	7.5%
Materials	2.7%
Other	(1.5%	)

1 % of Investments, at value.

2 % of net exposure (Investments, at value less Securities Sold Short). Financial derivative instruments and short-term instruments are not taken into consideration.

§ Top 10 Holdings and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s long position in Berkshire Hathaway Inc. contributed to absolute returns, as the price of that security rose.

»	The Fund’s long position in Union Pacific Corporation contributed to absolute returns, as the price of that security rose.

»	The Fund’s long position in Alphabet Inc. contributed to absolute returns, as the price of that security rose.

»	The Fund’s short equity positions detracted from absolute returns, as the prices of these securities generally rose.

»	The Fund’s long position in Newell Brands Inc. detracted from absolute returns, as the price of that security fell.

»	The Fund’s long position in Signature Bank detracted from absolute returns, as the price of that security fell.

SEMIANNUAL REPORT	DECEMBER 31, 2017	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Dividend and Income Fund
Institutional Class	$1,000.00	$1,092.80	$4.41	$1,000.00	$1,020.86	$4.26	0.84%
Class P	1,000.00	1,092.20	4.93	1,000.00	1,020.36	4.76	0.94
Class D	1,000.00	1,091.00	6.24	1,000.00	1,019.10	6.02	1.19
Class A	1,000.00	1,091.10	6.24	1,000.00	1,019.10	6.02	1.19
Class C	1,000.00	1,086.50	10.15	1,000.00	1,015.34	9.80	1.94
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$1,013.40	$9.69	$1,000.00	$1,015.44	$9.70	1.92%
Class P	1,000.00	1,012.70	10.19	1,000.00	1,014.94	10.20	2.02
Class D	1,000.00	1,012.00	11.45	1,000.00	1,013.69	11.46	2.27
Class A	1,000.00	1,012.00	11.45	1,000.00	1,013.69	11.46	2.27
Class C	1,000.00	1,008.10	15.20	1,000.00	1,009.93	15.22	3.02

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2017	11

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dividend and Income Fund
Institutional Class
07/01/2017 - 12/31/2017+	$11.09	$0.15	$0.88	$1.03	$(0.24)	$0.00	$0.00	$(0.24)
06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	0.00	(0.23)
06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	0.00	(1.20)
06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	0.00	(0.80)
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	0.00	(0.46)
06/30/2013	10.47	0.54	1.03	1.57	(0.42)	(0.02)	0.00	(0.44)
Class P
07/01/2017 - 12/31/2017+	11.11	0.15	0.87	1.02	(0.23)	0.00	0.00	(0.23)
06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	0.00	(0.22)
06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	0.00	(1.19)
06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	0.00	(0.79)
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	0.00	(0.45)
06/30/2013	10.48	0.54	1.03	1.57	(0.41)	(0.02)	0.00	(0.43)
Class D
07/01/2017 - 12/31/2017+	11.09	0.13	0.88	1.01	(0.22)	0.00	0.00	(0.22)
06/30/2017	9.94	0.27	1.07	1.34	(0.19)	0.00	0.00	(0.19)
06/30/2016	12.29	0.36	(1.54)	(1.18)	(0.41)	(0.76)	0.00	(1.17)
06/30/2015	13.12	0.46	(0.53)	(0.07)	(0.42)	(0.34)	0.00	(0.76)
06/30/2014	11.61	0.40	1.53	1.93	(0.42)	0.00	0.00	(0.42)
06/30/2013	10.47	0.46	1.09	1.55	(0.39)	(0.02)	0.00	(0.41)
Class A
07/01/2017 - 12/31/2017+	11.08	0.13	0.88	1.01	(0.22)	0.00	0.00	(0.22)
06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	0.00	(0.20)
06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	0.00	(1.17)
06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	0.00	(0.76)
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	0.00	(0.42)
06/30/2013	10.47	0.48	1.07	1.55	(0.39)	(0.02)	0.00	(0.41)
Class C
07/01/2017 - 12/31/2017+	11.06	0.09	0.86	0.95	(0.17)	0.00	0.00	(0.17)
06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	0.00	(0.11)
06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	0.00	(1.09)
06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	0.00	(0.66)
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	0.00	(0.33)
06/30/2013	10.46	0.40	1.06	1.46	(0.31)	(0.02)	0.00	(0.33)

PIMCO EqS® Long/Short Fund
Institutional Class
07/01/2017 - 12/31/2017+	$12.26	$(0.02)	$0.18	$0.16	$0.00	$(0.64)	$0.00	$(0.64)
06/30/2017	11.69	(0.04)	1.20	1.16	(0.36)	(0.23)	0.00	(0.59)
06/30/2016	12.07	(0.17)	(0.07)	(0.24)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.71	0.15	1.27	1.42	(0.04)	0.00	0.00	(0.04)
Class P
07/01/2017 - 12/31/2017+	12.19	(0.03)	0.18	0.15	0.00	(0.64)	0.00	(0.64)
06/30/2017	11.63	(0.05)	1.19	1.14	(0.35)	(0.23)	0.00	(0.58)
06/30/2016	12.02	(0.18)	(0.07)	(0.25)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	0.00	(0.68)
06/30/2013	9.70	(0.05)	1.47	1.42	(0.04)	0.00	0.00	(0.04)
Class D
07/01/2017 - 12/31/2017+	12.07	(0.04)	0.18	0.14	0.00	(0.64)	0.00	(0.64)
06/30/2017	11.53	(0.08)	1.18	1.10	(0.33)	(0.23)	0.00	(0.56)
06/30/2016	11.95	(0.20)	(0.08)	(0.28)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.84	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.06	(0.12)	1.57	1.45	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.70	(0.10)	1.48	1.38	(0.02)	0.00	0.00	(0.02)

12	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.88	9.28%	$25,279	0.84	%*	0.85	%*	0.80	%*	0.81	%*	2.66%*	40%
11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88	93
9.94	(9.06)	31,840	0.83	(c)	1.00	(c)	0.83	(c)	1.00	(c)	4.03	114
12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70	98
13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56	79
11.60	15.17	69,203	0.83		1.00		0.83		1.00		4.66	75

11.90	9.22	28,342	0.94	*	0.95	*	0.90	*	0.91	*	2.56 *	40
11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79	93
9.96	(9.05)	34,120	0.93	(c)	1.10	(c)	0.93	(c)	1.10	(c)	3.53	114
12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64	98
13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53	79
11.62	15.15	85,724	0.93		1.10		0.93		1.10		4.62	75

11.88	9.10	8,132	1.19	*	1.20	*	1.15	*	1.16	*	2.33 *	40
11.09	13.59	8,117	1.15		1.16		1.14		1.15		2.51	93
9.94	(9.38)	10,623	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.37	114
12.29	(0.47)	41,094	1.18		1.35		1.18		1.35		3.59	98
13.12	16.78	32,523	1.19		1.35		1.19		1.35		3.19	79
11.61	14.91	23,204	1.18		1.35		1.18		1.35		4.00	75

11.87	9.11	143,218	1.19	*	1.20	*	1.15	*	1.16	*	2.32 *	40
11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53	93
9.94	(9.38)	167,857	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.67	114
12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39	98
13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34	79
11.61	14.91	117,579	1.18		1.35		1.18		1.35		4.18	75

11.84	8.65	133,967	1.94	*	1.95	*	1.90	*	1.91	*	1.58 *	40
11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75	93
9.92	(10.07)	195,393	1.93	(c)	2.10	(c)	1.93	(c)	2.10	(c)	2.91	114
12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67	98
13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67	79
11.59	14.08	86,879	1.93		2.10		1.93		2.10		3.42	75

$11.78	1.34%	$197,381	1.92	%*	1.93	%*	1.50	%*	1.51	%*	(0.32)%*	132%
12.26	10.38	188,022	1.86		1.87		1.49		1.50		(0.32)	251
11.69	(2.02)	243,341	2.44		2.45		1.50		1.51		(1.46)	672
12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20	450	(d)
11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)	522
11.09	14.66	329,610	2.65		2.75		1.40		1.50		1.45	528

11.70	1.27	118,022	2.02	*	2.03	*	1.60	*	1.61	*	(0.42)*	132
12.19	10.28	138,946	1.96		1.97		1.59		1.60		(0.44)	251
11.63	(2.11)	249,973	2.54		2.55		1.60		1.61		(1.51)	672
12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16	450	(d)
11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)	522
11.08	14.77	15,664	3.94		4.04		1.50		1.60		(0.48)	528

11.57	1.20	49,915	2.27	*	2.28	*	1.85	*	1.86	*	(0.66)*	132
12.07	9.93	46,418	2.21		2.22		1.84		1.85		(0.70)	251
11.53	(2.37)	62,130	2.79		2.80		1.85		1.86		(1.74)	672
11.95	1.41	44,227	2.26		2.27		1.84		1.85		(0.19)	450	(d)
11.84	13.13	77,934	2.31		2.33		1.83		1.85		(1.01)	522
11.06	14.31	12,421	3.95		4.05		1.75		1.85		(0.97)	528

SEMIANNUAL REPORT	DECEMBER 31, 2017	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO EqS® Long/Short Fund (Cont.)
Class A
07/01/2017 - 12/31/2017+	$12.05	$(0.04)	$0.18	$0.14	$0.00	$(0.64)	$0.00	$(0.64)
06/30/2017	11.52	(0.08)	1.18	1.10	(0.34)	(0.23)	0.00	(0.57)
06/30/2016	11.94	(0.21)	(0.07)	(0.28)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.70	(0.00)	1.38	1.38	(0.03)	0.00	0.00	(0.03)
Class C
07/01/2017 - 12/31/2017+	11.65	(0.08)	0.17	0.09	0.00	(0.64)	0.00	(0.64)
06/30/2017	11.20	(0.16)	1.13	0.97	(0.29)	(0.23)	0.00	(0.52)
06/30/2016	11.69	(0.29)	(0.06)	(0.35)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	0.00	(0.05)
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	0.00	(0.66)
06/30/2013	9.69	0.01	1.29	1.30	(0.01)	0.00	0.00	(0.01)

+	Unaudited
*	Annualized
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective June 16, 2016, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.
(d)	The amount previously reported as 763% in the Fund’s annual report has been restated, as above.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.55	1.20%	$83,496	2.27	%*	2.28	%*	1.85	%*	1.86	%*	(0.67)%*	132%
12.05	9.97	88,636	2.21		2.22		1.84		1.85		(0.67)	251
11.52	(2.38)	147,582	2.79		2.80		1.85		1.86		(1.79)	672
11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)	450	(d)
11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)	522
11.05	14.27	24,759	3.62		3.72		1.75		1.85		(0.03)	528

11.10	0.81	80,290	3.02	*	3.03	*	2.60	*	2.61	*	(1.42)*	132
11.65	9.07	91,557	2.96		2.97		2.59		2.60		(1.41)	251
11.20	(3.03)	145,358	3.54		3.55		2.60		2.61		(2.52)	672
11.69	0.66	140,719	3.01		3.02		2.59		2.60		(0.95)	450	(d)
11.67	12.26	214,485	3.00		3.02		2.58		2.60		(1.71)	522
10.98	13.41	9,530	4.04		4.14		2.50		2.60		0.13	528

SEMIANNUAL REPORT	DECEMBER 31, 2017	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Assets:
Investments, at value
Investments in securities*	$356,613	$446,850
Investments in Affiliates	5,299	85,566
Financial Derivative Instruments
Exchange-traded or centrally cleared	70	94
Over the counter	209	269
Cash	1,048	1
Deposits with counterparty	1,068	109,453
Foreign currency, at value	501	716
Receivable for investments sold	58,485	23,600
Receivable for Fund shares sold	992	663
Interest and/or dividends receivable	1,569	426
Dividends receivable from Affiliates	4	145
Reimbursement receivable from PIMCO	4	6
Other assets	1	1
Total Assets	425,863	667,790

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$9,126	$0
Payable for sale-buyback transactions	5,380	0
Payable for short sales	3,001	106,320
Financial Derivative Instruments
Exchange-traded or centrally cleared	32	175
Over the counter	343	256
Payable for investments purchased	68,022	30,168
Payable for investments in Affiliates purchased	4	145
Deposits from counterparty	40	260
Payable for Fund shares redeemed	561	533
Accrued investment advisory fees	145	482
Accrued supervisory and administrative fees	116	238
Accrued distribution fees	89	65
Accrued servicing fees	61	36
Other liabilities	5	8
Total Liabilities	86,925	138,686

Net Assets	$338,938	$529,104

Net Assets Consist of:
Paid in capital	$411,624	$499,574
Undistributed (overdistributed) net investment income	(563)	(482)
Accumulated undistributed net realized gain (loss)	(110,405)	2,532
Net unrealized appreciation (depreciation)	38,282	27,480

Net Assets	$338,938	$529,104

Cost of investments in securities	$318,071	$414,789
Cost of investments in Affiliates	$5,297	$85,557
Cost of foreign currency held	$502	$712
Proceeds received on short sales	$2,989	$102,332
Cost or premiums of financial derivative instruments, net	$(200)	$(3,368)

* Includes repurchase agreements of:	$186	$524

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Net Assets:
Institutional Class	$25,279	$197,381
Class P	28,342	118,022
Class D	8,132	49,915
Class A	143,218	83,496
Class C	133,967	80,290

Shares Issued and Outstanding:
Institutional Class	2,128	16,759
Class P	2,381	10,087
Class D	685	4,315
Class A	12,065	7,233
Class C	11,311	7,234

Net Asset Value Per Share Outstanding:
Institutional Class	$11.88	$11.78
Class P	11.90	11.70
Class D	11.88	11.57
Class A	11.87	11.55
Class C	11.84	11.10

SEMIANNUAL REPORT	DECEMBER 31, 2017	17

Statements of Operations

(Unaudited)

Six Months Ended December 31, 2017
(Amounts in thousands†)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Investment Income:
Interest	$2,040	$593
Dividends, net of foreign taxes*	3,921	2,709
Dividends from Investments in Affiliates	8	1,027
Total Income	5,969	4,329

Expenses:
Investment advisory fees	833	2,821
Supervisory and administrative fees	669	1,396
Distribution and/or servicing fees - Class D	10	61
Distribution fees - Class C	513	323
Servicing fees - Class A	181	107
Servicing fees - Class C	171	108
Dividends on short sales	0	1,049
Trustee fees	10	16
Interest expense	64	93
Miscellaneous expense	13	20
Total Expenses	2,464	5,994
Waiver and/or Reimbursement by PIMCO	(10)	(16)
Net Expenses	2,454	5,978

Net Investment Income (Loss)	3,515	(1,649)

Net Realized Gain (Loss):
Investments in securities	10,097	15,183
Investments in Affiliates	0	(34)
Exchange-traded or centrally cleared financial derivative instruments	85	(3,351)
Over the counter financial derivative instruments	(248)	(1,525)
Short sales	(1)	(5,336)
Foreign currency	9	79

Net Realized Gain (Loss)	9,942	5,016

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	15,800	5,639
Investments in Affiliates	2	5
Exchange-traded or centrally cleared financial derivative instruments	(184)	(282)
Over the counter financial derivative instruments	0	1,126
Short sales	(12)	(3,320)
Foreign currency assets and liabilities	0	(133)

Net Change in Unrealized Appreciation (Depreciation)	15,606	3,035

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,063	$6,402

* Foreign tax withholdings - Dividends	$145	$12

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Dividend and Income Fund		PIMCO EqS® Long/Short Fund

(Amounts in thousands†)	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,515	$8,411	$(1,649)	$(4,055)
Net realized gain (loss)	9,942	10,969	5,016	77,048
Net change in unrealized appreciation (depreciation)	15,606	27,793	3,035	(15,261)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,063	47,173	6,402	57,732

Distributions to Shareholders:
From net investment income
Institutional Class	(486)	(525)	0	(5,009)
Class P	(542)	(468)	0	(4,762)
Class D	(148)	(156)	0	(1,056)
Class A	(2,629)	(2,620)	0	(3,239)
Class C	(1,996)	(1,732)	0	(2,934)
From net realized capital gains
Institutional Class	0	0	(9,995)	(3,352)
Class P	0	0	(6,284)	(3,145)
Class D	0	0	(2,640)	(852)
Class A	0	0	(4,412)	(2,245)
Class C	0	0	(4,484)	(2,370)

Total Distributions(a)	(5,801)	(5,501)	(27,815)	(28,964)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(25,881)	(139,948)	(3,062)	(323,573)

Total Increase (Decrease) in Net Assets	(2,619)	(98,276)	(24,475)	(294,805)

Net Assets:
Beginning of period	341,557	439,833	553,579	848,384
End of period*	$338,938	$341,557	$529,104	$553,579

* Including undistributed (overdistributed) net investment income of:	$(563)	$1,723	$(482)	$1,167

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2017	19

Statement of Cash Flows

Six Months Ended December 31, 2017 (Unaudited)
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$6,402

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(494,225)
Proceeds from sales of long-term securities	470,657
(Purchases) Proceeds from sales of short-term portfolio investments, net	62,359
(Increase) decrease in deposits with counterparty	(9,667)
(Increase) decrease in receivable for investments sold	(7,301)
(Increase) decrease in interest and/or dividends receivable	324
(Increase) decrease in dividends receivable from Affiliates	47
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,621)
Proceeds from (Payments on) over the counter financial derivative instruments	(1,525)
Increase (Decrease) in reimbursement receivable from PIMCO	(3)
Increase (decrease) in payable for investments purchased	17,035
Increase (decrease) in deposits from counterparty	260
Increase (decrease) in accrued investment advisory fees	(22)
Increase (decrease) in accrued supervisory and administrative fees	(11)
Increase (decrease) in accrued distribution fees	(5)
Increase (decrease) in accrued servicing fees	(3)
Proceeds from (Payments on) short sales transactions, net	(94)
Proceeds from (Payments on) foreign currency transactions	(54)
Increase (decrease) in other liabilities	(44)
Net Realized (Gain) Loss
Investments in securities	(15,183)
Investments in Affiliates	34
Exchange-traded or centrally cleared financial derivative instruments	3,351
Over the counter financial derivative instruments	1,525
Short sales	5,336
Foreign currency	(79)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(5,639)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	282
Over the counter financial derivative instruments	(1,126)
Short sales	3,320
Foreign currency assets and liabilities	133
Net amortization (accretion) on investments	(237)

Net Cash Provided by (Used for) Operating Activities	32,221

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	81,055
Payments on shares redeemed	(112,748)
Cash distributions paid*	(47)

Net Cash Received from (Used for) Financing Activities	(31,740)

Net Increase (Decrease) in Cash and Foreign Currency	481

Cash and Foreign Currency:
Beginning of period	236
End of period	$717

* Reinvestment of distributions	$27,768

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$159

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Fund

December 31, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

ASSET-BACKED SECURITIES 6.1%

CAYMAN ISLANDS 1.3%
NewMark Capital Funding CLO Ltd.
2.607% (US0003M + 1.120%) due 06/02/2025 ~		$836	$838
OZLM Ltd.
2.653% (US0003M + 1.300%) due 04/17/2026 ~		1,000	1,006
Palmer Square CLO Ltd.
2.573% (US0003M + 1.220%) due 10/17/2027 ~		700	703
TICP CLO Ltd.
2.551% (US0003M + 1.180%) due 04/26/2026 ~		1,100	1,102
TruPS Financials Note Securitization Ltd.
2.861% (US0003M + 1.570%) due 09/20/2039 ~		600	591

Total Cayman Islands			4,240

NETHERLANDS 0.2%
Pallas CDO BV
0.000% due 07/16/2082 •	EUR	594	709

Total Netherlands			709

UNITED STATES 4.6%
Conseco Finance Corp.
6.280% due 09/01/2030		$483	508
Credit Suisse First Boston Mortgage Securities Corp.
2.172% (US0001M + 0.620%) due 01/25/2032 ~		1,453	1,392
EMC Mortgage Loan Trust
2.852% (LIBOR01M + 1.300%) due 02/25/2041 ~		39	38
HSI Asset Securitization Corp. Trust
1.722% (US0001M + 0.170%) due 12/25/2036 ~		5,120	2,319
Morgan Stanley Home Equity Loan Trust
1.652% (US0001M + 0.100%) due 12/25/2036 ~		1,955	1,205
1.972% (US0001M + 0.420%) due 12/25/2035 ~		3,600	3,569
Navient Student Loan Trust
2.602% (US0001M + 1.050%) due 12/27/2066 ~		732	741
Progress Residential Trust
2.960% (LIBOR01M + 1.500%) due 09/17/2033 ~		991	1,003
Residential Asset Securities Corp. Trust
2.437% (US0001M + 0.885%) due 01/25/2034 ~		1,743	1,740
Structured Asset Investment Loan Trust
1.702% (US0001M + 0.150%) due 09/25/2036 ~		3,326	3,183

Total United States			15,698

Total Asset-Backed Securities (Cost $19,223)			20,647

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

CANADA 0.0%
B.C. Unlimited Liability Co.
3.819% (LIBOR03M + 2.250%) due 02/16/2024 ~		10	10

Total Canada			10

IRELAND 0.0%
Avolon Holdings Ltd.
3.751% (LIBOR03M + 2.250%) due 04/03/2022 ~		39	38

Total Ireland			38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 1.1%
AmWINS Group, Inc.
4.182% (LIBOR03M + 2.750%) due 01/25/2024 ~	$7	$7
Beacon Roofing Supply, Inc.
TBD% due 08/23/2024	10	10
BWAY Holding Co.
4.599% (LIBOR03M + 3.250%) due 04/03/2024 ~	10	10
Caesars Resort Collection LLC
4.336% (LIBOR03M + 2.750%) due 12/22/2024 ~	100	101
Centene Corp.
TBD% due 09/13/2018	200	200
Core & Main LP
4.455% (LIBOR03M + 3.000%) due 08/01/2024 ~	10	10
Diamond Resorts Corp.
6.069% (LIBOR03M + 4.500%) due 08/11/2023 «~	99	100
Energy Future Intermediate Holding Co. LLC
4.501% (LIBOR03M + 3.000%) due 06/30/2018 ~	2,228	2,236
Hilton Worldwide Finance LLC
3.552% (LIBOR03M + 2.000%) due 10/25/2023 ~	290	292
iHeartCommunications, Inc.
8.443% (LIBOR03M + 6.750%) due 01/30/2019 ~	300	226
Las Vegas Sands LLC
3.569% (LIBOR03M + 2.000%) due 03/29/2024 ~	394	397
MH Sub LLC
5.338% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	20
Multi Color Corp.
3.819% (LIBOR03M + 2.250%) due 10/31/2024 ~	2	2
Post Holdings, Inc.
3.820% (LIBOR03M + 2.250%) due 05/24/2024 ~	10	10
Sprint Communications, Inc.
4.125% (LIBOR03M + 2.500%) due 02/02/2024 ~	99	99
TEX Operations Co. LLC
3.834% (LIBOR03M + 2.500%) due 08/04/2023 ~	27	27
Valeant Pharmaceuticals International, Inc.
4.940% (LIBOR03M + 3.500%) due 04/01/2022 ~	5	5
West Corp.
5.350% (LIBOR03M + 4.000%) due 10/10/2024 ~	22	22

Total United States		3,774

Total Loan Participations and Assignments (Cost $3,879)		3,822

	SHARES
COMMON STOCKS 73.1%

AUSTRALIA 3.5%

CONSUMER DISCRETIONARY 0.0%
Myer Holdings Ltd.	147,257	76
Tabcorp Holdings Ltd.	7,585	33

		109

CONSUMER STAPLES 0.6%
Coca-Cola Amatil Ltd.	25,495	169
Metcash Ltd.	122,191	296
Wesfarmers Ltd.	11,465	397
Woolworths Ltd.	53,107	1,128

		1,990

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%
Woodside Petroleum Ltd.	5,548	$143
WorleyParsons Ltd.	37,002	412

		555

FINANCIALS 1.4%
AMP Ltd.	90,532	365
Australia & New Zealand Banking Group Ltd.	78,699	1,756
Genworth Mortgage Insurance Australia Ltd.	70,041	164
National Australia Bank Ltd.	53,950	1,239
Suncorp Group Ltd.	72,179	778
Westpac Banking Corp.	16,615	404

		4,706

HEALTH CARE 0.1%
Primary Health Care Ltd.	67,183	189
Sonic Healthcare Ltd.	1,510	27

		216

INDUSTRIALS 0.1%
Downer EDI Ltd.	56,497	304

MATERIALS 0.9%
BHP Billiton Ltd.	124,046	2,849
Incitec Pivot Ltd.	25,633	78
Mineral Resources Ltd.	7,025	115
OZ Minerals Ltd.	21,396	152

		3,194

TELECOMMUNICATION SERVICES 0.2%
Telstra Corp. Ltd.	227,273	642

Total Australia		11,716

AUSTRIA 0.4%

ENERGY 0.1%
OMV AG	7,601	482

FINANCIALS 0.2%
Raiffeisen Bank International AG (c)	20,604	746
Vienna Insurance Group AG Wiener Versicherung Gruppe	927	29

		775

MATERIALS 0.1%
voestalpine AG	3,136	187

Total Austria		1,444

BELGIUM 0.1%

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	7,998	262

Total Belgium		262

BRAZIL 0.0%

ENERGY 0.0%
Dommo Energia S.A. «(c)(i)	347,360	12
Dommo Energia S.A. SP - ADR «	6,334	0

		12

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%
Eneva S.A. (c)(i)	239	$1

Total Brazil		13

CANADA 1.4%

CONSUMER DISCRETIONARY 0.0%
Hudson’s Bay Co.	2,993	27
Shaw Communications, Inc. ‘B’	1,959	45

		72

ENERGY 0.1%
Baytex Energy Corp. (c)	12,646	38
Bonavista Energy Corp.	14,173	25
Husky Energy, Inc. (c)	22,148	313
Obsidian Energy Ltd. (c)	20,886	26
Pengrowth Energy Corp. (c)	44,043	35

		437

FINANCIALS 0.8%
Bank of Montreal	6,754	540
Canadian Imperial Bank of Commerce	11,023	1,075
Home Capital Group, Inc.	7,440	102
IGM Financial, Inc.	4,679	164
National Bank of Canada	9,527	475
Power Corp. of Canada	14,351	370
Power Financial Corp.	4,575	126

		2,852

INDUSTRIALS 0.1%
WestJet Airlines Ltd.	8,476	178

MATERIALS 0.2%
Potash Corp. of Saskatchewan, Inc.	20,478	423
Teck Resources Ltd. ‘B’	9,440	247

		670

UTILITIES 0.2%
Atco Ltd. ‘I’	9,141	327
Capital Power Corp.	2,246	44
TransAlta Corp.	43,916	260

		631

Total Canada		4,840

DENMARK 0.3%

INDUSTRIALS 0.2%
AP Moller - Maersk A/S ‘B’	375	653

TELECOMMUNICATION SERVICES 0.1%
TDC A/S	66,039	406

Total Denmark		1,059

FINLAND 0.2%

INDUSTRIALS 0.0%
Metso Oyj	1,150	39

MATERIALS 0.1%
Stora Enso Oyj ‘R’	23,795	377

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%
Fortum Oyj	13,740	$272

Total Finland		688

FRANCE 5.4%

CONSUMER DISCRETIONARY 0.7%
Cie Generale des Etablissements Michelin	5,347	765
Lagardere S.C.A.	21,741	696
Television Francaise	7,571	112
Vivendi S.A.	36,851	989

		2,562

CONSUMER STAPLES 0.5%
Carrefour S.A.	42,726	921
Casino Guichard Perrachon S.A.	10,749	652

		1,573

ENERGY 0.2%
Total S.A.	14,993	828

FINANCIALS 1.8%
BNP Paribas S.A.	35,628	2,650
CNP Assurances	7,648	176
Eurazeo S.A.	2,437	225
Natixis S.A.	37,240	294
Societe Generale S.A.	50,614	2,610

		5,955

HEALTH CARE 0.9%
Sanofi	34,183	2,943

INDUSTRIALS 0.6%
Alstom S.A.	4,227	175
Bouygues S.A.	19,294	1,001
Cie de Saint-Gobain	12,028	662
Rexel S.A.	15,242	276

		2,114

TELECOMMUNICATION SERVICES 0.2%
Orange S.A.	43,101	747

UTILITIES 0.5%
Electricite de France S.A.	84,372	1,055
Engie S.A.	37,637	647

		1,702

Total France		18,424

GERMANY 4.0%

CONSUMER DISCRETIONARY 0.9%
Bayerische Motoren Werke AG	13,647	1,415
Ceconomy AG	28,714	433
Daimler AG	13,865	1,173

		3,021

CONSUMER STAPLES 0.1%
METRO AG (c)	18,605	370
Suedzucker AG	5,954	129

		499

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,899	$1,274
Talanx AG	3,072	125

		1,399

HEALTH CARE 0.4%
Bayer AG	10,059	1,250

INDUSTRIALS 0.7%
Bilfinger SE	6,094	288
Deutsche Lufthansa AG	52,330	1,922
Deutsche Post AG	7,463	355

		2,565

MATERIALS 0.8%
BASF SE	19,195	2,104
Evonik Industries AG	5,379	202
K+S AG	14,859	369

		2,675

UTILITIES 0.7%
E.ON SE	38,426	417
RWE AG (c)	92,192	1,876

		2,293

Total Germany		13,702

HONG KONG 0.7%

CONSUMER DISCRETIONARY 0.2%
I-CABLE Communications Ltd. (c)	30,198	1
Li & Fung Ltd.	404,000	221
SJM Holdings Ltd.	369,000	330

		552

INFORMATION TECHNOLOGY 0.1%
Kingboard Chemical Holdings Ltd.	55,000	297

REAL ESTATE 0.4%
Kerry Properties Ltd.	64,500	290
New World Development Co. Ltd.	34,000	51
Shimao Property Holdings Ltd.	146,500	318
Swire Pacific Ltd. ‘A’	47,500	439
Wheelock & Co. Ltd.	43,000	306

		1,404

Total Hong Kong		2,253

ISRAEL 0.2%

FINANCIALS 0.0%
Bank Leumi Le-Israel BM	19,388	117

MATERIALS 0.1%
Israel Chemicals Ltd.	54,542	221

TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	131,980	199

Total Israel		537

22	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
ITALY 1.3%

ENERGY 0.4%
Eni SpA	80,270	$1,328

FINANCIALS 0.3%
Assicurazioni Generali SpA	11,733	214
Poste Italiane SpA	104,018	783

		997

INDUSTRIALS 0.0%
Societa Iniziative Autostradali e Servizi SpA	2,665	50

UTILITIES 0.6%
Enel SpA	315,054	1,937

Total Italy		4,312

JAPAN 10.8%

CONSUMER DISCRETIONARY 1.5%
Aisin Seiki Co. Ltd.	2,700	151
Benesse Holdings, Inc.	5,600	197
Bridgestone Corp.	11,800	546
EDION Corp.	3,600	42
Geo Holdings Corp.	5,500	106
Honda Motor Co. Ltd.	30,800	1,051
Isuzu Motors Ltd.	15,400	257
JVC Kenwood Corp.	19,000	65
Kohnan Shoji Co. Ltd.	1,200	26
KYB Corp.	1,000	58
Mitsubishi Motors Corp.	9,600	69
Nikon Corp.	8,100	163
Nissan Motor Co. Ltd.	103,900	1,035
Showa Corp.	2,100	26
Sumitomo Rubber Industries Ltd.	16,500	306
Toyoda Gosei Co. Ltd.	1,000	26
Toyota Motor Corp.	9,200	586
Yokohama Rubber Co. Ltd.	10,600	259

		4,969

CONSUMER STAPLES 0.3%
Japan Tobacco, Inc.	12,200	393
Kirin Holdings Co. Ltd.	28,800	726

		1,119

ENERGY 0.3%
Idemitsu Kosan Co. Ltd.	1,600	64
Inpex Corp.	35,000	436
JXTG Holdings, Inc.	79,600	511

		1,011

FINANCIALS 2.9%
Chiba Bank Ltd.	25,000	207
Daiwa Securities Group, Inc.	54,000	338
Fukuoka Financial Group, Inc.	36,000	201
Gunma Bank Ltd.	27,600	166
Hachijuni Bank Ltd.	4,100	23
Hokuhoku Financial Group, Inc.	10,200	159
Iyo Bank Ltd.	6,100	49
Mitsubishi UFJ Financial Group, Inc.	365,700	2,662
Mizuho Financial Group, Inc.	859,000	1,553
North Pacific Bank Ltd.	41,300	138

	SHARES	MARKET VALUE (000S)
Resona Holdings, Inc.	107,700	$642
SBI Holdings, Inc.	13,600	283
Sumitomo Mitsui Financial Group, Inc.	50,700	2,185
Sumitomo Mitsui Trust Holdings, Inc.	15,100	598
T&D Holdings, Inc.	31,700	541
Yamaguchi Financial Group, Inc.	8,000	95

		9,840

HEALTH CARE 0.2%
Daiichi Sankyo Co. Ltd.	14,800	385
Takeda Pharmaceutical Co. Ltd.	6,900	391

		776

INDUSTRIALS 2.3%
Asahi Glass Co. Ltd.	12,500	540
Dai Nippon Printing Co. Ltd.	9,000	200
Hitachi Construction Machinery Co. Ltd.	7,800	283
ITOCHU Corp.	37,700	703
Japan Airlines Co. Ltd.	11,200	438
Kanematsu Corp.	4,700	65
Kawasaki Heavy Industries Ltd.	5,100	178
Komatsu Ltd.	15,300	553
Marubeni Corp.	75,000	542
Mitsubishi Corp.	25,800	711
Mitsubishi Heavy Industries Ltd.	16,200	604
Mitsui & Co. Ltd.	61,100	991
Mitsui Engineering & Shipbuilding Co. Ltd.	5,500	82
Nippon Yusen KK	12,900	314
Sumitomo Corp.	60,300	1,023
Sumitomo Heavy Industries Ltd.	2,200	93
Toppan Printing Co. Ltd.	16,000	145
Toyota Tsusho Corp.	8,400	337

		7,802

INFORMATION TECHNOLOGY 2.1%
Anritsu Corp.	2,300	26
Canon, Inc.	38,800	1,446
Fujitsu Ltd.	159,000	1,127
Gree, Inc.	15,900	100
Hitachi Ltd.	349,000	2,707
Ibiden Co. Ltd.	16,400	245
Nippon Electric Glass Co. Ltd.	10,500	400
Oki Electric Industry Co. Ltd.	8,500	119
Ricoh Co. Ltd.	81,600	756

		6,926

MATERIALS 0.6%
Asahi Kasei Corp.	13,700	176
Denka Co. Ltd.	2,700	108
DIC Corp.	6,300	237
Kobe Steel Ltd.	18,100	167
Kuraray Co. Ltd.	3,500	66
Mitsubishi Materials Corp.	4,600	163
Oji Holdings Corp.	38,000	253
Showa Denko KK	13,800	587
Ube Industries Ltd.	6,900	202

		1,959

REAL ESTATE 0.0%
Nomura Real Estate Holdings, Inc.	5,700	127

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.4%
Nippon Telegraph & Telephone Corp.	28,900	$1,359
NTT DOCOMO, Inc.	4,500	106

		1,465

UTILITIES 0.2%
Chugoku Electric Power Co., Inc.	12,700	136
Electric Power Development Co. Ltd.	7,900	213
Hokuriku Electric Power Co.	22,900	184
Tokyo Gas Co. Ltd.	6,800	156

		689

Total Japan		36,683

LUXEMBOURG 0.0%

CONSUMER DISCRETIONARY 0.0%
RTL Group S.A.	1,850	149

Total Luxembourg		149

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%
Wynn Macau Ltd.	38,000	120

Total Macau		120

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (c)	41,996	1

Total Mexico		1

NETHERLANDS 1.8%

CONSUMER STAPLES 0.1%
Heineken Holding NV	271	27
Koninklijke Ahold Delhaize NV	19,583	430

		457

ENERGY 1.0%
Fugro NV (c)	5,236	82
Royal Dutch Shell PLC ‘A’	93,930	3,130

		3,212

FINANCIALS 0.2%
Aegon NV	123,037	782

HEALTH CARE 0.3%
Koninklijke Philips NV	26,154	987

INDUSTRIALS 0.1%
PostNL NV	32,903	161

TELECOMMUNICATION SERVICES 0.1%
VEON Ltd. ADR	103,800	399

Total Netherlands		5,998

NEW ZEALAND 0.0%

TELECOMMUNICATION SERVICES 0.0%
Spark New Zealand Ltd.	28,653	74

Total New Zealand		74

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
NORWAY 0.5%

ENERGY 0.3%
Statoil ASA	50,502	$1,081

FINANCIALS 0.1%
DNB ASA	16,250	301

MATERIALS 0.1%
Yara International ASA	7,280	334

TELECOMMUNICATION SERVICES 0.0%
Telenor ASA	5,974	128

Total Norway		1,844

PORTUGAL 0.1%

CONSUMER STAPLES 0.0%
Sonae SGPS S.A.	55,099	75

UTILITIES 0.1%
EDP - Energias de Portugal S.A.	96,551	334

Total Portugal		409

SINGAPORE 0.2%

INDUSTRIALS 0.2%
Keppel Corp. Ltd.	86,800	475

INFORMATION TECHNOLOGY 0.0%
Venture Corp. Ltd.	5,400	82

Total Singapore		557

SPAIN 2.5%

CONSUMER STAPLES 0.0%
Distribuidora Internacional de Alimentacion S.A.	29,820	154

FINANCIALS 1.6%
Banco Santander S.A.	762,737	5,001
Mapfre S.A.	80,622	258

		5,259

INDUSTRIALS 0.4%
Abertis Infraestructuras S.A.	12,961	289
ACS Actividades de Construccion y Servicios S.A.	18,743	732
Obrascon Huarte Lain S.A. (c)	56,289	336

		1,357

TELECOMMUNICATION SERVICES 0.3%
Telefonica S.A.	104,047	1,013

UTILITIES 0.2%
Endesa S.A.	30,577	654

Total Spain		8,437

SWEDEN 0.6%

FINANCIALS 0.3%
Nordea Bank AB	59,471	720
Ratos AB ‘B’	24,746	108

		828

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%
Arjo AB ‘B’ (c)	7,782	$22
Getinge AB ‘B’	7,782	113

		135

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	48,224	593
Telia Co. AB	103,478	461

		1,054

Total Sweden		2,017

SWITZERLAND 1.9%

CONSUMER DISCRETIONARY 0.0%
Garmin Ltd.	2,839	169

ENERGY 0.1%
Transocean Ltd.	26,318	281

FINANCIALS 1.1%
Baloise Holding AG	982	153
Swiss Life Holding AG	2,293	810
Swiss Re AG	11,955	1,118
Zurich Insurance Group AG	5,536	1,683

		3,764

HEALTH CARE 0.5%
Roche Holding AG	6,401	1,619

INDUSTRIALS 0.0%
ABB Ltd.	2,925	78

INFORMATION TECHNOLOGY 0.1%
TE Connectivity Ltd.	2,598	247

TELECOMMUNICATION SERVICES 0.1%
Swisscom AG	413	220

Total Switzerland		6,378

UNITED KINGDOM 6.6%

CONSUMER DISCRETIONARY 0.4%
Kingfisher PLC	41,338	189
Marks & Spencer Group PLC	148,248	629
Next PLC	1,637	100
Pearson PLC	43,437	430

		1,348

CONSUMER STAPLES 0.3%
Avon Products, Inc. (c)	64,765	139
J Sainsbury PLC	147,206	479
Wm Morrison Supermarkets PLC	166,661	495

		1,113

ENERGY 0.8%
BP PLC	382,499	2,683
Subsea 7 S.A.	2,630	40

		2,723

FINANCIALS 3.5%
Barclays PLC	216,444	592

	SHARES	MARKET VALUE (000S)
Direct Line Insurance Group PLC	70,040	$360
HSBC Holdings PLC	793,423	8,195
Old Mutual PLC	306,826	960
Standard Chartered PLC (c)	150,092	1,576
Standard Life Aberdeen PLC	33,422	197

		11,880

HEALTH CARE 0.3%
GlaxoSmithKline PLC	48,074	851

INDUSTRIALS 0.5%
Aggreko PLC	5,168	56
BAE Systems PLC	27,783	215
easyJet PLC	10,192	201
Firstgroup PLC (c)	126,140	188
Rolls-Royce Holdings PLC	59,924	684
Royal Mail PLC	29,375	179
Stagecoach Group PLC	44,625	99

		1,622

MATERIALS 0.1%
Rio Tinto PLC	7,770	408

TELECOMMUNICATION SERVICES 0.5%
Vodafone Group PLC	510,690	1,614

UTILITIES 0.2%
Centrica PLC	301,346	559
Drax Group PLC	41,240	150
Severn Trent PLC	2,378	69

		778

Total United Kingdom		22,337

UNITED STATES 30.6%

CONSUMER DISCRETIONARY 2.5%
Abercrombie & Fitch Co. ‘A’	33,089	577
American Eagle Outfitters, Inc.	7,059	133
Caesars Entertainment Corp. (c)	18,338	232
Dillard’s, Inc. ‘A’	5,475	329
Ford Motor Co.	34,543	431
GameStop Corp. ‘A’	23,803	427
Gap, Inc.	22,217	757
GNC Holdings, Inc. ‘A’	54,832	202
Goodyear Tire & Rubber Co.	6,475	209
H&R Block, Inc.	2,699	71
Kohl’s Corp.	25,296	1,372
L Brands, Inc.	2,037	123
Macy’s, Inc.	28,502	718
Mattel, Inc.	4,937	76
Nordstrom, Inc.	10,256	486
Regal Entertainment Group ‘A’	1,808	41
Tapestry, Inc.	561	25
Tribune Media Co. ‘A’	1,359	58
Tupperware Brands Corp.	3,797	238
Viacom, Inc. ‘B’	44,517	1,371
Weight Watchers International, Inc. (c)	8,727	386
Wynn Resorts Ltd.	883	149

		8,411

CONSUMER STAPLES 2.7%
Altria Group, Inc.	2,087	149

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Archer-Daniels-Midland Co.	12,123	$486
Bunge Ltd.	3,745	251
General Mills, Inc.	1,768	105
Herbalife Ltd. (c)	5,722	388
Nu Skin Enterprises, Inc. ‘A’	480	33
Philip Morris International, Inc.	17,141	1,811
Procter & Gamble Co.	22,880	2,102
Wal-Mart Stores, Inc.	39,954	3,945

		9,270

ENERGY 3.8%
Andeavor	1,828	209
Chevron Corp.	21,195	2,653
CNX Resources Corp. (c)	1,731	25
ConocoPhillips	22,409	1,230
CONSOL Energy, Inc. (c)	329	13
CVR Energy, Inc.	3,659	136
Diamond Offshore Drilling, Inc. (c)	12,225	227
Exxon Mobil Corp.	51,707	4,325
Hess Corp.	6,703	318
HollyFrontier Corp.	12,783	655
Marathon Oil Corp.	6,884	117
Marathon Petroleum Corp.	11,894	785
Murphy Oil Corp.	5,218	162
National Oilwell Varco, Inc.	10,918	393
Occidental Petroleum Corp.	3,814	281
Phillips 66	245	25
Valero Energy Corp.	12,924	1,188
Williams Cos., Inc.	5,105	156

		12,898

FINANCIALS 7.4%
Aflac, Inc.	5,522	485
American Express Co.	18,659	1,853
American International Group, Inc.	60,740	3,619
Assurant, Inc.	1,709	172
Capital One Financial Corp.	17,366	1,729
Discover Financial Services	12,371	952
Fifth Third Bancorp	16,736	508
Franklin Resources, Inc.	7,376	320
Goldman Sachs Group, Inc.	1,208	308
JPMorgan Chase & Co.	55,494	5,934
Loews Corp.	2,941	147
LPL Financial Holdings, Inc.	3,473	198
Navient Corp.	48,427	645
New York Community Bancorp, Inc.	4,118	54
People’s United Financial, Inc.	10,698	200
PNC Financial Services Group, Inc.	5,413	781
Progressive Corp.	444	25
Santander Consumer USA Holdings, Inc.	21,297	397
SLM Corp. (c)	29,291	331
T Rowe Price Group, Inc.	1,993	209
Travelers Cos., Inc.	13,230	1,794
U.S. Bancorp	10,505	563
VICI Properties, Inc. (c)	26,432	542
Voya Financial, Inc.	18,893	935
Wells Fargo & Co.	39,015	2,367

		25,068

HEALTH CARE 4.0%
Anthem, Inc.	10,927	2,459
Community Health Systems, Inc. (c)	90,287	385
HCA Healthcare, Inc. (c)	15,814	1,389

	SHARES	MARKET VALUE (000S)
Merck & Co., Inc.	46,470	$2,615
Pfizer, Inc.	175,356	6,351
Quest Diagnostics, Inc.	4,626	455

		13,654

INDUSTRIALS 2.3%
AGCO Corp.	2,118	151
Caterpillar, Inc.	11,384	1,794
CSX Corp.	12,542	690
Cummins, Inc.	658	116
Deere & Co.	13,460	2,107
Emerson Electric Co.	16,148	1,125
Fluor Corp.	6,176	319
ManpowerGroup, Inc.	220	28
Norfolk Southern Corp.	4,216	611
Pitney Bowes, Inc.	24,984	279
RR Donnelley & Sons Co.	6,808	63
Ryder System, Inc.	1,890	159
Trinity Industries, Inc.	4,661	175

		7,617

INFORMATION TECHNOLOGY 3.2%
Avnet, Inc.	2,868	114
Booz Allen Hamilton Holding Corp.	9,116	348
CA, Inc.	10,750	358
Corning, Inc.	12,545	401
Intel Corp.	22,050	1,018
International Business Machines Corp.	32,726	5,021
Jabil, Inc.	5,735	150
KLA-Tencor Corp.	2,092	220
Seagate Technology PLC	33,200	1,389
Symantec Corp.	28,803	808
Western Digital Corp.	3,428	273
Western Union Co.	19,389	369
Xerox Corp.	16,451	479

		10,948

MATERIALS 1.2%
CF Industries Holdings, Inc.	9,539	406
Cleveland-Cliffs, Inc. (c)	3,436	25
Domtar Corp.	9,147	453
DowDuPont, Inc.	4,292	306
Huntsman Corp.	8,514	283
International Paper Co.	4,885	283
LyondellBasell Industries NV ‘A’	13,860	1,529
Mosaic Co.	28,742	737

		4,022

TELECOMMUNICATION SERVICES 1.7%
AT&T, Inc.	21,010	817
CenturyLink, Inc.	71,637	1,195
Frontier Communications Corp.	44,147	298
Telephone & Data Systems, Inc.	4,614	128
Verizon Communications, Inc.	56,980	3,016
Windstream Holdings, Inc.	98,268	182

		5,636

UTILITIES 1.8%
American Electric Power Co., Inc.	7,416	546
CenterPoint Energy, Inc.	15,207	431
Consolidated Edison, Inc.	8,246	701
Entergy Corp.	13,491	1,098

		SHARES	MARKET VALUE (000S)
Exelon Corp.		30,422	$1,199
FirstEnergy Corp.		34,547	1,058
Pinnacle West Capital Corp.		2,760	235
PPL Corp.		6,084	188
Public Service Enterprise Group, Inc.		12,339	635

			6,091

Total United States			103,615

Total Common Stocks (Cost $211,381)			247,869

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.9%

AUSTRALIA 0.1%

BANKING & FINANCE 0.1%
National Australia Bank Ltd.
1.375% due 07/12/2019		400	395

Total Australia			395

AUSTRIA 0.0%

INDUSTRIALS 0.0%
OGX Austria GmbH
8.500% due 06/01/2018 ^(b)		200	0
8.375% due 04/01/2022 ^(b)		200	0

			0

Total Austria			0

BERMUDA 0.0%

INDUSTRIALS 0.0%
IHS Markit Ltd.
4.000% due 03/01/2026		10	10

Total Bermuda			10

BRAZIL 0.4%

UTILITIES 0.4%
Petrobras Global Finance BV
6.125% due 01/17/2022		67	71
5.299% due 01/27/2025		535	538
5.999% due 01/27/2028		587	589
6.250% due 12/14/2026	GBP	100	148
6.875% due 01/20/2040		$2	2

			1,348

Total Brazil			1,348

CANADA 0.0%

BANKING & FINANCE 0.0%
Brookfield Finance, Inc.
4.700% due 09/20/2047		16	17

INDUSTRIALS 0.0%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		4	4
3.550% due 07/15/2031		2	2
3.700% due 07/15/2027		4	4
BC Unlimited Liability Co.
4.250% due 05/15/2024		38	38
goeasy Ltd.
7.875% due 11/01/2022		6	6
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		13	14
7.000% due 03/15/2024		25	27

			95

Total Canada			112

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.1%

INDUSTRIALS 0.0%
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$23	$23
5.500% due 02/15/2024		11	11
4.500% due 03/15/2023		23	22
3.625% due 03/15/2021		11	10
Transocean, Inc.
7.500% due 01/15/2026		6	6

			72

UTILITIES 0.1%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^(b)		143	91
Transocean Phoenix Ltd.
7.750% due 10/15/2024		5	5

			96

Total Cayman Islands			168

DENMARK 0.3%

BANKING & FINANCE 0.3%
Nykredit Realkredit A/S
3.000% due 10/01/2047	DKK	6,822	1,175

Total Denmark			1,175

FINLAND 0.0%

INDUSTRIALS 0.0%
Nokia Oyj
4.375% due 06/12/2027		$6	6

Total Finland			6

FRANCE 0.5%

BANKING & FINANCE 0.3%
RCI Banque S.A.
3.500% due 04/03/2018		1,000	1,003

INDUSTRIALS 0.2%
SFR Group S.A.
7.375% due 05/01/2026		700	724

Total France			1,727

GERMANY 0.2%

BANKING & FINANCE 0.2%
Deutsche Bank AG
4.250% due 10/14/2021		590	616
2.700% due 07/13/2020		26	26
2.329% (US0003M + 0.970%) due 07/13/2020 ~		26	26

			668

Total Germany			668

IRELAND 0.2%

INDUSTRIALS 0.2%
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	517

Total Ireland			517

LUXEMBOURG 0.7%

BANKING & FINANCE 0.2%
Emerald Bay S.A.
0.000% due 10/08/2020 ~	EUR	4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	200	$252
6.125% due 02/07/2022		$400	437

			693

INDUSTRIALS 0.1%
Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025		18	17
7.250% due 10/15/2020		150	142

			159

UTILITIES 0.4%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	308
6.000% due 11/27/2023		300	332
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		600	648
5.999% due 01/23/2021		30	32
6.605% due 02/13/2018	EUR	50	61

			1,381

Total Luxembourg			2,233

MEXICO 0.0%

INDUSTRIALS 0.0%
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(b)		$300	0
9.250% due 06/30/2020 ^(b)		100	0
Petroleos Mexicanos
6.500% due 03/13/2027		80	88
6.750% due 09/21/2047		40	42

			130

Total Mexico			130

NETHERLANDS 0.1%

BANKING & FINANCE 0.1%
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	200	278
Stichting AK Rabobank Certificaten
6.500% (g)		25	37

			315

INDUSTRIALS 0.0%
OI European Group BV
4.000% due 03/15/2023		$4	4

Total Netherlands			319

SUPRANATIONAL 0.0%

BANKING & FINANCE 0.0%
European Investment Bank
0.000% due 01/15/2018 •	EUR	18	22

Total Supranational			22

UNITED KINGDOM 1.6%

BANKING & FINANCE 1.3%
Barclays Bank PLC
7.625% due 11/21/2022 (h)		$430	488
14.000% due 06/15/2019 •(g)	GBP	300	476
HSBC Holdings PLC
6.000% due 09/29/2023 •(g)(h)	EUR	320	449
3.600% due 05/25/2023		$200	206
Lloyds Banking Group PLC
7.875% due 06/27/2029 •(g)(h)	GBP	200	329
7.625% due 06/27/2023 •(g)(h)		200	312
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	350	454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 08/10/2020 •(g)(h)		$360	$382
Santander UK Group Holdings PLC
4.750% due 09/15/2025		460	483
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	410	670

			4,249

INDUSTRIALS 0.3%
EI Group PLC
6.875% due 02/15/2021		200	301
Marston’s Issuer PLC
5.641% due 07/15/2035 •		200	248
Mitchells & Butlers Finance PLC
0.966% (BP0003M + 0.450%) due 12/15/2030 ~		139	176
Spirit Issuer PLC
6.582% due 12/28/2027		200	288
3.221% (BP0003M + 2.700%) due 12/28/2031 ~		22	29
Unique Pub Finance Co. PLC
5.659% due 06/30/2027		45	69

			1,111

Total United Kingdom			5,360

UNITED STATES 2.7%

BANKING & FINANCE 1.4%
American Tower Corp.
3.000% due 06/15/2023		$16	16
Boston Properties LP
3.200% due 01/15/2025		10	10
Brighthouse Financial, Inc.
3.700% due 06/22/2027		12	12
4.700% due 06/22/2047		4	4
Cantor Fitzgerald LP
7.875% due 10/15/2019		280	303
Crown Castle International Corp.
4.000% due 03/01/2027		8	8
3.200% due 09/01/2024		10	10
3.650% due 09/01/2027		44	44
CTR Partnership LP
5.250% due 06/01/2025		12	12
Digital Realty Trust LP
3.700% due 08/15/2027		8	8
Duke Realty LP
3.375% due 12/15/2027		4	4
ERP Operating LP
3.250% due 08/01/2027		4	4
4.000% due 08/01/2047		2	2
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		8	8
Freedom Mortgage Corp.
8.125% due 11/15/2024		8	8
Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		12	12
Howard Hughes Corp.
5.375% due 03/15/2025		27	28
Hudson Pacific Properties LP
3.950% due 11/01/2027		5	5
International Lease Finance Corp.
7.125% due 09/01/2018		325	335
6.250% due 05/15/2019		1,110	1,164
Iron Mountain, Inc.
5.250% due 03/15/2028		6	6
iStar, Inc.
4.625% due 09/15/2020		2	2
5.250% due 09/15/2022		7	7
Life Storage LP
3.875% due 12/15/2027		4	4
Navient Corp.
6.500% due 06/15/2022		66	69
8.000% due 03/25/2020		600	650

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	$6	$6
Oxford Finance LLC
6.375% due 12/15/2022	6	6
Physicians Realty LP
3.950% due 01/15/2028	8	8
Provident Funding Associates LP
6.375% due 06/15/2025	4	4
Santander Holdings USA, Inc.
3.700% due 03/28/2022	6	6
4.400% due 07/13/2027	7	7
3.400% due 01/18/2023	8	8
SL Green Operating Partnership LP
3.250% due 10/15/2022	2	2
Springleaf Finance Corp.
6.125% due 05/15/2022	292	304
8.250% due 12/15/2020	980	1,081
5.625% due 03/15/2023	200	201
Starwood Property Trust, Inc.
4.750% due 03/15/2025	10	10
UDR, Inc.
4.625% due 01/10/2022	2	2
3.500% due 01/15/2028	6	6
VEREIT Operating Partnership LP
3.950% due 08/15/2027	8	8
Vici Properties LLC
8.000% due 10/15/2023	125	141
4.847% (US0003M + 3.500%) due 10/15/2022 ~	34	35
Vornado Realty LP
3.500% due 01/15/2025	4	4
Washington Prime Group LP
5.950% due 08/15/2024	73	75

		4,649

INDUSTRIALS 0.8%
Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	4	4
3.550% due 10/01/2027	1	1
American Airlines Pass-Through Trust
3.350% due 04/15/2031	10	10
Andeavor Logistics LP
3.500% due 12/01/2022	2	2
5.200% due 12/01/2047	2	2
4.250% due 12/01/2027	2	2
Arrow Electronics, Inc.
3.250% due 09/08/2024	6	6
Avantor, Inc.
6.000% due 10/01/2024	4	4
BAT Capital Corp.
3.222% due 08/15/2024	22	22
BMC Software Finance, Inc.
8.125% due 07/15/2021	18	18
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)	18	18
Broadcom Corp.
3.000% due 01/15/2022	68	68
3.625% due 01/15/2024	6	6
3.875% due 01/15/2027	20	20
Caesars Entertainment Corp.
5.000% due 10/01/2024	9	17
Central Garden & Pet Co.
5.125% due 02/01/2028	4	4
Charter Communications Operating LLC
4.200% due 03/15/2028	19	19
Cheniere Energy Partners LP
5.250% due 10/01/2025	10	10
Cimarex Energy Co.
3.900% due 05/15/2027	7	7
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	4	4
Community Health Systems, Inc.
6.250% due 03/31/2023	23	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CRC Escrow Issuer LLC
5.250% due 10/15/2025	$8	$8
CVS Pass-Through Trust
8.353% due 07/10/2031	511	660
DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	20	20
4.000% due 08/01/2020	10	10
Diamond Resorts International, Inc.
7.750% due 09/01/2023	103	112
Discovery Communications LLC
2.950% due 03/20/2023	5	5
3.950% due 03/20/2028	6	6
EQT Corp.
2.500% due 10/01/2020	2	2
2.465% (US0003M + 0.770%) due 10/01/2020 ~	15	15
Exela Intermediate LLC
10.000% due 07/15/2023	16	16
Harland Clarke Holdings Corp.
8.375% due 08/15/2022	10	10
HCA, Inc.
5.500% due 06/15/2047	12	12
iHeartCommunications, Inc.
9.000% due 03/01/2021	3	2
9.000% due 12/15/2019	54	40
9.000% due 09/15/2022	397	287
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	10	10
Lennar Corp.
4.750% due 11/29/2027	4	4
Mattel, Inc.
6.750% due 12/31/2025	10	10
NetApp, Inc.
3.300% due 09/29/2024	7	7
2.000% due 09/27/2019	4	4
Netflix, Inc.
4.875% due 04/15/2028	8	8
PetSmart, Inc.
5.875% due 06/01/2025	16	12
Pitney Bowes, Inc.
4.700% due 04/01/2023	6	6
Post Holdings, Inc.
5.625% due 01/15/2028	2	2
Priceline Group, Inc.
2.750% due 03/15/2023	4	4
3.550% due 03/15/2028	8	8
Scientific Games International, Inc.
5.000% due 10/15/2025	4	4
Service Corp. International
4.625% due 12/15/2027	4	4
Simmons Foods, Inc.
5.750% due 11/01/2024	4	4
Spirit Airlines Pass-Through Trust
3.375% due 08/15/2031	10	10
Standard Industries, Inc.
4.750% due 01/15/2028	10	10
Tech Data Corp.
3.700% due 02/15/2022	5	5
4.950% due 02/15/2027	6	6
Tenet Healthcare Corp.
4.625% due 07/15/2024	34	33
Textron, Inc.
1.960% (US0003M + 0.550%) due 11/10/2020 ~	40	40
Time Warner Cable LLC
6.750% due 07/01/2018	500	511
5.000% due 02/01/2020	600	627
Time Warner, Inc.
3.800% due 02/15/2027	14	14
VMware, Inc.
2.300% due 08/21/2020	10	10
2.950% due 08/21/2022	10	10
3.900% due 08/21/2027	10	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wyndham Worldwide Corp.
4.500% due 04/01/2027		$6	$6
4.150% due 04/01/2024		5	5

			2,864

UTILITIES 0.5%
AT&T, Inc.
2.309% (US0003M + 0.950%) due 07/15/2021 ~		158	160
2.850% due 02/14/2023		30	30
3.400% due 08/14/2024		60	60
3.900% due 08/14/2027		50	51
4.900% due 08/14/2037		50	51
5.150% due 02/14/2050		76	77
5.300% due 08/14/2058		22	22
5.650% due 02/15/2047		6	7
Calpine Corp.
5.250% due 06/01/2026		4	4
Genesis Energy LP
6.250% due 05/15/2026		4	4
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		800	801
Sprint Communications, Inc.
7.000% due 08/15/2020		310	329
Verizon Communications, Inc.
5.250% due 03/16/2037		50	55
4.125% due 03/16/2027		10	11

			1,662

Total United States			9,175

VENEZUELA 0.0%

INDUSTRIALS 0.0%
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		300	67
6.000% due 05/16/2024		20	5

			72

Total Venezuela			72

Total Corporate Bonds & Notes (Cost $23,181)			23,437

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

UNITED KINGDOM 0.8%
Eurosail PLC
1.470% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	1,124	1,510
Grifonas Finance PLC
0.008% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	403	421
Juno Eclipse Ltd.
0.000% due 11/20/2022 •		259	309
RMAC PLC
0.762% (BP0003M + 0.240%) due 06/12/2036 ~	GBP	288	389

Total United Kingdom			2,629

UNITED STATES 2.7%
Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		$51	52
6.000% due 07/25/2046 ^		110	98
Banc of America Funding Trust
3.444% due 05/20/2036 ^~		22	21
Banc of America Mortgage Trust
3.669% due 11/20/2046 ^~		9	8
6.000% due 10/25/2036 ^		27	25
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036		130	133
Chase Mortgage Finance Trust
3.614% due 09/25/2036 ^~		60	60

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
2.252% (US0001M + 0.700%) due 10/25/2037 ^~	$5,405	$1,924
6.000% due 06/25/2036 ^	161	138
6.000% due 02/25/2037 ^	77	53
6.250% (US0001M + 0.650%) due 12/25/2036 ^~	32	25
Countrywide Home Loan Mortgage Pass-Through Trust
2.052% (US0001M + 0.500%) due 07/25/2037 ^~	25	16
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036	48	43
Credit Suisse First Boston Mortgage-Backed Pass-through Trust
6.000% due 11/25/2035 ^	21	13
Credit Suisse Mortgage Capital Certificates
3.191% due 12/29/2037 ~	197	164
First Horizon Alternative Mortgage Securities Trust
3.342% due 06/25/2036 ~	477	443
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	12	11
JPMorgan Alternative Loan Trust
5.656% due 05/26/2037 ~«	100	86
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	118	92
Merrill Lynch Mortgage Investors Trust
3.280% due 03/25/2036 ^~	18	14
Residential Accredit Loans, Inc. Trust
1.952% (US0001M + 0.400%) due 10/25/2045 ~	123	112
5.500% due 03/25/2037	572	514
6.250% due 03/25/2037 ^	43	38
Structured Adjustable Rate Mortgage Loan Trust
3.496% due 10/25/2036 ^~	2,894	2,438
Wells Fargo Alternative Loan Trust
3.682% due 07/25/2037 ^~	1,491	1,391
Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	1,156	1,190

Total United States		9,102

Total Non-Agency Mortgage-Backed Securities (Cost $11,951)		11,731

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.2%
California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	617	661

Total California		661

ILLINOIS 0.1%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	17
7.350% due 07/01/2035	5	6
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	150	150

Total Illinois		173

MICHIGAN 0.1%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	215	215

Total Michigan		215

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(b)	30	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(b)	$5	$1
5.250% due 07/01/2037 ^(b)	5	1
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(b)	20	5
5.700% due 07/01/2023 ^(b)	10	2
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(b)	5	1
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(b)	10	2
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	120	27
5.125% due 07/01/2037 ^(b)	10	2
5.500% due 07/01/2039 ^(b)	125	29
Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(b)	10	2
Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(b)	100	33

Total Puerto Rico		112

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	348

Total Virginia		348

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	360	351

Total West Virginia		351

Total Municipal Bonds & Notes (Cost $1,745)		1,860

	SHARES

PREFERRED STOCKS 0.6%

GERMANY 0.6%

CONSUMER DISCRETIONARY 0.6%
Volkswagen AG	10,793	2,144

Total Preferred Stocks (Cost $1,501)		2,144

REAL ESTATE INVESTMENT TRUSTS 0.4%

CANADA 0.1%

REAL ESTATE 0.1%
Cominar Real Estate Investment Trust	5,124	59
Dream Office Real Estate Investment Trust	14,726	259

		318

Total Canada		318

UNITED STATES 0.3%

FINANCIALS 0.2%
AGNC Investment Corp.	11,539	233
Annaly Capital Management, Inc.	32,674	388
Granite Point Mortgage Trust, Inc.	1,521	27
Two Harbors Investment Corp.	5,342	87

		735

		SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%
CoreCivic, Inc.		6,119	$138
Iron Mountain, Inc.		4,896	185

			323

Total United States			1,058

Total Real Estate Investment Trusts (Cost $1,355)			1,376

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.9%

ARGENTINA 0.3%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	124	109
7.820% due 12/31/2033		76	106
25.413% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,218	119
26.555% (BADLARPP + 3.250%) due 03/01/2020 ~		400	22
28.750% (ARPP7DRR) due 06/21/2020 ~		8,883	507

Total Argentina			863

BRAZIL 0.2%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045 (f)	BRL	1,518	491

Total Brazil			491

GREECE 0.1%
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	100	125

Total Greece			125

KUWAIT 0.1%
Kuwait International Government Bond
3.500% due 03/20/2027		$385	392

Total Kuwait			392

PERU 0.0%
Peru Government International Bond
6.150% due 08/12/2032	PEN	260	86
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		100	35

Total Peru			123

SAUDI ARABIA 0.2%
Saudi Government International Bond
2.875% due 03/04/2023		$200	197
3.625% due 03/04/2028		200	198
4.500% due 10/26/2046		200	200
4.625% due 10/04/2047		200	205

Total Saudi Arabia			800

SPAIN 0.0%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	3	4
4.900% due 09/15/2021		50	63

Total Spain			67

SWEDEN 0.0%
Sweden Government International Bond
0.875% due 01/31/2018		100	120

Total Sweden			120

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.0%
Venezuela Government International Bond
6.000% due 12/09/2020 ^	$100	$23
9.250% due 09/15/2027	44	10

Total Venezuela		33

Total Sovereign Issues (Cost $3,118)		3,014

U.S. GOVERNMENT AGENCIES 4.2%

UNITED STATES 4.2%
Fannie Mae
3.000% due 11/01/2029	29	30
Fannie Mae, TBA
2.500% due 02/01/2033	1,000	998
3.000% due 01/01/2048	1,300	1,301
3.500% due 03/01/2048	3,500	3,584
4.000% due 03/01/2048	6,000	6,261
Freddie Mac, TBA
3.000% due 02/01/2048	2,000	1,999

Total U.S. Government Agencies (Cost $14,127)		14,173

U.S. TREASURY OBLIGATIONS 7.2%

UNITED STATES 7.2%
U.S. Treasury Bonds
2.875% due 11/15/2046	1,000	1,025
U.S. Treasury Notes
1.750% due 03/31/2022	300	295
1.750% due 05/15/2022	300	295
1.750% due 09/30/2022	500	490
1.750% due 05/15/2023	700	683
1.875% due 01/31/2022	1,600	1,584
1.875% due 02/28/2022	1,400	1,385
1.875% due 08/31/2022	500	493
1.875% due 08/31/2024	200	195
2.000% due 07/31/2022	400	397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 05/31/2024		$200	$196
2.000% due 06/30/2024		4,300	4,217
2.000% due 11/15/2026		760	735
2.125% due 12/31/2021 (k)		1,500	1,500
2.125% due 06/30/2022		1,000	998
2.125% due 02/29/2024		400	396
2.125% due 07/31/2024		400	395
2.250% due 12/31/2023		3,610	3,603
2.250% due 01/31/2024		190	190
2.250% due 10/31/2024 (k)		3,500	3,484
2.250% due 11/15/2024		300	298
2.250% due 02/15/2027		500	493
2.375% due 05/15/2027 (k)		470	469
2.500% due 05/15/2024		500	506

Total U.S. Treasury Obligations (Cost $24,388)			24,322

SHORT-TERM INSTRUMENTS 0.6%

CERTIFICATES OF DEPOSIT 0.1%
Barclays Bank PLC
1.940% due 09/04/2018		300	300

REPURCHASE AGREEMENTS (j) 0.1%
			186

FRANCE TREASURY BILLS 0.0%
(1.107)% due 01/17/2018 - 01/31/2018 (d)(e)	EUR	120	144

JAPAN TREASURY BILLS 0.2%
(0.298)% due 01/15/2018 - 04/05/2018 (d)(e)	JPY	94,750	841

U.K. TREASURY BILLS 0.1%
(0.097)% due 01/22/2018 - 01/29/2018 (d)(e)	GBP	226	305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
24.734% due 01/26/2018 - 07/13/2018 (d)(e)		$207	$206
24.734% due 03/16/2018 - 09/14/2018 (d)(e)	ARS	5,176	236

Total Argentina Treasury Bills			442

Total Short-Term Instruments (Cost $2,222)			2,218

Total Investments in Securities (Cost $318,071)			356,613

		SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%
PIMCO Short-Term Floating NAV Portfolio III		536,087	5,299

Total Short-Term Instruments (Cost $5,297)			5,299

Total Investments in Affiliates (Cost $5,297)			5,299

Total Investments 106.8% (Cost $323,368)			$361,912

Financial Derivative Instruments (l)(m) 0.0% (Cost or Premiums, net $(200))			(96)

Other Assets and Liabilities, net (6.8)%			(22,878)

Net Assets 100.0%			$338,938

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$9	$12	0.00%
Eneva S.A.	12/21/2017	1	1	0.00

		$2,169	$1,935	0.00%

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$186	U.S. Treasury Notes 2.750% due 02/15/2024	$(191)	$186	$186

Total Repurchase Agreements						$(191)	$186	$186

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.430%	11/09/2017	02/09/2018	$(1,604)	$(1,607)
BSN	1.340	11/03/2017	01/03/2018	(4,380)	(4,390)
SCX	1.510	11/21/2017	02/21/2018	(299)	(300)
	1.520	11/22/2017	02/22/2018	(100)	(100)
	1.650	12/14/2017	01/16/2018	(2,727)	(2,729)

Total Reverse Repurchase Agreements					$(9,126)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	1.660%	12/12/2017	01/12/2018	$(4,909)	$(4,907)
UBS	1.370	11/10/2017	02/07/2018	(474)	(473)

Total Sale-Buyback Transactions					$(5,380)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.9)%
Fannie Mae, TBA	3.000%	01/01/2048	$3,000	$(2,989)	$ (3,001)

Total Short Sales (0.9)%				$(2,989)	$ (3,001)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(1,607)	$0	$(1,607)	$1,583	$(24)
BSN	0	(4,390)	0	(4,390)	4,317	(73)
FICC	186	0	0	186	(191)	(5)
SCX	0	(3,129)	0	(3,129)	3,091	(38)

Master Securities Forward Transaction Agreement
GSC	0	0	(4,907)	(4,907)	4,884	(23)
UBS	0	0	(473)	(473)	469	(4)

Total Borrowings and Other Financing Transactions	$186	$(9,126)	$(5,380)

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(7,119)	$(2,007)	$0	$(9,126)

Total	$0	$(7,119)	$(2,007)	$0	$(9,126)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,907)	(473)	0	(5,380)

Total	$0	$(4,907)	$(473)	$0	$(5,380)

Total Borrowings	$0	$(12,026)	$(2,480)	$0	$(14,506)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(14,506)

(k)	Securities with an aggregate market value of $14,344 have been pledged as collateral under the terms of the above master agreements as of December 31, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2017 was $(9,766) at a weighted average interest rate of 0.558%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(3) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond March Futures	03/2018	2	AUD	202	$(1)	$1	$0
U.S. Treasury 10-Year Note March Futures	03/2018	16	$	1,985	(11)	3	0

Total Futures Contracts					$(12)	$4	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	12/20/2022	1.031%	$ 300	$51	$5	$56	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$2,150	$(165)	$(17)	$(182)	$0	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	Semi-Annual	12/07/2022	$	1,200	$(2)	$(11)	$(13)	$1	$0
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		5,500	123	(28)	95	0	(11)
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,000	38	(19)	19	0	(4)
Pay(6)	3-Month ZAR-JIBAR	7.000	Quarterly	03/22/2023	ZAR	900	0	(1)	(1)	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(2)	1	(1)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	7,000	254	(244)	10	24	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,190	20	1	21	5	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	1.000%	Annual	03/21/2028	EUR	800	$(4)	$(3)	$(7)	$2	$0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	1,793	(62)	16	(46)	4	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029	JPY	1,430,000	(64)	42	(22)	0	(7)
Receive(6)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		20,000	0	0	0	0	0
Receive(6)	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		40,000	0	1	1	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		40,000	(1)	0	(1)	0	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021	MXN	700	(2)	0	(2)	0	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		2,000	(1)	(3)	(4)	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		2,500	(8)	(1)	(9)	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		600	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		500	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		500	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		1,000	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	6.950	Lunar	06/17/2022		32,100	(5)	62	57	0	(7)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		400	0	0	0	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		600	(4)	0	(4)	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	(4)	(22)	(26)	2	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	(15)	(75)	(90)	6	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	13	(156)	(143)	13	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/15/2027		3,300	0	2	2	2	0
Pay	28-Day MXN-TIIE	8.120	Lunar	01/15/2027		700	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		2,400	0	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		1,200	0	0	0	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		1,100	0	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		1,200	(1)	(2)	(3)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		2,500	0	(5)	(5)	1	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		400	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		700	0	(3)	(3)	1	0

							$273	$(455)	$(182)	$66	$(29)

Total Swap Agreements							$159	$(467)	$(308)	$66	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$4	$66	$70	$0	$0		$(32)	$(32)

Cash of $1,068 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	01/2018	AUD	2,333		$1,770	$0	$(50)
	01/2018		$904	DKK	5,676	10	0
	01/2018		23	TRY	88	0	0
	04/2018	DKK	5,676		$910	0	(10)
	05/2018		$8	ARS	151	0	0
BPS	01/2018	BRL	91		$28	1	0
	01/2018	EUR	2,842		3,388	0	(23)
	01/2018	MXN	1,089		57	2	0
	01/2018		$28	BRL	91	0	0
	01/2018		1,524	MXN	28,644	0	(73)
	01/2018		26	TRY	100	0	0
	03/2018		218	PEN	710	0	0
	05/2018		24	ARS	452	0	(1)
BRC	01/2018	EUR	10		$12	0	0
	01/2018	GBP	135		181	0	(1)
	04/2018	JPY	30,400		270	0	(1)
CBK	01/2018	MXN	1,092		55	0	0
	01/2018		$16	ARS	298	0	(1)
	01/2018		94	AUD	124	3	0
	01/2018		220	DKK	1,395	4	0
	01/2018		23	IDR	314,804	0	0
	01/2018		452	RUB	26,436	6	0
	01/2018		49	TRY	187	0	0
	02/2018	JPY	44,850		$397	0	(2)
	03/2018		$642	INR	42,071	13	0
	04/2018	DKK	1,395		$222	0	(4)
DUB	01/2018	BRL	305		94	3	0
	01/2018	JPY	5,900		52	0	0
	01/2018		$92	BRL	305	0	0
FBF	01/2018		79	IDR	1,069,563	0	0
GLM	01/2018	BRL	1,530		$463	1	0
	01/2018	EUR	18		21	0	0
	01/2018		$28	ARS	500	0	(2)
	01/2018		459	BRL	1,530	2	0
	01/2018		15	IDR	207,377	0	0
	01/2018		2,167	JPY	243,600	0	(4)
	02/2018	BRL	1,530		$457	0	(2)
JPM	01/2018	EUR	110		131	0	(1)
	01/2018	GBP	90		121	0	(1)
	01/2018		$1,348	TRY	5,383	63	0
	02/2018	JPY	13,600		$120	0	(1)
MSB	01/2018	BRL	1,134		346	5	0
	01/2018		$343	BRL	1,134	0	(1)
	05/2018		13	ARS	251	0	(1)
NGF	01/2018		108		1,991	0	(2)
RBC	01/2018	AUD	72		$56	0	(1)
SCX	01/2018		137		104	0	(3)
	01/2018	EUR	100		119	0	(1)
	01/2018	JPY	260,085		2,343	34	0
	01/2018		$443	GBP	329	2	0
	01/2018		23	IDR	308,047	0	0
	01/2018		18	TRY	71	0	0
SSB	01/2018		738	JPY	83,177	0	0
UAG	01/2018	DKK	7,710		$1,231	0	(12)
	01/2018	GBP	4,417		5,879	0	(86)
	01/2018		$93	DKK	585	2	0
	01/2018		23	IDR	313,979	0	0

Total Forward Foreign Currency Contracts						$151	$(284)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC Fannie Mae, TBA 3.000% due 02/01/2048	$100.844	02/06/2018	$ 300	$(1)	$0
SAL	Call - OTC Fannie Mae, TBA 3.000% due 02/01/2048	100.719	02/06/2018	200	0	0
	Call - OTC Fannie Mae, TBA 3.000% due 02/01/2048	100.797	02/06/2018	300	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 02/01/2048	102.602	02/06/2018	400	(1)	(1)

					$(3)	$(2)

Total Written Options					$(3)	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2022	1.605%	$845	$(28)	$4	$0	$(24)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	2.377	250	30	0	30	0
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.701	200	(37)	32	0	(5)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2022	1.059	845	(3)	1	0	(2)

							$(38)	$37	$30	$(31)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$ 2,300	$(128)	$133	$5	$0
FBF	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	600	(24)	25	1	0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,000	(85)	77	0	(8)
MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	1,600	(88)	91	3	0

						$(325)	$326	$9	$(8)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Receive	3-Month USD-LIBOR	2.200%	Semi-Annual	01/18/2023	$10,000	$6	$1	$7	$0
MYC	Pay	3-Month USD-LIBOR	2.050	Semi-Annual	01/11/2023	3,000	1	(19)	0	(18)
	Pay	3-Month USD-LIBOR	2.490	Semi-Annual	01/09/2028	2,600	0	12	12	0

							$7	$(6)	$19	$(18)

Total Swap Agreements							$(356)	$357	$58	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$10	$0	$0	$10	$(60)	$0	$0	$(60)	$(50)	$0	$(50)
BPS	3	0	0	3	(97)	0	0	(97)	(94)	0	(94)
BRC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
CBK	26	0	0	26	(7)	0	(24)	(31)	(5)	0	(5)
DUB	3	0	35	38	0	0	0	0	38	0	38

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
FBF	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
GLM	3	0	7	10	(8)	0	0	(8)	2	0	2
GST	0	0	0	0	0	0	(13)	(13)	(13)	0	(13)
JPM	63	0	0	63	(3)	0	(2)	(5)	58	0	58
MSB	5	0	0	5	(2)	0	0	(2)	3	0	3
MYC	0	0	15	15	0	0	(18)	(18)	(3)	0	(3)
NGF	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SAL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
SCX	36	0	0	36	(4)	0	0	(4)	32	0	32
UAG	2	0	0	2	(98)	0	0	(98)	(96)	0	(96)

Total Over the Counter	$151	$0	$58	$209	$(284)	$(2)	$(57)	$(343)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	66	66

	$0	$0	$0	$0	$70	$70

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$151	$0	$151
Swap Agreements	0	39	0	0	19	58

	$0	$39	$0	$151	$19	$209

	$0	$39	$0	$151	$89	$279

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$29	$32

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$284	$0	$284
Written Options	0	0	0	0	2	2
Swap Agreements	0	39	0	0	18	57

	$0	$39	$0	$284	$20	$343

	$0	$42	$0	$284	$49	$375

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3)	$(3)
Swap Agreements	0	(79)	0	0	167	88

	$0	$(79)	$0	$0	$164	$85

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(310)	$0	$(310)
Written Options	0	0	0	10	0	10
Swap Agreements	0	26	0	0	26	52

	$0	$26	$0	$(300)	$26	$(248)

	$0	$(53)	$0	$(300)	$190	$(163)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(11)	$(11)
Swap Agreements	0	8	0	0	(181)	(173)

	$0	$8	$0	$0	$(192)	$(184)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(162)	$0	$(162)
Written Options	0	0	0	(3)	1	(2)
Swap Agreements	0	170	0	0	(6)	164

	$0	$170	$0	$(165)	$(5)	$0

	$0	$178	$0	$(165)	$(197)	$(184)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$4,240	$0	$4,240
Netherlands	0	709	0	709
United States	0	15,698	0	15,698
Loan Participations and Assignments
Canada	0	10	0	10
Ireland	0	38	0	38
United States	0	3,674	100	3,774
Common Stocks
Australia
Consumer Discretionary	76	33	0	109
Consumer Staples	0	1,990	0	1,990
Energy	0	555	0	555
Financials	0	4,706	0	4,706
Health Care	0	216	0	216
Industrials	0	304	0	304
Materials	0	3,194	0	3,194
Telecommunication Services	0	642	0	642
Austria
Energy	482	0	0	482
Financials	746	29	0	775
Materials	0	187	0	187
Belgium
Telecommunication Services	262	0	0	262
Brazil
Energy	0	0	12	12
Utilities	1	0	0	1
Canada
Consumer Discretionary	72	0	0	72
Energy	437	0	0	437
Financials	2,852	0	0	2,852
Industrials	178	0	0	178

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Materials	$670	$0	$0	$670
Utilities	631	0	0	631
Denmark
Industrials	0	653	0	653
Telecommunication Services	406	0	0	406
Finland
Industrials	0	39	0	39
Materials	0	377	0	377
Utilities	0	272	0	272
France
Consumer Discretionary	112	2,450	0	2,562
Consumer Staples	0	1,573	0	1,573
Energy	0	828	0	828
Financials	0	5,955	0	5,955
Health Care	0	2,943	0	2,943
Industrials	0	2,114	0	2,114
Telecommunication Services	0	747	0	747
Utilities	1,055	647	0	1,702
Germany
Consumer Discretionary	0	3,021	0	3,021
Consumer Staples	0	499	0	499
Financials	0	1,399	0	1,399
Health Care	0	1,250	0	1,250
Industrials	0	2,565	0	2,565
Materials	0	2,675	0	2,675
Utilities	0	2,293	0	2,293
Hong Kong
Consumer Discretionary	1	551	0	552
Information Technology	0	297	0	297
Real Estate	0	1,404	0	1,404
Israel
Financials	0	117	0	117
Materials	0	221	0	221
Telecommunication Services	199	0	0	199

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Italy
Energy	$0	$1,328	$0	$1,328
Financials	783	214	0	997
Industrials	50	0	0	50
Utilities	0	1,937	0	1,937
Japan
Consumer Discretionary	0	4,969	0	4,969
Consumer Staples	0	1,119	0	1,119
Energy	0	1,011	0	1,011
Financials	0	9,840	0	9,840
Health Care	0	776	0	776
Industrials	0	7,802	0	7,802
Information Technology	0	6,926	0	6,926
Materials	0	1,959	0	1,959
Real Estate	0	127	0	127
Telecommunication Services	0	1,465	0	1,465
Utilities	0	689	0	689
Luxembourg
Consumer Discretionary	0	149	0	149
Macau
Consumer Discretionary	0	120	0	120
Mexico
Consumer Discretionary	1	0	0	1
Netherlands
Consumer Staples	0	457	0	457
Energy	0	3,212	0	3,212
Financials	0	782	0	782
Health Care	0	987	0	987
Industrials	0	161	0	161
Telecommunication Services	399	0	0	399
New Zealand
Telecommunication Services	74	0	0	74
Norway
Energy	0	1,081	0	1,081
Financials	0	301	0	301
Materials	0	334	0	334
Telecommunication Services	0	128	0	128
Portugal
Consumer Staples	75	0	0	75
Utilities	334	0	0	334
Singapore
Industrials	0	475	0	475
Information Technology	0	82	0	82
Spain
Consumer Staples	0	154	0	154
Financials	0	5,259	0	5,259
Industrials	0	1,357	0	1,357
Telecommunication Services	0	1,013	0	1,013
Utilities	0	654	0	654
Sweden
Financials	108	720	0	828
Health Care	22	113	0	135
Telecommunication Services	0	1,054	0	1,054
Switzerland
Consumer Discretionary	169	0	0	169
Energy	281	0	0	281
Financials	0	3,764	0	3,764
Health Care	0	1,619	0	1,619
Industrials	0	78	0	78
Information Technology	247	0	0	247
Telecommunication Services	0	220	0	220
United Kingdom
Consumer Discretionary	189	1,159	0	1,348
Consumer Staples	634	479	0	1,113
Energy	0	2,723	0	2,723
Financials	960	10,920	0	11,880
Health Care	0	851	0	851
Industrials	300	1,322	0	1,622
Materials	0	408	0	408
Telecommunication Services	0	1,614	0	1,614
Utilities	559	219	0	778

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
United States
Consumer Discretionary	$8,411	$0	$0	$8,411
Consumer Staples	9,270	0	0	9,270
Energy	12,898	0	0	12,898
Financials	25,068	0	0	25,068
Health Care	13,654	0	0	13,654
Industrials	7,617	0	0	7,617
Information Technology	10,948	0	0	10,948
Materials	4,022	0	0	4,022
Telecommunication Services	5,636	0	0	5,636
Utilities	6,091	0	0	6,091
Corporate Bonds & Notes
Australia
Banking & Finance	0	395	0	395
Bermuda
Industrials	0	10	0	10
Brazil
Utilities	0	1,348	0	1,348
Canada
Banking & Finance	0	17	0	17
Industrials	0	95	0	95
Cayman Islands
Industrials	0	72	0	72
Utilities	0	96	0	96
Denmark
Banking & Finance	0	1,175	0	1,175
Finland
Industrials	0	6	0	6
France
Banking & Finance	0	1,003	0	1,003
Industrials	0	724	0	724
Germany
Banking & Finance	0	668	0	668
Ireland
Industrials	0	517	0	517
Luxembourg
Banking & Finance	0	693	0	693
Industrials	0	159	0	159
Utilities	0	1,381	0	1,381
Mexico
Industrials	0	130	0	130
Netherlands
Banking & Finance	0	315	0	315
Industrials	0	4	0	4
Supranational
Banking & Finance	0	22	0	22
United Kingdom
Banking & Finance	0	4,249	0	4,249
Industrials	0	1,111	0	1,111
United States
Banking & Finance	0	4,649	0	4,649
Industrials	0	2,864	0	2,864
Utilities	0	1,662	0	1,662
Venezuela
Industrials	0	72	0	72
Non-Agency Mortgage-Backed Securities
United Kingdom	0	2,629	0	2,629
United States	0	9,016	86	9,102
Municipal Bonds & Notes
California	0	661	0	661
Illinois	0	173	0	173
Michigan	0	215	0	215
Puerto Rico	0	112	0	112
Virginia	0	348	0	348
West Virginia	0	351	0	351
Preferred Stocks
Germany
Consumer Discretionary	0	2,144	0	2,144
Real Estate Investment Trusts
Canada
Real Estate	318	0	0	318

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

December 31, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
United States
Financials	$735	$0	$0	$735
Real Estate	323	0	0	323
Sovereign Issues
Argentina	0	863	0	863
Brazil	0	491	0	491
Greece	0	125	0	125
Kuwait	0	392	0	392
Peru	0	123	0	123
Saudi Arabia	0	800	0	800
Spain	0	67	0	67
Sweden	0	120	0	120
Venezuela	0	33	0	33
U.S. Government Agencies
United States	0	14,173	0	14,173
U.S. Treasury Obligations
United States	0	24,322	0	24,322
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Repurchase Agreements	0	186	0	186
France Treasury Bills	0	144	0	144
Japan Treasury Bills	0	841	0	841
U.K. Treasury Bills	0	305	0	305
Argentina Treasury Bills	0	442	0	442

	$118,356	$238,059	$198	$356,613

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,299	$0	$0	$5,299

Total Investments	$123,655	$238,059	$198	$361,912

Short Sales, at Value - Liabilities
United States	$0	$(3,001)	$0	$(3,001)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4	66	0	70
Over the counter	0	209	0	209

	$4	$275	$0	$279

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(32)	0	(32)
Over the counter	0	(343)	0	(343)

	$0	$(375)	$0	$(375)

Total Financial Derivative Instruments	$4	$(100)	$0	$(96)

Totals	$123,659	$234,958	$198	$358,815

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqS® Long/Short Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.4%

COMMON STOCKS 70.5%

GERMANY 2.0%

FINANCIALS 1.1%
Deutsche Boerse AG	50,000	$5,788

HEALTH CARE 0.9%
Bayer AG	39,844	4,951

Total Germany		10,739

SWITZERLAND 3.1%

CONSUMER STAPLES 1.7%
Nestle S.A.	105,000	9,028

HEALTH CARE 1.4%
Novartis AG	88,000	7,405

Total Switzerland		16,433

UNITED KINGDOM 1.5%

INDUSTRIALS 1.5%
IHS Markit Ltd. (a)	175,000	7,901

Total United Kingdom		7,901

UNITED STATES 63.9%

CONSUMER DISCRETIONARY 10.6%
Amazon.com, Inc. (a)	5,000	5,847
Carnival Corp. (g)	110,000	7,300
Comcast Corp. ‘A’	295,000	11,815
Domino’s Pizza, Inc.	30,000	5,669
Las Vegas Sands Corp.	165,000	11,466
Royal Caribbean Cruises Ltd.	60,000	7,157
TJX Cos., Inc.	85,000	6,499

		55,753

CONSUMER STAPLES 2.0%
Coca-Cola Co.	230,000	10,552

ENERGY 8.9%
Concho Resources, Inc. (a)(g)	45,000	6,760
Continental Resources, Inc. (a)	130,000	6,886
Diamondback Energy, Inc. (a)	60,000	7,575
ONEOK, Inc.	225,000	12,026
Williams Cos., Inc.	239,635	7,307

	SHARES	MARKET VALUE (000S)
Williams Partners LP	171,822	$6,663

		47,217

FINANCIALS 12.5%
American Express Co.	190,000	18,869
Berkshire Hathaway, Inc. ‘B’ (a)	93,000	18,435
Discover Financial Services	160,000	12,307
JPMorgan Chase & Co.	73,593	7,870
Morgan Stanley	100,000	5,247
U.S. Bancorp	65,601	3,515

		66,243

HEALTH CARE 10.3%
Abbott Laboratories	150,000	8,560
Cigna Corp. (g)	40,000	8,124
Johnson & Johnson	125,000	17,465
Pfizer, Inc.	330,000	11,953
UnitedHealth Group, Inc.	38,000	8,377

		54,479

INDUSTRIALS 9.1%
Kansas City Southern	110,000	11,574
KAR Auction Services, Inc.	195,000	9,850
Norfolk Southern Corp.	92,000	13,331
Union Pacific Corp.	100,000	13,410

		48,165

INFORMATION TECHNOLOGY 8.3%
Alphabet, Inc. ‘C’ (a)	20,000	20,928
Facebook, Inc. ‘A’ (a)	70,000	12,352
salesforce.com, Inc. (a)	105,000	10,734

		44,014

MATERIALS 2.2%
Vulcan Materials Co.	89,000	11,425

Total United States		337,848

Total Common Stocks (Cost $343,484)		372,921

EXCHANGE-TRADED FUNDS 5.2%

UNITED STATES 5.2%
SPDR S&P Oil & Gas Exploration & Production ETF	400,000	14,872
SPDR S&P Regional Banking ETF	220,000	12,947

Total Exchange-Traded Funds (Cost $25,199)		27,819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.6%

UNITED STATES 0.6%
U.S. Treasury Floating Rate Notes
1.624% (USBMMY3M + 0.174%) due 07/31/2018 ~	$3,200	$3,204

Total U.S. Treasury Obligations (Cost $3,200)		3,204

SHORT-TERM INSTRUMENTS 8.1%

REPURCHASE AGREEMENTS (e) 0.1%
		524

U.S. TREASURY BILLS 7.3%
1.074% due 01/04/2018 - 03/01/2018 (b)(c)(i)	38,900	38,882

U.S. TREASURY CASH MANAGEMENT BILLS 0.7%
1.043% due 01/02/2018 (c)(d)	3,500	3,500

Total Short-Term Instruments (Cost $42,906)		42,906

Total Investments in Securities (Cost $414,789)		446,850

	SHARES
INVESTMENTS IN AFFILIATES 16.2%

SHORT-TERM INSTRUMENTS 16.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.2%
PIMCO Short-Term Floating NAV Portfolio III	8,656,167	85,566

Total Short-Term Instruments (Cost $85,557)		85,566

Total Investments in Affiliates (Cost $85,557)		85,566

Total Investments 100.6% (Cost $500,346)		$532,416

Securities Sold Short (f) (20.1)% (Proceeds $102,332)		(106,320)

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $(3,368))		(68)

Other Assets and Liabilities, net 19.5%		103,076

Net Assets 100.0%		$529,104

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	39

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.700%	12/29/2017	01/02/2018	$524	U.S. Treasury Notes 1.375% due 06/30/2023	$(538)	$524	$524

Total Repurchase Agreements						$(538)	$524	$524

(f)  SECURITIES SOLD SHORT

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(2)
	Common Stocks (18.5)%
	China (0.6)%
	Consumer Discretionary (0.6)%
GSC	JD.com, Inc. ADR	70,000	$(2,689)	$(2,899)

	Total China		(2,689)	(2,899)

	Switzerland (0.9)%
	Information Technology (0.9)%
	Logitech International S.A.	135,000	(4,518)	(4,548)

	Total Switzerland		(4,518)	(4,548)

	United Kingdom (0.4)%
	Industrials (0.4)%
	Rolls-Royce Holdings PLC	200,000	(1,900)	(2,283)
	Rolls-Royce Holdings PLC	9,200,000	(12)	(12)

	Total United Kingdom		(1,912)	(2,295)

	United States (16.6)%
	Consumer Discretionary (3.9)%
	Aramark	65,000	(2,771)	(2,778)
	Brunswick Corp.	88,000	(4,814)	(4,859)
FOB	Buckle, Inc.	130,430	(4,040)	(3,098)
	Gap, Inc.	100,000	(2,977)	(3,406)
GSC	Hasbro, Inc.	40,000	(3,677)	(3,636)
	NIKE, Inc. ‘B’	50,000	(3,019)	(3,137)

			(21,298)	(20,914)

	Consumer Staples (3.3)%
	Church & Dwight Co., Inc.	85,000	(4,094)	(4,264)
	Clorox Co.	55,000	(7,154)	(8,181)
	Kraft Heinz Co.	35,000	(2,687)	(2,722)
	Mondelez International, Inc.	60,000	(2,454)	(2,581)

			(16,389)	(17,748)

	Energy (2.4)%
	Anadarko Petroleum Corp.	60,000	(2,924)	(3,218)
	Exxon Mobil Corp.	70,000	(5,923)	(5,855)
	Laredo Petroleum, Inc.	100,000	(1,033)	(1,061)
FOB	Occidental Petroleum Corp.	35,000	(2,450)	(2,578)

			(12,330)	(12,712)

	Financials (3.1)%
GSC	Affiliated Managers Group, Inc.	27,000	(4,461)	(5,542)
FOB	Bank of the Ozarks, Inc.	115,000	(5,396)	(5,572)
GSC	Franklin Resources, Inc.	50,000	(2,121)	(2,178)
	Invesco Ltd.	83,000	(2,670)	(3,033)

			(14,648)	(16,325)

	Health Care (1.9)%
FOB	Community Health Systems, Inc.	140,000	(988)	(596)
GSC	Eli Lilly & Co.	60,000	(5,033)	(5,068)
FOB	Merck & Co., Inc.	75,000	(4,128)	(4,256)

			(10,149)	(9,920)

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(2)
	Industrials (2.0)%
	Brink’s Co.	50,000	$(4,016)	$(3,935)
GSC	CSX Corp.	60,000	(2,976)	(3,301)
FOB	Werner Enterprises, Inc.	85,000	(3,011)	(3,291)

			(10,003)	(10,527)

	Total United States		(84,817)	(88,146)

	Total Common Stocks		(93,936)	(97,888)

	Exchange-Traded Funds (0.5)%
	United States (0.5)%
	iShares China Large-Cap ETF	60,000	(2,726)	(2,770)

	Total Exchange-Traded Funds		(2,726)	(2,770)

	Preferred Stocks 0.0%
	United Kingdom 0.0%
	Industrials 0.0%
GSC	Rolls Royce Group PLC ‘C’	1,455,967	(2)	(2)

	Total Preferred Stocks		(2)	(2)

	Real Estate Investment Trusts (1.1)%
	United States 0.0%
GSC	Iron Mountain, Inc.	150,000	(5,668)	(5,660)

	Total Real Estate Investment Trusts		(5,668)	(5,660)

Total Short Sales (20.1)%			$(102,332)	$(106,320)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$524	$0	$0	$0	$524	$(538)	$(14)

Prime Brokerage Agreement
FOB	0	0	0	(29,502)	(29,502)	29,308	(194)
GSC	0	0	0	(76,818)	(76,818)	104,875	28,057

Total Borrowings and Other Financing Transactions	$524	$0	$0	$(106,320)

(g)	Securities with an aggregate market value of $19,676 and cash of $108,189 have been pledged as collateral as of December 31, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $77 of dividends payable.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Nikkei 225 Index March Futures	03/2018	63	JPY	6,362	$71	$0	$(35)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	41

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index March Futures	03/2018	193	$	(25,823)	$(266)	$94	$0
WTI Crude December Futures	12/2018	193		(11,208)	(608)	0	(77)

					$(874)	$94	$(77)

Total Futures Contracts					$(803)	$94	$(112)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$41,800	$(3,368)	$(169)	$(3,537)	$0	$(63)

Total Swap Agreements					$(3,368)	$(169)	$(3,537)	$0	$(63)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$94	$0	$94	$0	$(112)	$(63)	$(175)

(i)	Securities with an aggregate market value of $1,756 and cash of $1,264 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2017. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2018	CHF	8,480		$8,658	$0	$(47)
BPS	01/2018	EUR	5,625		6,706	0	(46)
CBK	01/2018	GBP	864		1,168	2	0
GLM	01/2018	CAD	6,738		5,266	0	(96)
HUS	01/2018		$4,752	CAD	6,106	106	0
JPM	01/2018	EUR	3,746		$4,438	0	(59)

Total Forward Foreign Currency Contracts						$108	$(248)

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	AMZX Index	1	3-Month USD-LIBOR plus a specified spread	Quarterly	05/15/2018	$5,303	$0	$(8)	$0	$(8)
BPS	Receive	AMZX Index	1	3-Month USD-LIBOR plus a specified spread	Quarterly	11/28/2018	5,351	0	161	161	0

								$0	$153	$161	$(8)

Total Swap Agreements								$0	$153	$161	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(47)	$0	$(8)	$(55)	$(55)	$(260)	$(315)
BPS	0	0	161	161	(46)	0	0	(46)	115	0	115
CBK	2	0	0	2	0	0	0	0	2	0	2
GLM	0	0	0	0	(96)	0	0	(96)	(96)	0	(96)
HUS	106	0	0	106	0	0	0	0	106	0	106
JPM	0	0	0	0	(59)	0	0	(59)	(59)	0	(59)

Total Over the Counter	$108	$0	$161	$269	$(248)	$0	$(8)	$(256)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$94	$0	$0	$94

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$108	$0	$108
Swap Agreements	0	0	161	0	0	161

	$0	$0	$161	$108	$0	$269

	$0	$0	$255	$108	$0	$363

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$77	$0	$35	$0	$0	$112
Swap Agreements	0	63	0	0	0	63

	$77	$63	$35	$0	$0	$175

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$248	$0	$248
Swap Agreements	0	0	8	0	0	8

	$0	$0	$8	$248	$0	$256

	$77	$63	$43	$248	$0	$431

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	43

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

December 31, 2017 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(1,324)	$0	$0	$(1,324)
Swap Agreements	0	(2,025)	0	0	(2)	(2,027)

	$0	$(2,025)	$(1,324)	$0	$(2)	$(3,351)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,773)	$0	$(1,773)
Swap Agreements	0	0	248	0	0	248

	$0	$0	$248	$(1,773)	$0	$(1,525)

	$0	$(2,025)	$(1,076)	$(1,773)	$(2)	$(4,876)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(608)	$0	$(163)	$0	$0	$(771)
Swap Agreements	0	489	0	0	0	489

	$(608)	$489	$(163)	$0	$0	$(282)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$973	$0	$973
Swap Agreements	0	0	153	0	0	153

	$0	$0	$153	$973	$0	$1,126

	$(608)	$489	$(10)	$973	$0	$844

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Common Stocks
Germany
Financials	$0	$5,788	$0	$5,788
Health Care	0	4,951	0	4,951
Switzerland
Consumer Staples	0	9,028	0	9,028
Health Care	0	7,405	0	7,405
United Kingdom
Industrials	7,901	0	0	7,901
United States
Consumer Discretionary	55,753	0	0	55,753
Consumer Staples	10,552	0	0	10,552
Energy	47,217	0	0	47,217
Financials	66,243	0	0	66,243
Health Care	54,479	0	0	54,479
Industrials	48,165	0	0	48,165
Information Technology	44,014	0	0	44,014
Materials	11,425	0	0	11,425
Exchange-Traded Funds
United States	27,819	0	0	27,819
U.S. Treasury Obligations
United States	0	3,204	0	3,204
Short-Term Instruments
Repurchase Agreements	0	524	0	524
U.S. Treasury Bills	0	38,882	0	38,882
U.S. Treasury Cash Management Bills	0	3,500	0	3,500

	$373,568	$73,282	$0	$446,850

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$85,566	$0	$0	$85,566

Total Investments	$459,134	$73,282	$0	$532,416

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Short Sales, at Value - Liabilities
China
Consumer Discretionary	$(2,899)	$0	$0	$(2,899)
Switzerland
Information Technology	0	(4,548)	0	(4,548)
United Kingdom
Industrials	0	(2,295)	0	(2,295)
United States
Consumer Discretionary	(20,914)	0	0	(20,914)
Consumer Staples	(17,748)	0	0	(17,748)
Energy	(12,712)	0	0	(12,712)
Financials	(16,325)	0	0	(16,325)
Health Care	(9,920)	0	0	(9,920)
Industrials	(10,527)	0	0	(10,527)
United States	(2,770)	0	0	(2,770)
United Kingdom
Industrials	0	(2)	0	(2)
United States	(5,660)	0	0	(5,660)

	$(99,475)	$(6,845)	$0	$(106,320)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	94	0	0	94
Over the counter	0	269	0	269

	$94	$269	$0	$363

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(112)	(63)	0	(175)
Over the counter	0	(256)	0	(256)

	$(112)	$(319)	$0	$(431)

Total Financial Derivative Instruments	$(18)	$(50)	$0	$(68)

Totals	$359,641	$66,387	$0	$426,028

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the equity portion of the PIMCO Dividend and Income Fund. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement the investment strategies of the equity portion of the PIMCO Dividend and Income Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

SEMIANNUAL REPORT	DECEMBER 31, 2017	45

Notes to Financial Statements (Cont.)

that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Dividend and Income Fund	Quarterly	Quarterly
PIMCO EqS® Long/Short Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial

46	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a

SEMIANNUAL REPORT	DECEMBER 31, 2017	47

Notes to Financial Statements (Cont.)

Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

48	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes

SEMIANNUAL REPORT	DECEMBER 31, 2017	49

Notes to Financial Statements (Cont.)

obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Dividend and Income Fund	$2,789	$18,308	$(15,800)	$0	$2	$5,299	$8	$0
PIMCO EqS® Long/Short Fund	166,968	203,827	(285,200)	(34)	5	85,566	1,027	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

50	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2017, the Funds had $200,000 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make

SEMIANNUAL REPORT	DECEMBER 31, 2017	51

Notes to Financial Statements (Cont.)

interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Real Estate Investment Trusts (“REITs”)  are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty

52	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized

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Notes to Financial Statements (Cont.)

appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a

Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

54	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would

SEMIANNUAL REPORT	DECEMBER 31, 2017	55

Notes to Financial Statements (Cont.)

effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or

56	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund
Risks
Equity	X	X
Dividend-Oriented Stocks	X
Value Investing	X	X
Foreign (Non-U.S.) Investment	X	X
Emerging Markets	X	X
Sovereign Debt	X	X

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund
Risks
Market	X	X
Issuer	X	X
Interest Rate	X	X
Call	X	X
Credit	X	X
High Yield and Distressed Company	X	X
Currency	X	X
Real Estate	X	X
Liquidity	X	X
Leveraging	X	X
Management	X	X
Small-Cap and Mid-Cap Company	X	X
Derivatives	X	X
Model	X
Mortgage-Related and Other Asset-Backed	X
Short Exposure	X	X
Convertible Securities	X	X
Issuer Non-Diversification		X
Cash Holdings		X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Equity Risk   is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk   is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by a Fund or a Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes a Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk   is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk   is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

58	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Cash Holdings Risk  is the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

SEMIANNUAL REPORT	DECEMBER 31, 2017	59

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Class D	Class A	Class C
PIMCO Dividend and Income Fund	0.49%	0.30%	0.40%	0.40%	0.40%	0.40%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	0.55%	0.55%	0.55%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C

60	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2017, the Distributor retained $40,489 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO previously contractually agreed to reduce its Advisory Fee for the PIMCO Dividend and Income Fund. Effective June 16, 2016, this contractual agreement has been terminated. PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

SEMIANNUAL REPORT	DECEMBER 31, 2017	61

Notes to Financial Statements (Cont.)

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2017, were as follows (amounts in thousands):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Dividend and Income Fund	$1,407	$427	$29	$1,863
PIMCO EqS® Long/Short Fund	68	114	47	229

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Dividend and Income Fund	$205	$5,770
PIMCO EqS® Long/Short Fund	0	621

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Dividend and Income Fund	$104,242	$89,690	$37,297	$69,162
PIMCO EqS® Long/Short Fund	0	0	613,456	589,148

†	A zero balance may reflect actual amounts rounding to less than one thousand.

62	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dividend and Income Fund				PIMCO EqS® Long/Short Fund
	Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	298	$3,454	481	$5,077	3,412	$41,545	7,197	$85,903
Class P	652	7,519	1,301	13,940	1,037	12,597	3,787	44,711
Class D	62	719	239	2,512	1,433	17,242	1,894	22,459
Class A	652	7,511	2,502	26,751	616	7,361	1,094	12,795
Class C	292	3,381	1,240	13,111	221	2,544	733	8,292
Issued as reinvestment of distributions
Institutional Class	41	486	49	525	850	9,984	729	8,346
Class P	31	364	29	313	537	6,263	693	7,887
Class D	13	147	14	153	229	2,640	169	1,907
Class A	193	2,268	207	2,207	382	4,401	485	5,471
Class C	144	1,688	134	1,419	405	4,480	484	5,287
Cost of shares redeemed
Institutional Class	(292)	(3,364)	(1,652)	(17,251)	(2,849)	(34,825)	(13,394)	(159,365)
Class P	(528)	(6,085)	(2,530)	(26,477)	(2,892)	(35,023)	(14,564)	(171,916)
Class D	(122)	(1,408)	(590)	(6,226)	(1,193)	(14,338)	(3,606)	(41,959)
Class A	(1,855)	(21,416)	(6,527)	(68,337)	(1,125)	(13,480)	(7,030)	(81,866)
Class C	(1,846)	(21,145)	(8,358)	(87,665)	(1,252)	(14,453)	(6,340)	(71,525)
Net increase (decrease) resulting from Fund share transactions	(2,265)	$(25,881)	(13,461)	$(139,948)	(189)	$(3,062)	(27,669)	$(323,573)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Dividend and Income Fund	$66,361	$53,897
PIMCO EqS® Long/Short Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2017	63

Notes to Financial Statements (Cont.)

December 31, 2017 (Unaudited)

As of December 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO Dividend and Income Fund	$320,342	$48,124	$(10,009)	$38,115
PIMCO EqS® Long/Short Fund	396,382	33,212	(7,825)	25,387

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

64	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	IDR	Indonesian Rupiah	TRY	Turkish New Lira
CAD	Canadian Dollar	INR	Indian Rupee	USD (or $)	United States Dollar
CHF	Swiss Franc	JPY	Japanese Yen	ZAR	South African Rand
DKK	Danish Krone	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
AMZX	Alerian MLP Total Return Index	CDX.HY	Credit Derivatives Index - High Yield	S&P 500	Standard & Poor’s 500 Index
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	EUR006M	6 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR01M	1 Month USD-LIBOR	USBMMY3M	3 Month US Treasury Bill Money Market Yield

Other Abbreviations:
ADR	American Depositary Receipt	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt

SEMIANNUAL REPORT	DECEMBER 31, 2017	65

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 23, 2017, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio

Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23, 2017 meeting. The Independent Trustees also conducted an in-person meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 to discuss the Lipper Report, as defined below, and certain aspects of the 2017 15(c) materials including, but not limited to, the Funds’ performance, the Funds’ advisory fees and total expense ratios, the comparative information with respect to fees and performance included in the Lipper Report, and the unified fee structure employed by the Trusts.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to

66	PIMCO EQUITY SERIES

(Unaudited)

summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio-level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds and noted that it had met with senior personnel from Research Affiliates during the year. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

SEMIANNUAL REPORT	DECEMBER 31, 2017	67

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 23, 2017 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the reduction in the advisory fee for the PIMCO Dividend and Income Fund effective June 16, 2016. The Board noted that PIMCO had contractually agreed, through October 31, 2017, to reduce its advisory fee by amounts shown in the

68	PIMCO EQUITY SERIES

(Unaudited)

table below: This contractual agreement was subsequently continued through October 31, 2018.

PIMCO RAE Fundamental Emerging Markets Fund	0.20%
PIMCO RAE Fundamental Global Fund	0.20%
PIMCO RAE Fundamental Global ex-US Fund	0.20%
PIMCO RAE Fundamental International Fund	0.10%
PIMCO RAE Fundamental US Fund	0.10%
PIMCO RAE Fundamental US Small Fund	0.10%

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service providers, are passed through to a smaller asset base. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

SEMIANNUAL REPORT	DECEMBER 31, 2017	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO’s estimated pre-distribution margin from PIMCO Equity Series for the calendar year 2017 was 46.2% and the estimated post-distribution margin was 27.4% utilizing the adjusted asset methodology. The Independent Trustees also noted that the 2016 margins were within the range of publicly-traded asset manager margins reported by Strategic Insight and Lipper. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Funds to scale from inception and the enhancement of services and oversight provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees over the contract term even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with
“pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

70	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, Class P, Administrative Class

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R, Class D

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4001SAR_123117

PIMCO Equity Series®

Semiannual

Report

December 31, 2017

PIMCO RAE Fundamental Emerging Markets Fund

PIMCO RAE Fundamental Global Fund

PIMCO RAE Fundamental Global ex-US Fund

PIMCO RAE Fundamental International Fund

PIMCO RAE Fundamental US Fund

PIMCO RAE Fundamental US Small Fund

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Emerging Markets Fund	6	31
PIMCO RAE Fundamental Global Fund	8	40
PIMCO RAE Fundamental Global ex-US Fund	10	41
PIMCO RAE Fundamental International Fund	12	42
PIMCO RAE Fundamental US Fund	14	51
PIMCO RAE Fundamental US Small Fund	16	54

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the six-month reporting period include:

∎

During the reporting period, geopolitical concerns remained an investor focus but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The European Central Bank (“ECB”), for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Federal Reserve (“Fed”) provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50% (marking the third rate increase during 2017, following rate increases in March and in June). The Bank of England (“BOE”) raised its policy rate and suggested reduced stimulus on the horizon and the Bank of Canada (“BOC”) raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

As a result, many developed market yield curves flattened over the reporting period as front-end rates moved higher alongside less accommodative monetary policy. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed the two-year yield to its highest level in nearly a decade. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and BOC both raised policy rates for the first time in years.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings, and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 11.42% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 7.92% and 9.86%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 14.63% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 3.34% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 15.92% over the reporting period as fundamentals remained healthy in select economies. Emerging markets benefited from broad-based and synchronized global growth, robust liquidity conditions, rising commodity prices, and a weak U.S. dollar.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 0.43% for the reporting period. Yields rose across the majority of the yield curve through 10-year maturities, but declined across 20- and 30-year maturities. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, up from 2.31% on June 30, 2017. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.24% for the reporting period.

If you have any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

2	PIMCO EQUITY SERIES

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 21, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund and PIMCO RAE Fundamental US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Fundamental Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Fundamental Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Class P shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual

4	PIMCO EQUITY SERIES

performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class A	Class C	Diversification Status
PIMCO RAE Fundamental Emerging Markets Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental Global Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental Global ex-US Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental International Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental US Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental US Small Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO RAE Fundamental Emerging Markets Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Fundamental Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (05/31/06)
PIMCO RAE Fundamental Emerging Markets Fund Institutional Class	15.60%	29.34%	4.29%	2.52%	7.42%
PIMCO RAE Fundamental Emerging Markets Fund Class P	15.40%	29.03%	4.21%	2.48%	7.38%
PIMCO RAE Fundamental Emerging Markets Fund Class A	15.41%	28.88%	4.13%	2.44%	7.34%
PIMCO RAE Fundamental Emerging Markets Fund Class A (adjusted)	11.09%	24.01%	3.34%	2.05%	6.99%
PIMCO RAE Fundamental Emerging Markets Fund Class C	14.94%	27.90%	3.71%	2.23%	7.15%
PIMCO RAE Fundamental Emerging Markets Fund Class C (adjusted)	13.94%	26.90%	3.71%	2.23%	7.15%
MSCI Emerging Markets Index±	15.92%	37.28%	4.35%	1.68%	6.28%

All Fund returns are net of fees and expenses.

** Cumulative return.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for the Institutional Class shares, 1.06% for the Class P shares, 1.31% for the Class A shares and 2.06% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Institutional Class - PEIFX	Class P - PEPFX	Class A - PEAFX	Class C - PECFX

Geographic Breakdown as of 12/31/20171§

China	22.1%
South Korea	19.6%
Brazil	10.6%
Russia	8.5%
Taiwan	8.0%
India	6.4%
South Africa	6.2%
Hong Kong	4.8%
Turkey	2.7%
Thailand	2.5%
Poland	2.3%
Malaysia	1.4%
Greece	1.3%
Mexico	1.2%
Indonesia	1.1%
Chile	1.0%
Other	0.3%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the real estate sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the financial sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the utilities sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	7

PIMCO RAE Fundamental Global Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in three PIMCO Funds (the “Underlying Funds”) and equity securities that are eligible investments for the Underlying Funds. Each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”) through investment in the securities that comprise the RAE Fundamental Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global Fund Institutional Class	12.11%	22.32%	9.54%
PIMCO RAE Fundamental Global Fund Class P	12.09%	22.32%	9.42%
PIMCO RAE Fundamental Global Fund Class A	11.91%	21.92%	9.17%
PIMCO RAE Fundamental Global Fund Class A (adjusted)	7.69%	17.39%	7.56%
PIMCO RAE Fundamental Global Fund Class C	11.54%	21.03%	8.37%
PIMCO RAE Fundamental Global Fund Class C (adjusted)	10.54%	20.03%	8.37%
MSCI All Country World Index±	11.21%	23.97%	9.26%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.20% for the Institutional Class shares, 1.30% for the Class P shares, 1.55% for the Class A shares and 2.30% for the Class C shares. Details regarding any changes to he Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PFQIX	Class P - PFQPX	Class A - PFQAX	Class C - PFQCX

Top Holdings as of 12/31/20171§

PIMCO RAE Fundamental International Fund	48.0%
PIMCO RAE Fundamental U.S. Fund	40.1%
PIMCO RAE Fundamental Emerging Markets Fund	11.9%

1 % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrial sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, telecommunications services sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the financial sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	9

PIMCO RAE Fundamental Global ex-US Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Global ex-US Fund seeks long-term capital appreciation under normal circumstances substantially all of its assets in two PIMCO Funds (the “Underlying Funds”) and securities that are eligible investment for the Underlying Funds. Each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”) through investment in the securities that comprise the RAE Fundamental Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global ex-US Fund Institutional Class	12.16%	25.97%	8.08%
PIMCO RAE Fundamental Global ex-US Fund Class P	12.05%	25.74%	7.93%
PIMCO RAE Fundamental Global ex-US Fund Class A	11.97%	25.55%	7.72%
PIMCO RAE Fundamental Global ex-US Fund Class A (adjusted)	7.73%	20.88%	6.13%
PIMCO RAE Fundamental Global ex-US Fund Class C	11.56%	24.70%	6.91%
PIMCO RAE Fundamental Global ex-US Fund Class C (adjusted)	10.56%	23.70%	6.91%
MSCI All Country World ex US Index±	11.48%	27.19%	7.05%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.31% for the Institutional Class shares, 1.41% for the Class P shares, 1.66% for the Class A shares and 2.41% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PZRIX	Class P - PZRPX	Class A - PZRAX	Class C - PZRCX

Top Holdings as of 12/31/20171§

PIMCO RAE Fundamental International Fund	80.1%
PIMCO RAE Fundamental Emerging Markets Fund	19.9%

1 % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrial sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financial sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the utilities sector detracted from relative returns, as the sector underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	11

PIMCO RAE Fundamental International Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental International Fund seeks long-term capital appreciation by obtaining under normal circumstances exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE Fundamental International Portfolio”) through investment in the securities that comprise the RAE Fundamental International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental International Fund Institutional Class	11.27%	24.89%	7.36%
PIMCO RAE Fundamental International Fund Class P	11.34%	24.88%	7.31%
PIMCO RAE Fundamental International Fund Class A	11.14%	24.52%	7.00%
PIMCO RAE Fundamental International Fund Class A (adjusted)	6.96%	19.80%	5.42%
PIMCO RAE Fundamental International Fund Class C	10.75%	23.64%	6.20%
PIMCO RAE Fundamental International Fund Class C (adjusted)	9.75%	22.64%	6.20%
MSCI EAFE Index±	9.86%	25.03%	6.41%

All Fund returns are net of fees and expenses.

* Cumulative return.

± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.61% for the Institutional Class shares, 0.71% for the Class P shares, 0.96% for the Class A shares and 1.71% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PPYIX	Class P - PPYPX	Class A - PPYAX	Class C - PPYCX

Geographic Breakdown as of 12/31/20171§

Japan	24.4%
United Kingdom	15.9%
France	10.9%
Germany	10.1%
Australia	7.3%
Canada	5.7%
Switzerland	5.3%
Spain	4.0%
Netherlands	3.4%
Italy	3.1%
Sweden	1.8%
Hong Kong	1.7%
Singapore	1.1%
Other	5.3%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrial sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the information technology sector detracted from relative returns, as the sector outperformed the benchmark index.

»	Overweight exposure to the utilities sector detracted from relative returns, as the sector underperformed the benchmark index.

»	Overweight exposure to the financial sector detracted from relative returns, as the sector underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	13

PIMCO RAE Fundamental US Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE Fundamental US Portfolio”) through investment in the securities that comprise the RAE Fundamental US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE Fundamental US Fund Institutional Class	11.91%	16.54%	14.75%	8.34%	8.59%
PIMCO RAE Fundamental US Fund Class P	11.90%	16.43%	14.70%	8.31%	8.57%
PIMCO RAE Fundamental US Fund Class A	11.72%	16.14%	14.53%	8.23%	8.51%
PIMCO RAE Fundamental US Fund Class A (adjusted)	7.52%	11.83%	13.66%	7.82%	8.19%
PIMCO RAE Fundamental US Fund Class C	11.37%	15.27%	14.08%	8.01%	8.35%
PIMCO RAE Fundamental US Fund Class C (adjusted)	10.37%	14.27%	14.08%	8.01%	8.35%
S&P 500 Index±	11.42%	21.83%	15.79%	8.50%	8.52% ♦

All Fund returns are net of fees and expenses.

** Cumulative return.

♦ Average annual total return since 12/31/2004.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.51% for the Institutional Class shares, 0.61% for the Class P shares, 0.91% for the Class A shares and 1.66% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PKAIX	Class P - PKAPX	Class A - PKAAX	Class C - PKACX

Sector Breakdown as of 12/31/20171§

Financials	23.2%
Information Technology	18.2%
Health Care	11.9%
Consumer Discretionary	11.4%
Industrials	9.7%
Consumer Staples	7.3%
Energy	6.2%
Utilities	5.1%
Materials	3.7%
Telecommunication Services	3.0%
Other	0.3%

1 % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrial sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the telecommunications services sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	15

PIMCO RAE Fundamental US Small Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE Fundamental US Small Portfolio”) through investment in the securities that comprise the RAE Fundamental US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (09/29/05)
PIMCO RAE Fundamental US Small Fund Institutional Class	9.66%	9.27%	14.12%	9.44%	8.86%
PIMCO RAE Fundamental US Small Fund Class P	9.55%	9.06%	14.03%	9.40%	8.83%
PIMCO RAE Fundamental US Small Fund Class A	9.40%	8.81%	13.87%	9.32%	8.76%
PIMCO RAE Fundamental US Small Fund Class A (adjusted)	5.30%	4.75%	13.00%	8.90%	8.42%
PIMCO RAE Fundamental US Small Fund Class C	8.99%	7.99%	13.44%	9.11%	8.60%
PIMCO RAE Fundamental US Small Fund Class C (adjusted)	7.99%	6.99%	13.44%	9.11%	8.60%
Russell 2000® Index±	9.20%	14.65%	14.12%	8.71%	8.49% ♦

All Fund returns are net of fees and expenses.

** Cumulative return.

♦ Average annual total return since 9/30/2005

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.61% for the Institutional Class shares, 0.71% for the Class P shares, 1.01% for the Class A shares and 1.76% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PMJIX	Class P - PMJPX	Class A - PMJAX	Class C - PMJCX

Sector Breakdown as of 12/31/20171§

Consumer Discretionary	20.0%
Financials	18.8%
Industrials	18.1%
Information Technology	11.3%
Real Estate	8.2%
Health Care	6.7%
Materials	5.1%
Consumer Staples	3.7%
Energy	3.5%
Utilities	3.5%
Telecommunication Services	1.1%

1 % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the industrial sector contributed to relative returns, as the sector outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the healthcare sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the real estate sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the information technology sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class	$1,000.00	$1,156.00	$4.11	$1,000.00	$1,021.26	$3.85	0.76%
Class P	1,000.00	1,154.00	4.64	1,000.00	1,020.76	4.36	0.86
Class A	1,000.00	1,154.10	5.99	1,000.00	1,019.50	5.62	1.11
Class C	1,000.00	1,149.40	10.02	1,000.00	1,015.74	9.40	1.86
PIMCO RAE Fundamental Global Fund
Institutional Class	$1,000.00	$1,121.10	$0.11	$1,000.00	$1,024.97	$0.10	0.02%
Class P	1,000.00	1,120.90	0.64	1,000.00	1,024.47	0.61	0.12
Class A	1,000.00	1,119.10	1.97	1,000.00	1,023.21	1.88	0.37
Class C	1,000.00	1,115.40	5.94	1,000.00	1,019.45	5.67	1.12
PIMCO RAE Fundamental Global ex-US Fund
Institutional Class	$1,000.00	$1,121.60	$0.05	$1,000.00	$1,025.02	$0.05	0.01%
Class P	1,000.00	1,120.50	0.58	1,000.00	1,024.52	0.56	0.11
Class A	1,000.00	1,119.70	1.91	1,000.00	1,023.26	1.83	0.36
Class C	1,000.00	1,115.60	5.89	1,000.00	1,019.50	5.62	1.11

18	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental International Fund
Institutional Class	$1,000.00	$1,112.70	$2.70	$1,000.00	$1,022.51	$2.59	0.51%
Class P	1,000.00	1,113.40	3.23	1,000.00	1,022.01	3.09	0.61
Class A	1,000.00	1,111.40	4.55	1,000.00	1,020.76	4.36	0.86
Class C	1,000.00	1,107.50	8.51	1,000.00	1,017.00	8.14	1.61
PIMCO RAE Fundamental US Fund
Institutional Class	$1,000.00	$1,119.10	$2.18	$1,000.00	$1,023.01	$2.08	0.41%
Class P	1,000.00	1,119.00	2.71	1,000.00	1,022.51	2.59	0.51
Class A	1,000.00	1,117.20	4.30	1,000.00	1,021.01	4.10	0.81
Class C	1,000.00	1,113.70	8.27	1,000.00	1,017.25	7.89	1.56
PIMCO RAE Fundamental US Small Fund
Institutional Class	$1,000.00	$1,096.60	$2.68	$1,000.00	$1,022.51	$2.59	0.51%
Class P	1,000.00	1,095.50	3.20	1,000.00	1,022.06	3.09	0.61
Class A	1,000.00	1,094.00	4.78	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	1,089.90	8.70	1,000.00	1,016.75	8.39	1.66

*	Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2017	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.83	$0.14	$1.51	$1.65	$(0.19)	$(0.74)	$0.00	$(0.93)
06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)
06/30/2016	9.95	0.32	(1.37)	(1.05)	(0.17)	0.00	0.00	(0.17)
06/05/2015 - 06/30/2015	10.00	0.06	(0.11)	(0.05)	0.00	0.00	0.00	0.00
Class P
07/01/2017 - 12/31/2017+	10.79	0.14	1.48	1.62	(0.18)	(0.74)	0.00	(0.92)
06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)
06/30/2016	9.96	0.25	(1.33)	(1.08)	(0.18)	0.00	0.00	(0.18)
06/05/2015 - 06/30/2015	10.00	0.06	(0.10)	(0.04)	0.00	0.00	0.00	0.00
Class A
07/01/2017 - 12/31/2017+	10.81	0.11	1.52	1.63	(0.19)	(0.74)	0.00	(0.93)
06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)
06/30/2016	9.96	0.22	(1.30)	(1.08)	(0.15)	0.00	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.08	(0.12)	(0.04)	0.00	0.00	0.00	0.00
Class C
07/01/2017 - 12/31/2017+	10.66	0.06	1.49	1.55	(0.14)	(0.74)	0.00	(0.88)
06/30/2017	8.67	0.12	2.12	2.24	(0.25)	0.00	0.00	(0.25)
06/30/2016	9.95	0.21	(1.36)	(1.15)	(0.13)	0.00	0.00	(0.13)
06/05/2015 - 06/30/2015	10.00	0.06	(0.11)	(0.05)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental Global Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.78	$0.35	$0.95	$1.30	$(0.46)	$(0.27)	$0.00	$(0.73)
06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)
06/30/2016	9.86	0.14	(0.58)	(0.44)	(0.10)	0.00	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
Class P
07/01/2017 - 12/31/2017+	10.76	0.36	0.93	1.29	(0.45)	(0.27)	0.00	(0.72)
06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)
06/30/2016	9.85	0.08	(0.52)	(0.44)	(0.10)	0.00	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00
Class A
07/01/2017 - 12/31/2017+	10.72	0.32	0.95	1.27	(0.44)	(0.27)	0.00	(0.71)
06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)
06/30/2016	9.85	0.02	(0.48)	(0.46)	(0.10)	0.00	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00
Class C
07/01/2017 - 12/31/2017+	10.59	0.30	0.92	1.22	(0.41)	(0.27)	0.00	(0.68)
06/30/2017	9.22	0.11	1.55	1.66	(0.20)	(0.09)	0.00	(0.29)
06/30/2016	9.84	0.00	(0.52)	(0.52)	(0.10)	0.00	0.00	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.01)	(0.15)	(0.16)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental Global ex-US Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.49	$0.38	$0.90	$1.28	$(0.47)	$0.00	$0.00	$(0.47)
06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)
06/30/2016	9.86	0.10	(1.18)	(1.08)	(0.10)	0.00	(0.00)	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
Class P
07/01/2017 - 12/31/2017+	10.47	0.42	0.84	1.26	(0.46)	0.00	0.00	(0.46)
06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)
06/30/2016	9.86	0.09	(1.18)	(1.09)	(0.10)	0.00	(0.00)	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00

20	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.55	15.60%	$1,952,708	0.76	%*	0.97	%*	0.76	%*	0.97	%*	2.44	%*	15%
10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99		43
8.73	(10.32)	1,379,204	0.76		0.96		0.76		0.96		3.92		30
9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7

11.49	15.40	16,695	0.86	*	1.07	*	0.86	*	1.07	*	2.35	*	15
10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43
8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30
9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

11.51	15.41	4,757	1.11	*	1.32	*	1.11	*	1.32	*	1.95	*	15
10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43
8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30
9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

11.33	14.94	2,265	1.86	*	2.07	*	1.86	*	2.07	*	0.96	*	15
10.66	26.13	1,081	1.85		2.06		1.85		2.06		1.18		43
8.67	(11.33)	95	1.86		2.06		1.86		2.06		2.56		30
9.95	(0.50)	10	1.85	*	2.08	*	1.85	*	2.08	*	9.08	*	7

$11.35	12.11%	$420,322	0.02	%*	0.72	%*	0.02	%*	0.72	%*	6.15	%*	14%
10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36		20
9.32	(4.38)	282,274	0.04		0.71		0.04		0.71		1.59		13
9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2

11.33	12.09	3,810	0.12	*	0.82	*	0.12	*	0.82	*	6.31	*	14
10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20
9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13
9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

11.28	11.91	1,095	0.37	*	1.07	*	0.37	*	1.07	*	5.58	*	14
10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20
9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13
9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

11.13	11.54	1,721	1.12	*	1.82	*	1.12	*	1.82	*	5.29	*	14
10.59	18.30	1,469	1.11		1.81		1.11		1.81		1.11		20
9.22	(5.29)	667	1.14		1.81		1.14		1.81		(0.04)		13
9.84	(1.60)	17	1.14	*	1.96	*	1.14	*	1.96	*	(1.06	)*	2

$11.30	12.16%	$85,405	0.01	%*	0.79	%*	0.01	%*	0.79	%*	6.70	%*	4%
10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23		8
8.68	(10.93)	62,809	0.00		0.76		0.00		0.76		1.10		8
9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2

11.27	12.05	517	0.11	*	0.89	*	0.11	*	0.89	*	7.44	*	4
10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8
8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8
9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

SEMIANNUAL REPORT	DECEMBER 31, 2017	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Global ex-US Fund (Cont.)
Class A
07/01/2017 - 12/31/2017+	$10.44	$0.38	$0.87	$1.25	$(0.45)	$0.00	$0.00	$(0.45)
06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)
06/30/2016	9.86	(0.00)	(1.11)	(1.11)	(0.09)	0.00	(0.00)	(0.09)
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
Class C
07/01/2017 - 12/31/2017+	10.34	0.35	0.85	1.20	(0.42)	0.00	0.00	(0.42)
06/30/2017	8.61	0.10	1.83	1.93	(0.18)	0.00	(0.02)	(0.20)
06/30/2016	9.85	(0.06)	(1.11)	(1.17)	(0.07)	0.00	(0.00)	(0.07)
06/05/2015 - 06/30/2015	10.00	(0.01)	(0.14)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental International Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.27	$0.10	$1.06	$1.16	$(0.28)	$(0.01)	$0.00	$(0.29)
06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)
06/30/2016	9.83	0.28	(1.32)	(1.04)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
Class P
07/01/2017 - 12/31/2017+	10.24	0.10	1.06	1.16	(0.27)	(0.01)	0.00	(0.28)
06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)
06/30/2016	9.83	0.28	(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
Class A
07/01/2017 - 12/31/2017+	10.24	0.06	1.08	1.14	(0.28)	(0.01)	0.00	(0.29)
06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.83	0.34	(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)
06/05/2015 - 06/30/2015	10.00	0.01	(0.18)	(0.17)	0.00	0.00	0.00	0.00
Class C
07/01/2017 - 12/31/2017+	10.07	0.03	1.06	1.09	(0.24)	(0.01)	0.00	(0.25)
06/30/2017	8.45	0.16	1.63	1.79	(0.17)	0.00	0.00	(0.17)
06/30/2016	9.83	0.28	(1.43)	(1.15)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.01	(0.18)	(0.17)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental US Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.57	$0.12	$1.14	$1.26	$(0.22)	$(0.44)	$0.00	$(0.66)
06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)
06/30/2016	9.85	0.22	0.08	0.30	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class P
07/01/2017 - 12/31/2017+	10.54	0.11	1.14	1.25	(0.21)	(0.44)	0.00	(0.65)
06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)
06/30/2016	9.85	0.21	0.08	0.29	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class A
07/01/2017 - 12/31/2017+	10.50	0.10	1.13	1.23	(0.20)	(0.44)	0.00	(0.64)
06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)
06/30/2016	9.86	0.18	0.07	0.25	(0.10)	(0.22)	0.00	(0.32)
06/05/2015 - 06/30/2015	10.00	0.01	(0.15)	(0.14)	0.00	0.00	0.00	0.00
Class C
07/01/2017 - 12/31/2017+	10.34	0.05	1.12	1.17	(0.15)	(0.44)	0.00	(0.59)
06/30/2017	9.71	0.09	1.06	1.15	(0.20)	(0.32)	0.00	(0.52)
06/30/2016	9.85	0.11	0.06	0.17	(0.09)	(0.22)	0.00	(0.31)
06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.24	11.97%	$1,113	0.36	%*	1.14	%*	0.36	%*	1.14	%*	6.89	%*	4%
10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8
8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8
9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

11.12	11.56	1,480	1.11	*	1.89	*	1.11	*	1.89	*	6.41	*	4
10.34	22.68	1,009	1.10		1.86		1.10		1.86		0.99		8
8.61	(11.90)	354	1.10		1.86		1.10		1.86		(0.67)		8
9.85	(1.50)	10	1.11	*	1.94	*	1.11	*	1.94	*	(1.12	)*	2

$11.14	11.27%	$514,272	0.51	%*	0.62	%*	0.51	%*	0.62	%*	1.90	%*	16%
10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90		20
8.56	(10.60)	247,182	0.50		0.61		0.50		0.61		3.25		39
9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

11.12	11.34	5,004	0.61	*	0.72	*	0.61	*	0.72	*	1.84	*	16
10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03		20
8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39
9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

11.09	11.14	2,439	0.86	*	0.97	*	0.86	*	0.97	*	1.06	*	16
10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20
8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39
9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

10.91	10.75	930	1.61	*	1.72	*	1.61	*	1.72	*	0.60	*	16
10.07	21.44	507	1.60		1.71		1.60		1.71		1.69		20
8.45	(11.69)	300	1.60		1.71		1.60		1.71		3.28		39
9.83	(1.70)	10	1.60	*	1.74	*	1.60	*	1.74	*	1.56	*	7

$11.17	11.91%	$659,220	0.41	%*	0.52	%*	0.41	%*	0.52	%*	2.12	%*	18%
10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08		31
9.82	3.16	511,838	0.40		0.51		0.40		0.51		2.29		42
9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5

11.14	11.90	8,245	0.51	*	0.62	*	0.51	*	0.62	*	2.04	*	18
10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31
9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42
9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

11.09	11.72	8,285	0.81	*	0.92	*	0.81	*	0.92	*	1.73	*	18
10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31
9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42
9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

10.92	11.37	5,172	1.56	*	1.67	*	1.56	*	1.67	*	0.99	*	18
10.34	11.94	5,452	1.55		1.66		1.55		1.66		0.92		31
9.71	1.89	1,765	1.55		1.66		1.55		1.66		1.15		42
9.85	(1.50)	10	1.55	*	1.66	*	1.55	*	1.66	*	0.86	*	5

SEMIANNUAL REPORT	DECEMBER 31, 2017	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental US Small Fund
Institutional Class
07/01/2017 - 12/31/2017+	$11.10	$0.09	$0.98	$1.07	$(0.17)	$(0.38)	$0.00	$(0.55)
06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)
06/30/2016	9.93	0.10	(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00	0.00
Class P
07/01/2017 - 12/31/2017+	11.07	0.08	0.97	1.05	(0.16)	(0.38)	0.00	(0.54)
06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.92	0.11	(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class A
07/01/2017 - 12/31/2017+	11.05	0.06	0.97	1.03	(0.14)	(0.38)	0.00	(0.52)
06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.92	0.08	(0.60)	(0.52)	(0.00)	(0.11)	0.00	(0.11)
06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class C
07/01/2017 - 12/31/2017+	10.87	0.02	0.95	0.97	(0.11)	(0.38)	0.00	(0.49)
06/30/2017	9.19	0.01	1.77	1.78	(0.10)	0.00	0.00	(0.10)
06/30/2016	9.91	0.01	(0.58)	(0.57)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.00	(0.09)	(0.09)	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.62	9.66%	$102,329	0.51	%*	0.63	%*	0.51	%*	0.63	%*	1.57	%*	14%
11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13		45
9.31	(4.68)	81,226	0.50		0.61		0.50		0.61		1.10		85
9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9

11.58	9.55	4,400	0.61	*	0.73	*	0.61	*	0.73	*	1.48	*	14
11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45
9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85
9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

11.56	9.40	8,230	0.91	*	1.03	*	0.91	*	1.03	*	1.13	*	14
11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45
9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85
9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

11.35	8.99	615	1.66	*	1.78	*	1.66	*	1.78	*	0.44	*	14
10.87	19.37	558	1.65		1.76		1.65		1.76		0.08		45
9.19	(5.69)	247	1.65		1.76		1.65		1.76		0.08		85
9.91	(0.90)	10	1.65	*	1.88	*	1.65	*	1.88	*	0.28	*	9

SEMIANNUAL REPORT	DECEMBER 31, 2017	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Assets:
Investments, at value
Investments in securities	$1,968,361	$0	$0	$526,097	$677,794	$114,680
Investments in Affiliates	0	426,548	88,204	0	0	0
Cash	5,200	0	0	1,072	2,594	642
Foreign currency, at value	1,788	0	0	292	0	0
Receivable for investments sold	0	0	0	468	4,655	460
Receivable for investments in Affiliates sold	0	11,160	141	0	0	0
Receivable for Fund shares sold	371	22	240	17	191	56
Interest and/or dividends receivable	5,640	0	0	842	740	262
Reimbursement receivable from PIMCO	19	5	1	5	7	1
Other assets	0	0	0	13	0	0
Total Assets	1,981,379	437,735	88,586	528,806	685,981	116,101

Liabilities:
Payable for investments purchased	$822	$0	$0	$0	$53	$471
Payable for Fund shares redeemed	1,202	43	14	5,923	4,755	0
Overdraft due to custodian	0	10,732	53	0	0	0
Accrued investment advisory fees	491	0	0	91	87	25
Accrued supervisory and administrative fees	739	4	1	137	148	27
Accrued distribution fees	1	1	1	1	3	0
Accrued servicing fees	1	1	1	1	3	2
Accrued taxes payable	1,668	0	0	0	0	0
Other liabilities	30	6	1	8	10	2
Total Liabilities	4,954	10,787	71	6,161	5,059	527

Net Assets	$1,976,425	$426,948	$88,515	$522,645	$680,922	$115,574

Net Assets Consist of:
Paid in capital	$1,477,049	$352,415	$78,209	$419,570	$499,450	$91,185
Undistributed (overdistributed) net investment income	(9,999)	(4,148)	(643)	(1,790)	(1,139)	(464)
Accumulated undistributed net realized gain (loss)	10,141	6,227	(137)	(3,095)	3,860	(8)
Net unrealized appreciation (depreciation)	499,234	72,454	11,086	107,960	178,751	24,861

Net Assets	$1,976,425	$426,948	$88,515	$522,645	$680,922	$115,574

Cost of investments in securities	$1,467,475	$0	$0	$418,160	$499,043	$89,819
Cost of investments in Affiliates	$0	$354,094	$77,118	$0	$0	$0
Cost of foreign currency held	$1,782	$0	$0	$290	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Net Assets:
Institutional Class	$1,952,708	$420,322	$85,405	$514,272	$659,220	$102,329
Class P	16,695	3,810	517	5,004	8,245	4,400
Class A	4,757	1,095	1,113	2,439	8,285	8,230
Class C	2,265	1,721	1,480	930	5,172	615

Shares Issued and Outstanding:
Institutional Class	169,087	37,021	7,560	46,145	59,017	8,810
Class P	1,453	336	46	450	740	380
Class A	413	97	99	220	747	712
Class C	200	155	133	85	474	54

Net Asset Value Per Share Outstanding:
Institutional Class	$11.55	$11.35	$11.30	$11.14	$11.17	$11.62
Class P	11.49	11.33	11.27	11.12	11.14	11.58
Class A	11.51	11.28	11.24	11.09	11.09	11.56
Class C	11.33	11.13	11.12	10.91	10.92	11.35

SEMIANNUAL REPORT	DECEMBER 31, 2017	27

Statements of Operations

(Unaudited)

Six Months Ended December 31, 2017
(Amounts in thousands†)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Investment Income:
Interest	$7	$0	$0	$8	$0	$0
Dividends, net of foreign taxes*	28,633	0	0	6,069	7,972	1,145
Dividends from Investments in Affiliates	0	12,899	2,871	0	0	0
Total Income	28,640	12,899	2,871	6,077	7,972	1,145

Expenses:
Investment advisory fees	4,475	837	171	757	787	193
Supervisory and administrative fees	4,038	631	150	760	801	147
Distribution fees - Class C	7	6	5	3	21	2
Servicing fees - Class A	4	1	1	1	9	11
Servicing fees - Class C	2	2	2	1	7	1
Trustee fees	46	12	2	13	18	3
Interest expense	5	1	0	3	0	0
Miscellaneous expense	54	20	12	22	25	12
Total Expenses	8,631	1,510	343	1,560	1,668	369
Waiver and/or Reimbursement by PIMCO	(1,846)	(1,469)	(332)	(275)	(342)	(68)
Net Expenses	6,785	41	11	1,285	1,326	301

Net Investment Income (Loss)	21,855	12,858	2,860	4,792	6,646	844

Net Realized Gain (Loss):
Investments in securities	66,360	0	0	9,155	12,487	3,158
Investments in Affiliates	0	5,349	331	0	0	0
Net capital gain distributions received from Affiliate investments	0	6,166	240	0	0	0
Over the counter financial derivative instruments	26	0	0	(12)	0	0
Foreign currency	(600)	0	0	58	0	0

Net Realized Gain (Loss)	65,786	11,515	571	9,201	12,487	3,158

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	164,742	0	0	39,746	52,095	6,144
Investments in Affiliates	0	23,503	6,309	0	0	0
Over the counter financial derivative instruments	2	0	0	0	0	0
Foreign currency assets and liabilities	98	0	0	5	0	0

Net Change in Unrealized Appreciation (Depreciation)	164,842	23,503	6,309	39,751	52,095	6,144

Net Increase (Decrease) in Net Assets Resulting from Operations	$252,483	$47,876	$9,740	$53,744	$71,228	$10,146

* Foreign tax withholdings - Dividends	$4,409	$0	$0	$403	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Emerging Markets Fund		PIMCO RAE Fundamental Global Fund		PIMCO RAE Fundamental Global ex-US Fund

(Amounts in thousands†)	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$21,855	$29,711	$12,858	$9,024	$2,860	$1,572
Net realized gain (loss)	65,786	96,595	11,515	6,425	571	(306)
Net change in unrealized appreciation (depreciation)	164,842	239,626	23,503	51,717	6,309	13,744

Net Increase (Decrease) in Net Assets Resulting from Operations	252,483	365,932	47,876	67,166	9,740	15,010

Distributions to Shareholders:
From net investment income
Institutional Class	(31,636)	(40,860)	(16,750)	(9,363)	(3,392)	(1,557)
Class P	(260)	(92)	(148)	(4)	(19)	(1)
Class A	(75)	(40)	(41)	(12)	(35)	(4)
Class C	(29)	(9)	(61)	(21)	(54)	(10)
From net realized capital gains
Institutional Class	(112,594)	0	(9,742)	(3,530)	0	0
Class P	(999)	0	(87)	(1)	0	0
Class A	(286)	0	(26)	(5)	0	0
Class C	(137)	0	(40)	(10)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	(126)
Class P	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	(2)

Total Distributions(a)	(146,016)	(41,001)	(26,895)	(12,946)	(3,500)	(1,700)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	341,293	(177,538)	(8,782)	77,245	1,590	4,194

Total Increase (Decrease) in Net Assets	447,760	147,393	12,199	131,465	7,830	17,504

Net Assets:
Beginning of period	1,528,665	1,381,272	414,749	283,284	80,685	63,181
End of period*	$1,976,425	$1,528,665	$426,948	$414,749	$88,515	$80,685

* Including undistributed (overdistributed) net investment income of:	$(9,999)	$146	$(4,148)	$(6)	$(643)	$(3)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2017	29

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE Fundamental International Fund		PIMCO RAE Fundamental US Fund		PIMCO RAE Fundamental US Small Fund

(Amounts in thousands†)	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$4,792	$9,950	$6,646	$12,040	$844	$1,101
Net realized gain (loss)	9,201	4,152	12,487	26,145	3,158	8,359
Net change in unrealized appreciation (depreciation)	39,751	56,171	52,095	33,222	6,144	8,156

Net Increase (Decrease) in Net Assets Resulting from Operations	53,744	70,273	71,228	71,407	10,146	17,616

Distributions to Shareholders:
From net investment income
Institutional Class	(12,799)	(7,439)	(12,630)	(12,165)	(1,435)	(1,184)
Class P	(122)	(152)	(156)	(138)	(60)	(22)
Class A	(61)	(1)	(143)	(103)	(99)	(39)
Class C	(20)	(9)	(71)	(94)	(6)	(4)
From net realized capital gains
Institutional Class	(302)	0	(24,086)	(16,709)	(3,201)	0
Class P	(3)	0	(312)	(167)	(137)	0
Class A	(1)	0	(304)	(137)	(272)	0
Class C	(1)	0	(196)	(133)	(23)	0

Total Distributions(a)	(13,309)	(7,601)	(37,898)	(29,646)	(5,233)	(1,249)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	623	170,346	6,161	79,713	4,111	5,555

Total Increase (Decrease) in Net Assets	41,058	233,018	39,491	121,474	9,024	21,922

Net Assets:
Beginning of period	481,587	248,569	641,431	519,957	106,550	84,628
End of period*	$522,645	$481,587	$680,922	$641,431	$115,574	$106,550

* Including undistributed (overdistributed) net investment income of:	$(1,790)	$6,420	$(1,139)	$5,215	$(464)	$292

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 97.3%

AUSTRALIA 0.0%

MATERIALS 0.0%
MMG Ltd. (a)	372,000	$184

Total Australia		184

BRAZIL 8.7%

CONSUMER DISCRETIONARY 0.5%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	136,000	541
Grendene S.A.	89,500	768
Guararapes Confeccoes S.A.	4,600	208
MRV Engenharia e Participacoes S.A.	264,100	1,196
Via Varejo S.A.	830,100	6,129

		8,842

CONSUMER STAPLES 0.7%
Ambev S.A. ADR	155,757	1,006
BRF S.A. (a)	182,000	2,008
JBS S.A.	1,527,700	4,518
Marfrig Global Foods S.A. (a)	1,444,500	3,188
Natura Cosmeticos S.A.	320,700	3,196

		13,916

ENERGY 1.1%
Cosan S.A. Industria e Comercio	22,100	277
Petroleo Brasileiro S.A. SP - ADR (a)	2,076,194	21,364

		21,641

FINANCIALS 2.7%
Banco Bradesco S.A. ADR	1,341,895	13,741
Banco BTG Pactual S.A.	143,386	821
Banco do Brasil S.A.	2,053,500	19,688
Itau Unibanco Holding S.A. SP - ADR ‘H’	1,340,753	17,430
Porto Seguro S.A.	84,100	921
PPLA Participations Ltd. (a)	10,876	4
Sul America S.A.	293,346	1,650

		54,255

INDUSTRIALS 0.0%
Embraer S.A. SP - ADR	32,298	773

MATERIALS 2.3%
Cia Siderurgica Nacional S.A. SP - ADR (a)	1,226,525	3,005
Duratex S.A.	182,300	506
Fibria Celulose S.A. SP - ADR	223,733	3,289
Gerdau S.A. SP - ADR	989,107	3,679
Vale S.A.	2,816,440	34,120

		44,599

REAL ESTATE 0.0%
BR Malls Participacoes S.A.	105,658	406

TELECOMMUNICATION SERVICES 0.3%
Telefonica Brasil S.A. ADR	99,056	1,469

	SHARES	MARKET VALUE (000S)
TIM Participacoes S.A. ADR	194,273	$3,751

		5,220

UTILITIES 1.1%
AES Tiete Energia S.A.	439,400	1,689
Cia de Saneamento Basico do Estado de Sao Paulo ADR	78,172	817
Cia de Saneamento de Minas Gerais-COPASA	116,200	1,522
Cia Energetica de Minas Gerais SP - ADR	3,863,312	7,958
EDP - Energias do Brasil S.A.	154,300	652
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	920,722	4,538
Energisa S.A.	20,600	170
Engie Brasil Energia S.A.	63,000	675
Light S.A. (a)	441,700	2,222
Transmissora Alianca de Energia Eletrica S.A.	163,000	1,049

		21,292

Total Brazil		170,944

CHILE 1.0%

CONSUMER DISCRETIONARY 0.1%
Ripley Corp. S.A.	809,914	873

CONSUMER STAPLES 0.2%
Cencosud S.A.	944,192	2,777
Cia Cervecerias Unidas S.A. SP - ADR	6,271	185

		2,962

ENERGY 0.1%
Empresas COPEC S.A.	86,301	1,367

FINANCIALS 0.1%
Banco de Chile	1,927,697	310
Banco Santander Chile ADR	45,042	1,408
Sociedad Matriz del Banco de Chile S.A. ‘B’	2,068,377	1,042

		2,760

INDUSTRIALS 0.0%
Latam Airlines Group S.A. SP - ADR	58,996	820

MATERIALS 0.4%
Antofagasta PLC	150,752	2,034
CAP S.A.	288,358	3,699
Empresas CMPC S.A.	555,234	1,895
Sociedad Quimica y Minera de Chile S.A. SP - ADR	12,262	728

		8,356

TELECOMMUNICATION SERVICES 0.0%
Empresa Nacional de Telecomunicaciones S.A.	55,061	619

UTILITIES 0.1%
Enel Americas S.A. ADR	87,496	977
Enel Chile S.A.	9,133,925	1,084

	SHARES	MARKET VALUE (000S)
Enel Generacion Chile S.A. ADR	8,362	$225
Inversiones Aguas Metropolitanas S.A.	237,683	451

		2,737

Total Chile		20,494

CHINA 22.0%

CONSUMER DISCRETIONARY 0.2%
Dongfeng Motor Group Co. Ltd. ‘H’	638,000	770
GOME Retail Holdings Ltd.	11,110,000	1,335
Great Wall Motor Co. Ltd. ‘H’	155,000	177
Zhongsheng Group Holdings Ltd.	451,000	1,025

		3,307

CONSUMER STAPLES 0.2%
Tingyi Cayman Islands Holding Corp.	1,900,000	3,696
Want Want China Holdings Ltd.	1,009,000	845

		4,541

ENERGY 2.8%
China Coal Energy Co. Ltd. ‘H’	1,148,000	517
China Oilfield Services Ltd. ‘H’	320,000	311
China Petroleum & Chemical Corp. ‘H’	20,676,400	15,144
China Shenhua Energy Co. Ltd. ‘H’	3,803,500	9,826
CNOOC Ltd.	14,288,000	20,512
PetroChina Co. Ltd. ‘H’	11,876,000	8,258
Yanzhou Coal Mining Co. Ltd. ‘H’	1,312,000	1,530

		56,098

FINANCIALS 11.8%
Agricultural Bank of China Ltd. ‘H’	36,320,000	16,879
Bank of China Ltd. ‘H’	76,794,000	37,609
Bank of Chongqing Co. Ltd. ‘H’	845,000	672
Bank of Communications Co. Ltd. ‘H’	10,981,000	8,128
China Cinda Asset Management Co. Ltd. ‘H’	3,956,000	1,445
China CITIC Bank Corp. Ltd. ‘H’	8,103,000	5,072
China Construction Bank Corp. ‘H’	83,227,000	76,615
China Everbright Bank Co. Ltd. ‘H’	3,036,000	1,415
China Huarong Asset Management Co. Ltd. ‘H’	7,377,000	3,477
China Life Insurance Co. Ltd. ‘H’	1,410,000	4,397
China Merchants Bank Co. Ltd. ‘H’	1,544,000	6,113
China Minsheng Banking Corp. Ltd. ‘H’	5,485,100	5,482
Chongqing Rural Commercial Bank Co. Ltd. ‘H’	4,988,000	3,513
CSC Financial Co. Ltd. ‘H’	582,500	516
Industrial & Commercial Bank of China Ltd. ‘H’	59,245,000	47,493
People’s Insurance Co. Group of China Ltd. ‘H’	8,905,000	4,373
PICC Property & Casualty Co. Ltd. ‘H’	94,000	180
Ping An Insurance Group Co. of China Ltd. ‘H’	471,000	4,885

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	31

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Postal Savings Bank of China Co. Ltd. ‘H’	8,329,000	$4,319

		232,583

HEALTH CARE 0.2%
China Resources Pharmaceutical Group Ltd.	2,521,500	3,262
Sihuan Pharmaceutical Holdings Group Ltd.	1,163,000	418

		3,680

INDUSTRIALS 1.0%
Air China Ltd. ‘H’	1,208,000	1,463
China Communications Construction Co. Ltd. ‘H’	697,000	791
China Eastern Airlines Corp. Ltd. ‘H’	602,000	437
China Energy Engineering Corp. Ltd. ‘H’	1,058,000	183
China Lesso Group Holdings Ltd.	523,000	338
China Railway Construction Corp. Ltd. ‘H’	453,000	525
China Railway Group Ltd. ‘H’	229,000	169
China Southern Airlines Co. Ltd. ‘H’	2,444,000	2,524
Dongfang Electric Corp. Ltd.‘H’	170,800	140
Fosun International Ltd.	190,000	420
Harbin Electric Co. Ltd. ‘H’	2,586,000	1,082
Jiangsu Expressway Co. Ltd. ‘H’	132,000	201
Qinhuangdao Port Co. Ltd. ‘H’ (a)	953,000	321
Shanghai Electric Group Co. Ltd. ‘H’	1,322,000	544
Sinopec Engineering Group Co. Ltd. ‘H’	1,619,000	1,534
Sinotrans Ltd. ‘H’	1,977,000	967
Sinotruk Hong Kong Ltd.	1,798,000	2,025
Weichai Power Co. Ltd. ‘H’	1,897,000	2,072
Yangzijiang Shipbuilding Holdings Ltd.	2,013,900	2,208
Zhejiang Expressway Co. Ltd. ‘H’	1,286,000	1,414
Zoomlion Heavy Industry Science and Technology Co Ltd ‘H’	3,369,800	1,442

		20,800

INFORMATION TECHNOLOGY 0.7%
AVIC International Holdings Ltd.	240,000	247
Changyou.com Ltd. ADR (a)	43,649	1,590
Fang Holdings Ltd. ADR (a)	75,070	419
FIH Mobile Ltd.	603,000	184
Legend Holdings Corp. ‘H’	804,900	3,692
Lenovo Group Ltd.	8,688,000	4,892
Semiconductor Manufacturing International Corp. (a)	445,000	767
Sohu.com, Inc. (a)	39,335	1,705
ZTE Corp. ‘H’	66,200	247

		13,743

MATERIALS 1.3%
Anhui Conch Cement Co. Ltd. ‘H’	372,000	1,746
China BlueChemical Ltd. ‘H’	5,404,000	1,704

	SHARES	MARKET VALUE (000S)
China National Building Material Co. Ltd. ‘H’	18,626,000	$16,600
China National Materials Co. Ltd. ‘H’	3,804,000	2,827
China Zhongwang Holdings Ltd.	2,570,000	1,406
Jiangxi Copper Co. Ltd. ‘H’	764,000	1,209
Maanshan Iron & Steel Co. Ltd. ‘H’ (a)	850,000	399

		25,891

REAL ESTATE 2.9%
Agile Group Holdings Ltd.	4,824,000	7,298
Beijing Capital Land Ltd. ‘H’	970,000	504
Central China Real Estate Ltd. (a)	1,968,000	922
China Evergrande Group	2,469,000	8,477
CIFI Holdings Group Co. Ltd.	638,000	383
Country Garden Holdings Co. Ltd.	2,225,000	4,227
Fantasia Holdings Group Co. Ltd.	3,220,500	440
Future Land Development Holdings Ltd.	4,069,138	2,552
Greentown China Holdings Ltd.	2,200,500	2,826
Guangzhou R&F Properties Co. Ltd. ‘H’	2,639,400	5,934
Kaisa Group Holdings Ltd. (a)	5,267,000	2,960
KWG Property Holding Ltd.	3,034,500	3,537
Logan Property Holdings Co. Ltd.	992,000	1,026
Longfor Properties Co. Ltd.	537,500	1,347
Powerlong Real Estate Holdings Ltd.	3,319,000	1,605
Red Star Macalline Group Corp. Ltd. ‘H’	512,000	830
Shui On Land Ltd.	7,810,000	2,157
Sino-Ocean Group Holding Ltd.	5,077,500	3,496
SOHO China Ltd.	6,448,000	3,765
Sunac China Holdings Ltd.	264,000	1,088
Yuzhou Properties Co. Ltd.	2,943,000	1,569

		56,943

TELECOMMUNICATION SERVICES 0.4%
China Communications Services Corp. Ltd. ‘H’	3,634,000	2,430
China Telecom Corp. Ltd. ‘H’	13,052,000	6,191

		8,621

UTILITIES 0.5%
Beijing Jingneng Clean Energy Co. Ltd. ‘H’	2,012,000	540
China Longyuan Power Group Corp. Ltd. ‘H’	931,000	661
Datang International Power Generation Co. Ltd. ‘H’	7,170,000	2,117
Huadian Fuxin Energy Corp. Ltd. ‘H’	6,028,000	1,472
Huadian Power International Corp. Ltd. ‘H’	3,598,000	1,306
Huaneng Power International, Inc. ‘H’	5,346,000	3,351

		9,447

Total China		435,654

	SHARES	MARKET VALUE (000S)
GREECE 1.3%

CONSUMER DISCRETIONARY 0.1%
FF Group (a)	44,368	$1,011
OPAP S.A.	188,747	2,378

		3,389

ENERGY 0.0%
Hellenic Petroleum S.A.	28,818	263

FINANCIALS 1.0%
Alpha Bank AE (a)	3,155,770	6,766
Eurobank Ergasias S.A. (a)	706,769	721
National Bank of Greece S.A. (a)	21,362,346	8,167
Piraeus Bank S.A. (a)	1,037,662	3,822

		19,476

TELECOMMUNICATION SERVICES 0.1%
Hellenic Telecommunications Organization S.A.	151,013	2,084

UTILITIES 0.1%
Holding Co. Admie IPTO S.A. (a)	229,269	531
Public Power Corp. S.A.	220,031	514

		1,045

Total Greece		26,257

HONG KONG 4.7%

CONSUMER DISCRETIONARY 0.1%
China Travel International Investment Hong Kong Ltd.	2,452,000	911
Dah Chong Hong Holdings Ltd.	1,041,000	483

		1,394

CONSUMER STAPLES 0.6%
China Agri-Industries Holdings Ltd.	2,944,000	1,287
China Resources Beer Holdings Co. Ltd.	2,998,000	10,740

		12,027

ENERGY 0.2%
Kunlun Energy Co. Ltd.	3,632,000	3,775

FINANCIALS 0.7%
BOC Hong Kong Holdings Ltd.	1,163,000	5,878
China Taiping Insurance Holdings Co. Ltd.	2,038,600	7,609
Far East Horizon Ltd.	359,000	306

		13,793

INDUSTRIALS 0.6%
Beijing Enterprises Holdings Ltd.	32,000	190
China Merchants Port Holdings Co. Ltd.	340,000	888
CITIC Ltd.	3,195,000	4,610
COSCO SHIPPING Ports Ltd.	2,212,000	2,302
Shanghai Industrial Holdings Ltd.	1,000,000	2,860
Shenzhen International Holdings Ltd.	101,000	192

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Tianjin Port Development Holdings Ltd.	2,540,000	$373

		11,415

MATERIALS 0.2%
China Resources Cement Holdings Ltd.	3,738,000	2,453
Shougang Fushan Resources Group Ltd.	7,462,000	1,598

		4,051

REAL ESTATE 0.8%
China Jinmao Holdings Group Ltd.	6,142,000	2,698
China Overseas Grand Oceans Group Ltd.	2,609,000	1,424
China Overseas Land & Investment Ltd.	106,000	340
China Resources Land Ltd.	806,000	2,365
Poly Property Group Co. Ltd.	7,348,000	3,817
Shenzhen Investment Ltd.	3,698,000	1,531
Yuexiu Property Co. Ltd.	18,522,000	3,451

		15,626

TELECOMMUNICATION SERVICES 1.1%
China Mobile Ltd.	1,380,000	13,954
China Unicom Hong Kong Ltd.	6,818,000	9,218

		23,172

UTILITIES 0.4%
China Power International Development Ltd.	12,394,000	3,252
China Resources Power Holdings Co. Ltd.	2,756,000	5,126

		8,378

Total Hong Kong		93,631

INDIA 6.4%

CONSUMER DISCRETIONARY 0.2%
Amtek Auto Ltd. (a)	577,586	271
Tata Motors Ltd.	452,177	3,046

		3,317

ENERGY 0.7%
Bharat Petroleum Corp. Ltd.	24,108	195
Coal India Ltd.	603,876	2,486
Hindustan Petroleum Corp. Ltd.	155,908	1,023
Indian Oil Corp. Ltd.	138,031	840
Oil & Natural Gas Corp. Ltd.	1,342,312	4,089
Oil India Ltd.	203,624	1,177
Reliance Industries Ltd.	321,540	4,630

		14,440

FINANCIALS 2.0%
Allahabad Bank	1,720,447	1,976
Andhra Bank (a)	2,464,958	2,250
Bank of Baroda	507,562	1,283
Bank of India	842,441	2,237
Canara Bank	576,761	3,246
Corp. Bank	114,602	70
ICICI Bank Ltd.	725,330	3,558
IDBI Bank Ltd. (a)	514,150	483
Indian Bank	262,990	1,551

	SHARES	MARKET VALUE (000S)
Oriental Bank of Commerce (a)	1,308,295	$2,471
Power Finance Corp. Ltd.	1,276,305	2,430
Punjab National Bank (a)	1,043,537	2,797
Rural Electrification Corp. Ltd.	1,676,737	4,095
State Bank of India	1,425,442	6,907
Syndicate Bank	990,920	1,240
UCO Bank (a)	542,251	249
Union Bank of India	1,325,786	2,990

		39,833

INDUSTRIALS 0.7%
Adani Enterprises Ltd.	977,650	2,525
Bharat Heavy Electricals Ltd.	1,112,276	1,610
GMR Infrastructure Ltd. (a)	1,163,229	411
Jaiprakash Associates Ltd. (a)	24,471,004	9,989

		14,535

MATERIALS 2.0%
Grasim Industries Ltd.	34,569	630
Hindalco Industries Ltd.	1,557,389	6,670
Jindal Steel & Power Ltd. (a)	2,788,198	8,916
JSW Steel Ltd.	269,526	1,139
National Aluminium Co. Ltd.	805,510	1,084
NMDC Ltd.	323,512	700
Steel Authority of India Ltd.	1,835,772	2,646
Tata Chemicals Ltd.	127,407	1,461
Tata Steel Ltd.	937,231	10,712
Vedanta Ltd.	548,983	2,834
Vedanta Resources PLC	203,924	2,206

		38,998

REAL ESTATE 0.0%
DLF Ltd.	104,717	425

TELECOMMUNICATION SERVICES 0.4%
Bharti Airtel Ltd.	74,994	622
Idea Cellular Ltd. (a)	125,689	214
Reliance Communications Ltd. (a)	11,533,057	6,559

		7,395

UTILITIES 0.4%
Adani Power Ltd. (a)	509,410	332
CESC Ltd.	15,099	248
Jaiprakash Power Ventures Ltd. (a)	3,337,994	494
JSW Energy Ltd.	145,860	211
NHPC Ltd.	2,391,330	1,226
NTPC Ltd.	234,987	649
Reliance Infrastructure Ltd.	150,872	1,307
Reliance Power Ltd. (a)	308,260	243
Tata Power Co. Ltd.	1,863,958	2,725

		7,435

Total India		126,378

INDONESIA 1.1%

CONSUMER DISCRETIONARY 0.1%
Astra International Tbk PT	1,699,900	1,038

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.0%
Indofood Sukses Makmur Tbk PT	1,493,800	$839

ENERGY 0.4%
Adaro Energy Tbk PT	14,013,000	1,916
Indo Tambangraya Megah Tbk PT	1,424,500	2,169
Tambang Batubara Bukit Asam Persero Tbk PT	5,984,590	1,085
United Tractors Tbk PT	1,116,000	2,912

		8,082

FINANCIALS 0.3%
Bank CIMB Niaga Tbk PT (a)	1,542,000	153
Bank Danamon Indonesia Tbk PT	1,293,600	663
Bank Mandiri Persero Tbk PT	3,540,000	2,085
Bank Negara Indonesia Persero Tbk PT	2,575,900	1,880
Bank Rakyat Indonesia Persero Tbk PT	6,819,300	1,829

		6,610

INDUSTRIALS 0.0%
Berlian Laju Tanker Tbk PT (a)	707,200	0

MATERIALS 0.1%
Indah Kiat Pulp & Paper Corp. Tbk PT	2,687,000	1,070
Indocement Tunggal Prakarsa Tbk PT	118,600	192
Semen Indonesia Persero Tbk PT	965,100	704

		1,966

TELECOMMUNICATION SERVICES 0.1%
Telekomunikasi Indonesia Persero Tbk PT	2,296,300	751
XL Axiata Tbk PT	841,500	184

		935

UTILITIES 0.1%
Perusahaan Gas Negara Persero Tbk	8,965,500	1,155

Total Indonesia		20,625

MALAYSIA 1.4%

CONSUMER DISCRETIONARY 0.2%
DRB-Hicom Bhd.	2,705,200	1,221
Genting Bhd.	605,000	1,374
UMW Holdings Bhd. (a)	284,500	364

		2,959

CONSUMER STAPLES 0.1%
British American Tobacco Malaysia Bhd.	86,800	858
Felda Global Ventures Holdings Bhd.	2,115,800	884
Sime Darby Plantation Bhd. (a)	283,900	421

		2,163

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	33

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%
Sapura Energy Bhd.	2,022,500	$354

FINANCIALS 0.6%
Alliance Bank Malaysia Bhd.	556,300	560
AMMB Holdings Bhd.	1,523,900	1,660
CIMB Group Holdings Bhd.	2,306,200	3,727
Malayan Banking Bhd.	1,895,800	4,588
Public Bank Bhd.	247,500	1,271
RHB Bank Bhd.	620,900	767

		12,573

INDUSTRIALS 0.1%
AirAsia Bhd.	1,434,200	1,187
Berjaya Corp. Bhd. (a)	2,846,900	236
MISC Bhd.	195,200	357
MMC Corp. Bhd.	369,200	187
Sime Darby Bhd.	283,900	155

		2,122

MATERIALS 0.0%
Petronas Chemicals Group Bhd.	103,200	196

REAL ESTATE 0.1%
Sime Darby Property Bhd. (a)	283,900	125
Sunway Bhd.	1,620,533	652

		777

TELECOMMUNICATION SERVICES 0.1%
Axiata Group Bhd.	934,100	1,264
Maxis Bhd.	233,500	347
Telekom Malaysia Bhd.	617,900	962

		2,573

UTILITIES 0.2%
Malakoff Corp. Bhd.	1,163,200	282
Tenaga Nasional Bhd.	466,600	1,758
YTL Corp. Bhd.	3,529,402	1,193
YTL Power International Bhd.	1,066,614	340

		3,573

Total Malaysia		27,290

MALTA 0.0%

FINANCIALS 0.0%
Brait SE	107,240	361

Total Malta		361

MEXICO 1.2%

CONSUMER DISCRETIONARY 0.0%
Megacable Holdings S.A.B. de C.V.	44,200	180

CONSUMER STAPLES 0.1%
Coca-Cola Femsa S.A.B. de C.V. SP - ADR	9,294	647
Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	10,250	962
Grupo Bimbo S.A.B. de C.V. ‘A’	145,300	322
Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	187,900	331

	SHARES	MARKET VALUE (000S)
Wal-Mart de Mexico S.A.B. de C.V.	77,700	$191

		2,453

FINANCIALS 0.2%
Grupo Elektra S.A.B. de C.V.	51,790	1,854
Grupo Financiero Banorte S.A.B. de C.V. ‘O’	87,700	481
Grupo Financiero Inbursa S.A.B. de C.V. ‘O’	102,200	167
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR ‘B’	125,946	921

		3,423

INDUSTRIALS 0.2%
Alfa S.A.B. de C.V. ‘A’	2,911,500	3,206

MATERIALS 0.2%
Cemex S.A.B. de C.V. SP - ADR (a)	444,060	3,330
Industrias Penoles S.A.B. de C.V.	9,020	189

		3,519

TELECOMMUNICATION SERVICES 0.5%
America Movil S.A.B. de C.V. SP - ADR ‘L’	609,058	10,445

Total Mexico		23,226

PHILIPPINES 0.2%

INDUSTRIALS 0.1%
Alliance Global Group, Inc. (a)	2,935,600	941
San Miguel Corp.	83,810	187

		1,128

TELECOMMUNICATION SERVICES 0.1%
Globe Telecom, Inc.	9,540	363
PLDT, Inc.	99,105	2,940

		3,303

Total Philippines		4,431

POLAND 2.3%

ENERGY 0.2%
Grupa Lotos S.A.	106,565	1,763
Polski Koncern Naftowy ORLEN S.A.	39,506	1,201
Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,129,569	2,041

		5,005

FINANCIALS 0.7%
Bank Handlowy w Warszawie S.A.	33,170	780
Bank Millennium S.A. (a)	78,236	201
Bank Pekao S.A.	84,772	3,148
Getin Noble Bank S.A. (a)	1,505,212	700
Powszechna Kasa Oszczednosci Bank Polski S.A.	455,554	5,783
Powszechny Zaklad Ubezpieczen S.A.	335,869	4,063

		14,675

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%
Asseco Poland S.A.	96,012	$1,211

MATERIALS 0.5%
Grupa Azoty S.A.	9,319	186
Jastrzebska Spolka Weglowa S.A.	29,889	824
KGHM Polska Miedz S.A.	265,132	8,443
Synthos S.A.	645,623	905

		10,358

TELECOMMUNICATION SERVICES 0.2%
Orange Polska S.A.	1,960,081	3,257

UTILITIES 0.6%
Enea S.A.	437,735	1,446
Energa S.A.	928,480	3,391
PGE Polska Grupa Energetyczna S.A. (a)	1,139,863	3,940
Tauron Polska Energia S.A.	3,057,671	2,675

		11,452

Total Poland		45,958

RUSSIA 8.1%

CONSUMER STAPLES 0.2%
X5 Retail Group NV GDR (a)	86,675	3,274

ENERGY 4.9%
Gazprom Neft PJSC SP - ADR	55,312	1,185
Gazprom PJSC SP - ADR	9,342,790	41,086
Lukoil PJSC SP - ADR	494,516	28,181
Rosneft Oil, Co. PJSC GDR	1,152,172	5,733
Surgutneftegas OJSC SP - ADR	3,738,522	17,549
Tatneft PJSC SP - ADR	57,763	2,847
TMK PJSC	366,980	469

		97,050

FINANCIALS 0.5%
Sberbank of Russia PJSC SP - ADR	519,933	8,764
VTB Bank PJSC GDR	609,706	1,108

		9,872

INDUSTRIALS 0.1%
Aeroflot PJSC	696,760	1,677
Globaltrans Investment PLC GDR	36,650	344

		2,021

INFORMATION TECHNOLOGY 0.0%
Mail.Ru Group Ltd. SP - GDR (a)	27,199	786

MATERIALS 1.1%
Evraz PLC	648,677	2,978
Magnitogorsk Iron & Steel Works PJSC	237,100	172
Mechel PJSC SP - ADR	673,901	3,545
MMC Norilsk Nickel PJSC ADR	606,580	11,336
Novolipetsk Steel PJSC GDR	33,224	848
Severstal PJSC GDR	183,496	2,810

		21,689

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%
LSR Group PJSC GDR	44,940	$123

TELECOMMUNICATION SERVICES 0.9%
MegaFon PJSC SP - GDR	400,639	3,706
Mobile TeleSystems PJSC	1,710,740	8,202
Rostelecom PJSC	1,793,750	1,980
Sistema PJSC FC SP - GDR	685,388	2,861

		16,749

UTILITIES 0.4%
Federal Grid Co. Unified Energy System PJSC	537,700,000	1,509
Inter RAO UES PJSC	9,678,000	564
Mosenergo PJSC	11,879,000	541
Rosseti PJSC	216,969,012	3,079
RusHydro PJSC	133,343,000	1,687
Unipro PJSC	10,847,000	479

		7,859

Total Russia		159,423

SOUTH AFRICA 6.2%

CONSUMER DISCRETIONARY 0.2%
Imperial Holdings Ltd.	188,031	3,973
Tsogo Sun Holdings Ltd.	233,065	459

		4,432

CONSUMER STAPLES 0.0%
Massmart Holdings Ltd.	67,450	761

ENERGY 0.1%
Exxaro Resources Ltd.	175,259	2,302

FINANCIALS 2.2%
Barclays Africa Group Ltd.	799,313	11,709
FirstRand Ltd.	560,670	3,035
Investec Ltd.	584,267	4,237
Liberty Holdings Ltd.	431,564	4,340
MMI Holdings Ltd.	1,422,281	2,414
Nedbank Group Ltd.	267,639	5,521
Standard Bank Group Ltd.	825,109	12,992

		44,248

HEALTH CARE 0.2%
Life Healthcare Group Holdings Ltd.	649,580	1,457
Netcare Ltd.	741,372	1,507

		2,964

INDUSTRIALS 0.3%
Barloworld Ltd.	455,953	5,880

MATERIALS 2.1%
African Rainbow Minerals Ltd.	126,240	1,362
Gold Fields Ltd. SP - ADR	941,976	4,051
Impala Platinum Holdings Ltd. (a)	243,826	639
Kumba Iron Ore Ltd.	380,386	11,656
Mondi Ltd.	189,816	4,898
Nampak Ltd. (a)	1,499,262	1,966

	SHARES	MARKET VALUE (000S)
Sappi Ltd.	154,429	$1,117
Sasol Ltd.	424,091	14,660

		40,349

TELECOMMUNICATION SERVICES 1.1%
MTN Group Ltd.	1,516,622	16,744
Telkom S.A. SOC Ltd.	626,750	2,437
Vodacom Group Ltd.	123,880	1,453

		20,634

Total South Africa		121,570

SOUTH KOREA 19.6%

CONSUMER DISCRETIONARY 3.6%
CJ O Shopping Co. Ltd.	12,621	2,723
Hyundai Department Store Co. Ltd.	13,738	1,339
Hyundai Mobis Co. Ltd.	8,826	2,168
Hyundai Motor Co.	158,526	23,071
Hyundai Wia Corp.	23,214	1,409
Kia Motors Corp.	277,978	8,699
Kumho Tire Co., Inc. (a)	360,400	1,490
LG Electronics, Inc.	199,473	19,723
LOTTE Himart Co. Ltd.	16,291	1,048
Lotte Shopping Co. Ltd.	23,820	4,428
Mando Corp.	2,956	852
Shinsegae, Inc.	12,331	3,456

		70,406

CONSUMER STAPLES 0.4%
CJ CheilJedang Corp.	1,708	584
E-MART, Inc.	20,092	5,081
Hite Jinro Co. Ltd.	65,570	1,476
Lotte Chilsung Beverage Co. Ltd.	81	101

		7,242

ENERGY 0.2%
GS Holdings Corp.	42,336	2,459
SK Innovation Co. Ltd.	10,003	1,908

		4,367

FINANCIALS 4.8%
BNK Financial Group, Inc.	325,560	2,861
DGB Financial Group, Inc.	341,913	3,365
Hana Financial Group, Inc.	362,030	16,828
Hanwha Life Insurance Co. Ltd.	771,057	4,970
Hyundai Marine & Fire Insurance Co. Ltd.	44,421	1,948
Industrial Bank of Korea	466,198	7,151
JB Financial Group Co. Ltd.	244,310	1,384
KB Financial Group, Inc.	251,851	14,905
Korea Investment Holdings Co. Ltd.	6,730	433
Meritz Financial Group, Inc.	29,984	422
Meritz Fire & Marine Insurance Co. Ltd.	23,100	506
Mirae Asset Life Insurance Co. Ltd.	273,944	1,343
Samsung Card Co. Ltd.	46,037	1,703
Samsung Fire & Marine Insurance Co. Ltd.	4,981	1,242
Samsung Life Insurance Co. Ltd.	44,902	5,209

	SHARES	MARKET VALUE (000S)
Shinhan Financial Group Co. Ltd.	332,118	$15,330
Tongyang Life Insurance Co. Ltd.	144,760	1,028
Woori Bank	906,747	13,330

		93,958

INDUSTRIALS 1.7%
Asiana Airlines, Inc. (a)	393,650	1,664
CJ Corp.	21,694	3,673
Daewoo Engineering & Construction Co. Ltd. (a)	77,830	431
Doosan Bobcat, Inc.	5,515	184
Doosan Corp.	23,247	2,451
Doosan Heavy Industries & Construction Co. Ltd.	200,049	2,868
Doosan Infracore Co. Ltd. (a)	512,594	4,154
Hanwha Corp.	70,655	2,732
Hyundai Construction Equipment Co. Ltd. (a)	2,368	373
Hyundai Electric & Energy System Co. Ltd. (a)	2,452	261
Hyundai Engineering & Construction Co. Ltd.	36,446	1,236
Hyundai Robotics Co. Ltd. (a)	3,145	1,119
KCC Corp.	2,207	786
Korean Air Lines Co. Ltd. (a)	194,036	6,124
LG Corp.	2,295	195
LS Corp.	44,825	3,033
Samsung Heavy Industries Co. Ltd.	53,902	369
SK Networks Co. Ltd.	424,914	2,638

		34,291

INFORMATION TECHNOLOGY 4.9%
LG Display Co. Ltd.	252,418	7,026
LG Innotek Co. Ltd.	6,908	926
Samsung Electro-Mechanics Co. Ltd.	22,781	2,124
Samsung Electronics Co. Ltd.	32,416	77,017
Samsung SDI Co. Ltd.	3,345	638
SK Hynix, Inc.	140,886	10,007

		97,738

MATERIALS 1.6%
Dongkuk Steel Mill Co. Ltd.	222,411	2,286
Hyundai Steel Co.	60,871	3,333
Kolon Industries, Inc.	19,811	1,645
LG Chem Ltd.	4,294	1,624
OCI Co. Ltd.	1,637	208
POSCO	72,055	22,413
Taekwang Industrial Co. Ltd.	429	528

		32,037

TELECOMMUNICATION SERVICES 1.8%
KT Corp. SP - ADR	1,100,073	17,172
LG Uplus Corp.	548,169	7,169
SK Telecom Co. Ltd. SP - ADR	378,872	10,574

		34,915

UTILITIES 0.6%
Korea Electric Power Corp.	230,097	8,179
Korea Gas Corp.	83,376	3,317

		11,496

Total South Korea		386,450

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	35

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TAIWAN 7.9%

CONSUMER DISCRETIONARY 0.2%
Cheng Shin Rubber Industry Co. Ltd.	518,000	$914
Far Eastern Department Stores Ltd.	1,029,000	518
Pou Chen Corp.	1,664,000	2,151
Ruentex Industries Ltd.	388,000	658
Yulon Motor Co. Ltd.	1,010,000	819

		5,060

CONSUMER STAPLES 0.1%
Uni-President Enterprises Corp.	1,207,640	2,674

FINANCIALS 1.9%
Cathay Financial Holding Co. Ltd.	2,324,000	4,164
Chailease Holding Co. Ltd.	401,000	1,163
China Development Financial Holding Corp.	8,878,000	3,022
China Life Insurance Co. Ltd.	4,674,608	4,690
CTBC Financial Holding Co. Ltd.	3,238,000	2,226
First Financial Holding Co. Ltd.	2,269,020	1,488
Fubon Financial Holding Co. Ltd.	1,929,000	3,279
Hua Nan Financial Holdings Co. Ltd.	2,380,995	1,339
Mega Financial Holding Co. Ltd.	3,562,658	2,873
Mercuries Life Insurance Co. Ltd. (a)	1,875,717	1,020
Shanghai Commercial & Savings Bank Ltd.	1,130,451	1,278
Shin Kong Financial Holding Co. Ltd.	10,955,903	3,854
SinoPac Financial Holdings Co. Ltd.	9,014,622	2,929
Taishin Financial Holding Co. Ltd.	4,076,719	1,894
Taiwan Business Bank	3,002,552	846
Taiwan Cooperative Financial Holding Co. Ltd.	1,655,501	923
Yuanta Financial Holding Co. Ltd.	3,525,000	1,630

		38,618

INDUSTRIALS 0.3%
China Airlines Ltd. (a)	3,922,000	1,531
Far Eastern New Century Corp.	3,344,520	3,006
Taiwan High Speed Rail Corp.	662,000	522
Teco Electric and Machinery Co. Ltd.	856,000	817

		5,876

INFORMATION TECHNOLOGY 4.8%
Acer, Inc.	3,450,000	2,793
Advanced Semiconductor Engineering, Inc.	833,580	1,067
Asustek Computer, Inc.	547,000	5,137
AU Optronics Corp.	14,233,000	5,915
Catcher Technology Co. Ltd.	80,000	877
Chicony Electronics Co. Ltd.	129,000	324
Compal Electronics, Inc.	6,285,000	4,492
Foxconn Technology Co. Ltd.	208,000	593
Hon Hai Precision Industry Co. Ltd.	3,893,145	12,379

	SHARES	MARKET VALUE (000S)
HTC Corp.	1,628,000	$3,999
Innolux Corp.	19,269,000	7,999
Inventec Corp.	1,702,000	1,354
Lite-On Technology Corp.	2,217,035	3,016
MediaTek, Inc.	377,000	3,706
Novatek Microelectronics Corp.	320,000	1,216
Pegatron Corp.	632,000	1,523
Powertech Technology, Inc.	348,000	1,025
Quanta Computer, Inc.	1,162,000	2,417
Siliconware Precision Industries Co. Ltd.	743,000	1,254
Synnex Technology International Corp.	1,138,650	1,549
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	253,671	10,058
TPK Holding Co. Ltd.	1,252,000	3,492
Unimicron Technology Corp.	3,818,000	2,083
United Microelectronics Corp.	14,389,000	6,832
Wistron Corp.	5,132,229	4,113
WPG Holdings Ltd.	1,422,000	1,878
Yageo Corp.	218,938	2,587
Zhen Ding Technology Holding Ltd.	253,000	554

		94,232

MATERIALS 0.4%
Asia Cement Corp.	2,201,000	2,082
China Steel Corp.	1,439,000	1,196
Nan Ya Plastics Corp.	164,000	428
Taiwan Cement Corp.	2,810,000	3,438

		7,144

REAL ESTATE 0.1%
Farglory Land Development Co. Ltd.	395,000	426
Highwealth Construction Corp.	437,000	620

		1,046

TELECOMMUNICATION SERVICES 0.1%
Chunghwa Telecom Co. Ltd.	511,000	1,818

Total Taiwan		156,468

THAILAND 2.5%

ENERGY 0.9%
Banpu PCL	4,468,900	2,671
IRPC PCL	2,653,700	574
PTT Exploration & Production PCL	2,097,100	6,427
PTT PCL	644,500	8,685

		18,357

FINANCIALS 1.1%
Bangkok Bank PCL	1,065,100	6,602
Kasikornbank PCL	527,100	3,744
Krung Thai Bank PCL	5,091,675	2,993
Siam Commercial Bank PCL	902,900	4,144
Thanachart Capital PCL	2,065,600	3,562
Tisco Financial Group PCL	172,200	468
TMB Bank PCL	5,969,100	553

		22,066

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%
Thai Airways International PCL (a)	8,006,000	$4,250

MATERIALS 0.1%
PTT Global Chemical PCL	734,500	1,914

REAL ESTATE 0.0%
Pruksa Holding PCL	235,200	170

TELECOMMUNICATION SERVICES 0.2%
Advanced Info Service PCL	34,400	202
Total Access Communication PCL	2,102,900	3,154

		3,356

Total Thailand		50,113

TURKEY 2.7%

CONSUMER DISCRETIONARY 0.1%
Arcelik A/S	96,715	549
Ford Otomotiv Sanayi A/S	13,770	219
Vestel Elektronik Sanayi ve Ticaret A/S (a)	365,931	730

		1,498

CONSUMER STAPLES 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	68,830	439
Migros Ticaret A/S	228,088	1,658

		2,097

ENERGY 0.1%
Tupras Turkiye Petrol Rafinerileri A/S	48,220	1,545

FINANCIALS 1.6%
Akbank Turk A/S	1,439,780	3,737
Haci Omer Sabanci Holding A/S	2,296,280	6,727
Sekerbank TAS (a)	3,282,930	1,583
Turkiye Garanti Bankasi A/S	1,308,970	3,699
Turkiye Halk Bankasi A/S	1,546,670	4,395
Turkiye Is Bankasi ‘C’	3,477,860	6,386
Turkiye Vakiflar Bankasi TAO ‘D’	1,461,740	2,607
Yapi ve Kredi Bankasi A/S	1,632,200	1,867

		31,001

INDUSTRIALS 0.5%
KOC Holding A/S	349,660	1,703
TAV Havalimanlari Holding A/S	160,200	948
Turk Hava Yollari AO (a)	1,746,680	7,231
Turkiye Sise ve Cam Fabrikalari A/S	426,883	529

		10,411

MATERIALS 0.1%
Eregli Demir ve Celik Fabrikalari TAS	1,199,350	3,164

TELECOMMUNICATION SERVICES 0.2%
Turk Telekomunikasyon A/S	782,980	1,329

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Turkcell Iletisim Hizmetleri A/S	458,923	$1,871

		3,200

Total Turkey		52,916

Total Common Stocks (Cost $1,440,394)		1,922,373

PREFERRED STOCKS 2.3%

BRAZIL 1.9%

BANKING & FINANCE 0.1%
Banco do Estado do Rio Grande do Sul S.A.	500,700	2,249

CONSUMER STAPLES 0.5%
Cia Brasileira de Distribuicao	370,000	8,806

MATERIALS 0.7%
Braskem S.A.	192,400	2,486
Metalurgica Gerdau S.A.	6,385,400	11,135
Usinas Siderurgicas de Minas Gerais S.A.	301,100	825

		14,446

	SHARES	MARKET VALUE (000S)
UTILITIES 0.6%
Centrais Eletricas Brasileiras S.A.	514,300	$3,524
Cia de Gas de Sao Paulo - COMGAS	32,100	581
Cia de Saneamento do Parana	480,500	1,695
Cia de Transmissao de Energia Eletrica Paulista	9,300	188
Cia Energetica de Sao Paulo	878,100	3,494
Cia Paranaense de Energia	373,600	2,810

		12,292

Total Brazil		37,793

RUSSIA 0.4%

ENERGY 0.4%
Bashneft PJSC	64,528	1,514
Transneft PJSC	2,107	6,497

		8,011

Total Russia		8,011

Total Preferred Stocks (Cost $26,930)		45,804

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.0%

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%
Growthpoint Properties Ltd.	82,427	$184

Total Real Estate Investment Trusts (Cost $151)		184

Total Investments in Securities (Cost $1,467,475)		1,968,361

Total Investments 99.6% (Cost $1,467,475)		$1,968,361

Other Assets and Liabilities, net 0.4%		8,064

Net Assets 100.0%		$1,976,425

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	37

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$184	$0	$184
Brazil
Consumer Discretionary	976	7,866	0	8,842
Consumer Staples	10,728	3,188	0	13,916
Energy	21,364	277	0	21,641
Financials	33,646	20,609	0	54,255
Industrials	773	0	0	773
Materials	9,973	34,626	0	44,599
Real Estate	0	406	0	406
Telecommunication Services	5,220	0	0	5,220
Utilities	18,273	3,019	0	21,292
Chile
Consumer Discretionary	873	0	0	873
Consumer Staples	2,962	0	0	2,962
Energy	1,367	0	0	1,367
Financials	2,760	0	0	2,760
Industrials	820	0	0	820
Materials	2,623	5,733	0	8,356
Telecommunication Services	619	0	0	619
Utilities	2,737	0	0	2,737
China
Consumer Discretionary	0	3,307	0	3,307
Consumer Staples	3,696	845	0	4,541
Energy	0	56,098	0	56,098
Financials	516	232,067	0	232,583
Health Care	0	3,680	0	3,680
Industrials	9,724	11,076	0	20,800
Information Technology	4,145	9,598	0	13,743
Materials	0	25,891	0	25,891
Real Estate	6,677	50,266	0	56,943
Telecommunication Services	0	8,621	0	8,621
Utilities	0	9,447	0	9,447
Greece
Consumer Discretionary	3,389	0	0	3,389
Energy	263	0	0	263
Financials	4,543	14,933	0	19,476
Telecommunication Services	2,084	0	0	2,084
Utilities	0	1,045	0	1,045
Hong Kong
Consumer Discretionary	483	911	0	1,394
Consumer Staples	0	12,027	0	12,027
Energy	0	3,775	0	3,775
Financials	306	13,487	0	13,793
Industrials	2,302	9,113	0	11,415
Materials	0	4,051	0	4,051
Real Estate	0	15,626	0	15,626
Telecommunication Services	0	23,172	0	23,172
Utilities	0	8,378	0	8,378
India
Consumer Discretionary	271	3,046	0	3,317
Energy	0	14,440	0	14,440
Financials	8,540	31,293	0	39,833
Industrials	0	14,535	0	14,535
Materials	3,245	35,753	0	38,998
Real Estate	0	425	0	425
Telecommunication Services	6,773	622	0	7,395
Utilities	1,143	6,292	0	7,435
Indonesia
Consumer Discretionary	0	1,038	0	1,038
Consumer Staples	839	0	0	839
Energy	3,997	4,085	0	8,082
Financials	4,525	2,085	0	6,610
Materials	1,966	0	0	1,966

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Telecommunication Services	$184	$751	$0	$935
Utilities	0	1,155	0	1,155
Malaysia
Consumer Discretionary	0	2,959	0	2,959
Consumer Staples	2,163	0	0	2,163
Energy	0	354	0	354
Financials	7,425	5,148	0	12,573
Industrials	1,765	357	0	2,122
Materials	196	0	0	196
Real Estate	125	652	0	777
Telecommunication Services	962	1,611	0	2,573
Utilities	282	3,291	0	3,573
Malta
Financials	0	361	0	361
Mexico
Consumer Discretionary	180	0	0	180
Consumer Staples	2,453	0	0	2,453
Financials	3,423	0	0	3,423
Industrials	3,206	0	0	3,206
Materials	3,519	0	0	3,519
Telecommunication Services	10,445	0	0	10,445
Philippines
Industrials	1,128	0	0	1,128
Telecommunication Services	363	2,940	0	3,303
Poland
Energy	2,041	2,964	0	5,005
Financials	981	13,694	0	14,675
Information Technology	0	1,211	0	1,211
Materials	1,091	9,267	0	10,358
Telecommunication Services	0	3,257	0	3,257
Utilities	1,446	10,006	0	11,452
Russia
Consumer Staples	3,274	0	0	3,274
Energy	5,597	91,453	0	97,050
Financials	0	9,872	0	9,872
Industrials	2,021	0	0	2,021
Information Technology	786	0	0	786
Materials	9,164	12,525	0	21,689
Real Estate	123	0	0	123
Telecommunication Services	4,762	11,987	0	16,749
Utilities	2,707	5,152	0	7,859
South Africa
Consumer Discretionary	459	3,973	0	4,432
Consumer Staples	761	0	0	761
Energy	2,302	0	0	2,302
Financials	10,991	33,257	0	44,248
Health Care	2,964	0	0	2,964
Industrials	5,880	0	0	5,880
Materials	23,688	16,661	0	40,349
Telecommunication Services	2,437	18,197	0	20,634
South Korea
Consumer Discretionary	25,421	44,985	0	70,406
Consumer Staples	1,577	5,665	0	7,242
Energy	0	4,367	0	4,367
Financials	2,793	91,165	0	93,958
Industrials	5,465	28,826	0	34,291
Information Technology	0	97,738	0	97,738
Materials	2,152	29,885	0	32,037
Telecommunication Services	34,915	0	0	34,915
Utilities	0	11,496	0	11,496
Taiwan
Consumer Discretionary	914	4,146	0	5,060
Consumer Staples	0	2,674	0	2,674
Financials	4,207	34,411	0	38,618
Industrials	0	5,876	0	5,876
Information Technology	21,611	72,621	0	94,232

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Materials	$0	$7,144	$0	$7,144
Real Estate	426	620	0	1,046
Telecommunication Services	0	1,818	0	1,818
Thailand
Energy	0	18,357	0	18,357
Financials	0	22,066	0	22,066
Industrials	0	4,250	0	4,250
Materials	0	1,914	0	1,914
Real Estate	0	170	0	170
Telecommunication Services	0	3,356	0	3,356
Turkey
Consumer Discretionary	219	1,279	0	1,498
Consumer Staples	439	1,658	0	2,097
Energy	0	1,545	0	1,545
Financials	0	31,001	0	31,001
Industrials	0	10,411	0	10,411

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Materials	$0	$3,164	$0	$3,164
Telecommunication Services	0	3,200	0	3,200
Preferred Stocks
Brazil
Banking & Finance	2,249	0	0	2,249
Consumer Staples	0	8,806	0	8,806
Materials	0	14,446	0	14,446
Utilities	3,682	8,610	0	12,292
Russia
Energy	0	8,011	0	8,011
Real Estate Investment Trusts
South Africa
Real Estate	184	0	0	184

Total Investments	$412,689	$1,555,672	$0	$1,968,361

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	39

Schedule of Investments PIMCO RAE Fundamental Global Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	4,412,746	$50,967
PIMCO RAE Fundamental International Fund	18,363,804	204,573
PIMCO RAE Fundamental U.S. Fund	15,309,548	171,008

Total Mutual Funds (Cost $354,094)		426,548

Total Investments in Affiliates (Cost $354,094)		426,548

Total Investments 99.9% (Cost $354,094)		$426,548

Other Assets and Liabilities, net 0.1%		400

Net Assets 100.0%		$426,948

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Affiliates, at Value
Mutual Funds
United States	$426,548	$0	$0	$426,548

Total Investments	$426,548	$0	$0	$426,548

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Global ex-US Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.6%

MUTUAL FUNDS (a) 99.6%

UNITED STATES 99.6%
PIMCO RAE Fundamental Emerging Markets Fund	1,523,008	$17,591
PIMCO RAE Fundamental International Fund	6,338,697	70,613

Total Mutual Funds (Cost $77,118)		88,204

Total Investments in Affiliates (Cost $77,118)		88,204

Total Investments 99.6% (Cost $77,118)		$88,204

Other Assets and Liabilities, net 0.4%		311

Net Assets 100.0%		$88,515

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds
United States	$88,204	$0	$0	$88,204

Total Investments	$88,204	$0	$0	$88,204

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	41

Schedule of Investments PIMCO RAE Fundamental International Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.7%

COMMON STOCKS 99.6%

AUSTRALIA 7.3%

CONSUMER DISCRETIONARY 0.2%
Automotive Holdings Group Ltd.	32,213	$91
Crown Resorts Ltd.	9,745	99
JB Hi-Fi Ltd.	5,967	116
Myer Holdings Ltd.	209,163	108
Star Entertainment Grp Ltd.	22,826	108
Tabcorp Holdings Ltd.	122,452	531

		1,053

CONSUMER STAPLES 0.8%
Coca-Cola Amatil Ltd.	37,299	247
Metcash Ltd.	181,806	441
Wesfarmers Ltd.	44,713	1,546
Woolworths Ltd.	93,092	1,978

		4,212

ENERGY 0.3%
Origin Energy Ltd.	48,015	352
Whitehaven Coal Ltd.	35,130	122
Woodside Petroleum Ltd.	9,463	243
WorleyParsons Ltd.	61,147	682

		1,399

FINANCIALS 2.7%
AMP Ltd.	146,947	593
Australia & New Zealand Banking Group Ltd.	127,423	2,843
Bendigo & Adelaide Bank Ltd.	40,635	369
Commonwealth Bank of Australia	40,642	2,536
Genworth Mortgage Insurance Australia Ltd.	88,231	206
Insurance Australia Group Ltd.	54,840	309
Macquarie Group Ltd.	6,403	495
National Australia Bank Ltd.	113,527	2,607
QBE Insurance Group Ltd.	31,704	263
Suncorp Group Ltd.	130,023	1,402
Westpac Banking Corp.	101,653	2,473

		14,096

HEALTH CARE 0.1%
CSL Ltd.	1,729	190
Primary Health Care Ltd.	95,840	270
Sonic Healthcare Ltd.	13,972	248

		708

INDUSTRIALS 0.5%
Aurizon Holdings Ltd.	119,907	462
CIMIC Group Ltd.	12,025	481
Cleanaway Waste Management Ltd.	81,072	94
Downer EDI Ltd.	148,815	801
Qantas Airways Ltd.	149,924	588

		2,426

MATERIALS 2.5%
BHP Billiton Ltd.	295,833	6,796
BHP Billiton PLC	238,895	4,830
CSR Ltd.	43,724	162

	SHARES	MARKET VALUE (000S)
Fortescue Metals Group Ltd.	39,040	$148
Incitec Pivot Ltd.	126,152	382
Mineral Resources Ltd.	13,190	216
Orica Ltd.	18,867	265
OZ Minerals Ltd.	25,344	180

		12,979

REAL ESTATE 0.0%
Lend Lease Group	13,932	177

TELECOMMUNICATION SERVICES 0.2%
Telstra Corp. Ltd.	374,741	1,059

UTILITIES 0.0%
AGL Energy Ltd.	5,776	109

Total Australia		38,218

AUSTRIA 0.8%

ENERGY 0.2%
OMV AG	17,520	1,111

FINANCIALS 0.5%
Erste Group Bank AG	24,930	1,080
Raiffeisen Bank International AG (a)	33,926	1,229
Vienna Insurance Group AG Wiener Versicherung Gruppe	8,934	276

		2,585

INDUSTRIALS 0.0%
Oesterreichische Post AG	2,010	90
MATERIALS 0.1% voestalpine AG	3,008	180

Total Austria		3,966

BELGIUM 0.5%

CONSUMER STAPLES 0.1%
Anheuser-Busch InBev S.A. NV	1,969	220

FINANCIALS 0.3%
Ageas	23,682	1,157
KBC Group NV	7,235	616

		1,773

INDUSTRIALS 0.0%
bpost S.A.	6,893	210

MATERIALS 0.0%
Solvay S.A.	928	129

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	11,672	383

Total Belgium		2,715

CANADA 5.6%

CONSUMER DISCRETIONARY 0.4%
Aimia, Inc.	37,463	111
Canadian Tire Corp. Ltd. ‘A’	3,305	431
Hudson’s Bay Co.	27,360	246
Magna International, Inc.	18,381	1,042
Quebecor, Inc. ‘B’	8,074	152

	SHARES	MARKET VALUE (000S)
Shaw Communications, Inc. ‘B’	11,473	$262

		2,244

CONSUMER STAPLES 0.1%
Empire Co. Ltd. ‘A’	6,597	128
George Weston Ltd.	4,145	360
Loblaw Cos. Ltd.	1,714	93

		581

ENERGY 0.7%
Baytex Energy Corp. (a)	100,022	300
Bonavista Energy Corp.	61,130	109
Canadian Natural Resources Ltd.	8,895	318
Cenovus Energy, Inc.	25,318	231
Crescent Point Energy Corp.	14,456	110
Encana Corp.	9,092	121
Enerplus Corp.	17,168	168
Husky Energy, Inc. (a)	32,834	464
Mullen Group Ltd.	7,992	100
Obsidian Energy Ltd. (a)	141,401	176
Pengrowth Energy Corp. (a)	130,604	104
Suncor Energy, Inc.	40,841	1,499
TransCanada Corp.	2,064	101

		3,801

FINANCIALS 2.8%
Bank of Montreal	25,458	2,037
Bank of Nova Scotia	32,701	2,110
Brookfield Asset Management, Inc. ‘A’	2,409	105
Canadian Imperial Bank of Commerce	17,894	1,745
Genworth MI Canada, Inc.	3,599	125
Home Capital Group, Inc.	19,669	271
IGM Financial, Inc.	6,056	213
Manulife Financial Corp.	18,756	391
National Bank of Canada	14,478	722
Onex Corp.	7,766	570
Power Corp. of Canada	27,233	701
Power Financial Corp.	10,994	302
Royal Bank of Canada	31,018	2,533
Sun Life Financial, Inc.	6,014	248
Thomson Reuters Corp.	6,661	290
Toronto-Dominion Bank	37,224	2,181

		14,544

INDUSTRIALS 0.7%
Air Canada (a)	81,710	1,682
Bombardier, Inc. ‘B’ (a)	42,992	103
Canadian National Railway Co.	7,905	652
Canadian Pacific Railway Ltd.	569	104
Finning International, Inc.	4,318	109
Russel Metals, Inc.	5,372	125
TFI International, Inc.	9,905	259
WestJet Airlines Ltd.	17,395	365

		3,399

MATERIALS 0.5%
Agrium, Inc.	6,667	767
First Quantum Minerals Ltd.	11,099	155
Potash Corp. of Saskatchewan, Inc.	41,372	854
Teck Resources Ltd. ‘B’	26,717	699

		2,475

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.2%
BCE, Inc.	4,802	$230
Rogers Communications, Inc. ‘B’	4,567	233
TELUS Corp.	12,244	464

		927

UTILITIES 0.2%
Atco Ltd. ‘I’	9,893	354
Capital Power Corp.	13,356	260
Just Energy Group, Inc.	22,961	99
Superior Plus Corp.	13,969	132
TransAlta Corp.	45,174	268

		1,113

Total Canada		29,084

DENMARK 0.7%

CONSUMER STAPLES 0.1%
Carlsberg A/S ‘B’	2,850	342

FINANCIALS 0.1%
Danske Bank A/S	10,169	396

HEALTH CARE 0.1%
Novo Nordisk A/S ‘B’	4,974	267

INDUSTRIALS 0.3%
AP Moller - Maersk A/S ‘B’	589	1,027
ISS A/S	26,644	1,031

		2,058

TELECOMMUNICATION SERVICES 0.1%
TDC A/S	142,534	876

Total Denmark		3,939

FINLAND 0.4%

CONSUMER STAPLES 0.0%
Kesko Oyj ‘B’	3,019	164

INDUSTRIALS 0.0%
Metso Oyj	2,829	96

MATERIALS 0.3%
Stora Enso Oyj ‘R’	40,359	640
UPM-Kymmene Oyj	24,428	758

		1,398

UTILITIES 0.1%
Fortum Oyj	22,079	437

Total Finland		2,095

FRANCE 10.9%

CONSUMER DISCRETIONARY 1.7%
Accor S.A.	2,130	110
Christian Dior SE	2,066	754
Cie Generale des Etablissements Michelin	9,957	1,424
Elior Group S.A.	8,269	171
Eutelsat Communications S.A.	5,361	124

	SHARES	MARKET VALUE (000S)
Kering	1,669	$786
Lagardere S.C.A.	24,634	789
LVMH Moet Hennessy Louis Vuitton SE	3,186	935
Peugeot S.A.	46,599	946
Publicis Groupe S.A.	6,157	417
Renault S.A.	5,512	553
Television Francaise	17,632	260
Vivendi S.A.	53,787	1,444

		8,713

CONSUMER STAPLES 0.6%
Carrefour S.A.	72,588	1,565
Casino Guichard Perrachon S.A.	20,558	1,246
Danone S.A.	2,846	238
Pernod-Ricard S.A.	1,369	217

		3,266

ENERGY 0.4%
CGG S.A. (a)	13,511	62
Total S.A.	35,806	1,977
Vallourec S.A.	23,138	139

		2,178

FINANCIALS 3.1%
AXA S.A.	73,880	2,189
BNP Paribas S.A.	79,440	5,909
CNP Assurances	15,374	355
Credit Agricole S.A.	112,335	1,855
Eurazeo S.A.	8,121	750
Natixis S.A.	90,969	719
SCOR SE	9,683	389
Societe Generale S.A.	77,758	4,009

		16,175

HEALTH CARE 1.0%
Sanofi	59,258	5,102

INDUSTRIALS 2.3%
Air France-KLM (a)	200,456	3,256
Airbus SE	2,139	213
Alstom S.A.	14,123	585
Bouygues S.A.	30,532	1,584
Cie de Saint-Gobain	31,827	1,752
Eiffage S.A.	7,802	854
Rexel S.A.	36,810	666
Safran S.A.	2,654	274
Schneider Electric SE	10,265	870
Teleperformance	1,745	250
Vinci S.A.	17,039	1,740
Zodiac Aerospace	3,535	106

		12,150

INFORMATION TECHNOLOGY 0.1%
Atos SE	4,987	725

MATERIALS 0.1%
Air Liquide S.A.	3,276	412
Arkema S.A.	1,127	137

		549

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%
Nexity S.A.	1,704	$101

TELECOMMUNICATION SERVICES 0.4%
Orange S.A.	117,010	2,028

UTILITIES 1.2%
Electricite de France S.A.	149,979	1,875
Engie S.A.	211,263	3,632
Suez	17,320	304
Veolia Environnement S.A.	17,592	449

		6,260

Total France		57,247

GERMANY 9.6%

CONSUMER DISCRETIONARY 1.6%
adidas AG	2,924	585
Axel Springer SE	1,317	103
Bayerische Motoren Werke AG	21,734	2,253
Ceconomy AG	56,616	854
Continental AG	1,227	330
Daimler AG	43,569	3,684
Hugo Boss AG	4,462	379
ProSiebenSat.1 Media SE	3,226	111

		8,299

CONSUMER STAPLES 0.2%
METRO AG (a)	33,111	660
Suedzucker AG	13,183	285

		945

FINANCIALS 2.0%
Commerzbank AG	190,793	2,846
Deutsche Bank AG	225,199	4,259
Deutsche Pfandbriefbank AG	30,665	490
Hannover Rueck SE	1,825	229
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	10,812	2,335
Talanx AG	11,984	488

		10,647

HEALTH CARE 0.7%
Bayer AG	24,087	2,993
Fresenius Medical Care AG & Co. KGaA	2,691	283
Fresenius SE & Co. KGaA	3,247	252

		3,528

INDUSTRIALS 1.9%
Bilfinger SE	9,801	464
Deutsche Lufthansa AG	108,374	3,980
Deutsche Post AG	52,027	2,473
Fraport AG Frankfurt Airport Services Worldwide	2,995	329
Hapag-Lloyd AG (a)	3,043	122
Hochtief AG	2,239	396
Rheinmetall AG	1,605	203
Siemens AG	12,459	1,725

		9,692

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	43

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%
SAP SE	6,897	$772

MATERIALS 1.5%
BASF SE	32,946	3,612
Evonik Industries AG	13,603	511
HeidelbergCement AG	6,011	648
K+S AG	25,826	641
Lanxess AG	4,906	389
Linde AG	4,866	1,055
Salzgitter AG	10,242	582
thyssenkrupp AG	9,229	266

		7,704

TELECOMMUNICATION SERVICES 0.2%
Deutsche Telekom AG	67,972	1,201

UTILITIES 1.4%
E.ON SE	190,917	2,069
Innogy SE	14,850	581
RWE AG (a)	165,249	3,363
Uniper SE	40,113	1,251

		7,264

Total Germany		50,052

HONG KONG 1.7%

CONSUMER DISCRETIONARY 0.1%
Galaxy Entertainment Group Ltd.	15,000	120
I-CABLE Communications Ltd. (a)	100,176	3
Li & Fung Ltd.	152,000	83
Shangri-La Asia Ltd.	46,000	104
SJM Holdings Ltd.	384,000	343

		653

FINANCIALS 0.1%
Dah Sing Financial Holdings Ltd.	13,600	87
Hang Seng Bank Ltd.	8,900	221

		308

INDUSTRIALS 0.2%
Cathay Pacific Airways Ltd.	259,000	402
MTR Corp. Ltd.	45,500	266
Noble Group Ltd.	188,480	28
Orient Overseas International Ltd.	20,000	193

		889

INFORMATION TECHNOLOGY 0.1%
Kingboard Chemical Holdings Ltd.	104,500	564

MATERIALS 0.0%
Nine Dragons Paper Holdings Ltd.	80,000	128

REAL ESTATE 1.1%
CK Asset Holdings Ltd.	12,000	105
Hang Lung Group Ltd.	47,000	173
Hang Lung Properties Ltd.	83,000	202
Hongkong Land Holdings Ltd.	54,000	380
Hysan Development Co. Ltd.	55,000	292
Kerry Properties Ltd.	104,500	469
New World Development Co. Ltd.	491,000	736

	SHARES	MARKET VALUE (000S)
Shimao Property Holdings Ltd.	275,000	$597
Sino Land Co. Ltd.	64,000	113
Sun Hung Kai Properties Ltd.	47,000	782
Swire Pacific Ltd. ‘A’	79,000	731
Swire Properties Ltd.	30,200	97
Wharf Holdings Ltd.	75,000	259
Wharf Real Estate Investment Co. Ltd. (a)	75,000	499
Wheelock & Co. Ltd.	53,000	378

		5,813

UTILITIES 0.1%
CLP Holdings Ltd.	36,000	368

Total Hong Kong		8,723

IRELAND 0.4%

HEALTH CARE 0.3%
Endo International PLC (a)	53,573	415
Medtronic PLC	12,451	1,006

		1,421

INDUSTRIALS 0.0%
AerCap Holdings NV (a)	3,855	203

MATERIALS 0.1%
Smurfit Kappa Group PLC	16,508	558

Total Ireland		2,182

ISRAEL 0.6%

FINANCIALS 0.3%
Bank Hapoalim BM	82,716	607
Bank Leumi Le-Israel BM	107,776	649
Israel Discount Bank Ltd. ‘A’ (a)	128,545	373

		1,629

HEALTH CARE 0.2%
Teva Pharmaceutical Industries Ltd. SP - ADR	62,407	1,183

MATERIALS 0.0%
Israel Chemicals Ltd.	62,651	254

TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	233,573	353

Total Israel		3,419

ITALY 3.1%

CONSUMER DISCRETIONARY 0.0%
Mediaset SpA (a)	32,624	126

ENERGY 0.5%
Eni SpA	142,906	2,365
Saipem SpA (a)	5,521	25
Snam SpA	36,097	177

		2,567

FINANCIALS 1.7%
Assicurazioni Generali SpA	89,410	1,627
BPER Banca	51,351	259

	SHARES	MARKET VALUE (000S)
Intesa Sanpaolo SpA	404,981	$1,344
Mediobanca SpA	23,864	270
Poste Italiane SpA	193,452	1,457
UniCredit SpA	132,056	2,463
Unione di Banche Italiane SpA	250,514	1,092
Unipol Gruppo SpA	117,419	550
UnipolSai Assicurazioni SpA	61,219	143

		9,205

INDUSTRIALS 0.1%
Leonardo SpA	15,886	189
Societa Iniziative Autostradali e Servizi SpA	8,221	153

		342

TELECOMMUNICATION SERVICES 0.1%
Telecom Italia SpA (a)	538,058	465

UTILITIES 0.7%
Enel SpA	564,880	3,473

Total Italy		16,178

JAPAN 24.6%

CONSUMER DISCRETIONARY 5.2%
Aisin Seiki Co. Ltd.	8,500	476
Aoyama Trading Co. Ltd.	2,800	105
Benesse Holdings, Inc.	8,800	310
Bic Camera, Inc.	10,200	147
Bridgestone Corp.	33,300	1,541
Canon Marketing Japan, Inc.	5,500	148
DCM Holdings Co. Ltd.	18,100	169
Denso Corp.	14,200	851
EDION Corp.	19,900	231
Fuji Media Holdings, Inc.	15,900	250
Geo Holdings Corp.	5,200	101
H2O Retailing Corp.	12,900	270
Honda Motor Co. Ltd.	92,800	3,167
Isetan Mitsukoshi Holdings Ltd. ‘L’	30,600	379
Isuzu Motors Ltd.	23,800	397
J Front Retailing Co. Ltd.	10,100	190
JVC Kenwood Corp.	78,500	269
Kohnan Shoji Co. Ltd.	6,900	149
KYB Corp.	2,200	128
Mazda Motor Corp.	47,500	635
Mitsubishi Motors Corp.	32,700	235
Nikon Corp.	22,000	443
Nissan Motor Co. Ltd.	196,500	1,956
NOK Corp.	4,500	105
Onward Holdings Co. Ltd.	25,000	216
Panasonic Corp.	160,500	2,342
Pioneer Corp. (a)	146,600	296
Seiko Holdings Corp.	11,600	337
Sekisui Chemical Co. Ltd.	20,300	406
Sekisui House Ltd.	17,000	307
Shimachu Co. Ltd.	6,600	189
Skylark Co. Ltd.	11,900	169
Sony Corp.	20,700	929
Subaru Corp.	12,000	380
Sumitomo Electric Industries Ltd.	43,300	730
Sumitomo Rubber Industries Ltd.	27,500	510
Suzuki Motor Corp.	21,000	1,216
Takashimaya Co. Ltd.	29,000	305
Tokai Rika Co. Ltd.	5,000	105

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Toyo Tire & Rubber Co. Ltd.	17,100	$351
Toyoda Gosei Co. Ltd.	8,600	218
Toyota Industries Corp.	5,000	320
Toyota Motor Corp.	63,200	4,028
Unipres Corp.	5,700	153
Wacoal Holdings Corp.	4,100	129
Yamada Denki Co. Ltd.	20,800	115
Yamaha Motor Co. Ltd.	10,300	337
Yokohama Rubber Co. Ltd.	17,400	425

		27,165

CONSUMER STAPLES 1.2%
Aeon Co. Ltd.	70,847	1,195
Asahi Group Holdings Ltd.	13,000	645
Japan Tobacco, Inc.	18,056	582
Kao Corp.	3,700	250
Kirin Holdings Co. Ltd.	56,800	1,431
Morinaga Milk Industry Co. Ltd.	6,200	281
Nippon Suisan Kaisha Ltd.	19,600	103
Sapporo Holdings Ltd.	10,300	315
Seven & i Holdings Co. Ltd.	8,700	360
Shiseido Co. Ltd.	13,800	665
Yamazaki Baking Co. Ltd.	10,500	204

		6,031

ENERGY 0.4%
Idemitsu Kosan Co. Ltd.	9,700	388
Inpex Corp.	79,300	987
Japan Petroleum Exploration Co. Ltd.	6,800	180
JXTG Holdings, Inc.	123,350	793

		2,348

FINANCIALS 5.1%
77 Bank Ltd.	7,600	191
Bank of Kyoto Ltd.	3,200	166
Chiba Bank Ltd.	50,000	415
Chugoku Bank Ltd.	4,600	61
Dai-ichi Life Holdings, Inc.	132,300	2,719
Daiwa Securities Group, Inc.	101,000	632
Fukuoka Financial Group, Inc.	73,000	408
Gunma Bank Ltd.	40,600	245
Hachijuni Bank Ltd.	33,200	190
Hokuhoku Financial Group, Inc.	18,600	290
Iyo Bank Ltd.	24,100	192
Japan Post Bank Co. Ltd.	25,400	330
Japan Post Holdings Co. Ltd.	59,900	686
Mitsubishi UFJ Financial Group, Inc.	633,200	4,608
Mizuho Financial Group, Inc.	1,606,300	2,904
MS&AD Insurance Group Holdings, Inc.	17,900	604
Nomura Holdings, Inc.	118,500	695
North Pacific Bank Ltd.	65,100	218
Ogaki Kyoritsu Bank Ltd.	3,700	93
Okasan Securities Group, Inc.	23,000	142
ORIX Corp.	47,900	808
Resona Holdings, Inc.	167,800	1,000
SBI Holdings, Inc.	28,000	583
Senshu Ikeda Holdings, Inc.	25,800	95
Shinsei Bank Ltd.	11,500	198
Shizuoka Bank Ltd.	21,000	216
Sompo Holdings, Inc.	8,700	336
Sony Financial Holdings, Inc.	24,100	426

	SHARES	MARKET VALUE (000S)
Sumitomo Mitsui Financial Group, Inc.	94,400	$4,069
Sumitomo Mitsui Trust Holdings, Inc.	23,600	934
T&D Holdings, Inc.	66,800	1,140
Tokio Marine Holdings, Inc.	13,900	632
Yamaguchi Financial Group, Inc.	15,000	178

		26,404

HEALTH CARE 0.7%
Astellas Pharma, Inc.	54,500	692
Daiichi Sankyo Co. Ltd.	24,116	627
Hoya Corp.	7,200	359
Medipal Holdings Corp.	5,300	104
Nipro Corp.	7,100	105
Otsuka Holdings Co. Ltd.	5,428	238
Rohto Pharmaceutical Co. Ltd.	4,000	106
Suzuken Co. Ltd.	4,800	197
Takeda Pharmaceutical Co. Ltd.	22,700	1,285
Toho Holdings Co. Ltd.	5,600	126

		3,839

INDUSTRIALS 4.6%
ANA Holdings, Inc.	14,100	588
Asahi Glass Co. Ltd.	18,500	800
Central Japan Railway Co.	1,900	340
Dai Nippon Printing Co. Ltd.	25,300	563
Daikin Industries Ltd.	800	95
Duskin Co. Ltd.	3,800	100
East Japan Railway Co.	10,500	1,024
Ebara Corp.	2,300	87
Fuji Electric Co. Ltd.	33,000	248
Fujikura Ltd.	42,300	372
Furukawa Electric Co. Ltd.	7,300	359
Hanwa Co. Ltd.	2,200	102
Hino Motors Ltd.	8,100	105
Hitachi Construction Machinery Co. Ltd.	12,600	457
Hitachi Zosen Corp.	24,600	129
IHI Corp.	9,000	298
ITOCHU Corp.	55,500	1,035
Iwatani Corp.	5,200	167
Japan Airlines Co. Ltd.	20,400	797
JTEKT Corp.	13,900	238
Kanematsu Corp.	21,900	302
Kawasaki Heavy Industries Ltd.	11,400	399
Kawasaki Kisen Kaisha Ltd.	4,000	102
Komatsu Ltd.	24,100	871
Kubota Corp.	9,100	178
LIXIL Group Corp.	6,200	167
Marubeni Corp.	107,800	779
Mitsubishi Corp.	35,500	979
Mitsubishi Electric Corp.	62,800	1,041
Mitsubishi Heavy Industries Ltd.	29,900	1,115
Mitsui & Co. Ltd.	91,400	1,483
Mitsui Engineering & Shipbuilding Co. Ltd.	15,400	230
Mitsui OSK Lines Ltd.	11,000	366
Nippon Express Co. Ltd.	3,000	199
Nippon Sheet Glass Co. Ltd. (a)	50,900	461
Nippon Yusen KK	38,900	946
Nisshinbo Holdings, Inc.	16,700	226
NSK Ltd.	22,700	356
NTN Corp.	61,200	302

	SHARES	MARKET VALUE (000S)
Recruit Holdings Co. Ltd.	10,700	$266
Sojitz Corp.	110,000	337
Sumitomo Corp.	101,400	1,720
Sumitomo Heavy Industries Ltd.	10,400	438
Tobu Railway Co. Ltd.	3,300	106
Toppan Printing Co. Ltd.	42,000	379
Toshiba Corp. (a)	423,000	1,190
Toyota Tsusho Corp.	21,400	860
West Japan Railway Co.	6,300	460

		24,162

INFORMATION TECHNOLOGY 3.6%
Anritsu Corp.	10,400	117
Brother Industries Ltd.	7,300	179
Canon, Inc.	66,750	2,487
Citizen Watch Co. Ltd.	31,100	228
FUJIFILM Holdings Corp.	26,700	1,090
Fujitsu Ltd.	267,000	1,893
Gree, Inc.	38,500	241
GungHo Online Entertainment, Inc.	36,100	99
Hitachi Ltd.	604,000	4,686
Ibiden Co. Ltd.	25,200	376
Japan Display, Inc. (a)	187,000	377
Konica Minolta, Inc.	80,600	773
Kyocera Corp.	7,400	483
NEC Corp.	44,000	1,185
Nippon Electric Glass Co. Ltd.	15,600	594
Oki Electric Industry Co. Ltd.	16,600	232
Omron Corp.	5,600	333
Ricoh Co. Ltd.	138,500	1,283
Rohm Co. Ltd.	3,500	386
Seiko Epson Corp.	16,600	391
Taiyo Yuden Co. Ltd.	13,900	215
TDK Corp.	4,600	366
Tokyo Electron Ltd.	1,000	180
Toshiba TEC Corp.	30,000	189
Yokogawa Electric Corp.	9,300	178

		18,561

MATERIALS 1.8%
Asahi Kasei Corp.	46,200	595
Denka Co. Ltd.	7,200	287
DIC Corp.	10,100	380
JFE Holdings, Inc.	36,800	879
Kaneka Corp.	19,000	173
Kobe Steel Ltd.	54,400	502
Kuraray Co. Ltd.	15,900	299
Mitsubishi Chemical Holdings Corp.	61,700	675
Mitsubishi Gas Chemical Co., Inc.	7,600	218
Mitsubishi Materials Corp.	12,100	429
Mitsui Chemicals, Inc.	9,000	289
Mitsui Mining & Smelting Co. Ltd.	3,100	180
Nippon Light Metal Holdings Co. Ltd.	36,300	103
Nippon Paper Industries Co. Ltd.	23,518	446
Nippon Steel & Sumitomo Metal Corp.	5,400	138
Nitto Denko Corp.	1,000	89
Oji Holdings Corp.	87,000	578
Shin-Etsu Chemical Co. Ltd.	2,200	223
Showa Denko KK	22,800	970
Sumitomo Chemical Co. Ltd.	136,000	973
Taiheiyo Cement Corp.	3,600	155

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	45

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Teijin Ltd.	9,000	$200
Tokuyama Corp.	5,500	179
Tosoh Corp.	12,500	282
Ube Industries Ltd.	11,500	337

		9,579

REAL ESTATE 0.1%
Daiwa House Industry Co. Ltd.	7,700	295
Nomura Real Estate Holdings, Inc.	11,400	255
Tokyu Fudosan Holdings Corp.	17,900	129

		679

TELECOMMUNICATION SERVICES 0.8%
KDDI Corp.	6,400	159
Nippon Telegraph & Telephone Corp.	48,000	2,257
NTT DOCOMO, Inc.	16,600	392
SoftBank Group Corp.	15,900	1,259

		4,067

UTILITIES 1.1%
Chubu Electric Power Co., Inc.	74,400	923
Chugoku Electric Power Co., Inc.	29,100	313
Electric Power Development Co. Ltd.	12,500	336
Hokuriku Electric Power Co.	50,688	408
Kansai Electric Power Co., Inc.	72,200	883
Kyushu Electric Power Co., Inc.	9,100	95
Osaka Gas Co. Ltd.	5,400	104
Shikoku Electric Power Co., Inc.	7,800	85
Tohoku Electric Power Co., Inc.	38,700	494
Tokyo Electric Power Co. Holdings, Inc. (a)	424,700	1,676
Tokyo Gas Co. Ltd.	10,200	233

		5,550

Total Japan		128,385

LUXEMBOURG 0.2%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	3,893	312

MATERIALS 0.1%
ArcelorMittal	15,644	508

Total Luxembourg		820

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%
Sands China Ltd.	20,000	103
Wynn Macau Ltd.	113,600	359

		462

Total Macau		462

NETHERLANDS 3.4%

CONSUMER STAPLES 0.4%
Heineken Holding NV	4,985	493
Koninklijke Ahold Delhaize NV	69,607	1,530

		2,023

	SHARES	MARKET VALUE (000S)
ENERGY 1.2%
Fugro NV (a)	14,654	$228
Royal Dutch Shell PLC ‘A’	180,124	6,003

		6,231

FINANCIALS 1.0%
ABN AMRO Group NV	14,636	472
Aegon NV	211,215	1,342
ASR Nederland NV	19,588	806
ING Groep NV - Dutch Certificate	107,335	1,970
NN Group NV	12,475	540

		5,130

HEALTH CARE 0.3%
Koninklijke Philips NV	46,383	1,752

INDUSTRIALS 0.2%
Philips Lighting NV	15,602	572
PostNL NV	51,203	250
Randstad Holding NV	1,639	101
Wolters Kluwer NV	3,578	186

		1,109

MATERIALS 0.2%
Akzo Nobel NV	6,024	529
Koninklijke DSM NV	3,834	366

		895

TELECOMMUNICATION SERVICES 0.1%
Koninklijke KPN NV	62,197	217
VEON Ltd. ADR	167,215	642

		859

Total Netherlands		17,999

NEW ZEALAND 0.2%

CONSUMER STAPLES 0.0%
Fonterra Co-operative Group Ltd.	26,900	122

MATERIALS 0.1%
Fletcher Building Ltd.	60,639	326

TELECOMMUNICATION SERVICES 0.1%
Spark New Zealand Ltd.	131,255	338

UTILITIES 0.0%
Contact Energy Ltd.	24,542	97

Total New Zealand		883

NORWAY 0.9%

CONSUMER STAPLES 0.0%
Marine Harvest ASA	8,870	150

ENERGY 0.4%
Statoil ASA	94,049	2,013

FINANCIALS 0.2%
DNB ASA	45,857	849

	SHARES	MARKET VALUE (000S)
MATERIALS 0.2%
Norsk Hydro ASA	44,417	$337
Yara International ASA	12,565	577

		914

TELECOMMUNICATION SERVICES 0.1%
Telenor ASA	28,119	602

Total Norway		4,528

PORTUGAL 0.2%

CONSUMER STAPLES 0.0%
Sonae SGPS S.A.	94,053	127

FINANCIALS 0.0%
Banco Espirito Santo S.A. «	59,573	1

MATERIALS 0.1%
Navigator Co. S.A.	40,819	208

UTILITIES 0.1%
EDP - Energias de Portugal S.A.	203,772	705

Total Portugal		1,041

SINGAPORE 1.1%

CONSUMER DISCRETIONARY 0.0%
Singapore Press Holdings Ltd.	89,600	177

FINANCIALS 0.6%
DBS Group Holdings Ltd.	68,310	1,264
Oversea-Chinese Banking Corp. Ltd.	102,100	943
United Overseas Bank Ltd.	47,300	932

		3,139

INDUSTRIALS 0.3%
ComfortDelGro Corp. Ltd.	67,200	99
Hutchison Port Holdings Trust	220,700	92
Keppel Corp. Ltd.	157,200	860
Singapore Airlines Ltd.	50,067	399

		1,450

INFORMATION TECHNOLOGY 0.1%
Venture Corp. Ltd.	26,400	403

REAL ESTATE 0.1%
CapitaLand Ltd.	73,400	193
City Developments Ltd.	11,200	104
UOL Group Ltd.	20,700	137
Yanlord Land Group Ltd.	60,000	73

		507

TELECOMMUNICATION SERVICES 0.0%
Singapore Telecommunications Ltd.	49,600	132

Total Singapore		5,808

SOUTH AFRICA 0.1%

FINANCIALS 0.1%
Investec PLC	47,027	339

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%
Mondi PLC	8,776	$228

Total South Africa		567

SPAIN 4.0%

CONSUMER STAPLES 0.0%
Distribuidora Internacional de Alimentacion S.A.	24,881	128

ENERGY 0.1%
Repsol S.A.	22,714	401

FINANCIALS 2.3%
Banco Bilbao Vizcaya Argentaria S.A.	135,184	1,149
Banco de Sabadell S.A.	136,598	271
Banco Santander S.A.	1,428,108	9,363
CaixaBank S.A.	158,421	736
Mapfre S.A.	165,486	531

		12,050

INDUSTRIALS 0.5%
Abengoa S.A. ‘B’ (a)	226,011	3
Abertis Infraestructuras S.A.	23,163	515
ACS Actividades de Construccion y Servicios S.A.	33,082	1,292
Ferrovial S.A.	8,848	201
Obrascon Huarte Lain S.A. (a)	104,685	625

		2,636

TELECOMMUNICATION SERVICES 0.5%
Telefonica S.A.	282,929	2,755

UTILITIES 0.6%
Acciona S.A.	3,899	318
Endesa S.A.	57,146	1,222
Gas Natural SDG S.A.	23,525	543
Iberdrola S.A.	124,292	962

		3,045

Total Spain		21,015

SWEDEN 1.8%

CONSUMER DISCRETIONARY 0.1%
Electrolux AB ‘B’	3,746	121
Hennes & Mauritz AB ‘B’	9,738	201

		322

CONSUMER STAPLES 0.1%
Essity AB ‘B’ (a)	6,433	183
Swedish Match AB	3,658	144

		327

FINANCIALS 0.7%
Nordea Bank AB	144,077	1,744
Ratos AB ‘B’	36,740	161
Skandinaviska Enskilda Banken AB ‘A’	55,526	652
Svenska Handelsbanken AB ‘A’	9,516	130
Swedbank AB ‘A’	29,723	717

		3,404

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%
Arjo AB ‘B’ (a)	9,793	$28
Getinge AB ‘B’	9,793	142

		170

INDUSTRIALS 0.4%
Atlas Copco AB ‘A’	9,570	413
S.A.S. AB (a)	61,845	160
Sandvik AB	32,604	571
SKF AB ‘B’	4,457	99
Volvo AB ‘B’	52,443	977

		2,220

INFORMATION TECHNOLOGY 0.2%
Telefonaktiebolaget LM Ericsson ‘B’	180,873	1,193

MATERIALS 0.0%
SSAB AB ‘A’ (a)	21,935	120

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	78,741	968
Telia Co. AB	145,875	650

		1,618

Total Sweden		9,374

SWITZERLAND 5.3%

CONSUMER DISCRETIONARY 0.1%
Cie Financiere Richemont S.A.	1,433	130
Garmin Ltd.	3,929	234

		364

CONSUMER STAPLES 0.7%
Aryzta AG	6,998	277
Nestle S.A.	42,242	3,632

		3,909

ENERGY 0.1%
Transocean Ltd.	46,497	497

FINANCIALS 2.1%
Baloise Holding AG	1,814	282
Credit Suisse Group AG	130,789	2,333
Helvetia Holding AG	260	146
Swiss Life Holding AG	3,806	1,345
Swiss Re AG	24,042	2,248
UBS Group AG	73,043	1,342
Zurich Insurance Group AG	10,320	3,138

		10,834

HEALTH CARE 1.4%
Novartis AG	46,587	3,920
Roche Holding AG	12,674	3,205

		7,125

INDUSTRIALS 0.4%
ABB Ltd.	37,674	1,009
Adecco Group AG	4,782	365

	SHARES	MARKET VALUE (000S)
Ferguson PLC	7,868	$565

		1,939

INFORMATION TECHNOLOGY 0.2%
STMicroelectronics NV	25,323	553
TE Connectivity Ltd.	6,390	607

		1,160

MATERIALS 0.3%
Glencore PLC	283,406	1,483
LafargeHolcim Ltd.	2,255	127

		1,610

TELECOMMUNICATION SERVICES 0.0%
Swisscom AG	407	217

Total Switzerland		27,655

UNITED KINGDOM 15.9%

CONSUMER DISCRETIONARY 1.9%
Barratt Developments PLC	12,094	106
Berkeley Group Holdings PLC	3,520	199
Burberry Group PLC	8,962	216
Compass Group PLC	35,152	758
Fiat Chrysler Automobiles NV	173,807	3,101
GKN PLC	60,462	260
Inchcape PLC	13,153	139
InterContinental Hotels Group PLC	4,107	261
ITV PLC	51,291	115
Kingfisher PLC	198,557	905
Marks & Spencer Group PLC	220,103	934
Next PLC	8,708	531
Pearson PLC	82,604	818
Thomas Cook Group PLC	297,206	493
William Hill PLC	52,001	226
WPP PLC	45,134	815

		9,877

CONSUMER STAPLES 1.7%
British American Tobacco PLC	16,755	1,133
Diageo PLC	12,100	443
Imperial Brands PLC	16,362	698
J Sainsbury PLC	276,767	901
Reckitt Benckiser Group PLC	3,305	308
Tesco PLC	200,912	568
Unilever NV	32,086	1,807
Unilever PLC	35,883	1,990
Wm Morrison Supermarkets PLC	276,674	821

		8,669

ENERGY 1.4%
BP PLC	977,519	6,858
Subsea 7 S.A.	12,649	189

		7,047

FINANCIALS 6.1%
3i Group PLC	12,796	157
Aviva PLC	153,545	1,047
Barclays PLC	1,993,517	5,457
CYBG PLC (a)	73,183	335
Direct Line Insurance Group PLC	138,313	712

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	47

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
HSBC Holdings PLC	1,377,510	$14,227
Intermediate Capital Group PLC	9,973	154
Legal & General Group PLC	72,125	266
Lloyds Banking Group PLC	1,988,210	1,823
Man Group PLC	129,598	361
NEX Group PLC	20,161	165
Old Mutual PLC	619,501	1,938
Provident Financial PLC	8,926	108
Royal Bank of Scotland Group PLC (a)	498,877	1,871
Standard Chartered PLC (a)	261,211	2,743
Standard Life Aberdeen PLC	81,724	481

		31,845

HEALTH CARE 0.7%
AstraZeneca PLC	28,614	1,975
GlaxoSmithKline PLC	106,739	1,890

		3,865

INDUSTRIALS 1.5%
Aggreko PLC	16,953	182
Ashtead Group PLC	3,594	96
BAE Systems PLC	121,983	942
Capita PLC	16,168	87
CNH Industrial NV	32,955	441
easyJet PLC	27,636	546
Firstgroup PLC (a)	178,831	266
G4S PLC	75,545	272
International Consolidated Airlines Group S.A.	59,952	525
National Express Group PLC	34,433	177
RELX NV	16,481	379
RELX PLC	18,844	442
Rolls-Royce Holdings PLC	113,381	1,294
Royal Mail PLC	248,397	1,518
Smiths Group PLC	11,554	232
Stagecoach Group PLC	115,807	258
Travis Perkins PLC	9,666	205
Weir Group PLC	4,685	134

		7,996

MATERIALS 1.5%
Anglo American PLC	47,366	985
Rio Tinto Ltd.	54,437	3,201
Rio Tinto PLC	65,393	3,430

		7,616

TELECOMMUNICATION SERVICES 0.5%
BT Group PLC	53,072	195
Inmarsat PLC	19,232	127

	SHARES	MARKET VALUE (000S)
TalkTalk Telecom Group PLC	54,432	$112
Vodafone Group PLC	705,177	2,229

		2,663

UTILITIES 0.6%
Centrica PLC	532,193	987
Drax Group PLC	64,978	237
National Grid PLC	98,335	1,159
Severn Trent PLC	8,498	248
SSE PLC	27,510	489
United Utilities Group PLC	18,519	207

		3,327

Total United Kingdom		82,905

UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.2%
Adient PLC	1,273	100
Carnival PLC	15,677	1,032

		1,132

Total United States		1,132

Total Common Stocks (Cost $413,586)		520,392

PREFERRED STOCKS 0.6%

GERMANY 0.6%

CONSUMER DISCRETIONARY 0.6%
Volkswagen AG	16,248	3,227

CONSUMER STAPLES 0.0%
Henkel AG & Co. KGaA	1,039	137

Total Preferred Stocks (Cost $2,390)		3,364

REAL ESTATE INVESTMENT TRUSTS 0.5%

AUSTRALIA 0.1%

REAL ESTATE 0.1%
Mirvac Group	83,445	153
Stockland	89,767	313

		466

Total Australia		466

CANADA 0.2%

REAL ESTATE 0.2%
Artis Real Estate Investment Trust	12,044	135
Cominar Real Estate Investment Trust	18,381	211

	SHARES	MARKET VALUE (000S)
Dream Office Real Estate Investment Trust	22,815	$402

		748

Total Canada		748

HONG KONG 0.0%

REAL ESTATE 0.0%
Link REIT	23,500	217

Total Hong Kong		217

UNITED KINGDOM 0.2%

REAL ESTATE 0.2%
British Land Co. PLC	33,235	309
Intu Properties PLC	65,550	223
Land Securities Group PLC	26,610	362

		894

Total United Kingdom		894

Total Real Estate Investment Trusts (Cost $2,173)		2,325

RIGHTS 0.0%

AUSTRALIA 0.0%

INDUSTRIALS 0.0%
Cleanaway Waste Management Ltd. - Exp. 01/19/2018	22,211	3

Total Australia		3

SPAIN 0.0%

ENERGY 0.0%
Repsol S.A. - Exp. 01/10/2018	22,714	10

Total Spain		10

Total Rights (Cost $11)		13

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%
Abengoa S.A. ‘B’ - Exp. 03/31/2025	226,011	3

Total Warrants (Cost $0)		3

Total Investments in Securities (Cost $418,160)		526,097

Total Investments 100.7% (Cost $418,160)		$526,097

Other Assets and Liabilities, net (0.7)%		(3,452)

Net Assets 100.0%		$522,645

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12)	$0	$(12)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$108	$945	$0	$1,053
Consumer Staples	0	4,212	0	4,212
Energy	0	1,399	0	1,399
Financials	0	14,096	0	14,096
Health Care	0	708	0	708
Industrials	0	2,426	0	2,426
Materials	0	12,979	0	12,979
Real Estate	0	177	0	177
Telecommunication Services	0	1,059	0	1,059
Utilities	0	109	0	109
Austria
Energy	1,111	0	0	1,111
Financials	1,229	1,356	0	2,585
Industrials	0	90	0	90
Materials	0	180	0	180
Belgium
Consumer Staples	0	220	0	220
Financials	0	1,773	0	1,773
Industrials	0	210	0	210
Materials	0	129	0	129
Telecommunication Services	383	0	0	383
Canada
Consumer Discretionary	2,244	0	0	2,244
Consumer Staples	581	0	0	581
Energy	3,801	0	0	3,801
Financials	14,544	0	0	14,544
Industrials	3,399	0	0	3,399
Materials	2,475	0	0	2,475
Telecommunication Services	927	0	0	927
Utilities	1,113	0	0	1,113
Denmark
Consumer Staples	0	342	0	342
Financials	0	396	0	396
Health Care	0	267	0	267
Industrials	0	2,058	0	2,058
Telecommunication Services	876	0	0	876
Finland
Consumer Staples	0	164	0	164
Industrials	0	96	0	96
Materials	0	1,398	0	1,398
Utilities	0	437	0	437
France
Consumer Discretionary	260	8,453	0	8,713
Consumer Staples	0	3,266	0	3,266
Energy	62	2,116	0	2,178
Financials	0	16,175	0	16,175
Health Care	0	5,102	0	5,102

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Industrials	$0	$12,150	$0	$12,150
Information Technology	0	725	0	725
Materials	137	412	0	549
Real Estate	0	101	0	101
Telecommunication Services	0	2,028	0	2,028
Utilities	1,875	4,385	0	6,260
Germany
Consumer Discretionary	0	8,299	0	8,299
Consumer Staples	0	945	0	945
Financials	0	10,647	0	10,647
Health Care	0	3,528	0	3,528
Industrials	122	9,570	0	9,692
Information Technology	0	772	0	772
Materials	0	7,704	0	7,704
Telecommunication Services	0	1,201	0	1,201
Utilities	1,251	6,013	0	7,264
Hong Kong
Consumer Discretionary	3	650	0	653
Financials	87	221	0	308
Industrials	0	889	0	889
Information Technology	0	564	0	564
Materials	0	128	0	128
Real Estate	888	4,925	0	5,813
Utilities	368	0	0	368
Ireland
Health Care	1,421	0	0	1,421
Industrials	203	0	0	203
Materials	558	0	0	558
Israel
Financials	0	1,629	0	1,629
Health Care	1,183	0	0	1,183
Materials	0	254	0	254
Telecommunication Services	353	0	0	353
Italy
Consumer Discretionary	126	0	0	126
Energy	0	2,567	0	2,567
Financials	1,457	7,748	0	9,205
Industrials	153	189	0	342
Telecommunication Services	0	465	0	465
Utilities	0	3,473	0	3,473
Japan
Consumer Discretionary	0	27,165	0	27,165
Consumer Staples	281	5,750	0	6,031
Energy	0	2,348	0	2,348
Financials	0	26,404	0	26,404
Health Care	0	3,839	0	3,839
Industrials	1,190	22,972	0	24,162
Information Technology	0	18,561	0	18,561
Materials	0	9,579	0	9,579
Real Estate	0	679	0	679

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	49

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

December 31, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Telecommunication Services	$0	$4,067	$0	$4,067
Utilities	0	5,550	0	5,550
Luxembourg
Consumer Discretionary	0	312	0	312
Materials	0	508	0	508
Macau
Consumer Discretionary	0	462	0	462
Netherlands
Consumer Staples	0	2,023	0	2,023
Energy	0	6,231	0	6,231
Financials	0	5,130	0	5,130
Health Care	0	1,752	0	1,752
Industrials	0	1,109	0	1,109
Materials	0	895	0	895
Telecommunication Services	642	217	0	859
New Zealand
Consumer Staples	122	0	0	122
Materials	0	326	0	326
Telecommunication Services	338	0	0	338
Utilities	0	97	0	97
Norway
Consumer Staples	0	150	0	150
Energy	0	2,013	0	2,013
Financials	0	849	0	849
Materials	0	914	0	914
Telecommunication Services	0	602	0	602
Portugal
Consumer Staples	127	0	0	127
Financials	0	0	1	1
Materials	0	208	0	208
Utilities	705	0	0	705
Singapore
Consumer Discretionary	0	177	0	177
Financials	0	3,139	0	3,139
Industrials	0	1,450	0	1,450
Information Technology	0	403	0	403
Real Estate	0	507	0	507
Telecommunication Services	0	132	0	132
South Africa
Financials	0	339	0	339
Materials	0	228	0	228
Spain
Consumer Staples	0	128	0	128
Energy	0	401	0	401
Financials	0	12,050	0	12,050
Industrials	3	2,633	0	2,636
Telecommunication Services	0	2,755	0	2,755
Utilities	0	3,045	0	3,045
Sweden
Consumer Discretionary	0	322	0	322
Consumer Staples	0	327	0	327
Financials	161	3,243	0	3,404

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Health Care	$28	$142	$0	$170
Industrials	0	2,220	0	2,220
Information Technology	0	1,193	0	1,193
Materials	0	120	0	120
Telecommunication Services	0	1,618	0	1,618
Switzerland
Consumer Discretionary	234	130	0	364
Consumer Staples	277	3,632	0	3,909
Energy	497	0	0	497
Financials	0	10,834	0	10,834
Health Care	0	7,125	0	7,125
Industrials	0	1,939	0	1,939
Information Technology	607	553	0	1,160
Materials	0	1,610	0	1,610
Telecommunication Services	0	217	0	217
United Kingdom
Consumer Discretionary	5,039	4,838	0	9,877
Consumer Staples	1,389	7,280	0	8,669
Energy	0	7,047	0	7,047
Financials	2,211	29,634	0	31,845
Health Care	0	3,865	0	3,865
Industrials	1,320	6,676	0	7,996
Materials	0	7,616	0	7,616
Telecommunication Services	307	2,356	0	2,663
Utilities	1,194	2,133	0	3,327
United States
Consumer Discretionary	100	1,032	0	1,132
Preferred Stocks
Germany
Consumer Discretionary	0	3,227	0	3,227
Consumer Staples	0	137	0	137
Real Estate Investment Trusts
Australia
Real Estate	0	466	0	466
Canada
Real Estate	748	0	0	748
Hong Kong
Real Estate	0	217	0	217
United Kingdom
Real Estate	0	894	0	894
Rights
Australia
Industrials	0	3	0	3
Spain
Energy	10	0	0	10
Warrants
Spain
Industrials	3	0	0	3

Total Investments	$60,831	$465,265	$1	$526,097

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental US Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 99.0%

BERMUDA 0.1%

FINANCIALS 0.1%
XL Group Ltd.	22,160	$779

Total Bermuda		779

CANADA 0.0%

FINANCIALS 0.0%
Thomson Reuters Corp.	2,611	114

Total Canada		114

IRELAND 0.2%

INFORMATION TECHNOLOGY 0.2%
Accenture PLC ‘A’	9,243	1,415

Total Ireland		1,415

UNITED KINGDOM 0.1%

CONSUMER STAPLES 0.1%
Avon Products, Inc. (a)	97,950	211

Total United Kingdom		211

UNITED STATES 98.6%

CONSUMER DISCRETIONARY 11.4%
Abercrombie & Fitch Co. ‘A’	87,636	1,527
Adient PLC	1,545	122
American Eagle Outfitters, Inc.	21,108	397
Ascena Retail Group, Inc. (a)	72,887	171
Bed Bath & Beyond, Inc.	83,012	1,825
Best Buy Co., Inc.	33,504	2,294
Big Lots, Inc.	14,145	794
Brinker International, Inc.	13,528	525
Caesars Entertainment Corp. (a)	48,872	618
Carnival Corp.	20,146	1,337
CBS Corp. NVDR ‘B’	26,727	1,577
Chico’s FAS, Inc.	57,321	506
Comcast Corp. ‘A’	119,666	4,793
Dick’s Sporting Goods, Inc.	9,603	276
Dillard’s, Inc. ‘A’	16,500	991
Discovery Communications, Inc. ‘A’ (a)	18,069	404
Dollar General Corp.	2,941	273
Foot Locker, Inc.	8,561	401
Ford Motor Co.	86,045	1,075
Fossil Group, Inc. (a)	55,473	431
GameStop Corp. ‘A’	62,744	1,126
Gap, Inc.	66,652	2,270
General Motors Co.	68,686	2,815
Genuine Parts Co.	2,715	258
GNC Holdings, Inc. ‘A’	95,078	351
Goodyear Tire & Rubber Co.	17,348	560
Graham Holdings Co. ‘B’	216	121
H&R Block, Inc.	12,747	334
Harley-Davidson, Inc.	9,605	489
Home Depot, Inc.	25,889	4,907
HSN, Inc.	9,674	390
International Game Technology PLC	6,550	174
Interpublic Group of Cos., Inc.	20,788	419
JC Penney Co., Inc. (a)	108,144	342
Kohl’s Corp.	70,331	3,814

	SHARES	MARKET VALUE (000S)
L Brands, Inc.	7,881	$475
Las Vegas Sands Corp.	3,580	249
Liberty Interactive Corp. QVC Group ‘A’ (a)	26,416	645
Lowe’s Cos., Inc.	39,906	3,709
Macy’s, Inc.	74,340	1,873
Mattel, Inc.	18,074	278
McDonald’s Corp.	21,226	3,653
MGM Resorts International	4,815	161
NIKE, Inc. ‘B’	7,029	440
Nordstrom, Inc.	26,987	1,279
NVR, Inc. (a)	35	123
O’Reilly Automotive, Inc. (a)	554	133
Office Depot, Inc.	129,894	460
Omnicom Group, Inc.	7,884	574
PulteGroup, Inc.	3,589	119
Ralph Lauren Corp.	6,034	626
Regal Entertainment Group ‘A’	16,476	379
Royal Caribbean Cruises Ltd.	1,952	233
Sally Beauty Holdings, Inc. (a)	12,939	243
Scripps Networks Interactive, Inc. ‘A’	2,265	193
Sears Holdings Corp. (a)	45,969	165
Six Flags Entertainment Corp.	1,863	124
Tapestry, Inc.	9,037	400
Target Corp.	54,801	3,576
TEGNA, Inc.	9,478	133
Tiffany & Co.	1,284	133
Time Warner, Inc.	35,234	3,223
TJX Cos., Inc.	5,454	417
Tribune Media Co. ‘A’	15,873	674
Tupperware Brands Corp.	8,217	515
Twenty-First Century Fox, Inc. ‘A’	73,503	2,538
Urban Outfitters, Inc. (a)	11,378	399
Viacom, Inc. ‘B’	115,909	3,571
Visteon Corp. (a)	4,347	544
Walt Disney Co.	25,589	2,751
Weight Watchers International, Inc. (a)	22,334	989
Wendy’s Co.	34,420	565
Whirlpool Corp.	729	123
Wyndham Worldwide Corp.	14,333	1,661
Wynn Resorts Ltd.	1,496	252
Yum! Brands, Inc.	2,962	242

		77,547

CONSUMER STAPLES 7.3%
Altria Group, Inc.	23,085	1,648
Archer-Daniels-Midland Co.	27,827	1,115
Bunge Ltd.	8,171	548
Clorox Co.	813	121
Coca-Cola Co.	80,614	3,699
Colgate-Palmolive Co.	11,742	886
Costco Wholesale Corp.	4,187	779
CVS Health Corp.	23,268	1,687
Dr Pepper Snapple Group, Inc.	6,359	617
Estee Lauder Cos., Inc. ‘A’	956	122
General Mills, Inc.	14,879	882
Herbalife Ltd. (a)	14,994	1,015
HRG Group, Inc. (a)	28,093	476
JM Smucker Co.	3,742	465
Kroger Co.	131,900	3,621
Mondelez International, Inc. ‘A’	43,737	1,872
Nu Skin Enterprises, Inc. ‘A’	7,559	516
PepsiCo, Inc.	41,212	4,942

	SHARES	MARKET VALUE (000S)
Philip Morris International, Inc.	46,386	$4,901
Procter & Gamble Co.	85,320	7,839
Rite Aid Corp. (a)	257,256	507
Safeway Casa Ley CVR «	38,866	5
Safeway PDC LLC CVR «	38,866	1
SUPERVALU, Inc. (a)	12,307	266
Sysco Corp.	3,245	197
U.S. Foods Holding Corp. (a)	5,752	184
Wal-Mart Stores, Inc.	107,266	10,592

		49,503

ENERGY 6.2%
Andeavor	7,926	906
Apache Corp.	1,553	66
Baker Hughes a GE Co.	5,240	166
Chesapeake Energy Corp. (a)	85,258	338
Chevron Corp.	63,064	7,895
CNX Resources Corp. (a)	8,259	121
ConocoPhillips	64,096	3,518
CONSOL Energy, Inc. (a)	2,620	103
CVR Energy, Inc.	15,246	568
Devon Energy Corp.	4,264	177
Diamond Offshore Drilling, Inc. (a)	26,674	496
Exxon Mobil Corp.	133,853	11,195
Halliburton Co.	6,181	302
Hess Corp.	17,745	842
HollyFrontier Corp.	41,884	2,145
Kinder Morgan, Inc.	39,015	705
Marathon Oil Corp.	36,772	623
Marathon Petroleum Corp.	43,809	2,890
Murphy Oil Corp.	14,469	449
Nabors Industries Ltd.	69,576	475
National Oilwell Varco, Inc.	27,037	974
Occidental Petroleum Corp.	18,188	1,340
Oceaneering International, Inc.	6,181	131
ONEOK, Inc.	2,488	133
Phillips 66	12,074	1,221
Rowan Cos. PLC ‘A’ (a)	5,122	80
Valero Energy Corp.	38,879	3,573
Whiting Petroleum Corp. (a)	3,874	103
Williams Cos., Inc.	24,813	757

		42,292

FINANCIALS 22.7%
Aflac, Inc.	17,003	1,493
Allstate Corp.	28,870	3,023
Ally Financial, Inc.	148,621	4,334
American Express Co.	56,824	5,643
American Financial Group, Inc.	4,101	445
American International Group, Inc.	153,902	9,169
Ameriprise Financial, Inc.	11,249	1,906
Assurant, Inc.	7,647	771
Bank of America Corp.	529,213	15,622
Bank of New York Mellon Corp.	46,439	2,501
BB&T Corp.	21,970	1,092
Berkshire Hathaway, Inc. ‘B’ (a)	21,468	4,255
BlackRock, Inc.	1,768	908
Capital One Financial Corp.	45,517	4,533
CIT Group, Inc.	16,837	829
Citigroup, Inc.	200,926	14,951
Citizens Financial Group, Inc.	44,199	1,855
CME Group, Inc.	952	139
CNO Financial Group, Inc.	20,539	507
Comerica, Inc.	6,248	542

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	51

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Discover Financial Services	35,882	$2,760
Fifth Third Bancorp	53,366	1,619
Franklin Resources, Inc.	23,740	1,029
Genworth Financial, Inc. ‘A’ (a)	241,587	751
Goldman Sachs Group, Inc.	15,134	3,856
Hartford Financial Services Group, Inc.	31,798	1,790
Invesco Ltd.	17,711	647
JPMorgan Chase & Co.	183,523	19,626
KeyCorp	14,904	301
Legg Mason, Inc.	22,025	925
Leucadia National Corp.	16,780	444
Lincoln National Corp.	14,736	1,133
Loews Corp.	22,145	1,108
LPL Financial Holdings, Inc.	11,789	674
M&T Bank Corp.	703	120
MetLife, Inc.	43,387	2,194
Morgan Stanley	19,348	1,015
Navient Corp.	120,042	1,599
New York Community Bancorp, Inc.	15,523	202
Northern Trust Corp.	1,226	122
People’s United Financial, Inc.	17,842	334
PHH Corp. (a)	15,770	162
PNC Financial Services Group, Inc.	21,942	3,166
Principal Financial Group, Inc.	3,888	274
Progressive Corp.	6,330	357
Prudential Financial, Inc.	14,809	1,703
Raymond James Financial, Inc.	1,533	137
Regions Financial Corp.	62,544	1,081
Reinsurance Group of America, Inc.	4,165	649
Santander Consumer USA Holdings, Inc.	53,518	997
SLM Corp. (a)	56,791	642
State Street Corp.	21,360	2,085
SunTrust Banks, Inc.	26,621	1,719
Synchrony Financial	67,954	2,624
T Rowe Price Group, Inc.	6,059	636
Torchmark Corp.	1,338	121
Travelers Cos., Inc.	36,623	4,968
U.S. Bancorp	54,370	2,913
Unum Group	5,420	298
Voya Financial, Inc.	61,357	3,035
Wells Fargo & Co.	164,164	9,960
White Mountains Insurance Group Ltd.	316	269

		154,563

HEALTH CARE 11.8%
Abbott Laboratories	21,083	1,203
AbbVie, Inc.	16,617	1,607
Aetna, Inc.	18,179	3,279
Allergan PLC	2,802	458
Amgen, Inc.	21,705	3,775
Anthem, Inc.	32,191	7,243
Becton Dickinson and Co.	243	52
Bio-Rad Laboratories, Inc. ‘A’ (a)	539	129
Bristol-Myers Squibb Co.	8,382	514
Brookdale Senior Living, Inc. (a)	49,243	478
Cardinal Health, Inc.	8,221	504
Cigna Corp.	3,120	634
Community Health Systems, Inc. (a)	137,800	587
Eli Lilly & Co.	19,205	1,622

	SHARES	MARKET VALUE (000S)
Express Scripts Holding Co. (a)	49,976	$3,730
Gilead Sciences, Inc.	38,599	2,765
HCA Healthcare, Inc. (a)	44,871	3,941
Humana, Inc.	5,516	1,368
Johnson & Johnson	57,693	8,061
Kindred Healthcare, Inc.	44,964	436
LifePoint Health, Inc. (a)	16,559	825
Mallinckrodt PLC (a)	6,832	154
McKesson Corp.	2,483	387
MEDNAX, Inc. (a)	2,348	125
Merck & Co., Inc.	132,636	7,463
Mylan NV (a)	1,858	79
Patterson Cos., Inc.	5,384	195
Pfizer, Inc.	472,156	17,101
Quest Diagnostics, Inc.	11,793	1,162
Stryker Corp.	777	120
Tenet Healthcare Corp. (a)	97,425	1,477
UnitedHealth Group, Inc.	23,020	5,075
Universal Health Services, Inc. ‘B’	4,074	462
Valeant Pharmaceuticals International, Inc. (a)	152,830	3,176
Varian Medical Systems, Inc. (a)	824	92

		80,279

INDUSTRIALS 9.6%
3M Co.	7,634	1,797
AGCO Corp.	8,908	636
American Airlines Group, Inc.	47,919	2,493
Avis Budget Group, Inc. (a)	44,858	1,968
Boeing Co.	14,151	4,173
Caterpillar, Inc.	34,382	5,418
Cintas Corp.	851	133
CSX Corp.	48,367	2,661
Cummins, Inc.	6,001	1,060
Deere & Co.	35,086	5,491
Delta Air Lines, Inc.	6,218	348
Dover Corp.	6,421	649
Dun & Bradstreet Corp.	2,683	318
Emerson Electric Co.	43,697	3,045
FedEx Corp.	4,882	1,218
Flowserve Corp.	7,196	303
Fluor Corp.	21,140	1,092
Fortive Corp.	1,717	124
General Dynamics Corp.	6,264	1,274
General Electric Co.	261,772	4,568
Hertz Global Holdings, Inc. (a)	91,712	2,027
Honeywell International, Inc.	2,818	432
Illinois Tool Works, Inc.	9,828	1,640
Ingersoll-Rand PLC	764	68
Jacobs Engineering Group, Inc.	1,812	120
Lincoln Electric Holdings, Inc.	744	68
Lockheed Martin Corp.	202	65
ManpowerGroup, Inc.	5,779	729
Norfolk Southern Corp.	12,242	1,774
Northrop Grumman Corp.	9,255	2,841
Oshkosh Corp.	2,598	236
Owens Corning	1,027	94
Parker-Hannifin Corp.	2,737	546
Pitney Bowes, Inc.	61,635	689
Quanta Services, Inc. (a)	16,875	660
Raytheon Co.	5,132	964
Republic Services, Inc.	3,375	228
Robert Half International, Inc.	4,645	258
RR Donnelley & Sons Co.	19,042	177

	SHARES	MARKET VALUE (000S)
Ryder System, Inc.	6,821	$574
Southwest Airlines Co.	1,820	119
Stanley Black & Decker, Inc.	2,173	369
Timken Co.	4,699	231
Trinity Industries, Inc.	24,707	926
Union Pacific Corp.	30,850	4,137
United Continental Holdings, Inc. (a)	11,346	765
United Rentals, Inc. (a)	4,043	695
United Technologies Corp.	30,966	3,950
Univar, Inc. (a)	3,771	117
Waste Management, Inc.	5,949	513
WW Grainger, Inc.	3,245	767

		65,548

INFORMATION TECHNOLOGY 17.9%
Activision Blizzard, Inc.	18,240	1,155
Alphabet, Inc. ‘C’ (a)	2,118	2,216
Amdocs Ltd.	6,739	441
Apple, Inc.	153,909	26,046
Applied Materials, Inc.	16,491	843
Arrow Electronics, Inc. (a)	8,987	723
Avnet, Inc.	19,418	769
Booz Allen Hamilton Holding Corp.	23,361	891
CA, Inc.	33,827	1,126
Cisco Systems, Inc.	140,649	5,387
Corning, Inc.	110,000	3,519
DXC Technology Co.	7,263	689
eBay, Inc. (a)	11,459	432
EchoStar Corp. ‘A’ (a)	2,203	132
F5 Networks, Inc. (a)	944	124
First Solar, Inc. (a)	1,947	131
Fiserv, Inc. (a)	910	119
Flex Ltd. (a)	12,803	230
Hewlett Packard Enterprise Co.	182,808	2,625
HP, Inc.	159,609	3,353
Intel Corp.	257,003	11,863
InterActiveCorp (a)	7,492	916
International Business Machines Corp.	87,444	13,416
Intuit, Inc.	1,609	254
Jabil, Inc.	19,648	516
Juniper Networks, Inc.	30,771	877
Keysight Technologies, Inc. (a)	2,562	107
KLA-Tencor Corp.	8,993	945
Lam Research Corp.	644	119
Leidos Holdings, Inc.	1,725	111
Maxim Integrated Products, Inc.	2,287	120
Micron Technology, Inc. (a)	30,702	1,262
Microsoft Corp.	140,860	12,049
Motorola Solutions, Inc.	18,885	1,706
NetApp, Inc.	40,524	2,242
Oracle Corp.	141,722	6,701
Qorvo, Inc. (a)	10,466	697
QUALCOMM, Inc.	60,730	3,888
Seagate Technology PLC	94,555	3,956
Symantec Corp.	88,224	2,476
Tech Data Corp. (a)	4,019	394
Teradata Corp. (a)	21,458	825
Texas Instruments, Inc.	19,137	1,999
Visa, Inc. ‘A’	1,054	120
Western Digital Corp.	18,216	1,449
Western Union Co.	54,580	1,038
Xerox Corp.	41,416	1,207

		122,204

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 3.6%
Alcoa Corp. (a)	50,962	$2,745
Ashland Global Holdings, Inc.	6,754	481
Avery Dennison Corp.	2,019	232
Bemis Co., Inc.	1,886	90
CF Industries Holdings, Inc.	17,776	756
Chemours Co.	6,484	325
Cleveland-Cliffs, Inc. (a)	66,741	481
Domtar Corp.	23,437	1,161
DowDuPont, Inc.	70,744	5,038
Eastman Chemical Co.	2,695	250
Freeport-McMoRan, Inc. (a)	28,673	544
Huntsman Corp.	13,611	453
International Paper Co.	17,518	1,015
LyondellBasell Industries NV ‘A’	40,532	4,472
Monsanto Co.	17,714	2,069
Mosaic Co.	78,236	2,008
Newmont Mining Corp.	9,813	368
Nucor Corp.	1,465	93
Owens-Illinois, Inc. (a)	3,658	81
Packaging Corp. of America	666	80
PPG Industries, Inc.	6,106	713
Praxair, Inc.	4,372	676
Reliance Steel & Aluminum Co.	5,609	481
WestRock Co.	2,327	147

		24,759

REAL ESTATE 0.0%
Jones Lang LaSalle, Inc.	804	120

TELECOMMUNICATION SERVICES 3.0%
AT&T, Inc.	183,949	7,152
CenturyLink, Inc.	184,244	3,073
Frontier Communications Corp.	63,736	431
Sprint Corp. (a)	14,475	85
T-Mobile US, Inc. (a)	4,636	294

	SHARES	MARKET VALUE (000S)
Telephone & Data Systems, Inc.	19,917	$554
Verizon Communications, Inc.	157,321	8,327
Windstream Holdings, Inc.	108,220	200

		20,116

UTILITIES 5.1%
AES Corp.	178,545	1,934
Ameren Corp.	19,444	1,147
American Electric Power Co., Inc.	27,555	2,027
Calpine Corp. (a)	108,415	1,640
CenterPoint Energy, Inc.	38,395	1,089
CMS Energy Corp.	5,391	255
Consolidated Edison, Inc.	23,317	1,981
DTE Energy Co.	4,882	534
Duke Energy Corp.	38,909	3,273
Edison International	15,068	953
Entergy Corp.	35,810	2,915
Eversource Energy	5,881	371
Exelon Corp.	86,871	3,424
FirstEnergy Corp.	94,619	2,897
Great Plains Energy, Inc.	7,589	245
Hawaiian Electric Industries, Inc.	3,702	134
MDU Resources Group, Inc.	26,590	715
NextEra Energy, Inc.	1,703	266
NRG Energy, Inc.	50,062	1,426
OGE Energy Corp.	3,537	116
PG&E Corp.	20,487	918
Pinnacle West Capital Corp.	7,297	621
Portland General Electric Co.	4,576	209
PPL Corp.	22,833	707
Public Service Enterprise Group, Inc.	34,493	1,776
SCANA Corp.	10,936	435
Sempra Energy	2,865	306
Southern Co.	26,578	1,278
Vectren Corp.	1,764	115

	SHARES	MARKET VALUE (000S)
Xcel Energy, Inc.	15,944	$767

		34,474

Total United States		671,405

Total Common Stocks (Cost $495,383)		673,924

REAL ESTATE INVESTMENT TRUSTS 0.5%

UNITED STATES 0.5%

FINANCIALS 0.2%
AGNC Investment Corp.	30,331	612
Annaly Capital Management, Inc.	86,188	1,025
Two Harbors Investment Corp.	15,075	245

		1,882

REAL ESTATE 0.3%
CoreCivic, Inc.	16,939	381
HCP, Inc.	4,491	117
Hospitality Properties Trust	5,320	159
Iron Mountain, Inc.	11,312	427
Macerich Co.	1,832	120
Quality Care Properties, Inc. (a)	32,272	446
Senior Housing Properties Trust	11,493	220
VEREIT, Inc.	15,170	118

		1,988

Total Real Estate Investment Trusts (Cost $3,660)		3,870

Total Investments in Securities (Cost $499,043)		677,794

Total Investments 99.5% (Cost $499,043)		$677,794

Other Assets and Liabilities, net 0.5%		3,128

Net Assets 100.0%		$680,922

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Common Stocks
Bermuda
Financials	$779	$0	$0	$779
Canada
Financials	114	0	0	114
Ireland
Information Technology	1,415	0	0	1,415
United Kingdom
Consumer Staples	211	0	0	211
United States
Consumer Discretionary	77,547	0	0	77,547
Consumer Staples	49,497	0	6	49,503
Energy	42,292	0	0	42,292

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financials	$154,563	$0	$0	$154,563
Health Care	80,279	0	0	80,279
Industrials	65,548	0	0	65,548
Information Technology	122,204	0	0	122,204
Materials	24,759	0	0	24,759
Real Estate	120	0	0	120
Telecommunication Services	20,116	0	0	20,116
Utilities	34,474	0	0	34,474
Real Estate Investment Trusts
United States
Financials	1,882	0	0	1,882
Real Estate	1,988	0	0	1,988

Total Investments	$677,788	$0	$6	$677,794

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	53

Schedule of Investments PIMCO RAE Fundamental US Small Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

COMMON STOCKS 88.3%

UNITED KINGDOM 0.2%

FINANCIALS 0.2%
Janus Henderson Group PLC	5,521	$211

Total United Kingdom		211

UNITED STATES 88.1%

CONSUMER DISCRETIONARY 19.9%
Aaron’s, Inc.	13,622	543
Acushnet Holdings Corp.	2,140	45
Adtalem Global Education, Inc.	12,020	505
AMC Entertainment Holdings, Inc. ‘A’	2,988	45
AMC Networks, Inc. ‘A’ (a)	440	24
America’s Car-Mart, Inc. (a)	1,703	76
American Axle & Manufacturing Holdings, Inc. (a)	7,063	120
American Outdoor Brands Corp. (a)	5,230	67
American Public Education, Inc. (a)	2,846	71
Asbury Automotive Group, Inc. (a)	3,990	255
Ascent Capital Group, Inc. ‘A’ (a)	3,447	40
Barnes & Noble Education, Inc. (a)	9,204	76
Barnes & Noble, Inc.	20,486	137
Bassett Furniture Industries, Inc.	352	13
Beazer Homes USA, Inc. (a)	2,520	48
Big 5 Sporting Goods Corp.	6,351	48
Biglari Holdings, Inc. (a)	120	50
BJ’s Restaurants, Inc.	1,737	63
Bloomin’ Brands, Inc.	9,313	199
Bojangles’, Inc. (a)	1,569	19
Boyd Gaming Corp.	10,512	368
Bridgepoint Education, Inc. (a)	5,608	47
Buckle, Inc.	10,686	254
Buffalo Wild Wings, Inc. (a)	491	77
Caleres, Inc.	6,630	222
Callaway Golf Co.	4,407	61
Capella Education Co.	1,948	151
Career Education Corp. (a)	15,829	191
Carrols Restaurant Group, Inc. (a)	6,271	76
Cato Corp. ‘A’	7,173	114
Century Communities, Inc. (a)	2,206	69
Cheesecake Factory, Inc.	3,765	181
Children’s Place, Inc.	1,445	210
Choice Hotels International, Inc.	1,652	128
Churchill Downs, Inc.	367	85
Citi Trends, Inc.	1,504	40
Conn’s, Inc. (a)	4,916	175
Container Store Group, Inc. (a)	5,355	25
Cooper Tire & Rubber Co.	6,128	217
Cooper-Standard Holding, Inc. (a)	2,259	277
Core-Mark Holding Co., Inc.	2,428	77
Cracker Barrel Old Country Store, Inc.	242	38
Crocs, Inc. (a)	14,490	183
Dana, Inc.	14,699	471
Dave & Buster’s Entertainment, Inc. (a)	2,580	142
Deckers Outdoor Corp. (a)	3,301	265
Denny’s Corp. (a)	3,503	46
DineEquity, Inc.	2,849	145
Dorman Products, Inc. (a)	1,263	77
Drive Shack, Inc.	14,940	83
DSW Inc. ‘A’	10,699	229
Eldorado Resorts, Inc. (a)	6,226	206

	SHARES	MARKET VALUE (000S)
Ethan Allen Interiors, Inc.	2,564	$73
Express, Inc. (a)	30,130	306
Extended Stay America, Inc.	3,610	69
Fiesta Restaurant Group, Inc. (a)	1,787	34
Finish Line, Inc. ‘A’	15,624	227
Five Below, Inc. (a)	1,040	69
Francesca’s Holdings Corp. (a)	4,555	33
Fred’s, Inc. ‘A’	14,435	58
FTD Cos., Inc. (a)	5,489	39
G-III Apparel Group Ltd. (a)	4,730	174
Gannett Co., Inc.	35,329	409
Genesco, Inc. (a)	10,154	330
Gentherm, Inc. (a)	283	9
GoPro, Inc. ‘A’ (a)	6,320	48
Grand Canyon Education, Inc. (a)	1,395	125
Gray Television, Inc. (a)	3,967	66
Group 1 Automotive, Inc.	2,997	213
Groupon, Inc. (a)	55,824	285
Guess?, Inc.	25,077	423
Hamilton Beach Brands Holding Co.	1,552	40
Haverty Furniture Cos., Inc.	3,320	75
Helen of Troy Ltd. (a)	1,777	171
Hibbett Sports, Inc. (a)	6,992	143
Hilton Grand Vacations, Inc. (a)	3,314	139
Hooker Furniture Corp.	665	28
Houghton Mifflin Harcourt Co. (a)	9,534	89
Hovnanian Enterprises, Inc. ‘A’ (a)	5,883	20
Iconix Brand Group, Inc. (a)	28,502	37
ILG, Inc.	3,416	97
International Speedway Corp. ‘A’	2,594	103
iRobot Corp. (a)	1,563	120
Jack in the Box, Inc.	2,175	213
John Wiley & Sons, Inc. ‘A’	4,847	319
K12, Inc. (a)	5,119	81
KB Home	5,707	182
Kirkland’s, Inc. (a)	3,928	47
La Quinta Holdings, Inc. (a)	8,695	161
La-Z-Boy, Inc.	4,270	133
Lands’ End, Inc. (a)	6,371	125
Laureate Education, Inc. ‘A’ (a)	5,273	72
LCI Industries	1,054	137
Libbey, Inc.	6,723	51
Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	7,564	71
Lithia Motors, Inc. ‘A’	964	109
Lumber Liquidators Holdings, Inc. (a)	4,062	128
M/I Homes, Inc. (a)	3,877	133
Marcus Corp.	1,776	49
Marriott Vacations Worldwide Corp.	2,118	286
MDC Holdings, Inc.	2,518	80
MDC Partners, Inc. ‘A’ (a)	8,296	81
Media General, Inc. CVR «	2,855	6
Meredith Corp.	3,957	261
Meritage Homes Corp. (a)	2,498	128
Modine Manufacturing Co. (a)	2,717	55
Monro, Inc.	1,057	60
Movado Group, Inc.	2,568	83
MSG Networks, Inc. ‘A’ (a)	2,301	47
Murphy USA, Inc. (a)	3,046	245
National CineMedia, Inc.	15,747	108
New York Times Co. ‘A’	9,757	181
Nexstar Media Group, Inc. ‘A’	1,250	98
Nutrisystem, Inc.	1,818	96
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,221	118

	SHARES	MARKET VALUE (000S)
Overstock.com, Inc. (a)	1,435	$92
Oxford Industries, Inc.	1,173	88
Papa John’s International, Inc.	769	43
Party City Holdco, Inc. (a)	3,663	51
Penn National Gaming, Inc. (a)	13,130	411
Perry Ellis International, Inc. (a)	3,276	82
PetMed Express, Inc.	1,594	73
Pier 1 Imports, Inc.	67,040	278
Pinnacle Entertainment, Inc. (a)	20,329	665
Red Robin Gourmet Burgers, Inc. (a)	1,502	85
Red Rock Resorts, Inc. ‘A’	3,515	119
Regis Corp. (a)	9,870	152
Rent-A-Center, Inc.	39,138	434
RH (a)	3,001	259
Ruth’s Hospitality Group, Inc.	1,555	34
Scholastic Corp.	4,280	172
Scientific Games Corp. ‘A’ (a)	3,684	189
SeaWorld Entertainment, Inc.	20,449	277
Shoe Carnival, Inc.	2,274	61
Shutterfly, Inc. (a)	2,594	129
Sinclair Broadcast Group, Inc. ‘A’	2,962	112
Sleep Number Corp. (a)	5,086	191
Sonic Automotive, Inc. ‘A’	9,784	181
Sonic Corp.	3,253	89
Sotheby’s (a)	5,933	306
Sportsman’s Warehouse Holdings, Inc. (a)	5,134	34
Standard Motor Products, Inc.	1,518	68
Stein Mart, Inc.	8,668	10
Steven Madden Ltd. (a)	2,748	128
Strayer Education, Inc.	2,401	215
Sturm Ruger & Co., Inc.	1,474	82
Superior Industries International, Inc.	2,224	33
Syneos Health, Inc. (a)	1,429	62
Tailored Brands, Inc.	7,676	168
Taylor Morrison Home Corp. ‘A’ (a)	4,642	114
Tempur Sealy International, Inc. (a)	1,805	113
Tenneco, Inc.	2,263	132
Texas Roadhouse, Inc.	1,774	93
Time, Inc.	33,476	618
TopBuild Corp. (a)	2,254	171
Tower International, Inc.	2,079	64
TravelCenters of America LLC (a)	9,552	39
TRI Pointe Group, Inc. (a)	7,854	141
tronc, Inc. (a)	7,196	127
Tuesday Morning Corp. (a)	6,030	17
Universal Electronics, Inc. (a)	621	29
Vera Bradley, Inc. (a)	3,167	39
Vista Outdoor, Inc. (a)	4,367	64
Vitamin Shoppe, Inc. (a)	8,044	35
VOXX International Corp. (a)	2,357	13
William Lyon Homes ‘A’ (a)	2,781	81
Wolverine World Wide, Inc.	5,562	177
ZAGG, Inc. (a)	1,857	34
Zumiez, Inc. (a)	4,790	100

		22,944

CONSUMER STAPLES 3.6%
Andersons, Inc.	1,996	62
B&G Foods, Inc.	2,246	79
Bob Evans Farms, Inc.	4,531	357
Boston Beer Co., Inc. ‘A’ (a)	270	52
Cal-Maine Foods, Inc. (a)	1,530	68
Central Garden & Pet Co. ‘A’ (a)	4,987	188

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Coca-Cola Bottling Co. Consolidated	314	$68
Darling Ingredients, Inc. (a)	13,515	245
Dean Foods Co.	18,387	212
Energizer Holdings, Inc.	3,049	146
Fresh Del Monte Produce, Inc.	3,436	164
Hain Celestial Group, Inc. (a)	800	34
Ingles Markets, Inc. ‘A’	3,152	109
Inter Parfums, Inc.	1,744	76
J&J Snack Foods Corp.	476	72
Medifast, Inc.	1,298	91
Performance Food Group Co. (a)	8,007	265
PriceSmart, Inc.	972	84
Revlon, Inc. ‘A’ (a)	849	18
Sanderson Farms, Inc.	1,313	182
Seneca Foods Corp. ‘A’ (a)	589	18
Smart & Final Stores, Inc. (a)	6,991	60
Snyder’s-Lance, Inc.	1,530	77
SpartanNash Co.	5,225	139
Sprouts Farmers Market, Inc. (a)	8,242	201
SUPERVALU, Inc. (a)	12,623	273
United Natural Foods, Inc. (a)	5,622	277
Universal Corp.	3,693	194
USANA Health Sciences, Inc. (a)	1,077	80
Vector Group Ltd.	7,303	163
Village Super Market, Inc. ‘A’	646	15
WD-40 Co.	658	78
Weis Markets, Inc.	1,655	68

		4,215

ENERGY 3.5%
Archrock, Inc.	5,608	59
Basic Energy Services, Inc. (a)	2,270	53
Bill Barrett Corp. (a)	17,257	89
Bristow Group, Inc.	12,352	166
California Resources Corp. (a)	13,027	253
Callon Petroleum Co. (a)	1,752	21
CARBO Ceramics, Inc. (a)	6,601	67
Carrizo Oil & Gas, Inc. (a)	1,623	35
Cloud Peak Energy, Inc. (a)	57,051	254
Cobalt International Energy, Inc. (a)	1	0
Delek U.S. Holdings, Inc.	9,708	339
Denbury Resources, Inc. (a)	8,155	18
Dorian LPG Ltd. (a)	709	6
Dril-Quip, Inc. (a)	1,775	85
Enbridge Energy Management LLC «	58,437	0
Enbridge Energy Management LLC (a)	1	0
EP Energy Corp. ‘A’ (a)	4,151	10
Era Group, Inc. (a)	3,817	41
Exterran Corp. (a)	4,620	145
Fairmount Santrol Holdings, Inc. (a)	2,384	13
Forum Energy Technologies, Inc. (a)	1,561	24
Gener8 Maritime, Inc. (a)	10,970	73
Geospace Technologies Corp. (a)	1,639	21
Green Plains, Inc.	4,398	74
Halcon Resources Corp. (a)	2,645	20
Helix Energy Solutions Group, Inc. (a)	4,119	31
Hornbeck Offshore Services, Inc. (a)	7,411	23
International Seaways, Inc. (a)	6,482	120
Kosmos Energy Ltd. (a)	7,579	52
McDermott International, Inc. (a)	14,797	97
NACCO Industries, Inc. ‘A’	1,022	39
Newpark Resources, Inc. (a)	4,506	39
Oil States International, Inc. (a)	3,762	107

	SHARES	MARKET VALUE (000S)
Overseas Shipholding Group, Inc. ‘A’ (a)	11,820	$32
Parker Drilling Co. (a)	27,912	28
PBF Energy, Inc. ‘A’	10,639	377
PDC Energy, Inc. (a)	682	35
Peabody Energy Corp. (a)	5,616	221
Pioneer Energy Services Corp. (a)	18,342	56
Renewable Energy Group, Inc. (a)	5,914	70
REX American Resources Corp. (a)	721	60
SEACOR Holdings, Inc.	3,201	148
SEACOR Marine Holdings, Inc. (a)	2,342	27
SemGroup Corp. ‘A’	1,532	46
SM Energy Co.	4,502	99
Stone Energy Corp. (a)	2,468	79
TETRA Technologies, Inc. (a)	4,390	19
Unit Corp. (a)	4,419	97
W&T Offshore, Inc. (a)	28,289	94
Westmoreland Coal Co. (a)	2,791	3
World Fuel Services Corp.	6,047	170

		4,035

FINANCIALS 15.6%
Allegiance Bancshares, Inc. (a)	390	15
Ambac Financial Group, Inc. (a)	13,157	210
American Equity Investment Life Holding Co.	23,288	716
Ameris Bancorp	301	14
AMERISAFE, Inc.	468	29
AmTrust Financial Services, Inc.	2,108	21
Arlington Asset Investment Corp. ‘A’	3,238	38
Artisan Partners Asset Management, Inc. ‘A’	460	18
Associated Banc-Corp.	7,004	178
Baldwin & Lyons, Inc. ‘B’	926	22
Banc of California, Inc.	1,693	35
BancFirst Corp.	1,239	63
Bancorp, Inc. (a)	6,237	62
BancorpSouth Bank	3,748	118
Bank of Hawaii Corp.	1,433	123
BankUnited, Inc.	3,357	137
Banner Corp.	943	52
Beneficial Bancorp, Inc.	3,480	57
Berkshire Hills Bancorp, Inc.	2,089	76
BGC Partners, Inc. ‘A’	22,535	340
BofI Holding, Inc. (a)	1,821	54
Boston Private Financial Holdings, Inc.	3,609	56
Brookline Bancorp, Inc.	6,800	107
Bryn Mawr Bank Corp.	668	30
Camden National Corp.	1,477	62
Cannae Holdings, Inc. (a)	12,383	211
Capitol Federal Financial, Inc.	12,969	174
Cathay General Bancorp	1,840	78
CenterState Banks, Inc.	559	14
Central Pacific Financial Corp.	632	19
Chemical Financial Corp.	2,879	154
Citizens & Northern Corp.	745	18
City Holding Co.	1,537	104
Cohen & Steers, Inc.	1,212	57
Columbia Banking System, Inc.	2,686	117
Community Bank System, Inc.	1,548	83
Community Trust Bancorp, Inc.	1,975	93
ConnectOne Bancorp, Inc.	667	17
Cowen, Inc. (a)	7,455	102
Customers Bancorp, Inc. (a)	2,200	57

	SHARES	MARKET VALUE (000S)
CVB Financial Corp.	2,651	$62
Dime Community Bancshares, Inc.	2,994	63
Donnelley Financial Solutions, Inc. (a)	11,219	219
Eagle Bancorp, Inc. (a)	804	47
eHealth, Inc. (a)	3,823	66
Employers Holdings, Inc.	3,410	151
Encore Capital Group, Inc. (a)	2,692	113
Enova International, Inc. (a)	9,958	151
Enterprise Financial Services Corp.	1,028	46
Essent Group Ltd. (a)	1,865	81
Evercore, Inc. ‘A’	2,434	219
EZCORP, Inc. ‘A’ (a)	18,592	227
FBL Financial Group, Inc. ‘A’	1,155	80
FCB Financial Holdings, Inc. ‘A’ (a)	1,364	69
Federal Agricultural Mortgage Corp. ‘C’	1,275	100
Federated Investors, Inc. ‘B’	7,286	263
Fidelity Southern Corp.	1,278	28
Financial Engines, Inc.	387	12
Financial Institutions, Inc.	1,679	52
First Bancorp	1,664	59
First Busey Corp.	2,773	83
First Commonwealth Financial Corp.	6,128	88
First Community Bancshares, Inc.	1,399	40
First Defiance Financial Corp.	648	34
First Financial Bancorp	7,650	202
First Financial Bankshares, Inc.	928	42
First Financial Corp.	1,856	84
First Horizon National Corp.	4,129	83
First Interstate BancSystem, Inc. ‘A’	1,662	67
First Merchants Corp.	1,527	64
First Midwest Bancorp, Inc.	2,833	68
FirstCash, Inc.	3,468	234
Flagstar Bancorp, Inc. (a)	2,692	101
Flushing Financial Corp.	3,355	92
FNB Corp.	9,270	128
Fulton Financial Corp.	17,296	310
Glacier Bancorp, Inc.	2,581	102
Great Southern Bancorp, Inc.	695	36
Great Western Bancorp, Inc.	4,434	176
Green Dot Corp. ‘A’ (a)	3,114	188
Greenhill & Co., Inc.	6,508	127
Hanmi Financial Corp.	1,209	37
HCI Group, Inc.	665	20
Heartland Financial USA, Inc.	1,035	56
Hercules Capital, Inc.	5,600	73
Heritage Financial Corp.	2,416	74
Heritage Insurance Holdings, Inc.	1,986	36
Hilltop Holdings, Inc.	4,521	115
Home BancShares, Inc.	526	12
HomeStreet, Inc. (a)	2,215	64
HomeTrust Bancshares, Inc. (a)	927	24
Hope Bancorp, Inc.	2,649	48
Horace Mann Educators Corp.	2,168	96
Houlihan Lokey, Inc.	551	25
Independent Bank Corp.	1,597	77
Infinity Property & Casualty Corp.	1,082	115
International Bancshares Corp.	4,224	168
Investment Technology Group, Inc.	1,984	38
Kearny Financial Corp.	2,330	34
Kemper Corp.	7,026	484
Lakeland Bancorp, Inc.	2,678	52
Lakeland Financial Corp.	495	24
LegacyTexas Financial Group, Inc.	488	21
Live Oak Bancshares, Inc.	788	19

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	55

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MainSource Financial Group, Inc.	1,478	$54
MB Financial, Inc.	999	44
MBIA, Inc. (a)	43,682	320
Mercury General Corp.	2,086	111
Morningstar, Inc.	1,038	101
National Bank Holdings Corp. ‘A’	6,935	225
National Western Life Group, Inc. ‘A’	212	70
Nationstar Mortgage Holdings, Inc. (a)	5,092	94
Navigators Group, Inc.	1,864	91
NBT Bancorp, Inc.	5,287	195
Nelnet, Inc. ‘A’	3,785	207
Northfield Bancorp, Inc.	4,807	82
Northwest Bancshares, Inc.	14,903	249
OceanFirst Financial Corp.	971	25
Ocwen Financial Corp. (a)	55,650	174
Old National Bancorp	11,018	192
Oritani Financial Corp.	7,013	115
Pacific Premier Bancorp, Inc. (a)	930	37
Park National Corp.	1,260	131
Piper Jaffray Cos.	2,479	214
PRA Group, Inc. (a)	5,742	191
ProAssurance Corp.	5,827	333
Provident Financial Services, Inc.	5,649	152
Regional Management Corp. (a)	3,477	91
Renasant Corp.	1,078	44
RLI Corp.	2,446	148
S&T Bancorp, Inc.	1,295	52
Safety Insurance Group, Inc.	1,190	96
Sandy Spring Bancorp, Inc.	1,845	72
Selective Insurance Group, Inc.	2,137	125
ServisFirst Bancshares, Inc.	1,280	53
Simmons First National Corp. ‘A’	1,063	61
South State Corp.	948	83
State Bank Financial Corp.	1,280	38
Sterling Bancorp	7,900	194
Stewart Information Services Corp.	465	20
Stifel Financial Corp.	1,940	116
Stock Yards Bancorp, Inc.	1,724	65
TCF Financial Corp.	16,701	342
Tompkins Financial Corp.	1,045	85
Towne Bank	2,357	72
TriCo Bancshares	1,084	41
TriState Capital Holdings, Inc. (a)	722	17
Triumph Bancorp, Inc. (a)	650	20
TrustCo Bank Corp.	11,620	107
Trustmark Corp.	5,580	178
UMB Financial Corp.	1,382	99
Union Bankshares Corp.	4,207	152
United Bankshares, Inc.	1,674	58
United Financial Bancorp, Inc.	2,662	47
United Fire Group, Inc.	1,227	56
Universal Insurance Holdings, Inc.	1,900	52
Univest Corp. of Pennsylvania	1,904	53
Valley National Bancorp	25,049	281
Virtus Investment Partners, Inc.	168	19
Waddell & Reed Financial, Inc. ‘A’	25,577	571
Walker & Dunlop, Inc. (a)	1,613	77
Washington Federal, Inc.	9,748	334
Washington Trust Bancorp, Inc.	696	37
Waterstone Financial, Inc.	2,721	46
WesBanco, Inc.	1,304	53
Westamerica Bancorporation	2,371	141
World Acceptance Corp. (a)	3,308	267

	SHARES	MARKET VALUE (000S)
WSFS Financial Corp.	847	$41

		18,011

HEALTH CARE 6.7%
Abaxis, Inc.	691	34
Acadia Healthcare Co., Inc. (a)	1,057	35
Acorda Therapeutics, Inc. (a)	5,196	112
Akorn, Inc. (a)	1,348	43
Allscripts Healthcare Solutions, Inc. (a)	11,463	167
Almost Family, Inc. (a)	1,076	60
AMAG Pharmaceuticals, Inc. (a)	6,757	90
Amedisys, Inc. (a)	2,683	141
AMN Healthcare Services, Inc. (a)	1,985	98
Analogic Corp.	960	80
AngioDynamics, Inc. (a)	4,329	72
BioScrip, Inc. (a)	7,646	22
Bluebird Bio, Inc. (a)	154	27
Cambrex Corp. (a)	1,509	72
Cantel Medical Corp.	1,030	106
Capital Senior Living Corp. (a)	4,253	57
Cardiovascular Systems, Inc. (a)	491	12
Chemed Corp.	1,398	340
Civitas Solutions, Inc. (a)	547	9
Computer Programs & Systems, Inc.	1,331	40
CONMED Corp.	2,782	142
Depomed, Inc. (a)	7,641	62
Emergent BioSolutions, Inc. (a)	3,642	169
Enanta Pharmaceuticals, Inc. (a)	337	20
Ensign Group, Inc.	740	16
Exact Sciences Corp. (a)	313	16
Exactech, Inc. (a)	1,393	69
Five Prime Therapeutics, Inc. (a)	885	19
Globus Medical, Inc. ‘A’ (a)	3,104	128
Haemonetics Corp. (a)	2,435	141
Halyard Health, Inc. (a)	8,112	375
HMS Holdings Corp. (a)	4,319	73
Horizon Pharma PLC (a)	7,591	111
ICU Medical, Inc. (a)	582	126
Impax Laboratories, Inc. (a)	10,165	169
Integer Holdings Corp. (a)	2,543	115
Integra LifeSciences Holdings Corp. (a)	2,903	139
Invacare Corp.	8,748	147
Juno Therapeutics, Inc. (a)	343	16
Lannett Co., Inc. (a)	3,936	91
LHC Group, Inc. (a)	1,177	72
Ligand Pharmaceuticals, Inc. (a)	153	21
Luminex Corp.	3,873	76
Magellan Health, Inc. (a)	4,768	460
Medicines Co. (a)	2,493	68
Medidata Solutions, Inc. (a)	570	36
Medpace Holdings, Inc. (a)	508	18
Meridian Bioscience, Inc.	4,783	67
Merit Medical Systems, Inc. (a)	3,116	135
Molina Healthcare, Inc. (a)	2,775	213
Myriad Genetics, Inc. (a)	20,167	693
National HealthCare Corp.	956	58
Natus Medical, Inc. (a)	1,398	53
Neogen Corp. (a)	938	77
NuVasive, Inc. (a)	1,650	97
NxStage Medical, Inc. (a)	684	17
Omnicell, Inc. (a)	1,662	81
OPKO Health, Inc. (a)	6,391	31
Orthofix International NV (a)	2,527	138

	SHARES	MARKET VALUE (000S)
Owens & Minor, Inc.	12,651	$239
PDL BioPharma, Inc. (a)	94,500	259
Portola Pharmaceuticals, Inc. (a)	405	20
Prestige Brands Holdings, Inc. (a)	3,145	140
Providence Service Corp. (a)	554	33
Quality Systems, Inc. (a)	7,068	96
Quidel Corp. (a)	885	38
Quorum Health Corp. (a)	4,086	26
RadNet, Inc. (a)	8,568	87
Select Medical Holdings Corp. (a)	22,645	400
Spectrum Pharmaceuticals, Inc. (a)	3,853	73
SurModics, Inc. (a)	602	17
Tivity Health, Inc. (a)	2,987	109
U.S. Physical Therapy, Inc.	394	28

		7,737

INDUSTRIALS 17.9%
AAON, Inc.	1,042	38
AAR Corp.	4,607	181
ABM Industries, Inc.	5,241	198
ACCO Brands Corp. (a)	10,999	134
Actuant Corp. ‘A’	9,106	230
Advanced Drainage Systems, Inc.	843	20
Aegion Corp. (a)	3,473	88
Aerovironment, Inc. (a)	652	37
Air Transport Services Group, Inc. (a)	2,979	69
Aircastle Ltd.	9,307	218
Alamo Group, Inc.	153	17
Albany International Corp. ‘A’	2,036	125
Allegiant Travel Co.	1,070	166
Altra Industrial Motion Corp.	1,785	90
Apogee Enterprises, Inc.	598	27
Applied Industrial Technologies, Inc.	3,976	271
ArcBest Corp.	1,516	54
Argan, Inc.	227	10
Armstrong Flooring, Inc. (a)	3,590	61
Armstrong World Industries, Inc. (a)	4,706	285
Astec Industries, Inc.	1,114	65
Atlas Air Worldwide Holdings, Inc. (a)	4,045	237
AZZ, Inc.	892	46
Babcock & Wilcox Enterprises, Inc. (a)	9,279	53
Barnes Group, Inc.	2,672	169
Beacon Roofing Supply, Inc. (a)	2,657	169
Brady Corp. ‘A’	5,773	219
Briggs & Stratton Corp.	6,727	171
Brink’s Co.	2,396	189
CAI International, Inc. (a)	3,112	88
Casella Waste Systems, Inc. ‘A’ (a)	5,191	119
CBIZ, Inc. (a)	6,445	100
Chart Industries, Inc. (a)	2,545	119
CIRCOR International, Inc.	615	30
Civeo Corp. (a)	33,415	91
Clean Harbors, Inc. (a)	3,437	186
Columbus McKinnon Corp.	545	22
Comfort Systems USA, Inc.	1,289	56
Continental Building Products, Inc. (a)	906	25
Covanta Holding Corp.	9,810	166
CRA International, Inc.	1,005	45
Cubic Corp.	1,753	103
Deluxe Corp.	1,912	147
Douglas Dynamics, Inc.	1,153	44
Ducommun, Inc. (a)	1,056	30

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
DXP Enterprises, Inc. (a)	1,725	$51
Dycom Industries, Inc. (a)	945	105
Encore Wire Corp.	1,218	59
EnerSys	1,710	119
Ennis, Inc.	2,857	59
EnPro Industries, Inc.	1,738	163
ESCO Technologies, Inc.	1,721	104
Essendant, Inc.	12,264	114
Esterline Technologies Corp. (a)	2,784	208
Exponent, Inc.	1,273	91
Federal Signal Corp.	2,919	59
Forward Air Corp.	510	29
Franklin Electric Co., Inc.	2,051	94
FTI Consulting, Inc. (a)	4,710	202
GATX Corp.	6,979	434
Generac Holdings, Inc. (a)	6,078	301
General Cable Corp.	6,105	181
Gibraltar Industries, Inc. (a)	1,468	48
Global Brass & Copper Holdings, Inc.	2,055	68
Granite Construction, Inc.	1,757	111
Greenbrier Cos., Inc.	2,771	148
Griffon Corp.	6,134	125
H&E Equipment Services, Inc.	6,411	261
Harsco Corp. (a)	15,130	282
Hawaiian Holdings, Inc.	3,414	136
HC2 Holdings, Inc. (a)	2,591	15
Healthcare Services Group, Inc.	1,018	54
Heartland Express, Inc.	2,687	63
Heidrick & Struggles International, Inc.	3,147	77
Herc Holdings, Inc. (a)	3,107	195
Herman Miller, Inc.	3,203	128
Hill International, Inc. (a)	10,367	56
Hillenbrand, Inc.	3,689	165
HNI Corp.	2,631	101
Hub Group, Inc. ‘A’ (a)	677	32
Huron Consulting Group, Inc. (a)	1,256	51
Hyster-Yale Materials Handling, Inc.	833	71
ICF International, Inc. (a)	1,719	90
InnerWorkings, Inc. (a)	3,729	37
Insperity, Inc.	2,940	169
Interface, Inc.	2,335	59
John Bean Technologies Corp.	559	62
Kadant, Inc.	691	69
Kaman Corp.	3,010	177
KBR, Inc.	9,556	189
Kelly Services, Inc. ‘A’	5,308	145
Kennametal, Inc.	7,360	356
Kforce, Inc.	5,624	142
Kimball International, Inc. ‘B’	2,693	50
Kirby Corp. (a)	1,081	72
KLX, Inc. (a)	3,007	205
Knight-Swift Transportation Holdings, Inc.	7,344	321
Knoll, Inc.	2,430	56
Korn/Ferry International	3,210	133
Kratos Defense & Security Solutions, Inc. (a)	7,838	83
Landstar System, Inc.	1,099	114
Lindsay Corp.	687	61
LSC Communications, Inc.	13,971	212
Lydall, Inc. (a)	310	16
Manitowoc Co., Inc.	1,192	47
Marten Transport Ltd.	1,840	37
Masonite International Corp. (a)	915	68

	SHARES	MARKET VALUE (000S)
MasTec, Inc. (a)	1,941	$95
Matson, Inc.	1,452	43
Matthews International Corp. ‘A’	781	41
McGrath RentCorp	3,355	158
Mercury Systems, Inc. (a)	728	37
Meritor, Inc. (a)	6,700	157
Milacron Holdings Corp. (a)	1,112	21
Mobile Mini, Inc.	1,732	60
Moog, Inc. ‘A’ (a)	4,432	385
MRC Global, Inc. (a)	12,548	212
MSA Safety, Inc.	2,099	163
Mueller Industries, Inc.	5,597	198
Mueller Water Products, Inc. ‘A’	5,597	70
Multi-Color Corp.	249	19
MYR Group, Inc. (a)	852	30
National Presto Industries, Inc.	901	90
Navigant Consulting, Inc. (a)	4,034	78
Navistar International Corp. (a)	3,629	156
NOW, Inc. (a)	5,962	66
On Assignment, Inc. (a)	1,226	79
Park-Ohio Holdings Corp.	327	15
Primoris Services Corp.	1,581	43
Quad/Graphics, Inc.	7,102	160
Quanex Building Products Corp.	2,216	52
Raven Industries, Inc.	2,305	79
RBC Bearings, Inc. (a)	96	12
Regal Beloit Corp.	1,132	87
Resources Connection, Inc.	4,613	71
Rexnord Corp. (a)	9,018	235
Roadrunner Transportation Systems, Inc. (a)	7,087	55
RPX Corp.	6,117	82
RR Donnelley & Sons Co.	21,000	195
Rush Enterprises, Inc. ‘A’ (a)	5,664	288
Saia, Inc. (a)	2,708	192
Scorpio Bulkers, Inc.	10,364	77
Simpson Manufacturing Co., Inc.	3,002	172
SiteOne Landscape Supply, Inc. (a)	495	38
SkyWest, Inc.	13,518	718
Spirit Airlines, Inc. (a)	1,288	58
SPX Corp. (a)	2,688	84
SPX FLOW, Inc. (a)	8,346	397
Standex International Corp.	412	42
Steelcase, Inc. ‘A’	8,404	128
Sun Hydraulics Corp.	432	28
Team, Inc. (a)	325	5
Tennant Co.	985	72
Tetra Tech, Inc.	3,364	162
Textainer Group Holdings Ltd. (a)	7,060	152
Thermon Group Holdings, Inc. (a)	1,343	32
Titan International, Inc.	2,800	36
Titan Machinery, Inc. (a)	4,692	99
Trex Co., Inc. (a)	386	42
TriMas Corp. (a)	2,353	63
TriNet Group, Inc. (a)	739	33
Triumph Group, Inc.	5,879	160
TrueBlue, Inc. (a)	2,166	60
Tutor Perini Corp. (a)	3,398	86
UniFirst Corp.	677	112
Universal Forest Products, Inc.	3,150	118
Valmont Industries, Inc.	1,962	325
Veritiv Corp. (a)	3,487	101
Viad Corp.	906	50
Wabash National Corp.	3,689	80
WageWorks, Inc. (a)	207	13

	SHARES	MARKET VALUE (000S)
Watts Water Technologies, Inc. ‘A’	2,137	$162
Welbilt, Inc. (a)	8,066	190
Werner Enterprises, Inc.	4,747	183
Wesco Aircraft Holdings, Inc. (a)	3,177	24
WESCO International, Inc. (a)	3,638	248
YRC Worldwide, Inc. (a)	6,724	97

		20,709

INFORMATION TECHNOLOGY 11.2%
ACI Worldwide, Inc. (a)	3,090	70
Acxiom Corp. (a)	3,888	107
ADTRAN, Inc.	8,121	157
Advanced Energy Industries, Inc. (a)	1,615	109
Alpha & Omega Semiconductor Ltd. (a)	2,964	48
Ambarella, Inc. (a)	637	37
Amkor Technology, Inc. (a)	16,962	170
Anixter International, Inc. (a)	3,055	232
Avid Technology, Inc. (a)	15,430	83
AVX Corp.	4,322	75
Belden, Inc.	1,848	143
Benchmark Electronics, Inc. (a)	5,990	174
Black Box Corp.	4,598	16
Blackbaud, Inc.	196	19
Blackhawk Network Holdings, Inc. (a)	1,488	53
Blucora, Inc. (a)	5,141	114
Bottomline Technologies de, Inc. (a)	940	33
Brooks Automation, Inc.	4,102	98
Cabot Microelectronics Corp.	3,368	317
CACI International, Inc. ‘A’ (a)	3,566	472
Ciena Corp. (a)	2,752	58
CommVault Systems, Inc. (a)	1,760	92
Comtech Telecommunications Corp.	12,710	281
Convergys Corp.	15,037	353
CoreLogic, Inc. (a)	1,883	87
Cray, Inc. (a)	3,038	74
Cree, Inc. (a)	11,335	421
CSG Systems International, Inc.	3,473	152
CTS Corp.	538	14
Daktronics, Inc.	2,521	23
DHI Group, Inc. (a)	10,102	19
Diebold Nixdorf, Inc.	8,578	140
Diodes, Inc. (a)	4,315	124
DST Systems, Inc.	421	26
Eastman Kodak Co. (a)	6,233	19
Ebix, Inc.	1,256	100
Electro Scientific Industries, Inc. (a)	2,252	48
Electronics For Imaging, Inc. (a)	2,540	75
Entegris, Inc.	3,780	115
ePlus, Inc. (a)	1,459	110
Etsy, Inc. (a)	740	15
Everi Holdings, Inc. (a)	9,656	73
ExlService Holdings, Inc. (a)	1,499	90
Extreme Networks, Inc. (a)	4,636	58
FARO Technologies, Inc. (a)	1,741	82
Finisar Corp. (a)	3,877	79
FireEye, Inc. (a)	1,702	24
Fitbit, Inc. ‘A’ (a)	11,428	65
Harmonic, Inc. (a)	20,177	85
II-VI, Inc. (a)	2,622	123
Insight Enterprises, Inc. (a)	6,587	252
Integrated Device Technology, Inc. (a)	3,368	100
InterDigital, Inc.	2,613	199

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	57

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Internap Corp. (a)	1,874	$29
Itron, Inc. (a)	2,754	188
KEMET Corp. (a)	5,083	77
Knowles Corp. (a)	10,693	157
Liquidity Services, Inc. (a)	9,531	46
Littelfuse, Inc.	459	91
LivePerson, Inc. (a)	2,001	23
LogMeIn, Inc.	148	17
Lumentum Holdings, Inc. (a)	1,079	53
Manhattan Associates, Inc. (a)	1,986	98
ManTech International Corp. ‘A’	3,226	162
Methode Electronics, Inc.	1,291	52
MicroStrategy, Inc. ‘A’ (a)	476	63
MoneyGram International, Inc. (a)	7,137	94
Monotype Imaging Holdings, Inc.	1,079	26
MTS Systems Corp.	1,679	90
NETGEAR, Inc. (a)	3,288	193
NetScout Systems, Inc. (a)	4,866	148
NIC, Inc.	1,712	28
Novanta, Inc. (a)	634	32
OSI Systems, Inc. (a)	1,454	94
Park Electrochemical Corp.	2,074	41
PC Connection, Inc.	650	17
Pegasystems, Inc.	833	39
Perficient, Inc. (a)	1,053	20
Photronics, Inc. (a)	6,548	56
Plantronics, Inc.	3,222	162
Plexus Corp. (a)	3,096	188
Power Integrations, Inc.	913	67
Progress Software Corp.	7,946	338
Quantum Corp. (a)	4,729	27
Rambus, Inc. (a)	3,501	50
RealPage, Inc. (a)	1,557	69
Ribbon Communications, Inc. (a)	7,182	56
Rogers Corp. (a)	1,160	188
Sanmina Corp. (a)	7,748	256
ScanSource, Inc. (a)	3,011	108
Science Applications International Corp.	2,179	167
Semtech Corp. (a)	3,533	121
Silicon Laboratories, Inc. (a)	2,433	215
Stratasys Ltd. (a)	4,181	83
Super Micro Computer, Inc. (a)	891	19
Sykes Enterprises, Inc. (a)	5,713	180
Synaptics, Inc. (a)	1,155	46
Synchronoss Technologies, Inc. (a)	4,179	37
Syntel, Inc. (a)	2,385	55
TeleTech Holdings, Inc.	1,104	44
TiVo Corp.	22,963	358
TTM Technologies, Inc. (a)	8,405	132
Ultra Clean Holdings, Inc. (a)	1,771	41
Unisys Corp. (a)	27,572	225
Universal Display Corp.	178	31
Veeco Instruments, Inc. (a)	4,734	70
VeriFone Systems, Inc. (a)	10,528	186
Verint Systems, Inc. (a)	4,904	205
Versum Materials, Inc.	503	19
Viavi Solutions, Inc. (a)	11,453	100
Virtusa Corp. (a)	994	44
Vishay Intertechnology, Inc.	22,947	476
Web.com Group, Inc. (a)	3,045	66
Xcerra Corp. (a)	5,086	50
XO Group, Inc. (a)	1,871	35
Xperi Corp.	3,679	90
Yelp, Inc. (a)	1,020	43

	SHARES	MARKET VALUE (000S)
Zynga, Inc. ‘A’ (a)	62,097	$248

		12,932

MATERIALS 5.0%
A Schulman, Inc.	2,806	104
AdvanSix, Inc. (a)	4,634	195
AK Steel Holding Corp. (a)	3,864	22
Allegheny Technologies, Inc. (a)	4,918	119
Boise Cascade Co.	3,452	138
Cabot Corp.	1,035	64
Calgon Carbon Corp.	3,941	84
Carpenter Technology Corp.	2,913	148
Century Aluminum Co. (a)	1,872	37
Clearwater Paper Corp. (a)	2,759	125
Coeur Mining, Inc. (a)	2,378	18
Commercial Metals Co.	12,600	269
Compass Minerals International, Inc.	1,635	118
Ferro Corp. (a)	3,511	83
FutureFuel Corp.	2,947	41
GCP Applied Technologies, Inc. (a)	5,452	174
Gold Resource Corp.	6,338	28
Greif, Inc. ‘A’	4,912	298
HB Fuller Co.	2,688	145
Hecla Mining Co.	4,842	19
Ingevity Corp. (a)	997	70
Innophos Holdings, Inc.	3,632	170
Innospec, Inc.	1,537	108
Intrepid Potash, Inc. (a)	12,283	58
Kaiser Aluminum Corp.	1,111	119
KapStone Paper and Packaging Corp.	5,504	125
Koppers Holdings, Inc. (a)	1,456	74
Kraton Corp. (a)	1,340	64
Kronos Worldwide, Inc.	2,740	71
Louisiana-Pacific Corp. (a)	3,243	85
LSB Industries, Inc. (a)	1,446	13
Materion Corp.	2,006	97
Minerals Technologies, Inc.	1,451	100
Myers Industries, Inc.	4,065	79
Neenah Paper, Inc.	981	89
Olympic Steel, Inc.	1,980	43
OMNOVA Solutions, Inc. (a)	5,868	59
PH Glatfelter Co.	6,448	138
Platform Specialty Products Corp. (a)	7,169	71
PolyOne Corp.	5,340	232
Quaker Chemical Corp.	446	67
Rayonier Advanced Materials, Inc.	7,730	158
Ryerson Holding Corp. (a)	7,863	82
Schnitzer Steel Industries, Inc. ‘A’	1,874	63
Schweitzer-Mauduit International, Inc.	2,441	111
Silgan Holdings, Inc.	6,794	200
Stepan Co.	1,687	133
Summit Materials, Inc. ‘A’ (a)	4,204	132
SunCoke Energy, Inc. (a)	7,427	89
TimkenSteel Corp. (a)	3,360	51
Tredegar Corp.	1,004	19
Trinseo S.A.	2,116	154
Tronox Ltd. ‘A’	12,492	256
Verso Corp. (a)	5,023	88
Worthington Industries, Inc.	2,424	107

		5,804

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.2%
Alexander & Baldwin, Inc.	1,239	$34
HFF, Inc. ‘A’	487	24
Kennedy-Wilson Holdings, Inc.	2,911	50
RE/MAX Holdings, Inc. ‘A’	496	24
RMR Group, Inc. ‘A’	377	22
St. Joe Co. (a)	3,078	56

		210

TELECOMMUNICATION SERVICES 1.1%
ATN International, Inc.	1,084	60
Cincinnati Bell, Inc. (a)	12,438	259
Cogent Communications Holdings, Inc.	2,014	91
Consolidated Communications Holdings, Inc.	10,461	128
General Communication, Inc. ‘A’ (a)	5,975	233
IDT Corp. ‘B’	2,030	21
Iridium Communications, Inc. (a)	17,843	211
Shenandoah Telecommunications Co.	2,276	77
Spok Holdings, Inc.	3,114	49
Vonage Holdings Corp. (a)	16,410	167

		1,296

UTILITIES 3.4%
ALLETE, Inc.	2,188	163
American States Water Co.	2,762	160
Atlantic Power Corp. (a)	8,032	19
Avista Corp.	8,186	421
California Water Service Group	4,754	216
Chesapeake Utilities Corp.	843	66
Dynegy, Inc. (a)	49,488	586
El Paso Electric Co.	5,167	286
MGE Energy, Inc.	3,052	193
New Jersey Resources Corp.	2,294	92
Northwest Natural Gas Co.	3,846	229
NorthWestern Corp.	2,809	168
NRG Yield, Inc. ‘C’	4,374	83
Ormat Technologies, Inc.	807	52
Otter Tail Corp.	4,127	183
Pattern Energy Group, Inc.	3,192	69
PNM Resources, Inc.	11,540	467
SJW Group	1,722	110
South Jersey Industries, Inc.	3,077	96
Spire, Inc.	2,295	172
TerraForm Power, Inc.	2,858	34
Unitil Corp.	2,208	101

		3,966

Total United States		101,859

Total Common Stocks (Cost $77,506)		102,070

REAL ESTATE INVESTMENT TRUSTS 10.9%

UNITED STATES 10.9%

FINANCIALS 2.9%
AG Mortgage Investment Trust, Inc.	5,356	102
Anworth Mortgage Asset Corp.	26,602	145
Apollo Commercial Real Estate Finance, Inc.	5,749	106
Arbor Realty Trust, Inc.	4,145	36
Ares Commercial Real Estate Corp.	5,017	65

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
ARMOUR Residential REIT, Inc.	3,720	$96
Blackstone Mortgage Trust, Inc. ‘A’	2,394	77
Capstead Mortgage Corp.	22,202	192
Chimera Investment Corp.	11,251	208
CYS Investments, Inc.	24,330	195
Dynex Capital, Inc.	15,074	106
Granite Point Mortgage Trust, Inc.	2	0
Invesco Mortgage Capital, Inc.	22,123	394
Ladder Capital Corp.	6,349	86
MFA Financial, Inc.	54,504	432
MTGE Investment Corp.	9,434	174
New York Mortgage Trust, Inc.	22,489	139
PennyMac Mortgage Investment Trust	14,103	226
Redwood Trust, Inc.	12,765	189
Resource Capital Corp.	11,716	110
Two Harbors Investment Corp.	9,051	147
Western Asset Mortgage Capital Corp.	13,435	134

		3,359

REAL ESTATE 8.0%
Acadia Realty Trust	4,084	112
Alexander’s, Inc.	72	29
American Assets Trust, Inc.	1,624	62
Ashford Hospitality Prime, Inc.	3,508	34
Ashford Hospitality Trust, Inc.	21,085	142
Brandywine Realty Trust	19,328	352
CBL & Associates Properties, Inc.	53,710	304
Cedar Realty Trust, Inc.	17,679	108
Chatham Lodging Trust	3,207	73
Chesapeake Lodging Trust	2,611	71
Columbia Property Trust, Inc.	22,029	506
CorEnergy Infrastructure Trust, Inc.	871	33
Corporate Office Properties Trust	8,040	235
DiamondRock Hospitality Co.	15,897	179
EastGroup Properties, Inc.	1,395	123

	SHARES	MARKET VALUE (000S)
Education Realty Trust, Inc.	2,039	$71
Empire State Realty Trust, Inc. ‘A’	3,981	82
First Industrial Realty Trust, Inc.	1,678	53
Franklin Street Properties Corp.	11,275	121
GEO Group, Inc.	5,921	140
Getty Realty Corp.	1,851	50
Gladstone Commercial Corp.	1,856	39
Global Net Lease, Inc.	5,255	108
Government Properties Income Trust	7,139	132
Hersha Hospitality Trust	6,090	106
InfraREIT, Inc.	3,077	57
Investors Real Estate Trust	18,559	105
iStar Inc. (a)	5,233	59
Kite Realty Group Trust	7,290	143
LaSalle Hotel Properties	5,467	153
Lexington Realty Trust	19,265	186
Life Storage, Inc.	986	88
LTC Properties, Inc.	798	35
Mack-Cali Realty Corp.	11,965	258
National Health Investors, Inc.	1,389	105
New Senior Investment Group, Inc.	14,108	107
New York REIT, Inc.	1,835	7
NorthStar Realty Europe Corp.	3,810	51
Outfront Media, Inc.	7,339	170
Pebblebrook Hotel Trust	2,662	99
Pennsylvania Real Estate Investment Trust	7,039	84
Physicians Realty Trust	1,130	20
Piedmont Office Realty Trust, Inc. ‘A’	17,000	333
Potlatch Corp.	1,976	99
Preferred Apartment Communities, Inc. ‘A’	1,863	38
PS Business Parks, Inc.	1,083	135
QTS Realty Trust, Inc. ‘A’	1,109	60
RAIT Financial Trust	27,283	10
Ramco-Gershenson Properties Trust	9,529	140
Retail Opportunity Investments Corp.	5,623	112

	SHARES	MARKET VALUE (000S)
Retail Properties of America, Inc. ‘A’	22,137	$298
Rexford Industrial Realty, Inc.	1,373	40
RLJ Lodging Trust	17,969	395
Ryman Hospitality Properties, Inc.	3,217	222
Sabra Health Care REIT, Inc.	9,687	182
Select Income REIT	3,415	86
Seritage Growth Properties ‘A’	1,744	71
Spirit Realty Capital, Inc.	7,486	64
STAG Industrial, Inc.	1,661	45
Summit Hotel Properties, Inc.	3,892	59
Sunstone Hotel Investors, Inc.	15,109	250
Tanger Factory Outlet Centers, Inc.	4,526	120
Taubman Centers, Inc.	2,722	178
Terreno Realty Corp.	892	31
Tier REIT, Inc.	8,154	166
Urban Edge Properties	1,802	46
Urstadt Biddle Properties, Inc. ‘A’	2,590	56
Washington Prime Group, Inc.	65,121	464
Washington Real Estate Investment Trust	4,263	133
Xenia Hotels & Resorts, Inc.	19,710	426

		9,251

Total Real Estate Investment Trusts (Cost $12,313)		12,610

Total Investments in Securities (Cost $89,819)		114,680

Total Investments 99.2% (Cost $89,819)		$114,680

Other Assets and Liabilities, net 0.8%		894

Net Assets 100.0%		$115,574

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Common Stocks
United Kingdom
Financials	$211	$0	$0	$211
United States
Consumer Discretionary	22,938	0	6	22,944
Consumer Staples	4,215	0	0	4,215
Energy	4,035	0	0	4,035
Financials	18,011	0	0	18,011
Health Care	7,737	0	0	7,737
Industrials	20,709	0	0	20,709

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Information Technology	$12,932	$0	$0	$12,932
Materials	5,804	0	0	5,804
Real Estate	210	0	0	210
Telecommunication Services	1,296	0	0	1,296
Utilities	3,966	0	0	3,966
Real Estate Investment Trusts
United States
Financials	3,359	0	0	3,359
Real Estate	9,251	0	0	9,251

Total Investments	$114,674	$0	$6	$114,680

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	59

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class A, and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Fundamental Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Fundamental Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign

60	PIMCO EQUITY SERIES

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exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO RAE Fundamental Emerging Markets Fund	Annually	Annually
PIMCO RAE Fundamental Global Fund	Annually	Annually
PIMCO RAE Fundamental Global ex-US Fund	Annually	Annually
PIMCO RAE Fundamental International Fund	Annually	Annually
PIMCO RAE Fundamental US Fund	Annually	Annually
PIMCO RAE Fundamental US Small Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods

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Notes to Financial Statements (Cont.)

within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of

62	PIMCO EQUITY SERIES

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the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation

Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an

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Notes to Financial Statements (Cont.)

indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO RAE Fundamental Global Fund may invest substantially all of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Fundamental Global ex-US Fund may invest substantially all of its assets in Acquired

64	PIMCO EQUITY SERIES

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Funds (except the PIMCO RAE Fundamental US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands):

PIMCO RAE Fundamental Global Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Fundamental Emerging Markets Fund	$52,176	$7,686	$(12,436)	$1,356	$2,185	$50,967	$3,364	$588
PIMCO RAE Fundamental International Fund	203,628	19,949	(35,565)	3,316	13,245	204,573	5,160	124
PIMCO RAE Fundamental U.S. Fund	158,436	29,704	(25,882)	677	8,073	171,008	4,375	5,454
Totals	$414,240	$57,339	$(73,883)	$5,349	$23,503	$426,548	$12,899	$6,166

PIMCO RAE Fundamental Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net CapitalGain Distributions(1)
PIMCO RAE Fundamental Emerging Markets Fund	$16,414	$1,757	$(1,737)	$220	$937	$17,591	$1,133	$198
PIMCO RAE Fundamental International Fund	64,060	3,158	(2,088)	111	5,372	70,613	1,738	42
Totals	$80,474	$4,915	$(3,825)	$331	$6,309	$88,204	$2,871	$240

(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts (“REITs”)  are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2017 are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive

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Notes to Financial Statements (Cont.)

dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund
Risks
New/Small Fund			X
Allocation		X	X
Acquired Fund		X	X
Equity	X	X	X	X	X	X
Value Investing	X	X	X	X	X	X
Foreign (Non-U.S.) Investment	X	X	X	X
Emerging Markets	X	X	X	X
Issuer Non-Diversification	X	X	X	X	X	X
Market	X	X	X	X	X	X
Issuer	X	X	X	X	X	X
Credit	X	X	X	X	X	X
Distressed Company		X	X			X

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December 31, 2017 (Unaudited)

	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund
Currency	X	X	X	X
Real Estate	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X
Leveraging	X	X	X	X	X	X
Management	X	X	X	X	X	X
Small Company		X	X			X
Derivatives	X	X	X	X	X	X
Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

SEMIANNUAL REPORT	DECEMBER 31, 2017	67

Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used

68	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	DECEMBER 31, 2017	69

Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Class A	Class C
PIMCO RAE Fundamental Emerging Markets Fund(1)	0.50%	0.45%	0.55%	0.55%	0.55%
PIMCO RAE Fundamental Global Fund(1)(2)	0.40%	0.30%	0.40%	0.40%	0.40%
PIMCO RAE Fundamental Global ex-US Fund(1)(2)	0.40%	0.35%	0.45%	0.45%	0.45%
PIMCO RAE Fundamental International Fund(3)	0.30%	0.30%	0.40%	0.40%	0.40%
PIMCO RAE Fundamental US Fund(3)	0.25%	0.25%	0.35%	0.40%	0.40%
PIMCO RAE Fundamental US Small Fund(3)	0.35%	0.25%	0.35%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through October 31, 2018, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund.
(2)

PIMCO has contractually agreed, through October 31, 2018, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying Funds indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(3)	PIMCO has contractually agreed, through October 31, 2018, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2017, the Distributor retained $40,489 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees.. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no

70	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Wavier Agreement, PIMCO contractually agreed to waive a portion of the Advisory Fee as set forth in the following table

(calculated as a percentage of each Fund’s average daily net assets). The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Fee Waiver	Expiration Date
PIMCO RAE Fundamental Emerging Markets Fund	0.20%	10/31/2018
PIMCO RAE Fundamental Global Fund	0.20%	10/31/2018
PIMCO RAE Fundamental Global ex-US Fund	0.20%	10/31/2018
PIMCO RAE Fundamental International Fund	0.10%	10/31/2018
PIMCO RAE Fundamental US Fund	0.10%	10/31/2018
PIMCO RAE Fundamental US Small Fund	0.10%	10/31/2018

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at December 31, 2017, were as follows (amounts in thousands):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO RAE Fundamental Emerging Markets Fund	$146	$2,343	$3,322	$5,811
PIMCO RAE Fundamental Global Fund	105	611	858	1,574
PIMCO RAE Fundamental Global ex-US Fund	140	134	167	441
PIMCO RAE Fundamental International Fund	128	278	477	883
PIMCO RAE Fundamental US Fund	279	586	663	1,528
PIMCO RAE Fundamental US Small Fund	108	100	115	323

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2018, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO has contractually agreed, through October 31, 2018, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global ex-US Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global ex-US Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global ex-US Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

SEMIANNUAL REPORT	DECEMBER 31, 2017	71

Notes to Financial Statements (Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2017, the amounts were (in thousands):

Fund Name	Waived Fees
PIMCO RAE Fundamental Global Fund	$1,029
PIMCO RAE Fundamental Global ex-US Fund	234

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Emerging Markets Fund	$0	$0	$477,034	$258,501
PIMCO RAE Fundamental Global Fund	0	0	57,339	73,883
PIMCO RAE Fundamental Global ex-US Fund	0	0	4,915	3,825
PIMCO RAE Fundamental International Fund	0	0	82,031	84,331
PIMCO RAE Fundamental US Fund	0	0	115,783	140,146
PIMCO RAE Fundamental US Small Fund	0	0	15,782	16,387

†	A zero balance may reflect actual amounts rounding to less than one thousand.

72	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Emerging Markets Fund				PIMCO RAE Fundamental Global Fund				PIMCO RAE Fundamental Global ex-US Fund
	Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	20,560	$235,903	25,177	$257,984	4,776	$55,084	8,572	$83,162	35	$386	374	$3,637
Class P	525	6,147	1,697	17,758	57	649	357	3,687	11	123	33	334
Class A	224	2,631	559	5,606	20	226	71	731	27	307	69	671
Class C	124	1,431	107	1,103	27	303	97	964	36	398	66	635
Issued as reinvestment of distributions
Institutional Class	12,803	144,230	4,256	40,860	2,182	25,015	1,225	12,217	300	3,392	180	1,683
Class P	112	1,259	10	91	21	235	1	5	2	19	0	1
Class A	32	361	4	40	6	67	2	17	3	35	0	4
Class C	15	166	1	9	9	100	3	31	5	54	1	12
Cost of shares redeemed
Institutional Class	(3,738)	(43,805)	(47,996)	(491,118)	(7,882)	(89,604)	(2,141)	(22,369)	(271)	(3,056)	(296)	(2,660)
Class P	(544)	(6,307)	(557)	(5,597)	(33)	(370)	(73)	(759)	0	0	(1)	(15)
Class A	(22)	(254)	(401)	(4,097)	(23)	(264)	(10)	(104)	0	(1)	(1)	(10)
Class C	(40)	(469)	(18)	(177)	(20)	(223)	(33)	(337)	(6)	(67)	(10)	(98)
Net increase (decrease) resulting from Fund share transactions	30,051	$341,293	(17,161)	$(177,538)	(860)	$(8,782)	8,071	$77,245	142	$1,590	415	$4,194

	PIMCO RAE Fundamental International Fund				PIMCO RAE Fundamental US Fund				PIMCO RAE Fundamental US Small Fund
	Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	4,075	$45,479	19,815	$189,367	5,434	$61,787	13,507	$139,095	138	$1,617	850	$9,150
Class P	47	509	806	7,617	119	1,298	762	7,885	44	489	356	3,909
Class A	185	2,024	28	257	118	1,298	449	4,662	139	1,578	647	7,142
Class C	54	581	32	304	48	512	440	4,491	13	147	44	479
Issued as reinvestment of distributions
Institutional Class	1,176	13,088	815	7,429	3,244	36,389	2,784	28,874	401	4,636	106	1,184
Class P	11	125	17	152	42	468	29	305	17	197	2	22
Class A	6	62	0	1	40	444	23	236	32	371	4	39
Class C	2	20	1	9	24	267	22	226	2	27	0	3
Cost of shares redeemed
Institutional Class	(5,452)	(59,956)	(3,164)	(30,253)	(8,411)	(92,104)	(9,645)	(99,837)	(155)	(1,794)	(1,256)	(13,718)
Class P	(97)	(1,052)	(457)	(4,350)	(158)	(1,731)	(398)	(4,142)	(33)	(386)	(163)	(1,775)
Class A	(2)	(25)	(1)	(11)	(102)	(1,105)	(86)	(885)	(232)	(2,633)	(61)	(666)
Class C	(21)	(232)	(19)	(176)	(125)	(1,362)	(117)	(1,197)	(12)	(138)	(20)	(214)
Net increase (decrease) resulting from Fund share transactions	(16)	$623	17,873	$170,346	273	$6,161	7,770	$79,713	354	$4,111	509	$5,555

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2017	73

Notes to Financial Statements (Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended December 31, 2017. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
RAE Fundamental Emerging Markets Fund	0	2	0%	83%
RAE Fundamental Global EX-US Fund	2	0	91%	0%
RAE Fundamental Global Fund	1	0	19%	0%
RAE Fundamental International Fund	0	3	0%	66%
RAE Fundamental US Fund	0	1	0%	25%
RAE Fundamental US Small Fund	2	0	58%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(1)

	Short-Term	Long-Term
PIMCO RAE Fundamental Emerging Markets Fund*	$3,635	$16,261
PIMCO RAE Fundamental Global Fund	0	0
PIMCO RAE Fundamental Global ex-US Fund	212	277
PIMCO RAE Fundamental International Fund	1,564	364
PIMCO RAE Fundamental US Fund	0	0
PIMCO RAE Fundamental US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss, which is carried forward to future years to offset future realized gain subject to certain limitations.

74	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

As of December 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO RAE Fundamental Emerging Markets Fund	$1,485,055	$499,040	$(15,734)	$483,306
PIMCO RAE Fundamental Global Fund	355,571	70,977	0	70,977
PIMCO RAE Fundamental Global ex-US Fund	77,338	10,866	0	10,866
PIMCO RAE Fundamental International Fund	427,057	104,110	(5,070)	99,040
PIMCO RAE Fundamental US Fund	503,293	186,988	(12,487)	174,501
PIMCO RAE Fundamental US Small Fund	91,726	27,370	(4,416)	22,954

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2017	75

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt
GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

76	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 23, 2017, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio

Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23, 2017 meeting. The Independent Trustees also conducted an in-person meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 to discuss the Lipper Report, as defined below, and certain aspects of the 2017 15(c) materials including, but not limited to, the Funds’ performance, the Funds’ advisory fees and total expense ratios, the comparative information with respect to fees and performance included in the Lipper Report, and the unified fee structure employed by the Trusts.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in

SEMIANNUAL REPORT	DECEMBER 31, 2017	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio-level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds and noted that it had met with senior personnel from Research Affiliates during the year. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk

78	PIMCO EQUITY SERIES

(Unaudited)

management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 23, 2017 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the reduction in the advisory fee for the PIMCO Dividend and Income Fund effective June 16, 2016. The

SEMIANNUAL REPORT	DECEMBER 31, 2017	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Board noted that PIMCO had contractually agreed, through October 31, 2017, to reduce its advisory fee by amounts shown in the table below: This contractual agreement was subsequently continued through October 31, 2018.

PIMCO RAE Fundamental Emerging Markets Fund	0.20%
PIMCO RAE Fundamental Global Fund	0.20%
PIMCO RAE Fundamental Global ex-US Fund	0.20%
PIMCO RAE Fundamental International Fund	0.10%
PIMCO RAE Fundamental US Fund	0.10%
PIMCO RAE Fundamental US Small Fund	0.10%

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service providers, are passed through to a smaller asset base. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and

80	PIMCO EQUITY SERIES

(Unaudited)

supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO’s estimated pre-distribution margin from PIMCO Equity Series for the calendar year 2017 was 46.2% and the estimated post-distribution margin was 27.4% utilizing the adjusted asset methodology. The Independent Trustees also noted that the 2016 margins were within the range of publicly-traded asset manager margins reported by Strategic Insight and Lipper. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Funds to scale from inception and the enhancement of services and oversight provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees over the contract term even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2017	81

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, Class P, Administrative Class

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R, Class D

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4003SAR_123117

PIMCO Equity Series®

Semiannual

Report

December 31, 2017

PIMCO REALPATH® Blend 2020 Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend Income Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		26
Financial Highlights		28
Statements of Assets and Liabilities		34
Statements of Operations		38
Statements of Changes in Net Assets		40
Notes to Financial Statements		64
Glossary		84
Approval of Investment Advisory Contract and Other Agreements		85

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2020 Fund	8	42
PIMCO REALPATH® Blend 2025 Fund	10	45
PIMCO REALPATH® Blend 2030 Fund	12	48
PIMCO REALPATH® Blend 2035 Fund	14	51
PIMCO REALPATH® Blend 2040 Fund	16	53
PIMCO REALPATH® Blend 2045 Fund	18	55
PIMCO REALPATH® Blend 2050 Fund	20	57
PIMCO REALPATH® Blend 2055 Fund	22	59
PIMCO REALPATH® Blend Income Fund	24	61

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the six-month reporting period include:

∎

During the reporting period, geopolitical concerns remained an investor focus but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The European Central Bank (“ECB”), for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Federal Reserve (“Fed”) provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50% (marking the third rate increase during 2017, following rate increases in March and in June). The Bank of England (“BOE”) raised its policy rate and suggested reduced stimulus on the horizon and the Bank of Canada (“BOC”) raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

As a result, many developed market yield curves flattened over the reporting period as front-end rates moved higher alongside less accommodative monetary policy. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed the two-year yield to its highest level in nearly a decade. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and BOC both raised policy rates for the first time in years.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings, and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 11.42% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 7.92% and 9.86%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 14.63% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 3.34% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 15.92% over the reporting period as fundamentals remained healthy in select economies. Emerging markets benefited from broad-based and synchronized global growth, robust liquidity conditions, rising commodity prices, and a weak U.S. dollar.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 0.43% for the reporting period. Yields rose across the majority of the yield curve through 10-year maturities, but declined across 20- and 30-year maturities. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, up from 2.31% on June 30, 2017. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.24% for the reporting period.

If you have any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

2	PIMCO EQUITY SERIES

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 21, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that management will anticipate such movement accurately.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Interest rates in the U.S. are at or near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional

4	PIMCO EQUITY SERIES

money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average

Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class D	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2020 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings

SEMIANNUAL REPORT	DECEMBER 31, 2017	5

Important Information About the Funds (cont.)

(including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

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SEMIANNUAL REPORT	DECEMBER 31, 2017	7

PIMCO REALPATH® Blend 2020 Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2020 Fund Institutional Class	6.81%	13.79%	6.33%
PIMCO REALPATH® Blend 2020 Fund Administrative Class	6.65%	13.49%	6.04%
PIMCO REALPATH® Blend 2020 Fund Class A	6.58%	13.22%	5.82%
PIMCO REALPATH® Blend 2020 Fund Class A (adjusted)	0.68%	7.02%	3.85%
S&P Target Date 2020 Index±	6.10%	12.80%	6.47%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.42% for the Institutional Class shares, 0.67% for the Administrative shares, and 0.92% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	23.5%
Vanguard Developed Markets Index Fund ‘Admiral’	12.6%
PIMCO Income Fund	12.4%
PIMCO Real Return Fund	8.2%
PIMCO Total Return Fund	7.7%
PIMCO Real Return Asset Fund	6.3%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	5.0%
PIMCO High Yield Fund	4.7%
PIMCO Long-Term Credit Fund	3.0%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equity securities benefited absolute performance, as developed market ex U.S. equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	9

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	7.62%	15.46%	6.76%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	7.47%	15.09%	6.47%
PIMCO REALPATH® Blend 2025 Fund Class A	7.39%	14.88%	6.25%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	1.47%	8.57%	4.27%
S&P Target Date 2025 Index±	7.07%	14.55%	7.19%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.38% for the Institutional Class shares, 0.63% for the Administrative shares, and 0.88% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	28.5%
Vanguard Developed Markets Index Fund ‘Admiral’	15.3%
PIMCO Income Fund	9.9%
PIMCO Real Return Asset Fund	7.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	6.1%
PIMCO Total Return Fund	5.7%
PIMCO Real Return Fund	4.4%
PIMCO High Yield Fund	4.2%
PIMCO Long-Term Credit Fund	4.0%
PIMCO Long Duration Total Return Fund	3.9%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equity securities benefited absolute performance, as developed market ex U.S. equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term U.S. Treasury Inflation-Protected Securities (TIPS) posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	11

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	8.38%	17.05%	7.51%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	8.24%	16.66%	7.22%
PIMCO REALPATH® Blend 2030 Fund Class A	8.17%	16.60%	6.99%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	2.19%	10.22%	5.00%
S&P Target Date 2030 Index±	7.99%	16.19%	7.86%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.33% for the Institutional Class shares, 0.58% for the Administrative shares, and 0.83% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	32.3%
Vanguard Developed Markets Index Fund ‘Admiral’	17.3%
PIMCO Income Fund	8.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.1%
PIMCO Real Return Asset Fund	6.6%
PIMCO Total Return Fund	4.1%
PIMCO High Yield Fund	4.0%
Vanguard Small-Cap Index Fund ‘Admiral’	3.8%
PIMCO Long Duration Total Return Fund	3.3%
PIMCO Long-Term Credit Fund	3.3%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equity securities benefited absolute performance, as developed market ex U.S. equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	13

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	8.91%	18.13%	7.80%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	8.76%	17.93%	7.51%
PIMCO REALPATH® Blend 2035 Fund Class A	8.65%	17.57%	7.28%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	2.64%	11.09%	5.28%
S&P Target Date 2035 Index±	8.87%	17.78%	8.50%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.28% for the Institutional Class shares, 0.53% for the Administrative shares, and 0.78% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	36.3%
Vanguard Developed Markets Index Fund ‘Admiral’	19.2%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.0%
PIMCO Income Fund	7.1%
Vanguard Small-Cap Index Fund ‘Admiral’	4.2%
PIMCO Real Return Asset Fund	4.1%
PIMCO High Yield Fund	3.9%
PIMCO Total Return Fund	3.1%
PIMCO Long-Term Credit Fund	2.3%
PIMCO Long Duration Total Return Fund	2.3%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equity securities benefited absolute performance, as developed market ex U.S. equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	15

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	9.23%	18.94%	8.10%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	9.18%	18.65%	7.84%
PIMCO REALPATH® Blend 2040 Fund Class A	8.91%	18.25%	7.55%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	2.91%	11.74%	5.55%
S&P Target Date 2040 Index±	9.45%	18.87%	8.94%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.25% for the Institutional Class shares, 0.50% for the Administrative shares, and 0.75% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	39.8%
Vanguard Developed Markets Index Fund ‘Admiral’	20.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.8%
PIMCO Income Fund	5.8%
PIMCO Short-Term Floating NAV Portfolio III	4.6%
Vanguard Small-Cap Index Fund ‘Admiral’	4.5%
PIMCO High Yield Fund	3.6%
PIMCO Real Return Asset Fund	2.6%
PIMCO Total Return Fund	2.0%
PIMCO Emerging Local Bond Fund	1.8%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equity securities benefited absolute performance, as developed ex U.S. market equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	17

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	9.61%	19.63%	8.11%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	9.38%	19.25%	7.81%
PIMCO REALPATH® Blend 2045 Fund Class A	9.20%	18.94%	7.54%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	3.19%	12.37%	5.54%
S&P Target Date 2045 Index±	9.78%	19.56%	9.23%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.23% for the Institutional Class shares, 0.48% for the Administrative shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	41.9%
Vanguard Developed Markets Index Fund ‘Admiral’	21.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.2%
Vanguard Small-Cap Index Fund ‘Admiral’	4.8%
PIMCO Income Fund	4.5%
PIMCO High Yield Fund	3.0%
PIMCO Real Return Asset Fund	2.3%
PIMCO Emerging Local Bond Fund	1.5%
PIMCO Total Return Fund	1.4%
PIMCO Long-Term Credit Fund	1.2%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equity securities benefited absolute performance, as developed market ex U.S. equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	19

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	9.69%	19.88%	8.28%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	9.46%	19.41%	7.96%
PIMCO REALPATH® Blend 2050 Fund Class A	9.48%	19.24%	7.73%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	3.46%	12.66%	5.72%
S&P Target Date 2050 Index±	10.01%	20.18%	9.48%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.22% for the Institutional Class shares, 0.47% for the Administrative shares, and 0.72% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	42.7%
Vanguard Developed Markets Index Fund ‘Admiral’	22.0%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.4%
PIMCO Short-Term Floating NAV Portfolio III	6.0%
Vanguard Small-Cap Index Fund ‘Admiral’	5.0%
PIMCO Income Fund	3.7%
PIMCO High Yield Fund	2.8%
PIMCO Real Return Asset Fund	2.1%
PIMCO Emerging Local Bond Fund	1.4%
PIMCO Real Return Fund	1.2%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equity securities benefited absolute performance, as developed market ex U.S. equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	21

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	9.54%	19.65%	8.19%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	9.41%	19.37%	7.93%
PIMCO REALPATH® Blend 2055 Fund Class A	9.32%	19.08%	7.61%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	3.30%	12.50%	5.61%
S&P Target Date 2055+ Index±	10.10%	20.48%	9.61%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a predetermined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.22% for the Institutional Class shares, 0.47% for the Administrative shares, and 0.72% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	42.9%
Vanguard Developed Markets Index Fund ‘Admiral’	22.2%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.4%
PIMCO Short-Term Floating NAV Portfolio III	6.1%
Vanguard Small-Cap Index Fund ‘Admiral’	5.0%
PIMCO Income Fund	3.7%
PIMCO High Yield Fund	2.8%
PIMCO Real Return Asset Fund	2.0%
PIMCO Emerging Local Bond Fund	1.4%
PIMCO Real Return Fund	1.1%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equities benefited absolute performance, as developed market ex U.S. equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through December 31, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2017
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	6.25%	12.74%	6.11%
PIMCO REALPATH® Blend Income Fund Administrative Class	6.02%	12.38%	5.84%
PIMCO REALPATH® Blend Income Fund Class A	5.87%	12.02%	5.57%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	0.07%	5.88%	3.60%
S&P Target Date Retirement Income Index±	4.34%	8.54%	4.39%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.43% for the Institutional Class shares, 0.68% for the Administrative shares, and 0.93% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of 12/31/20171§

Vanguard 500 Index Fund ‘Admiral’	21.6%
PIMCO Income Fund	13.6%
Vanguard Developed Markets Index Fund ‘Admiral’	11.6%
PIMCO Real Return Fund	10.0%
PIMCO Total Return Fund	8.5%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6.2%
PIMCO Real Return Asset Fund	5.4%
PIMCO High Yield Fund	5.0%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	4.5%
PIMCO Emerging Local Bond Fund	2.6%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equity securities benefited absolute performance, as U.S. large market capitalization equity securities posted positive returns.

»	Exposure to developed market ex U.S. equity securities benefited absolute performance, as developed market ex U.S. equity securities posted positive returns.

»	Exposure to emerging market equity securities benefited absolute performance, as emerging market equity securities posted positive returns.

»	Exposure to U.S. small market capitalization equity securities benefited absolute performance, as U.S. small market capitalization equity securities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as long-term TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2017	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® Blend 2020 Fund
Institutional Class	$1,000.00	$1,068.10	$0.21	$1,000.00	$1,024.87	$0.20	0.04%
Administrative Class	1,000.00	1,066.50	1.50	1,000.00	1,023.61	1.47	0.29
Class A	1,000.00	1,065.80	2.80	1,000.00	1,022.36	2.74	0.54
PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,076.20	$0.21	$1,000.00	$1,024.87	$0.20	0.04%
Administrative Class	1,000.00	1,074.70	1.51	1,000.00	1,023.61	1.47	0.29
Class A	1,000.00	1,073.90	2.81	1,000.00	1,022.36	2.74	0.54
PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,083.80	$0.26	$1,000.00	$1,024.82	$0.25	0.05%
Administrative Class	1,000.00	1,082.40	1.57	1,000.00	1,023.56	1.52	0.30
Class A	1,000.00	1,081.70	2.87	1,000.00	1,022.31	2.79	0.55
PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,089.10	$0.31	$1,000.00	$1,024.77	$0.30	0.06%
Administrative Class	1,000.00	1,087.60	1.62	1,000.00	1,023.51	1.57	0.31
Class A	1,000.00	1,086.50	2.93	1,000.00	1,022.26	2.84	0.56

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,092.30	$0.31	$1,000.00	$1,024.77	$0.30	0.06%
Administrative Class	1,000.00	1,091.80	1.63	1,000.00	1,023.51	1.57	0.31
Class A	1,000.00	1,089.10	2.93	1,000.00	1,022.26	2.84	0.56
PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,096.10	$0.32	$1,000.00	$1,024.77	$0.30	0.06%
Administrative Class	1,000.00	1,093.80	1.63	1,000.00	1,023.51	1.57	0.31
Class A	1,000.00	1,092.00	2.94	1,000.00	1,022.26	2.84	0.56
PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,096.90	$0.32	$1,000.00	$1,024.77	$0.30	0.06%
Administrative Class	1,000.00	1,094.60	1.63	1,000.00	1,023.51	1.57	0.31
Class A	1,000.00	1,094.80	2.94	1,000.00	1,022.26	2.84	0.56
PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,095.40	$0.32	$1,000.00	$1,024.77	$0.30	0.06%
Administrative Class	1,000.00	1,094.10	1.63	1,000.00	1,023.51	1.57	0.31
Class A	1,000.00	1,093.20	2.94	1,000.00	1,022.26	2.84	0.56
PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,062.50	$0.21	$1,000.00	$1,024.87	$0.20	0.04%
Administrative Class	1,000.00	1,060.20	1.50	1,000.00	1,023.61	1.47	0.29
Class A	1,000.00	1,058.70	2.79	1,000.00	1,022.36	2.74	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2017	27

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2020 Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.58	$0.16	$0.56	$0.72	$(0.19)	$0.00	$0.00	$(0.19)
06/30/2017	9.90	0.31	0.60	0.91	(0.23)	0.00	0.00	(0.23)
06/30/2016	9.97	0.32	(0.06)	0.26	(0.31)	(0.02)	0.00	(0.33)
12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	10.58	0.30	0.40	0.70	(0.18)	0.00	0.00	(0.18)
06/30/2017	9.90	0.27	0.62	0.89	(0.21)	0.00	0.00	(0.21)
06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)
12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	10.57	0.14	0.55	0.69	(0.16)	0.00	0.00	(0.16)
06/30/2017	9.91	0.33	0.53	0.86	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2025 Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.63	$0.16	$0.65	$0.81	$(0.17)	$0.00	$0.00	$(0.17)
06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)
06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	10.62	0.33	0.46	0.79	(0.16)	0.00	0.00	(0.16)
06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)
12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	10.62	0.13	0.65	0.78	(0.14)	0.00	0.00	(0.14)
06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)
06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.81	$0.16	$0.74	$0.90	$(0.20)	$(0.02)	$0.00	$(0.22)
06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)
06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	10.80	0.36	0.53	0.89	(0.20)	(0.02)	0.00	(0.22)
06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)
06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	10.78	0.13	0.75	0.88	(0.18)	(0.02)	0.00	(0.20)
06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)
06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.11	6.81%	$9,157	0.04	%*	0.04	%*	0.04	%*	0.04	%*	2.94	%*	28%
10.58	9.33	8,511	0.04		0.05		0.04		0.05		2.97		36
9.90	2.77	4,152	0.03		0.03		0.03		0.03		3.28		45
9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5

11.10	6.65	11,471	0.29	*	0.29	*	0.29	*	0.29	*	5.42	*	28
10.58	9.06	11	0.29		0.30		0.29		0.30		2.63		36
9.90	2.45	10	0.28		0.28		0.28		0.28		3.01		45
9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

11.10	6.58	3,085	0.54	*	0.54	*	0.54	*	0.54	*	2.50	*	28
10.57	8.73	2,394	0.54		0.55		0.54		0.55		3.12		36
9.91	2.29	10	0.53		0.53		0.53		0.53		2.81		45
9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$11.27	7.62%	$7,264	0.04	%*	0.04	%*	0.04	%*	0.04	%*	2.90	%*	21%
10.63	10.33	6,131	0.04		0.05		0.04		0.05		2.94		27
9.85	2.10	3,395	0.03		0.03		0.03		0.03		3.32		59
9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5

11.25	7.47	17,124	0.29	*	0.29	*	0.29	*	0.29	*	5.83	*	21
10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27
9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59
9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

11.26	7.39	4,860	0.54	*	0.54	*	0.54	*	0.54	*	2.43	*	21
10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27
9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59
9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$11.49	8.38%	$13,963	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.80	%*	7%
10.81	12.20	12,978	0.05		0.06		0.05		0.06		2.99		23
9.87	1.67	6,409	0.04		0.04		0.04		0.04		3.22		65
10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6

11.47	8.24	14,834	0.30	*	0.30	*	0.30	*	0.30	*	6.23	*	7
10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23
9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65
10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

11.46	8.17	3,812	0.55	*	0.55	*	0.55	*	0.55	*	2.36	*	7
10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23
9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65
10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

SEMIANNUAL REPORT	DECEMBER 31, 2017	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2035 Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.91	$0.15	$0.82	$0.97	$(0.23)	$0.00	$0.00	$(0.23)
06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)
06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	10.91	0.39	0.56	0.95	(0.22)	0.00	0.00	(0.22)
06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)
06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	10.94	0.13	0.81	0.94	(0.20)	0.00	0.00	(0.20)
06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)
06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class
07/01/2017 - 12/31/2017+	$11.00	$0.15	$0.86	$1.01	$(0.24)	$(0.02)	$0.00	$(0.26)
06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)
06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	10.99	0.40	0.60	1.00	(0.23)	(0.02)	0.00	(0.25)
06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)
06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	10.98	0.13	0.84	0.97	(0.21)	(0.02)	0.00	(0.23)
06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class
07/01/2017 - 12/31/2017+	$11.00	$0.15	$0.91	$1.06	$(0.24)	$0.00	$0.00	$(0.24)
06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)
06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	10.99	0.40	0.63	1.03	(0.23)	0.00	0.00	(0.23)
06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	10.99	0.12	0.89	1.01	(0.21)	0.00	0.00	(0.21)
06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)
06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.65	8.91%	$17,924	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.69	%*	9%
10.91	13.29	17,276	0.06		0.07		0.06		0.07		2.95		20
9.83	0.64	5,958	0.05		0.05		0.05		0.05		3.05		56
10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6

11.64	8.76	11,948	0.31	*	0.31	*	0.31	*	0.31	*	6.60	*	9
10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20
9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56
10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

11.68	8.65	4,098	0.56	*	0.56	*	0.56	*	0.56	*	2.28	*	9
10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20
9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56
10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

$11.75	9.23%	$25,124	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.62	%*	11%
11.00	13.73	24,381	0.06		0.07		0.06		0.07		3.16		15
9.84	0.48	3,509	0.05		0.05		0.05		0.05		2.90		43
10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

11.74	9.18	7,879	0.31	*	0.31	*	0.31	*	0.31	*	6.77	*	11
10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15
9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43
10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

11.72	8.91	5,215	0.56	*	0.56	*	0.56	*	0.56	*	2.19	*	11
10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15
9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43
10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

$11.82	9.61%	$39,280	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.56	%*	5%
11.00	14.12	36,311	0.06		0.07		0.06		0.07		3.27		10
9.79	(0.45)	3,415	0.05		0.05		0.05		0.05		2.84		41
10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6

11.79	9.38	7,395	0.31	*	0.31	*	0.31	*	0.31	*	6.81	*	5
10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10
9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41
10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

11.79	9.20	3,598	0.56	*	0.56	*	0.56	*	0.56	*	2.09	*	5
10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10
9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41
10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

SEMIANNUAL REPORT	DECEMBER 31, 2017	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2050 Fund
Institutional Class
07/01/2017 - 12/31/2017+	$11.05	$0.15	$0.92	$1.07	$(0.24)	$0.00	$0.00	$(0.24)
06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)
06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	11.04	0.42	0.62	1.04	(0.23)	0.00	0.00	(0.23)
06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)
06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	11.00	0.12	0.92	1.04	(0.21)	0.00	0.00	(0.21)
06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)
06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)
12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class
07/01/2017 - 12/31/2017+	$11.02	$0.15	$0.90	$1.05	$(0.31)	$0.00	$0.00	$(0.31)
06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)
06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	11.03	0.14	0.90	1.04	(0.30)	0.00	0.00	(0.30)
06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	10.98	0.11	0.91	1.02	(0.28)	0.00	0.00	(0.28)
06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)
06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend Income Fund
Institutional Class
07/01/2017 - 12/31/2017+	$10.54	$0.16	$0.50	$0.66	$(0.16)	$0.00	$0.00	$(0.16)
06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)
06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)
12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)
Administrative Class
07/01/2017 - 12/31/2017+	10.55	0.29	0.34	0.63	(0.14)	0.00	0.00	(0.14)
06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)
06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)
12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class A
07/01/2017 - 12/31/2017+	10.52	0.14	0.48	0.62	(0.14)	0.00	0.00	(0.14)
06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)
06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)
12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.88	9.69%	$48,945	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.54	%*	3%
11.05	14.40	43,554	0.06		0.07		0.06		0.07		3.26		10
9.82	(0.40)	3,934	0.05		0.05		0.05		0.05		2.86		38
10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

11.85	9.46	10,326	0.31	*	0.31	*	0.31	*	0.31	*	7.07	*	3
11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10
9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38
10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

11.83	9.48	3,706	0.56	*	0.56	*	0.56	*	0.56	*	2.03	*	3
11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10
9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38
10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$11.76	9.54%	$8,319	0.06	%*	0.07	%*	0.06	%*	0.07	%*	2.59	%*	3%
11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14
9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38
10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5

11.77	9.41	40	0.31	*	0.32	*	0.31	*	0.32	*	2.36	*	3
11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14
9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38
10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

11.72	9.32	1,897	0.56	*	0.57	*	0.56	*	0.57	*	1.99	*	3
10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14
9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38
10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

$11.04	6.25%	$6,509	0.04	%*	0.04	%*	0.04	%*	0.04	%*	2.97	%*	18%
10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30
9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41
9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4

11.04	6.02	13,349	0.29	*	0.29	*	0.29	*	0.29	*	5.17	*	18
10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30
9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41
9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

11.00	5.87	2,924	0.54	*	0.54	*	0.54	*	0.54	*	2.65	*	18
10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30
9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41
9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2017	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Assets:
Investments, at value
Investments in securities	$10,255	$15,120	$19,508	$22,736
Investments in Affiliates	13,176	13,265	12,761	10,862
Financial Derivative Instruments
Exchange-traded or centrally cleared	12	10	0	0
Over the counter	23	29	32	33
Cash	60	479	231	122
Receivable for investments sold	852	772	603	532
Receivable for investments in Affiliates sold	0	59	0	0
Receivable for Fund shares sold	17	10	21	27
Dividends receivable from Affiliates	30	32	31	29
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	24,425	29,776	33,187	34,341

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$3	$2	$0	$0
Over the counter	3	3	5	6
Payable for investments purchased	1	0	0	1
Payable for investments in Affiliates purchased	701	517	567	359
Payable for Fund shares redeemed	0	0	0	0
Accrued investment advisory fees	0	0	1	1
Accrued supervisory and administrative fees	1	2	1	1
Accrued distribution fees	2	3	3	2
Accrued servicing fees	1	1	1	1
Other liabilities	0	0	0	0
Total Liabilities	712	528	578	371

Net Assets	$23,713	$29,248	$32,609	$33,970

Net Assets Consist of:
Paid in capital	$22,679	$28,199	$30,456	$31,431
Undistributed (overdistributed) net investment income	(100)	(109)	(107)	(151)
Accumulated undistributed net realized gain (loss)	9	(43)	43	86
Net unrealized appreciation (depreciation)	1,125	1,201	2,217	2,604

Net Assets	$23,713	$29,248	$32,609	$33,970

Cost of investments in securities	$9,311	$14,060	$17,521	$20,329
Cost of investments in Affiliates	$12,997	$13,134	$12,557	$10,692
Cost or premiums of financial derivative instruments, net	$27	$24	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$27,579	$38,206	$49,258	$7,978	$9,379
9,778	10,974	12,981	2,051	13,179

0	0	0	0	10
37	48	60	9	22
293	377	106	84	9
110	788	396	46	140
500	0	0	0	0
49	101	190	91	51
28	30	34	5	30
0	0	1	0	0
38,374	50,524	63,026	10,264	22,820

$0	$0	$0	$0	$2
5	6	8	1	2
0	205	0	0	0
145	30	34	5	30
0	4	0	1	0
1	1	1	0	0
2	2	2	1	1
1	1	2	0	2
1	1	1	0	1
1	1	1	0	0
156	251	49	8	38

$38,218	$50,273	$62,977	$10,256	$22,782

$35,238	$46,242	$58,048	$9,173	$22,122
(150)	(190)	(278)	(87)	(73)
96	136	172	(9)	(14)
3,034	4,085	5,035	1,179	747

$38,218	$50,273	$62,977	$10,256	$22,782

$24,710	$34,283	$44,394	$6,836	$8,754
$9,644	$10,855	$12,861	$2,022	$13,063
$0	$0	$0	$0	$22

SEMIANNUAL REPORT	DECEMBER 31, 2017	35

Statements of Assets and Liabilities (Cont.)

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Net Assets:
Institutional Class	$9,157	$7,264	$13,963	$17,924
Administrative Class	11,471	17,124	14,834	11,948
Class A	3,085	4,860	3,812	4,098

Shares Issued and Outstanding:
Institutional Class	824	644	1,216	1,539
Administrative Class	1,034	1,522	1,292	1,027
Class A	278	432	333	351

Net Asset Value Per Share Outstanding:
Institutional Class	$11.11	$11.27	$11.49	$11.65
Administrative Class	11.10	11.25	11.47	11.64
Class A	11.10	11.26	11.46	11.68

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$25,124	$39,280	$48,945	$8,319	$6,509
7,879	7,395	10,326	40	13,349
5,215	3,598	3,706	1,897	2,924

2,137	3,324	4,121	707	590
671	627	871	3	1,208
445	305	314	162	266

$11.75	$11.82	$11.88	$11.76	$11.04
11.74	11.79	11.85	11.77	11.04
11.72	11.79	11.83	11.72	11.00

SEMIANNUAL REPORT	DECEMBER 31, 2017	37

Statements of Operations

Six Months Ended December 31, 2017
(Amounts in thousands†)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Investment Income:
Dividends	$96	$129	$181	$223
Dividends from Investments in Affiliates	127	109	132	132
Total Income	223	238	313	355

Expenses:
Investment advisory fees	1	1	2	3
Supervisory and administrative fees	5	7	6	7
Distribution and/or servicing fees - Administrative Class	2	3	3	2
Servicing fees - Class A	3	5	4	4
Trustee fees	0	0	0	1
Miscellaneous expense	0	1	1	1
Total Expenses	11	17	16	18
Waiver and/or Reimbursement by PIMCO	0	0	0	(1)
Net Expenses	11	17	16	17

Net Investment Income (Loss)	212	221	297	338

Net Realized Gain (Loss):
Investments in securities	30	27	19	35
Investments in Affiliates	(7)	(3)	(1)	(1)
Net capital gain distributions received from Affiliate investments	19	27	24	18
Exchange-traded or centrally cleared financial derivative instruments	(8)	(28)	(15)	(6)
Over the counter financial derivative instruments	24	21	41	56

Net Realized Gain (Loss)	58	44	68	102

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	565	690	1,131	1,496
Investments in Affiliates	75	61	75	61
Exchange-traded or centrally cleared financial derivative instruments	(12)	(10)	3	3
Over the counter financial derivative instruments	8	15	6	(1)

Net Change in Unrealized Appreciation (Depreciation)	636	756	1,215	1,559

Net Increase (Decrease) in Net Assets Resulting from Operations	$906	$1,021	$1,580	$1,999

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$301	$414	$517	$89	$74
150	164	182	33	102
451	578	699	122	176

5	6	8	2	1
10	8	10	3	3
1	2	2	0	3
6	4	4	2	2
1	1	1	0	0
1	1	1	1	0
24	22	26	8	9
(1)	(1)	(1)	0	0
23	21	25	8	9

428	557	674	114	167

104	48	36	4	13
(1)	(1)	(1)	0	(6)
16	14	15	2	13
(2)	(1)	0	(3)	(20)
79	106	134	22	12

196	166	184	25	12

2,123	3,093	3,840	694	379
66	75	79	15	53
2	2	2	2	(9)
(10)	(14)	(15)	(4)	13

2,181	3,156	3,906	707	436

$2,805	$3,879	$4,764	$846	$615

SEMIANNUAL REPORT	DECEMBER 31, 2017	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2020 Fund		PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands†)	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$212	$191	$221	$169	$297	$277	$338	$277
Net realized gain (loss)	58	(36)	44	(39)	68	32	102	(5)
Net change in unrealized appreciation (depreciation)	636	430	756	439	1,215	742	1,559	874

Net Increase (Decrease) in Net Assets Resulting from Operations	906	585	1,021	569	1,580	1,051	1,999	1,146

Distributions to Shareholders:
From net investment income
Institutional Class	(154)	(133)	(105)	(100)	(242)	(185)	(349)	(154)
Administrative Class	(147)	0	(195)	0	(195)	(1)	(186)	0
Class A	(44)	(14)	(60)	(19)	(57)	(4)	(70)	(5)
From net realized capital gains
Institutional Class	0	0	0	0	(25)	0	0	0
Administrative Class	0	0	0	0	(26)	0	0	0
Class A	0	0	0	0	(7)	0	0	0

Total Distributions(a)	(345)	(147)	(360)	(119)	(552)	(190)	(605)	(159)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	12,236	6,306	18,529	6,170	15,446	8,829	11,970	13,641

Total Increase (Decrease) in Net Assets	12,797	6,744	19,190	6,620	16,474	9,690	13,364	14,628

Net Assets:
Beginning of period	10,916	4,172	10,058	3,438	16,135	6,445	20,606	5,978
End of period*	$23,713	$10,916	$29,248	$10,058	$32,609	$16,135	$33,970	$20,606

* Including undistributed (overdistributed) net investment income of:	$(100)	$33	$(109)	$30	$(107)	$90	$(151)	$116

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund		PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend Income Fund

Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017

$428	$281	$557	$323	$674	$377	$114	$122	$167	$144
196	(24)	166	(27)	184	(20)	25	(15)	12	(26)
2,181	863	3,156	964	3,906	1,135	707	508	436	310

2,805	1,120	3,879	1,260	4,764	1,492	846	615	615	428

(505)	(106)	(769)	(94)	(960)	(108)	(209)	(66)	(90)	(102)
(130)	(1)	(123)	(1)	(174)	0	(1)	(1)	(133)	(1)
(95)	(4)	(63)	0	(65)	(1)	(45)	(2)	(32)	(11)

(52)	0	0	0	0	0	0	0	0	0
(17)	0	0	0	0	0	0	0	0	0
(11)	0	0	0	0	0	0	0	0	0

(810)	(111)	(955)	(95)	(1,199)	(109)	(255)	(69)	(255)	(114)

6,505	25,134	7,907	34,813	12,397	41,575	1,295	4,365	14,660	4,011

8,500	26,143	10,831	35,978	15,962	42,958	1,886	4,911	15,020	4,325

29,718	3,575	39,442	3,464	47,015	4,057	8,370	3,459	7,762	3,437
$38,218	$29,718	$50,273	$39,442	$62,977	$47,015	$10,256	$8,370	$22,782	$7,762

$(150)	$152	$(190)	$208	$(278)	$247	$(87)	$54	$(73)	$15

SEMIANNUAL REPORT	DECEMBER 31, 2017	41

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 43.2%

MUTUAL FUNDS 43.2%
Vanguard 500 Index Fund ‘Admiral’	22,277	$5,499
Vanguard Developed Markets Index Fund ‘Admiral’	205,135	2,956
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	30,525	1,165
Vanguard Small-Cap Index Fund ‘Admiral’	8,969	635

Total Mutual Funds (Cost $9,311)		10,255

Total Investments in Securities (Cost $9,311)		10,255

INVESTMENTS IN AFFILIATES 55.6%

MUTUAL FUNDS (a) 52%
PIMCO Emerging Local Bond Fund	71,539	541
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	111,650	1,191
PIMCO High Yield Fund	121,963	1,093
PIMCO Income Fund	233,820	2,902
PIMCO Long Duration Total Return Fund	63,205	696
PIMCO Long-Term Credit Fund	56,396	696

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	170,577	$1,468
PIMCO Real Return Fund	174,427	1,929
PIMCO Total Return Fund	175,638	1,804

Total Mutual Funds (Cost $12,141)		12,320

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%
PIMCO Short-Term Floating NAV Portfolio III	86,546	856

Total Short-Term Instruments (Cost $856)		856

Total Investments in Affiliates (Cost $12,997)		13,176

Total Investments 98.8% (Cost $22,308)		$23,431

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $27)		29

Other Assets and Liabilities, net 1.1%		253

Net Assets 100.0%		$23,713

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,000.000	06/15/2018	5	500	$20	$3
Put - CBOE S&P 500	1,950.000	09/21/2018	2	200	6	3
Put - CBOE S&P 500	2,075.000	09/21/2018	3	300	13	6

					$39	$12

Total Purchased Options					$39	$12

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,675.000	06/15/2018	5	500	$(7)	$(1)
Put - CBOE S&P 500	1,725.000	09/21/2018	3	300	(5)	(2)

					$(12)	$(3)

Total Written Options					$(12)	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$12	$0	$0	$12	$ (3)	$0	$0	$ (3)

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	21	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$207	$0	$(2)	$0	$(2)
CBK	Receive	BCOMTR Index	2,504	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	429	0	21	21	0
GST	Receive	DWRTFT Index	34	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	331	0	(1)	0	(1)
JPM	Receive	BCOMTR Index	200	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	35	0	2	2	0
MYI	Receive	DWRTFT Index	11	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018	107	0	0	0	0

								$0	$20	$23	$(3)

Total Swap Agreements								$0	$20	$23	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(2)	$(2)	$(2)	$0	$(2)
CBK	0	0	21	21	0	0	0	0	21	0	21
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	0	0	2	2	0	0	0	0	2	0	2

Total Over the Counter	$0	$0	$23	$23	$0	$0	$(3)	$(3)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$12	$0	$0	$12

Over the counter
Swap Agreements	$23	$0	$0	$0	$0	$23

	$23	$0	$12	$0	$0	$35

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$0	$0	$3	$0	$0	$3

	$0	$0	$6	$0	$0	$6

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	43

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund (Cont.)

December 31, 2017 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(7)	$0	$0	$(7)
Written Options	0	0	1	0	0	1
Futures	0	0	(3)	0	1	(2)

	$0	$0	$(9)	$0	$1	$(8)

Over the counter
Swap Agreements	$6	$0	$18	$0	$0	$24

	$6	$0	$9	$0	$1	$16

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(19)	$0	$0	$(19)
Written Options	0	0	7	0	0	7

	$0	$0	$(12)	$0	$0	$(12)

Over the counter
Swap Agreements	$18	$0	$(10)	$0	$0	$8

	$18	$0	$(22)	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$10,255	$0	$0	$10,255

	$10,255	$0	$0	$10,255

Investments in Affiliates, at Value
Mutual Funds	12,320	0	0	12,320
Short-Term Instruments
Central Funds Used for Cash Management Purposes	856	0	0	856

	$13,176	$0	$0	$13,176

Total Investments	$23,431	$0	$0	$23,431

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12
Over the counter	0	23	0	23

	$0	$35	$0	$35

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3)	0	(3)
Over the counter	0	(3)	0	(3)

	$0	$(6)	$0	$(6)

Total Financial Derivative Instruments	$0	$29	$0	$29

Totals	$23,431	$29	$0	$23,460

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 51.7%

MUTUAL FUNDS 51.7%
Vanguard 500 Index Fund ‘Admiral’	32,732	$8,079
Vanguard Developed Markets Index Fund ‘Admiral’	302,291	4,356
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	45,687	1,744
Vanguard Small-Cap Index Fund ‘Admiral’	13,289	941

Total Mutual Funds (Cost $14,060)		15,120

Total Investments in Securities (Cost $14,060)		15,120

INVESTMENTS IN AFFILIATES 45.4%

MUTUAL FUNDS (a) 43.4%
PIMCO Emerging Local Bond Fund	79,439	601
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	71,523	763
PIMCO High Yield Fund	131,644	1,179
PIMCO Income Fund	225,593	2,800
PIMCO Long Duration Total Return Fund	101,800	1,121
PIMCO Long-Term Credit Fund	90,967	1,123

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	256,684	$2,210
PIMCO Real Return Fund	112,168	1,241
PIMCO Total Return Fund	157,873	1,621

Total Mutual Funds (Cost $12,528)		12,659

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio III	61,344	606

Total Short-Term Instruments (Cost $606)		606

Total Investments in Affiliates (Cost $13,134)		13,265

Total Investments 97.1% (Cost $27,194)		$28,385

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $24)		34

Other Assets and Liabilities, net 2.8%		829

Net Assets 100.0%		$29,248

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,000.000	06/15/2018	5	500	$20	$3
Put - CBOE S&P 500	1,950.000	09/21/2018	2	200	6	3
Put - CBOE S&P 500	2,075.000	09/21/2018	2	200	9	4

					$35	$10

Total Purchased Options					$35	$10

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,675.000	06/15/2018	5	500	$(8)	$(1)
Put - CBOE S&P 500	1,725.000	09/21/2018	2	200	(3)	(1)

					$(11)	$(2)

Total Written Options					$(11)	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$10	$0	$0	$10	$ (2)	$0	$0	$ (2)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	45

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund (Cont.)

(c) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	27	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$266	$0	$(3)	$0	$(3)
CBK	Pay	BCOMTR Index	3,309	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	567	0	28	28	0
GST	Receive	DWRTFT Index	40	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	390	0	0	0	0
JPM	Receive	BCOMTR Index	41	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	7	0	0	0	0
MYI	Receive	DWRTFT Index	29	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018	281	0	1	1	0

								$0	$26	$29	$(3)

Total Swap Agreements								$0	$26	$29	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(3)	$(3)	$(3)	$0	$(3)
CBK	0	0	28	28	0	0	0	0	28	0	28
MYI	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$29	$29	$0	$0	$(3)	$(3)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10

Over the counter
Swap Agreements	$28	$0	$1	$0	$0	$29

	$28	$0	$11	$0	$0	$39

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$0	$0	$3	$0	$0	$3

	$0	$0	$5	$0	$0	$5

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(7)	$0	$0	$(7)
Written Options	0	0	1	0	0	1
Futures	0	0	(21)	0	(1)	(22)

	$0	$0	$(27)	$0	$(1)	$(28)

Over the counter
Swap Agreements	$3	$0	$18	$0	$0	$21

	$3	$0	$(9)	$0	$(1)	$(7)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(16)	$0	$0	$(16)
Written Options	0	0	6	0	0	6

	$0	$0	$(10)	$0	$0	$(10)

Over the counter
Swap Agreements	$24	$0	$(9)	$0	$0	$15

	$24	$0	$(19)	$0	$0	$5

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$15,120	$0	$0	$15,120

	$15,120	$0	$0	$15,120

Investments in Affiliates, at Value
Mutual Funds	12,659	0	0	12,659
Short-Term Instruments
Central Funds Used for Cash Management Purposes	606	0	0	606

	$13,265	$0	$0	$13,265

Total Investments	$28,385	$0	$0	$28,385

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$10	$0	$10
Over the counter	0	29	0	29

	$0	$39	$0	$39

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(2)	$0	$(2)
Over the counter	0	(3)	0	(3)

	$0	$(5)	$0	$(5)

Total Financial Derivative Instruments	$0	$34	$0	$34

Totals	$28,385	$34	$0	$28,419

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	47

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 59.8%

MUTUAL FUNDS 59.8%
Vanguard 500 Index Fund ‘Admiral’	42,259	$10,430
Vanguard Developed Markets Index Fund ‘Admiral’	387,299	5,581
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	59,692	2,279
Vanguard Small-Cap Index Fund ‘Admiral’	17,202	1,218

Total Mutual Funds (Cost $17,521)		19,508

Total Investments in Securities (Cost $17,521)		19,508

INVESTMENTS IN AFFILIATES 39.2%

MUTUAL FUNDS (a) 34.5%
PIMCO Emerging Local Bond Fund	87,965	665
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	38,509	411
PIMCO High Yield Fund	145,831	1,307
PIMCO Income Fund	211,485	2,625
PIMCO Long Duration Total Return Fund	96,608	1,064
PIMCO Long-Term Credit Fund	86,187	1,064

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	247,897	$2,134
PIMCO Real Return Fund	59,751	661
PIMCO Total Return Fund	127,692	1,311

Total Mutual Funds (Cost $11,038)		11,242

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio III	153,666	1,519

Total Short-Term Instruments (Cost $1,519)		1,519

Total Investments in Affiliates (Cost $12,557)		12,761

Total Investments 99.0% (Cost $30,078)		$32,269

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		27

Other Assets and Liabilities, net 1.0%		313

Net Assets 100.0%		$32,609

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	43	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$423	$0	$(4)	$0	$(4)
CBK	Receive	BCOMTR Index	3,160	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	542	0	27	27	0
GST	Receive	DWRTFT Index	68	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	662	0	(1)	0	(1)
JPM	Receive	BCOMTR Index	574	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	99	0	5	5	0
MYI	Receive	DWRTFT Index	14	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018	136	0	0	0	0

								$0	$27	$32	$(5)

Total Swap Agreements								$0	$27	$32	$(5)

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)
CBK	0	0	27	27	0	0	0	0	27	0	27
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	0	0	5	5	0	0	0	0	5	0	5

Total Over the Counter	$0	$0	$32	$32	$0	$0	$(5)	$(5)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$32	$0	$0	$0	$0	$32

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$5	$0	$0	$5

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(20)	$0	$0	$(20)
Written Options	0	0	15	0	0	15
Futures	0	0	(9)	0	(1)	(10)

	$0	$0	$(14)	$0	$(1)	$(15)

Over the counter
Swap Agreements	$8	$0	$33	$0	$0	$41

	$8	$0	$19	$0	$(1)	$26

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared Purchased Options	$0	$0	$15	$0	$0	$15
Written Options	0	0	(12)	0	0	(12)

	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$25	$0	$(19)	$0	$0	$6

	$25	$0	$(16)	$0	$0	$9

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	49

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund (Cont.)

December 31, 2017 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$19,508	$0	$0	$19,508

	$19,508	$0	$0	$19,508

Investments in Affiliates, at Value
Mutual Funds	11,242	0	0	11,242
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,519	0	0	1,519

	$12,761	$0	$0	$12,761

Total Investments	$32,269	$0	$0	$32,269

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$32	$0	$32

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(5)	$0	$(5)

Total Financial Derivative Instruments	$0	$27	$0	$27

Totals	$32,269	$27	$0	$32,296

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 66.9%

MUTUAL FUNDS 66.9%
Vanguard 500 Index Fund ‘Admiral’	49,435	$12,202
Vanguard Developed Markets Index Fund ‘Admiral’	447,444	6,448
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	69,897	2,669
Vanguard Small-Cap Index Fund ‘Admiral’	20,036	1,417

Total Mutual Funds (Cost $20,330)		22,736

Total Investments in Securities (Cost $20,329)		22,736

INVESTMENTS IN AFFILIATES 32.0%

MUTUAL FUNDS (a) 26.9%
PIMCO Emerging Local Bond Fund	90,764	687
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	28,201	301

	SHARES	MARKET VALUE (000S)
PIMCO High Yield Fund	146,175	$1,310
PIMCO Income Fund	192,760	2,392
PIMCO Long Duration Total Return Fund	70,326	774
PIMCO Long-Term Credit Fund	62,839	776
PIMCO Real Return Asset Fund	158,935	1,368
PIMCO Real Return Fund	43,973	486
PIMCO Total Return Fund	102,375	1,051

Total Mutual Funds (Cost $8,976)		9,145

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%
PIMCO Short-Term Floating NAV Portfolio III	173,661	$1,717

Total Short-Term Instruments (Cost $1,716)		1,717

Total Investments in Affiliates (Cost $10,692)		10,862

Total Investments 98.9% (Cost $31,021)		$33,598

Financial Derivative Instruments (b) 0.1% (Cost or Premiums, net $0)		27

Other Assets and Liabilities, net 1.0%		345

Net Assets 100.0%		$33,970

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	43	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$424	$0	$(5)	$0	$(5)
CBK	Receive	BCOMTR Index	3,638	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	624	0	30	30	0
GST	Receive	DWRTFT Index	95	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	925	0	(1)	0	(1)
JPM	Receive	BCOMTR Index	334	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	57	0	3	3	0
MYI	Receive	DWRTFT Index	4	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018	39	0	0	0	0

								$0	$27	$33	$(6)

Total Swap Agreements								$0	$27	$33	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(5)	$(5)	$(5)	$0	$(5)
CBK	0	0	30	30	0	0	0	0	30	0	30
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	0	0	3	3	0	0	0	0	3	0	3

Total Over the Counter	$0	$0	$33	$33	$0	$0	$(6)	$(6)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	51

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund (Cont.)

December 31, 2017 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$33	$0	$0	$0	$0	$33

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$6	$0	$0	$6

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(20)	$0	$0	$(20)
Written Options	0	0	15	0	0	15
Futures	0	0	(1)	0	0	(1)

	$0	$0	$(6)	$0	$0	$(6)

Over the counter
Swap Agreements	$13	$0	$43	$0	$0	$56

	$13	$0	$37	$0	$0	$50

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$15	$0	$0	$15
Written Options	0	0	(12)	0	0	(12)

	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$25	$0	$(26)	$0	$0	$(1)

	$25	$0	$(23)	$0	$0	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$22,736	$0	$0	$22,736

	$22,736	$0	$0	$22,736

Investments in Affiliates, at Value
Mutual Funds	9,145	0	0	9,145
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,717	0	0	1,717

	$10,862	$0	$0	$10,862

Total Investments	$33,598	$0	$0	$33,598

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$33	$0	$33

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(6)	$0	$(6)

Total Financial Derivative Instruments	$0	$27	$0	$27

Totals	$33,598	$27	$0	$33,625

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.1%

MUTUAL FUNDS 72.1%
Vanguard 500 Index Fund ‘Admiral’	60,217	$14,863
Vanguard Developed Markets Index Fund ‘Admiral’	538,852	7,765
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	85,668	3,271
Vanguard Small-Cap Index Fund ‘Admiral’	23,737	1,680

Total Mutual Funds (Cost $24,710)		27,579

Total Investments in Securities (Cost $24,710)		27,579

INVESTMENTS IN AFFILIATES 25.6%

MUTUAL FUNDS (a) 21.1%
PIMCO Emerging Local Bond Fund	90,397	683
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	26,637	284
PIMCO High Yield Fund	149,842	1,343
PIMCO Income Fund	174,299	2,163
PIMCO Long Duration Total Return Fund	61,060	672
PIMCO Long-Term Credit Fund	54,561	674

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	113,476	$977
PIMCO Real Return Fund	45,848	507
PIMCO Total Return Fund	73,575	756

Total Mutual Funds (Cost $7,925)		8,059

SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%
PIMCO Short-Term Floating NAV Portfolio III	173,914	1,719

Total Short-Term Instruments (Cost $1,719)		1,719

Total Investments in Affiliates (Cost $9,644)		9,778

Total Investments 97.7% (Cost $34,354)		$37,357

Financial Derivative Instruments (b) 0.1% (Cost or Premiums, net $0)		32

Other Assets and Liabilities, net 2.2%		829

Net Assets 100.0%		$38,218

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	32	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$315	$0	$(3)	$0	$(3)
CBK	Receive	BCOMTR Index	4,413	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	757	0	37	37	0
GST	Receive	DWRTFT Index	141	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	1,374	0	(2)	0	(2)
JPM	Receive	BCOMTR Index	48	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	8	0	0	0	0

								$0	$32	$37	$(5)

Total Swap Agreements								$0	$32	$37	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(3)	$(3)	$(3)	$0	$(3)
CBK	0	0	37	37	0	0	0	0	37	0	37
GST	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

Total Over the Counter	$0	$0	$37	$37	$0	$0	$(5)	$(5)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	53

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund (Cont.)

December 31, 2017 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$37	$0	$0	$0	$0	$37

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$5	$0	$0	$5

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	8	0	0	8

	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$21	$0	$58	$0	$0	$79

	$21	$0	$56	$0	$0	$77

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$25	$0	$(35)	$0	$0	$(10)

	$25	$0	$(33)	$0	$0	$(8)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$27,579	$0	$0	$27,579

	$27,579	$0	$0	$27,579

Investments in Affiliates, at Value
Mutual Funds	8,059	0	0	8,059
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,719	0	0	1,719

	$9,778	$0	$0	$9,778

Total Investments	$37,357	$0	$0	$37,357

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$37	$0	$37

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(5)	$0	$(5)

Total Financial Derivative Instruments	$0	$32	$0	$32

Totals	$37,357	$32	$0	$37,389

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.0%

MUTUAL FUNDS 76.0%
Vanguard 500 Index Fund ‘Admiral’	83,498	$20,609
Vanguard Developed Markets Index Fund ‘Admiral’	742,719	10,703
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	119,131	4,548
Vanguard Small-Cap Index Fund ‘Admiral’	33,151	2,346

Total Mutual Funds (Cost $34,283)		38,206

Total Investments in Securities (Cost $34,283)		38,206

INVESTMENTS IN AFFILIATES 21.8%

MUTUAL FUNDS (a) 16.8%
PIMCO Emerging Local Bond Fund	100,037	756
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	34,655	370
PIMCO High Yield Fund	165,825	1,486
PIMCO Income Fund	178,705	2,218
PIMCO Long Duration Total Return Fund	55,434	610
PIMCO Long-Term Credit Fund	49,533	612

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	129,197	$1,112
PIMCO Real Return Fund	54,392	602
PIMCO Total Return Fund	66,261	680

Total Mutual Funds (Cost $8,327)		8,446

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short-Term Floating NAV Portfolio III	255,708	2,528

Total Short-Term Instruments (Cost $2,528)		2,528

Total Investments in Affiliates (Cost $10,855)		10,974

Total Investments 97.8% (Cost $45,138)		$49,180

Financial Derivative Instruments (b) 0.1% (Cost or Premiums, net $0)		42

Other Assets and Liabilities, net 2.1%		1,051

Net Assets 100.0%		$50,273

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	36	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$355	$0	$(4)	$0	$(4)
CBK	Pay	BCOMTR Index	5,739	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	984	0	48	48	0
GST	Receive	DWRTFT Index	204	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	1,987	0	(2)	0	(2)

								$0	$42	$48	$(6)

Total Swap Agreements								$0	$42	$48	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)
CBK	0	0	48	48	0	0	0	0	48	0	48
GST	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

Total Over the Counter	$0	$0	$48	$48	$0	$0	$(6)	$(6)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	55

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund (Cont.)

December 31, 2017 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$48	$0	$0	$0	$0	$48

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$6	$0	$0	$6

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	8	0	0	8
Futures	0	0	1	0	0	1

	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$26	$0	$80	$0	$0	$106

	$26	$0	$79	$0	$0	$105

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$33	$0	$(47)	$0	$0	$(14)

	$33	$0	$(45)	$0	$0	$(12)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$38,206	$0	$0	$38,206

	$38,206	$0	$0	$38,206

Investments in Affiliates, at Value
Mutual Funds	8,446	0	0	8,446
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,528	0	0	2,528

	$10,974	$0	$0	$10,974

Total Investments	$49,180	$0	$0	$49,180

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$48	$0	$48

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(6)	$0	$(6)

Total Financial Derivative Instruments	$0	$42	$0	$42

Totals	$49,180	$42	$0	$49,222

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.2%

MUTUAL FUNDS 78.2%
Vanguard 500 Index Fund ‘Admiral’	107,696	$26,582
Vanguard Developed Markets Index Fund ‘Admiral’	950,439	13,696
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	153,054	5,844
Vanguard Small-Cap Index Fund ‘Admiral’	44,311	3,136

Total Mutual Funds (Cost $44,394)		49,258

Total Investments in Securities (Cost $44,394)		49,258

INVESTMENTS IN AFFILIATES 20.6%

MUTUAL FUNDS (a) 14.7%
PIMCO Emerging Local Bond Fund	118,078	893
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	40,899	436
PIMCO High Yield Fund	195,724	1,754
PIMCO Income Fund	186,794	2,318
PIMCO Long Duration Total Return Fund	57,631	635
PIMCO Long-Term Credit Fund	51,496	636

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	149,242	$1,285
PIMCO Real Return Fund	65,580	725
PIMCO Total Return Fund	55,052	565

Total Mutual Funds (Cost $9,127)		9,247

SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%
PIMCO Short-Term Floating NAV Portfolio III	377,765	3,734

Total Short-Term Instruments (Cost $3,734)		3,734

Total Investments in Affiliates (Cost $12,861)		12,981

Total Investments 98.8% (Cost $57,255)		$62,239

Financial Derivative Instruments (b) 0.1% (Cost or Premiums, net $0)		52

Other Assets and Liabilities, net 1.1%		686

Net Assets 100.0%		$62,977

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	51	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$502	$0	$(5)	$0	$(5)
CBK	Receive	BCOMTR Index	7,159	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	1,227	0	60	60	0
GST	Receive	DWRTFT Index	256	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	2,494	0	(3)	0	(3)

								$0	$52	$60	$(8)

Total Swap Agreements								$0	$52	$60	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(5)	$(5)	$(5)	$0	$(5)
CBK	0	0	60	60	0	0	0	0	60	0	60
GST	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)

Total Over the Counter	$0	$0	$60	$60	$0	$0	$(8)	$(8)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	57

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund (Cont.)

December 31, 2017 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$60	$0	$0	$0	$0	$60

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	8	0	0	8
Futures	0	0	2	0	0	2

	$0	$0	$0	$0	$0	$0

Over the counter
Swap Agreements	$33	$0	$101	$0	$0	$134

	$33	$0	$101	$0	$0	$134

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$42	$0	$(57)	$0	$0	$(15)

	$42	$0	$(55)	$0	$0	$(13)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$49,258	$0	$0	$49,258

	$49,258	$0	$0	$49,258

Investments in Affiliates, at Value
Mutual Funds	9,247	0	0	9,247
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,734	0	0	3,734

	$12,981	$0	$0	$12,981

Total Investments	$62,239	$0	$0	$62,239

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$60	$0	$60

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(8)	$0	$(8)

Total Financial Derivative Instruments	$0	$52	$0	$52

Totals	$62,239	$52	$0	$62,291

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.8%

MUTUAL FUNDS 77.8%
Vanguard 500 Index Fund ‘Admiral’	17,437	$4,304
Vanguard Developed Markets Index Fund ‘Admiral’	154,187	2,222
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	24,780	946
Vanguard Small-Cap Index Fund ‘Admiral’	7,154	506

Total Mutual Funds (Cost $6,836)		7,978

Total Investments in Securities (Cost $6,836)		7,978

INVESTMENTS IN AFFILIATES 20.0%

MUTUAL FUNDS (a) 14.1%
PIMCO Emerging Local Bond Fund	18,251	138
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6,084	65
PIMCO High Yield Fund	31,197	279
PIMCO Income Fund	29,791	370
PIMCO Long Duration Total Return Fund	8,408	93
PIMCO Long-Term Credit Fund	7,515	93

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	23,835	$205
PIMCO Real Return Fund	9,866	109
PIMCO Total Return Fund	8,849	91

Total Mutual Funds (Cost $1,414)		1,443

SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%
PIMCO Short-Term Floating NAV Portfolio III	61,492	608

Total Short-Term Instruments (Cost $608)		608

Total Investments in Affiliates (Cost $2,022)		2,051

Total Investments 97.8% (Cost $8,858)		$10,029

Financial Derivative Instruments (b) 0.1% (Cost or Premiums, net $0)		8

Other Assets and Liabilities, net 2.1%		219

Net Assets 100.0%		$10,256

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	BCOMTR Index	1,098	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	$188	$0	$9	$9	$0
GST	Receive	DWRTFT Index	50	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	487	0	(1)	0	(1)

								$0	$8	$9	$(1)

Total Swap Agreements								$0	$8	$9	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$9	$9	$0	$0	$0	$0	$9	$0	$9
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$9	$9	$0	$0	$(1)	$(1)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	59

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund (Cont.)

December 31, 2017 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$9	$0	$0	$0	$0	$9

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$1	$0	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	7	0	0	7

	$0	$0	$(3)	$0	$0	$(3)

Over the counter
Swap Agreements	$6	$0	$16	$0	$0	$22

	$6	$0	$13	$0	$0	$19

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$8	$0	$0	$8
Written Options	0	0	(6)	0	0	(6)

	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$5	$0	$(9)	$0	$0	$(4)

	$5	$0	$(7)	$0	$0	$(2)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$7,978	$0	$0	$7,978

	$7,978	$0	$0	$7,978

Investments in Affiliates, at Value
Mutual Funds	1,443	0	0	1,443
Short-Term Instruments
Central Funds Used for Cash Management Purposes	608	0	0	608

	$2,051	$0	$0	$2,051

Total Investments	$10,029	$0	$0	$10,029

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Over the counter	$0	$9	$0	$9

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$8	$0	$8

Totals	$10,029	$8	$0	$10,037

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend Income Fund

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 41.2%

MUTUAL FUNDS 39.9%
Vanguard 500 Index Fund ‘Admiral’	19,760	$4,877
Vanguard Developed Markets Index Fund ‘Admiral’	181,009	2,608
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	26,882	1,027
Vanguard Small-Cap Index Fund ‘Admiral’	8,022	568

Total Mutual Funds (Cost $8,455)		9,080

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

U.S. TREASURY BILLS 1.3%
1.266% due 03/01/2018 (a)(b)	$300	299

Total Short-Term Instruments (Cost $299)		299

Total Investments in Securities (Cost $8,754)		9,379

	SHARES
INVESTMENTS IN AFFILIATES 57.8%

MUTUAL FUNDS (c) 55.6%
PIMCO Emerging Local Bond Fund	76,320	577
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	130,454	1,392
PIMCO High Yield Fund	126,971	1,138

	SHARES	MARKET VALUE (000S)
PIMCO Income Fund	246,320	$3,057
PIMCO Long Duration Total Return Fund	49,553	545
PIMCO Long-Term Credit Fund	44,276	547
PIMCO Real Return Asset Fund	142,153	1,224
PIMCO Real Return Fund	204,924	2,266
PIMCO Total Return Fund	187,142	1,922

Total Mutual Funds (Cost $12,552)		12,668

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%
PIMCO Short-Term Floating NAV Portfolio III	51,664	511

Total Short-Term Instruments (Cost $511)		511

Total Investments in Affiliates (Cost $13,063)		13,179

Total Investments 99.0% (Cost $21,817)		$22,558

Financial Derivative Instruments (d)(e) 0.1% (Cost or Premiums, net $22)		28

Other Assets and Liabilities, net 0.9%		196

Net Assets 100.0%		$22,782

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

(d) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,000.000	06/15/2018	4	400	$16	$3
Put - CBOE S&P 500	1,950.000	09/21/2018	2	200	6	3
Put - CBOE S&P 500	2,075.000	09/21/2018	2	200	9	4

					$31	$10

Total Purchased Options					$31	$10

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,675.000	06/15/2018	4	400	$(6)	$(1)
Put - CBOE S&P 500	1,725.000	09/21/2018	2	200	(3)	(1)

					$(9)	$(2)

Total Written Options					$(9)	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	61

Schedule of Investments PIMCO REALPATH® Blend Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$10	$0	$0	$10	$(2)	$0	$0	$(2)

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	17	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$167	$0	$(2)	$0	$(2)
CBK	Receive	BCOMTR Index	2,593	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2018	445	0	21	21	0
GST	Receive	DWRTFT Index	21	1-Month USD-LIBOR plus a specified spread	Monthly	04/11/2018	204	0	0	0	0
MYI	Receive	DWRTFT Index	20	1-Month USD-LIBOR plus a specified spread	Monthly	09/12/2018	194	0	1	1	0

								$0	$20	$22	$(2)

Total Swap Agreements								$0	$20	$22	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(2)	$(2)	$(2)	$0	$(2)
CBK	0	0	21	21	0	0	0	0	21	0	21
MYI	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$22	$22	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10

Over the counter
Swap Agreements	$21	$0	$1	$0	$0	$22

	$21	$0	$11	$0	$0	$32

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

	$0	$0	$4	$0	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(7)	$0	$0	$(7)
Written Options	0	0	1	0	0	1
Futures	0	0	(13)	0	(1)	(14)

	$0	$0	$(19)	$0	$(1)	$(20)

Over the counter
Swap Agreements	$2	$0	$10	$0	$0	$12

	$2	$0	$(9)	$0	$(1)	$(8)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(14)	$0	$0	$(14)
Written Options	0	0	5	0	0	5

	$0	$0	$(9)	$0	$0	$(9)

Over the counter
Swap Agreements	$19	$0	$(6)	$0	$0	$13

	$19	$0	$(15)	$0	$0	$4

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Mutual Funds	$9,080	$0	$0	$9,080
Short-Term Instruments
U.S. Treasury Bills	0	299	0	299

	$9,080	$299	$0	$9,379

Investments in Affiliates, at Value
Mutual Funds	12,668	0	0	12,668
Short-Term Instruments
Central Funds Used for Cash Management Purposes	511	0	0	511

	$13,179	$0	$0	$13,179

Total Investments	$22,259	$299	$0	$22,558

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$10	$0	$10
Over the counter	0	22	0	22

	$0	$32	$0	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2)	0	(2)
Over the counter	0	(2)	0	(2)

	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$28	$0	$28

Totals	$22,259	$327	$0	$22,586

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	63

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO REALPATH® Blend 2020 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment

64	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their

SEMIANNUAL REPORT	DECEMBER 31, 2017	65

Notes to Financial Statements (Cont.)

agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value.

With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has

66	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

SEMIANNUAL REPORT	DECEMBER 31, 2017	67

Notes to Financial Statements (Cont.)

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment

68	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2017 (amounts in thousands†):

PIMCO REALPATH® Blend 2020 Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$239	$333	$(36)	$(1)	$6	$541	$9	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	482	813	(107)	0	3	1,191	7	0
PIMCO High Yield Fund	478	745	(127)	0	(3)	1,093	15	0
PIMCO Income Fund	1,262	1,968	(331)	0	3	2,902	41	0
PIMCO Long Duration Total Return Fund	350	503	(145)	(5)	(7)	696	10	19
PIMCO Long-Term Credit Fund	351	470	(135)	0	10	696	10	0
PIMCO Real Return Asset Fund	706	1,039	(324)	1	46	1,468	10	0
PIMCO Real Return Fund	776	1,349	(208)	(1)	13	1,929	10	0
PIMCO Short-Term Floating NAV Portfolio III	352	4,504	(4,000)	0	0	856	4	0
PIMCO Total Return Fund	778	1,228	(205)	(1)	4	1,804	11	0
Totals	$5,774	$12,952	$(5,618)	$(7)	$75	$13,176	$127	$19

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$195	$429	$(29)	$(1)	$7	$601	$8	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	215	580	(33)	0	1	763	4	0
PIMCO High Yield Fund	398	855	(70)	0	(4)	1,179	13	0
PIMCO Income Fund	903	2,049	(153)	0	1	2,800	33	0
PIMCO Long Duration Total Return Fund	369	829	(56)	(1)	(20)	1,121	12	27
PIMCO Long-Term Credit Fund	369	798	(55)	0	11	1,123	12	0
PIMCO Real Return Asset Fund	735	1,605	(185)	0	55	2,210	10	0
PIMCO Real Return Fund	356	932	(54)	0	7	1,241	5	0
PIMCO Short-Term Floating NAV Portfolio III	502	5,605	(5,500)	(1)	0	606	4	0
PIMCO Total Return Fund	506	1,188	(76)	0	3	1,621	8	0
Totals	$4,548	$14,870	$(6,211)	$(3)	$61	$13,265	$109	$27

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$320	$338	$0	$0	$7	$665	$11	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	179	231	0	0	1	411	2	0
PIMCO High Yield Fund	636	675	0	0	(4)	1,307	19	0
PIMCO Income Fund	1,256	1,404	(39)	0	4	2,625	40	0
PIMCO Long Duration Total Return Fund	486	592	0	0	(14)	1,064	13	24
PIMCO Long-Term Credit Fund	486	565	0	0	13	1,064	14	0
PIMCO Real Return Asset Fund	948	1,157	(32)	0	61	2,134	13	0
PIMCO Real Return Fund	285	372	0	0	4	661	4	0
PIMCO Short-Term Floating NAV Portfolio III	812	4,108	(3,400)	(1)	0	1,519	7	0
PIMCO Total Return Fund	614	694	0	0	3	1,311	9	0
Totals	$6,022	$10,136	$(3,471)	$(1)	$75	$12,761	$132	$24

SEMIANNUAL REPORT	DECEMBER 31, 2017	69

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$404	$275	$0	$0	$7	$686	$14	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	178	121	0	0	2	301	2	0
PIMCO High Yield Fund	802	551	(38)	0	(5)	1,310	22	0
PIMCO Income Fund	1,370	1,105	(88)	0	5	2,392	41	0
PIMCO Long Duration Total Return Fund	463	319	0	0	(8)	774	11	18
PIMCO Long-Term Credit Fund	463	301	0	0	12	776	12	0
PIMCO Real Return Asset Fund	706	684	(63)	0	42	1,369	9	0
PIMCO Real Return Fund	282	200	0	0	4	486	4	0
PIMCO Short-Term Floating NAV Portfolio III	1,008	6,310	(5,600)	(1)	0	1,717	9	0
PIMCO Total Return Fund	586	463	0	0	2	1,051	8	0
Totals	$6,262	$10,329	$(5,789)	$(1)	$61	$10,862	$132	$18

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$520	$157	$0	$0	$6	$683	$17	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	244	37	0	0	3	284	2	0
PIMCO High Yield Fund	1,034	348	(34)	0	(5)	1,343	27	0
PIMCO Income Fund	1,619	630	(93)	0	7	2,163	45	0
PIMCO Long Duration Total Return Fund	520	156	0	0	(4)	672	12	16
PIMCO Long-Term Credit Fund	520	140	0	0	14	674	13	0
PIMCO Real Return Asset Fund	716	222	0	0	39	977	9	0
PIMCO Real Return Fund	380	123	0	0	4	507	5	0
PIMCO Short-Term Floating NAV Portfolio III	1,407	8,713	(8,400)	(1)	0	1,719	13	0
PIMCO Total Return Fund	579	175	0	0	2	756	7	0
Totals	$7,539	$10,701	$(8,527)	$(1)	$66	$9,778	$150	$16

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$579	$170	$0	$0	$7	$756	$19	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	285	81	0	0	4	370	3	0
PIMCO High Yield Fund	1,150	342	0	0	(6)	1,486	31	0
PIMCO Income Fund	1,622	589	0	0	7	2,218	47	0
PIMCO Long Duration Total Return Fund	474	140	0	0	(4)	610	10	14
PIMCO Long-Term Credit Fund	474	125	0	0	13	612	12	0
PIMCO Real Return Asset Fund	821	245	0	0	46	1,112	11	0
PIMCO Real Return Fund	454	142	0	0	6	602	5	0
PIMCO Short-Term Floating NAV Portfolio III	2,508	6,121	(6,100)	(1)	0	2,528	20	0
PIMCO Total Return Fund	466	212	0	0	2	680	6	0
Totals	$8,833	$8,167	$(6,100)	$(1)	$75	$10,974	$164	$14

70	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$644	$240	$0	$0	$9	$893	$21	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	316	116	0	0	4	436	4	0
PIMCO High Yield Fund	1,280	481	0	0	(7)	1,754	35	0
PIMCO Income Fund	1,697	614	0	0	7	2,318	50	0
PIMCO Long Duration Total Return Fund	465	175	0	0	(5)	635	11	15
PIMCO Long-Term Credit Fund	465	159	0	0	12	636	12	0
PIMCO Real Return Asset Fund	893	342	0	0	50	1,285	12	0
PIMCO Real Return Fund	516	203	0	0	6	725	7	0
PIMCO Short-Term Floating NAV Portfolio III	3,110	10,224	(9,600)	(1)	1	3,734	25	0
PIMCO Total Return Fund	411	152	0	0	2	565	5	0
Totals	$9,797	$12,706	$(9,600)	$(1)	$79	$12,981	$182	$15

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$110	$27	$0	$0	$1	$138	$4	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	54	10	0	0	1	65	1	0
PIMCO High Yield Fund	228	52	0	0	(1)	279	7	0
PIMCO Income Fund	308	60	0	0	2	370	9	0
PIMCO Long Duration Total Return Fund	80	13	0	0	0	93	2	2
PIMCO Long-Term Credit Fund	80	11	0	0	2	93	2	0
PIMCO Real Return Asset Fund	163	33	0	0	9	205	2	0
PIMCO Real Return Fund	88	20	0	0	1	109	1	0
PIMCO Short-Term Floating NAV Portfolio III	503	805	(700)	0	0	608	4	0
PIMCO Total Return Fund	70	21	0	0	0	91	1	0
Totals	$1,684	$1,052	$(700)	$0	$15	$2,051	$33	$2

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$192	$400	$(22)	$1	$6	$577	$8	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	476	1,015	(99)	(1)	1	1,392	8	0
PIMCO High Yield Fund	390	817	(65)	0	(4)	1,138	12	0
PIMCO Income Fund	1,050	2,235	(229)	0	1	3,057	35	0
PIMCO Long Duration Total Return Fund	186	394	(25)	(2)	(8)	545	6	13
PIMCO Long-Term Credit Fund	184	379	(21)	0	5	547	6	0
PIMCO Real Return Asset Fund	398	870	(74)	0	30	1,224	5	0
PIMCO Real Return Fund	763	1,642	(153)	(1)	15	2,266	10	0
PIMCO Short-Term Floating NAV Portfolio III	109	4,402	(4,000)	0	0	511	2	0
PIMCO Total Return Fund	655	1,403	(140)	(3)	7	1,922	10	0
Totals	$4,403	$13,557	$(4,828)	$(6)	$53	$13,179	$102	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2017	71

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined

72	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

SEMIANNUAL REPORT	DECEMBER 31, 2017	73

Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund
New/Small Fund	X	X	X	X	X	X	X	X	X
Allocation	X	X	X	X	X	X	X	X	X
Acquired	X	X	X	X	X	X	X	X	X
Equity	X	X	X	X	X	X	X	X	X
Value Investing	X	X	X	X	X	X	X	X	X
Interest Rate	X	X	X	X	X	X	X	X	X
Call	X	X	X	X	X	X	X	X	X
Credit	X	X	X	X	X	X	X	X	X
High Yield and Distressed Company	X	X	X	X	X	X	X	X	X
Market	X	X	X	X	X	X	X	X	X
Issuer	X	X	X	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X
Commodity	X	X	X	X	X	X	X	X	X
Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X
Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X
Real Estate	X	X	X	X	X	X	X	X	X
Emerging Markets	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X
Currency	X	X	X	X	X	X	X	X	X
Leveraging	X	X	X	X	X	X	X	X	X
Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X
Management	X	X	X	X	X	X	X	X	X
Short Exposure	X	X	X	X	X	X	X	X	X
Tax	X	X	X	X	X	X	X	X	X
Subsidiary	X	X	X	X	X	X	X	X	X
Arbitrage	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

74	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Acclimated

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not

SEMIANNUAL REPORT	DECEMBER 31, 2017	75

Notes to Financial Statements (Cont.)

correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities  Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the

76	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a

SEMIANNUAL REPORT	DECEMBER 31, 2017	77

Notes to Financial Statements (Cont.)

separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class D		Class A	Class R
PIMCO REALPATH® Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the

78	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee
Administrative Class	—		0.25%
Class D	—		0.25%	*
Class A	—		0.25%
Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2017, the Distributor retained $40,489 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses;

(vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2017, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO RealPath® Blend 2020 Fund	$16	$0	$1	$17
PIMCO RealPath® Blend 2025 Fund	16	0	1	17
PIMCO RealPath® Blend 2030 Fund	15	1	1	17
PIMCO RealPath® Blend 2035 Fund	15	1	1	17
PIMCO RealPath® Blend 2040 Fund	15	1	1	17
PIMCO RealPath® Blend 2045 Fund	15	1	1	17
PIMCO RealPath® Blend 2050 Fund	15	0	1	16
PIMCO RealPath® Blend 2055 Fund	16	0	1	17
PIMCO RealPath® Blend Income Fund	16	0	1	17

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2017	79

Notes to Financial Statements (Cont.)

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by a Fund will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO REALPATH® Blend 2020 Fund	$0	$0	$15,157	$3,582
PIMCO REALPATH® Blend 2025 Fund	0	0	20,295	2,690
PIMCO REALPATH® Blend 2030 Fund	0	0	15,621	1,228
PIMCO REALPATH® Blend 2035 Fund	0	0	13,004	1,974
PIMCO REALPATH® Blend 2040 Fund	0	0	8,611	3,369
PIMCO REALPATH® Blend 2045 Fund	0	0	8,605	1,915
PIMCO REALPATH® Blend 2050 Fund	0	0	12,705	1,548
PIMCO REALPATH® Blend 2055 Fund	0	0	1,245	231
PIMCO REALPATH® Blend Income Fund	0	0	15,623	1,726

†	A zero balance may reflect actual amounts rounding to less than one thousand.

80	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund				PIMCO REALPATH® Blend 2025 Fund
	Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	140	$1,515	770	$8,002	103	$1,146	549	$5,708
Administrative Class	1,181	13,109	0	2	1,689	18,957	1	11
Class A	55	596	247	2,555	68	741	363	3,763
Issued as reinvestment of distributions
Institutional Class	14	154	13	133	9	105	10	100
Administrative Class	13	147	0	0	17	195	0	0
Class A	4	44	1	14	5	60	2	19
Cost of shares redeemed
Institutional Class	(135)	(1,464)	(397)	(4,160)	(45)	(494)	(326)	(3,420)
Administrative Class	(161)	(1,792)	0	(2)	(187)	(2,096)	0	0
Class A	(7)	(73)	(23)	(238)	(8)	(85)	(1)	(11)
Net increase (decrease) resulting from Fund share transactions	1,104	$12,236	611	$6,306	1,651	$18,529	598	$6,170

	PIMCO REALPATH® Blend 2030 Fund				PIMCO REALPATH® Blend 2035 Fund
	Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	40	$435	908	$9,604	47	$535	1,341	$14,359
Administrative Class	1,318	15,129	2	12	1,069	12,428	3	32
Class A	43	483	291	3,032	48	546	303	3,207
Issued as reinvestment of distributions
Institutional Class	23	267	18	185	30	349	15	154
Administrative Class	19	221	0	1	16	186	0	0
Class A	6	63	0	4	6	70	1	5
Cost of shares redeemed
Institutional Class	(48)	(533)	(375)	(3,980)	(121)	(1,383)	(379)	(4,065)
Administrative Class	(49)	(564)	0	0	(61)	(716)	(1)	(11)
Class A	(5)	(55)	(3)	(29)	(4)	(45)	(4)	(40)
Net increase (decrease) resulting from Fund share transactions	1,347	$15,446	841	$8,829	1,030	$11,970	1,279	$13,641

	PIMCO REALPATH® Blend 2040 Fund				PIMCO REALPATH® Blend 2045 Fund
	Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	81	$943	2,275	$24,531	150	$1,719	3,323	$35,870
Administrative Class	694	8,158	1	12	649	7,637	5	52
Class A	58	657	481	5,113	28	320	281	2,982
Issued as reinvestment of distributions
Institutional Class	48	557	10	106	65	769	9	94
Administrative Class	12	147	0	1	10	123	0	1
Class A	9	105	0	4	5	63	0	0
Cost of shares redeemed
Institutional Class	(208)	(2,414)	(425)	(4,596)	(191)	(2,194)	(381)	(4,124)
Administrative Class	(40)	(476)	0	(1)	(37)	(443)	(4)	(39)
Class A	(103)	(1,172)	(3)	(36)	(8)	(87)	(2)	(23)
Net increase (decrease) resulting from Fund share transactions	551	$6,505	2,339	$25,134	671	$7,907	3,231	$34,813

SEMIANNUAL REPORT	DECEMBER 31, 2017	81

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® Blend 2050 Fund				PIMCO REALPATH® Blend 2055 Fund
	Six Months Ended 12/31/2017		Year Ended 06/30/2017		Six Months Ended 12/31/2017		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	280	$3,236	3,959	$42,900	124	$1,433	263	$2,836
Administrative Class	918	10,868	1	5	2	20	6	66
Class A	29	338	305	3,233	20	230	169	1,791
Issued as reinvestment of distributions
Institutional Class	81	960	10	108	18	209	6	66
Administrative Class	15	174	0	0	0	1	0	1
Class A	6	65	0	1	4	45	0	2
Cost of shares redeemed
Institutional Class	(182)	(2,089)	(428)	(4,643)	(30)	(346)	(20)	(216)
Administrative Class	(64)	(765)	0	0	0	0	(6)	(66)
Class A	(34)	(390)	(3)	(29)	(26)	(297)	(11)	(115)
Net increase (decrease) resulting from Fund share transactions	1,049	$12,397	3,844	$41,575	112	$1,295	407	$4,365

	PIMCO REALPATH® Blend Income Fund
	Six Months Ended 12/31/2017		Year Ended 06/30/2017
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	270	$2,945	675	$7,015
Administrative Class	1,207	13,330	3	26
Class A	130	1,433	151	1,554
Issued as reinvestment of distributions
Institutional Class	8	90	10	102
Administrative Class	12	133	0	1
Class A	3	32	1	11
Cost of shares redeemed
Institutional Class	(260)	(2,831)	(448)	(4,682)
Administrative Class	(18)	(196)	(1)	(7)
Class A	(25)	(276)	(1)	(9)
Net increase (decrease) resulting from Fund share transactions	1,327	$14,660	390	$4,011

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended December 31, 2017. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
REALPATH® Blend 2025 Fund	1	0	13%	0%
REALPATH® Blend 2030 Fund	1	0	10%	0%
REALPATH® Blend 2035 Fund	1	0	10%	0%
REALPATH® Blend 2040 Fund	1	0	13%	0%
REALPATH® Blend 2055 Fund	1	1	18%	37%

82	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO REALPATH® Blend 2020 Fund	$0	$16
PIMCO REALPATH® Blend 2025 Fund	38	15
PIMCO REALPATH® Blend 2030 Fund	0	0
PIMCO REALPATH® Blend 2035 Fund	0	8
PIMCO REALPATH® Blend 2040 Fund	0	10
PIMCO REALPATH® Blend 2045 Fund	0	17
PIMCO REALPATH® Blend 2050 Fund	0	12
PIMCO REALPATH® Blend 2055 Fund	6	18
PIMCO REALPATH® Blend Income Fund	0	11

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO REALPATH® Blend 2020 Fund	$22,382	$1,108	$(30)	$1,078
PIMCO REALPATH® Blend 2025 Fund	27,261	1,199	(41)	1,158
PIMCO REALPATH® Blend 2030 Fund	30,105	2,198	(7)	2,191
PIMCO REALPATH® Blend 2035 Fund	31,043	2,588	(6)	2,582
PIMCO REALPATH® Blend 2040 Fund	34,372	3,022	(5)	3,017
PIMCO REALPATH® Blend 2045 Fund	45,156	4,073	(7)	4,066
PIMCO REALPATH® Blend 2050 Fund	57,264	5,037	(10)	5,027
PIMCO REALPATH® Blend 2055 Fund	8,873	1,165	(1)	1,164

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

(1) Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2017	83

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

84	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 23, 2017, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2018. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2018. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2018.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23, 2017 meeting. The Independent Trustees also conducted an in-person meeting with counsel to the Trust and the Independent Trustees on July 21, 2017 to discuss the Lipper Report, as defined below, and certain aspects of the 2017 15(c) materials including, but not limited to, the Funds’ performance, the Funds’ advisory fees and total expense ratios, the comparative information with respect to fees and performance included in the Lipper Report, and the unified fee structure employed by the Trusts.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s

SEMIANNUAL REPORT	DECEMBER 31, 2017	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio-level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2016, including, but not limited to: continuing enhancement of its analytics and technology systems by upgrading hardware and software; enhancing data processing and security and development of tools and applications to support Portfolio Management, Compliance, Analytics, Risk Management, Client Reporting and Customer Relationship Management; continuing investment in its enterprise risk management function including PIMCO’s cybersecurity program; developing the PIMCO Global Advisory Board and continuing to hire new portfolio managers; expanding the Funds and Operations Group global operating model; developing a website monitoring application to ensure accurate data content; adding staff to fund accounting and financial reporting; engaging a third party to perform an independent assessment of PIMCO’s proprietary accounting application and enhancing the same system to provide portfolio managers with more timely and high quality income reporting; establishing a Fund Treasurer’s Office; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; redesigning shareholder statements to be more user friendly and enable e-delivery; and continuing expansion of the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds and noted that it had met with senior personnel from Research Affiliates during the year. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

86	PIMCO EQUITY SERIES

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2017 and other performance data, as available, over short- and long-term periods ended June 30, 2017 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2017 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 23, 2017 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the reduction in the advisory fee for the PIMCO Dividend and Income Fund effective June 16, 2016. The Board noted that PIMCO had contractually agreed, through October 31, 2017, to reduce its advisory fee by amounts shown in the

SEMIANNUAL REPORT	DECEMBER 31, 2017	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

table below: This contractual agreement was subsequently continued through October 31, 2018.

PIMCO RAE Fundamental Emerging Markets Fund	0.20%
PIMCO RAE Fundamental Global Fund	0.20%
PIMCO RAE Fundamental Global ex-US Fund	0.20%
PIMCO RAE Fundamental International Fund	0.10%
PIMCO RAE Fundamental US Fund	0.10%
PIMCO RAE Fundamental US Small Fund	0.10%

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service providers, are passed through to a smaller asset base. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

88	PIMCO EQUITY SERIES

(Unaudited)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO’s estimated pre-distribution margin from PIMCO Equity Series for the calendar year 2017 was 46.2% and the estimated post-distribution margin was 27.4% utilizing the adjusted asset methodology. The Independent Trustees also noted that the 2016 margins were within the range of publicly-traded asset manager margins reported by Strategic Insight and Lipper. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and through the pricing of Funds to scale from inception and the enhancement of services and oversight provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees over the contract term even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with

“pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2017	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, Class P, Administrative Class

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R, Class D

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4002SAR_123117

PIMCO Equity Series®

Semiannual

Report

December 31, 2017

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2017. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the six-month reporting period include:

∎

During the reporting period, geopolitical concerns remained an investor focus but the global economy provided a solid fundamental backdrop with robust consumer confidence in both the eurozone and the U.S. This environment gave room for developed market central banks to adopt a more “dovish taper”. The European Central Bank (“ECB”), for example, announced a tapering in its monthly asset purchases, but President Mario Draghi emphasized the ECB’s overall accommodative stance. In September, the Federal Reserve (“Fed”) provided details on its plan to unwind its balance sheet and kept rates on hold through its November meeting, but raised the Federal Funds Rate in December by 0.25% to a range of 1.25% to 1.50% (marking the third rate increase during 2017, following rate increases in March and in June). The Bank of England (“BOE”) raised its policy rate and suggested reduced stimulus on the horizon and the Bank of Canada (“BOC”) raised interest rates twice after a seven-year gap. Furthermore, President Xi Jinping was extended a second five-year term following the 19th National Party Congress in China, while Japan’s Prime Minister Shinzo Abe won a decisive victory in snap elections.

∎

As a result, many developed market yield curves flattened over the reporting period as front-end rates moved higher alongside less accommodative monetary policy. In the U.S., solid growth momentum and the Fed’s three rate hikes throughout the year pushed the two-year yield to its highest level in nearly a decade. In turn, this drove the spread between two-year and 10-year rates to its narrowest level since November 2007. Front-end yields also moved higher in the U.K. and Canada as the BOE and BOC both raised policy rates for the first time in years.

∎

Global stock markets reached new highs as increasingly solid economic data, rising corporate earnings, and non-restrictive central bank policy underpinned robust risk sentiment. U.S. equities, as represented by the S&P 500 Index, returned 11.42% over the reporting period. Developed market equities outside the U.S. and Canada, as represented by the MSCI EAFE Net Dividend Index (USD Hedged) and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 7.92% and 9.86%, respectively, over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 14.63% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 3.34% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 15.92% over the reporting period as fundamentals remained healthy in select economies. Emerging markets benefited from broad-based and synchronized global growth, robust liquidity conditions, rising commodity prices, and a weak U.S. dollar.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 0.43% for the reporting period. Yields rose across the majority of the yield curve through 10-year maturities, but declined across 20- and 30-year maturities. The benchmark 10-year U.S. Treasury note yielded 2.40% at the end of the reporting period, up from 2.31% on June 30, 2017. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.24% for the reporting period.

If you have any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.400.4ETF. We also invite you to visit our website at www.pimcoetfs.com to learn more about our views and global thought leadership.

2	PIMCO EQUITY SERIES

Thank you for the assets you have placed with us. We deeply value your trust, and we work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series February 21, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, and PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service

4	PIMCO EQUITY SERIES

agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Fund’s net assets. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling 888.400.4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at 888.400.4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Funds’ Form N-Q is also available without charge, upon request, by calling the Trust at 888.400.4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2017	5

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through December 31, 2017

A line graph is not included since the Fund has less than six months performance.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Cumulative Total Return for the period ended December 31, 2017
Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	4.34%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price(1))	4.65%
RAFI Dynamic Multi-Factor Emerging Market Index±	4.79%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The RAFI Dynamic Multi-Factor Emerging Market Index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.59%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Geographic Breakdown as of 12/31/20171§

South Korea	21.2%
China	17.3%
Taiwan	12.8%
Brazil	7.1%
South Africa	6.1%
India	6.1%
Russia	5.6%
Ireland	4.7%
Thailand	3.1%
Hong Kong	2.5%
Chile	2.4%
Malaysia	2.4%
Mexico	2.2%
Poland	1.9%
Indonesia	1.8%
Turkey	1.2%
Philippines	1.0%
Greece	0.6%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Holdings in the consumer discretionary sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the energy sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the materials sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the information technology sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the utilities sector detracted from absolute returns for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	7

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through December 31, 2017

A line graph is not included since the Fund has less than six months performance.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Cumulative Total Return for the period ended December 31, 2017
Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	7.16%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price(1))	6.89%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	8.00%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The RAFI Dynamic Multi-Factor Developed Ex-U.S. Index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.49%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Geographic Breakdown as of 12/31/20171§

Japan	24.5%
United Kingdom	17.0%
Switzerland	7.2%
Canada	6.8%
Germany	6.7%
France	6.1%
Australia	5.0%
Netherlands	3.4%
Spain	3.4%
Sweden	3.1%
Italy	3.1%
Hong Kong	2.9%
Singapore	2.0%
Denmark	1.7%
Belgium	1.3%
Ireland	1.1%
Norway	1.0%
Other	3.7%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Holdings in the consumer discretionary sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the industrial sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the materials sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the financial sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the utilities sector detracted from absolute returns for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	9

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through December 31, 2017

A line graph is not included since the Fund has less than six months performance.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Cumulative Total Return for the period ended December 31, 2017
Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	11.11%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price(1))	10.96%
RAFI Dynamic Multi-Factor U.S. Index±	11.35%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The RAFI Dynamic Multi-Factor U.S. Index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.39%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Sector Breakdown as of 12/31/20171§

Information Technology	20.3%
Consumer Discretionary	17.0%
Industrials	13.1%
Consumer Staples	12.6%
Financials	9.9%
Health Care	8.9%
Energy	5.3%
Materials	4.5%
Real Estate	3.7%
Telecommunication Services	2.7%
Utilities	2.0%

1 % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Holdings in the consumer discretionary sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the industrial sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the information technology sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the financial sector contributed to absolute returns for both the Fund and the Underlying Index.

»	Holdings in the energy sector contributed to absolute returns for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2017	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2017 to December 31, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/17)(a)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$1,043.40	$1.69	$1,000.00	$1,022.36	$2.46	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,071.60	1.36	1,000.00	1,022.81	2.01	0.39
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,111.10	1.21	1,000.00	1,023.11	1.71	0.34

(a) The Beginning Account Value is reflective as of 08/31/2017 for Actual expense, which is the inception date of the Funds.

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the actual days in the period). Overall fees and expenses of investing in the Fund will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO EQUITY SERIES

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SEMIANNUAL REPORT	DECEMBER 31, 2017	13

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Period Ended:^	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
08/31/2017 - 12/31/2017+	$25.00	$0.21	$0.87	$1.08	$(0.05)	$0.00	$0.00	$(0.05)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF
08/31/2017 - 12/31/2017+	$25.00	$0.14	$1.65	$1.79	$(0.19)	$0.00	$0.00	$(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
08/31/2017 - 12/31/2017+	$25.00	$0.17	$2.61	$2.78	$(0.28)	$0.00	$0.00	$(0.28)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End Of Period	Total Return	Net Assets End of Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$26.03	4.34%	$107,262	0.49	%*	0.49	%*	0.49	%*	0.49	%*	2.49	%*	33%

$26.60	7.16%	$24,472	0.40	%*	0.40	%*	0.40	%*	0.40	%*	1.65	%*	23%

$27.50	11.11%	$17,051	0.34	%*	0.34	%*	0.34	%*	0.34	%*	1.90	%*	17%

SEMIANNUAL REPORT	DECEMBER 31, 2017	15

Statements of Assets and Liabilities

December 31, 2017 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Assets:
Investments, at value
Investments in securities	$106,368	$24,358	$16,979
Cash	682	234	210
Foreign currency, at value	121	20	0
Receivable for investments sold	0	10	24
Interest and/or dividends receivable	359	35	24
Total Assets	107,530	24,657	17,237

Liabilities:
Payable for investments purchased	$0	$0	$8
Distributions payable	222	176	173
Accrued management fees	45	9	5
Other liabilities	1	0	0
Total Liabilities	268	185	186

Net Assets	$107,262	$24,472	$17,051

Net Assets Consist of:
Paid in capital	$103,857	$23,030	$14,577
Undistributed (overdistributed) net investment income	188	(42)	(18)
Accumulated undistributed net realized gain (loss)	(436)	371	1,415
Net unrealized appreciation (depreciation)	3,653	1,113	1,077

Net Assets	$107,262	$24,472	$17,051

Shares Issued and Outstanding	4,120	920	620

Net Asset Value Per Share Outstanding:	$26.03	$26.60	$27.50

Cost of investments in securities	$102,717	$23,245	$15,902
Cost of foreign currency held	$120	$20	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Inception date through December 31, 2017 (Unaudited)
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF(1)	PIMCO RAFI Dynamic Multi-Factor International Equity ETF(1)	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF(1)

Investment Income:
Dividends, net of foreign taxes*	$491	$167	$183
Total Income	491	167	183

Expenses:
Management fees	80	32	24
Miscellaneous expense	1	1	4
Total Expenses	81	33	28

Net Investment Income (Loss)	410	134	155

Net Realized Gain (Loss):
Investments in securities	(396)	372	1,415
Over the counter financial derivative instruments	3	(3)	0
Foreign currency	(43)	2	0

Net Realized Gain (Loss)	(436)	371	1,415

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	3,651	1,113	1,077
Foreign currency assets and liabilities	2	0	0

Net Change in Unrealized Appreciation (Depreciation)	3,653	1,113	1,077

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,627	$1,618	$2,647

* Foreign tax withholdings - Dividends	$100	$17	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Period from August 31, 2017 to December 31, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	17

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

(Amounts in thousands†)	Inception date through December 31, 2017 (Unaudited)	Inception date through December 31, 2017 (Unaudited)	Inception date through December 31, 2017 (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$410	$134	$155
Net realized gain (loss)	(436)	371	1,415
Net change in unrealized appreciation (depreciation)	3,653	1,113	1,077

Net Increase (Decrease) in Net Assets Resulting from Operations	3,627	1,618	2,647

Distributions to Shareholders:
From net investment income	(222)	(176)	(173)

Total Distributions(a)	(222)	(176)	(173)

Fund Share Transactions:
Receipts for shares sold	103,857	28,284	30,884
Cost of shares redeemed	0	(5,254)	(16,307)
Net increase (decrease) resulting from Fund share transactions	103,857	23,030	14,577

Total Increase (Decrease) in Net Assets	107,262	24,472	17,051

Net Assets:
Beginning of period	0	0	0
End of period*	$107,262	$24,472	$17,051

* Including undistributed (overdistributed) net investment income of:	$188	$(42)	$(18)

Shares of Beneficial Interest:
Shares sold	4,120	1,120	1,220
Net increase (decrease) in shares outstanding	4,120	1,120	1,220

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

COMMON STOCKS 91.4%

BRAZIL 4.7%

CONSUMER DISCRETIONARY 0.5%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	12,600	$50
Kroton Educacional S.A.	28,700	160
Lojas Renner S.A.	27,900	298
Via Varejo S.A.	9,100	67

		575

CONSUMER STAPLES 1.3%
Ambev S.A. ADR	97,149	628
BRF S.A. (a)	41,200	455
JBS S.A.	32,300	95
M Dias Branco S.A.	2,100	33
Natura Cosmeticos S.A.	8,200	82
Raia Drogasil S.A.	2,000	55

		1,348

ENERGY 0.8%
Petroleo Brasileiro S.A. SP - ADR (a)	44,528	458
Ultrapar Participacoes S.A.	18,500	419

		877

FINANCIALS 0.5%
B3 SA - Brasil Bolsa Balcao	35,100	241
Banco do Brasil S.A.	22,700	218
BB Seguridade Participacoes S.A.	6,300	54
Porto Seguro S.A.	2,000	22
Sul America S.A.	9,100	51

		586

INDUSTRIALS 0.2%
Embraer S.A. SP - ADR	1,891	45
WEG S.A.	20,100	146

		191

MATERIALS 1.1%
Cia Siderurgica Nacional S.A. (a)	57,000	144
Fibria Celulose S.A.	11,200	162
Vale S.A. SP - ADR	68,081	832

		1,138

TELECOMMUNICATION SERVICES 0.0%
TIM Participacoes S.A. ADR	2,508	48

UTILITIES 0.3%
AES Tiete Energia S.A.	12,000	46
Cia de Saneamento de Minas Gerais-COPASA	2,800	37
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	13,100	64
Engie Brasil Energia S.A.	8,100	87
Light S.A. (a)	4,000	20
Transmissora Alianca de Energia Eletrica S.A.	10,400	67

		321

Total Brazil		5,084

	SHARES	MARKET VALUE (000S)
CHILE 2.3%

CONSUMER DISCRETIONARY 0.1%
SACI Falabella	16,184	$162

CONSUMER STAPLES 0.4%
Cencosud S.A.	75,592	222
Cia Cervecerias Unidas S.A. SP - ADR	6,039	179

		401

ENERGY 0.1%
Empresas COPEC S.A.	10,108	160

FINANCIALS 0.3%
Banco de Chile	915,432	147
Banco de Credito e Inversiones	682	47
Banco Santander Chile ADR	2,698	84
Itau CorpBanca	5,842,897	53
Sociedad Matriz del Banco de Chile S.A. ‘B’	66,481	34

		365

INDUSTRIALS 0.4%
Cia Sud Americana de Vapores S.A. (a)	2,125,975	114
Latam Airlines Group S.A.	19,011	268

		382

MATERIALS 0.3%
CAP S.A.	2,190	28
Empresas CMPC S.A.	36,551	125
Sociedad Quimica y Minera de Chile S.A. SP - ADR	3,221	191

		344

TELECOMMUNICATION SERVICES 0.1%
Empresa Nacional de Telecomunicaciones S.A.	5,154	58

UTILITIES 0.6%
AES Gener S.A.	125,694	41
Aguas Andinas S.A. ‘A’	84,666	56
Colbun S.A.	189,179	42
Enel Americas S.A.	1,366,420	304
Enel Chile S.A.	249,530	30
Enel Generacion Chile S.A.	186,242	169

		642

Total Chile		2,514

CHINA 17.1%

CONSUMER DISCRETIONARY 3.0%
ANTA Sports Products Ltd.	37,000	168
BAIC Motor Corp. Ltd.	23,500	30
BYD Co. Ltd. ‘H’	15,500	135
China ZhengTong Auto Services Holdings Ltd.	59,000	59
Dongfeng Motor Group Co. Ltd. ‘H’	42,000	51
Geely Automobile Holdings Ltd.	146,000	503
Great Wall Motor Co. Ltd. ‘H’	150,500	172
Guangzhou Automobile Group Co. Ltd. ‘H’	56,000	132

	SHARES	MARKET VALUE (000S)
JD.com, Inc. ADR (a)	32,029	$1,327
Shenzhou International Group Holdings Ltd.	30,000	286
Yum China Holdings, Inc.	8,641	346
Zhongsheng Group Holdings Ltd.	9,500	21

		3,230

CONSUMER STAPLES 1.0%
Dali Foods Group Co. Ltd.	57,000	52
Hengan International Group Co. Ltd.	40,000	443
Tingyi Cayman Islands Holding Corp.	120,000	234
Tsingtao Brewery Co. Ltd. ‘H’	2,000	10
Uni-President China Holdings Ltd.	50,000	42
Want Want China Holdings Ltd.	311,000	260

		1,041

ENERGY 1.0%
China Petroleum & Chemical Corp. ‘H’	1,114,000	816
China Shenhua Energy Co. Ltd. ‘H’	51,000	132
CNOOC Ltd.	110,000	158

		1,106

FINANCIALS 2.4%
China Life Insurance Co. Ltd. ‘H’	174,000	543
China Merchants Bank Co. Ltd. ‘H’	91,000	360
China Reinsurance Group Corp. ‘H’	257,000	58
New China Life Insurance Co. Ltd. ‘H’	25,900	177
People’s Insurance Co. Group of China Ltd. ‘H’	157,000	77
PICC Property & Casualty Co. Ltd. ‘H’	104,000	199
Ping An Insurance Group Co. of China Ltd. ‘H’	116,000	1,203

		2,617

HEALTH CARE 0.0%
Shanghai Fosun Pharmaceutical Group Co. Ltd.	4,500	29

INDUSTRIALS 0.8%
Air China Ltd. ‘H’	42,000	51
Beijing Capital International Airport Co. Ltd. ‘H’	40,000	60
China Southern Airlines Co. Ltd. ‘H’	118,000	122
COSCO SHIPPING Holdings Co. Ltd. ‘H’ (a)	93,500	48
Fosun International Ltd.	53,000	117
Jiangsu Expressway Co. Ltd. ‘H’	42,000	64
Shanghai Electric Group Co. Ltd. ‘H’	36,000	15
Sinopec Engineering Group Co. Ltd. ‘H’	60,000	57
Sinotrans Ltd. ‘H’	56,000	27
Sinotruk Hong Kong Ltd.	41,500	47
Weichai Power Co. Ltd. ‘H’	40,000	44
Yangzijiang Shipbuilding Holdings Ltd.	120,700	132
Zhejiang Expressway Co. Ltd. ‘H’	40,000	44

		828

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	19

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 5.7%
AAC Technologies Holdings, Inc.	27,500	$487
Alibaba Group Holding Ltd. SP -ADR (a)	10,545	1,818
Baidu, Inc. SP - ADR (a)	5,762	1,349
BYD Electronic International Co. Ltd.	10,000	22
FIH Mobile Ltd.	127,000	39
Lenovo Group Ltd.	378,000	213
Tencent Holdings Ltd.	42,100	2,179
ZTE Corp. ‘H’	17,800	66

		6,173

MATERIALS 0.9%
Aluminum Corp. of China Ltd. ‘H’ (a)	128,000	91
Angang Steel Co. Ltd. ‘H’	4,000	4
Anhui Conch Cement Co. Ltd. ‘H’	26,500	124
BBMG Corp. ‘H’	55,500	25
China BlueChemical Ltd. ‘H’	90,000	28
China Molybdenum Co. Ltd. ‘H’	116,000	74
China National Building Material Co. Ltd. ‘H’	286,000	255
China National Materials Co. Ltd. ‘H’	99,000	74
China Oriental Group Co. Ltd.	70,000	52
Jiangxi Copper Co. Ltd. ‘H’	80,000	127
Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	166,000	94

		948

REAL ESTATE 1.7%
Agile Group Holdings Ltd.	196,000	296
China Evergrande Group	46,000	158
China Vanke Co. Ltd. ‘H’	29,300	117
CIFI Holdings Group Co. Ltd.	36,000	22
Country Garden Holdings Co. Ltd.	164,000	312
Greentown China Holdings Ltd.	41,500	53
Guangzhou R&F Properties Co. Ltd. ‘H’	54,000	121
Kaisa Group Holdings Ltd. (a)	262,000	147
KWG Property Holding Ltd.	64,000	75
Logan Property Holdings Co. Ltd.	16,000	17
Longfor Properties Co. Ltd.	24,000	60
Powerlong Real Estate Holdings Ltd.	88,000	43
Shui On Land Ltd.	129,000	36
Sino-Ocean Group Holding Ltd.	170,500	117
SOHO China Ltd.	152,500	89
Sunac China Holdings Ltd.	45,000	185

		1,848

TELECOMMUNICATION SERVICES 0.1%
China Communications Services Corp. Ltd. ‘H’	104,000	70

UTILITIES 0.5%
Beijing Jingneng Clean Energy Co. Ltd. ‘H’	72,000	19
CGN Power Co. Ltd. ‘H’	261,000	71
Datang International Power Generation Co. Ltd. ‘H’	70,000	21
ENN Energy Holdings Ltd.	41,000	291
Huadian Fuxin Energy Corp. Ltd. ‘H’	164,000	40

	SHARES	MARKET VALUE (000S)
Huaneng Power International, Inc. ‘H’	80,000	$50

		492

Total China		18,382

GREECE 0.6%

CONSUMER DISCRETIONARY 0.1%
OPAP S.A.	7,416	93

ENERGY 0.0%
Motor Oil Hellas Corinth Refineries S.A.	1,590	36

FINANCIALS 0.4%
Alpha Bank AE (a)	63,863	137
National Bank of Greece S.A. (a)	430,834	164
Piraeus Bank S.A. (a)	24,366	90

		391

TELECOMMUNICATION SERVICES 0.1%
Hellenic Telecommunications Organization S.A.	4,465	62

UTILITIES 0.0%
Public Power Corp. S.A.	1,491	4

Total Greece		586

HONG KONG 2.5%

CONSUMER DISCRETIONARY 0.2%
Brilliance China Automotive Holdings Ltd.	76,000	202
Dah Chong Hong Holdings Ltd.	75,000	35

		237

CONSUMER STAPLES 0.4%
China Agri-Industries Holdings Ltd.	199,000	87
China Resources Beer Holdings Co. Ltd.	92,000	330

		417

ENERGY 0.2%
Kunlun Energy Co. Ltd.	202,000	210

FINANCIALS 0.5%
BOC Hong Kong Holdings Ltd.	70,500	356
China Taiping Insurance Holdings Co. Ltd.	43,200	161

		517

INDUSTRIALS 0.1%
Beijing Enterprises Holdings Ltd.	3,000	18
China State Construction International Holdings Ltd.	44,000	61
COSCO SHIPPING Ports Ltd.	40,000	42
Tianjin Port Development Holdings Ltd.	104,000	15

		136

MATERIALS 0.1%
China Resources Cement Holdings Ltd.	36,000	23

	SHARES	MARKET VALUE (000S)
Shougang Fushan Resources Group Ltd.	134,000	$29
Sinofert Holdings Ltd.	120,000	20

		72

REAL ESTATE 0.4%
China Jinmao Holdings Group Ltd.	80,000	35
China Resources Land Ltd.	84,000	247
Poly Property Group Co. Ltd.	115,000	60
Yuexiu Property Co. Ltd.	592,000	110

		452

TELECOMMUNICATION SERVICES 0.2%
China Unicom Hong Kong Ltd.	168,000	227

UTILITIES 0.4%
China Power International Development Ltd.	372,000	98
China Resources Gas Group Ltd.	8,000	29
China Resources Power Holdings Co. Ltd.	122,000	227
Guangdong Investment Ltd.	40,000	53

		407

Total Hong Kong		2,675

INDIA 6.0%

FINANCIALS 2.1%
HDFC Bank Ltd. ADR	22,595	2,297

HEALTH CARE 0.7%
Dr Reddy’s Laboratories Ltd. ADR	20,043	753

INFORMATION TECHNOLOGY 2.7%
Infosys Ltd. SP - ADR	113,253	1,837
Wipro Ltd. ADR	186,746	1,021

		2,858

MATERIALS 0.5%
Tata Steel Ltd. GDR	47,432	541

Total India		6,449

INDONESIA 1.8%

CONSUMER DISCRETIONARY 0.3%
Astra International Tbk PT	531,400	325

CONSUMER STAPLES 0.2%
Gudang Garam Tbk PT	10,200	63
Hanjaya Mandala Sampoerna Tbk PT	73,500	26
Indofood CBP Sukses Makmur Tbk PT	70,700	46
Unilever Indonesia Tbk PT	12,400	51

		186

ENERGY 0.3%
Indo Tambangraya Megah Tbk PT	41,200	63
Tambang Batubara Bukit Asam Persero Tbk PT	236,000	43
United Tractors Tbk PT	72,100	188

		294

20	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.5%
Bank Central Asia Tbk PT	133,800	$216
Bank Negara Indonesia Persero Tbk PT	127,900	93
Bank Rakyat Indonesia Persero Tbk PT	1,020,600	274

		583

MATERIALS 0.2%
Indah Kiat Pulp & Paper Corp. Tbk PT	147,400	59
Indocement Tunggal Prakarsa Tbk PT	45,500	73
Semen Indonesia Persero Tbk PT	115,300	84

		216

TELECOMMUNICATION SERVICES 0.3%
Telekomunikasi Indonesia Persero Tbk PT	1,000,100	327

Total Indonesia		1,931

MALAYSIA 2.4%

CONSUMER DISCRETIONARY 0.3%
Genting Bhd.	72,100	164
Genting Malaysia Bhd.	79,700	111
UMW Holdings Bhd. (a)	24,100	31

		306

CONSUMER STAPLES 0.3%
British American Tobacco Malaysia Bhd.	4,400	44
Felda Global Ventures Holdings Bhd.	154,400	64
IOI Corp. Bhd.	85,200	96
Kuala Lumpur Kepong Bhd.	8,400	52
PPB Group Bhd.	10,400	44
Sime Darby Plantation Bhd. (a)	44,800	66

		366

ENERGY 0.0%
Petronas Dagangan Bhd.	8,400	50

FINANCIALS 0.9%
AMMB Holdings Bhd.	44,800	49
CIMB Group Holdings Bhd.	182,000	294
Hong Leong Bank Bhd.	12,900	54
Malayan Banking Bhd.	156,600	379
Public Bank Bhd.	26,900	138

		914

INDUSTRIALS 0.2%
AirAsia Bhd.	106,000	88
Berjaya Corp. Bhd. (a)	443,100	37
IJM Corp. Bhd.	60,900	46
MISC Bhd.	26,400	48
Sime Darby Bhd.	65,800	36

		255

MATERIALS 0.1%
Petronas Chemicals Group Bhd.	28,400	54

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%
IOI Properties Group Bhd.	4,800	$2
Sime Darby Property Bhd. (a)	44,800	20

		22

TELECOMMUNICATION SERVICES 0.3%
Axiata Group Bhd.	81,500	110
DiGi.Com Bhd.	40,800	51
Maxis Bhd.	42,300	63
Telekom Malaysia Bhd.	32,400	51

		275

UTILITIES 0.3%
Petronas Gas Bhd.	10,400	45
Tenaga Nasional Bhd.	53,700	202
YTL Corp. Bhd.	149,908	51

		298

Total Malaysia		2,540

MEXICO 2.2%

CONSUMER STAPLES 1.0%
Arca Continental S.A.B. de C.V.	6,400	44
Coca-Cola Femsa S.A.B. de C.V. SP - ADR	1,483	103
Gruma S.A.B. de C.V. ‘B’	5,695	72
Grupo Lala S.A.B. de C.V.	10,500	15
Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	67,400	119
Wal-Mart de Mexico S.A.B. de C.V.	273,800	672

		1,025

FINANCIALS 0.1%
Grupo Elektra S.A.B. de C.V.	2,185	78
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR ‘B’	6,312	46

		124

INDUSTRIALS 0.0%
Grupo Carso S.A.B. de C.V.	10,400	34

MATERIALS 0.4%
Alpek S.A.B. de C.V.	12,700	15
Grupo Mexico S.A.B. de C.V. ‘B’	114,200	377

		392

TELECOMMUNICATION SERVICES 0.6%
America Movil S.A.B. de C.V. SP - ADR ‘L’	39,181	672

UTILITIES 0.1%
Infraestructura Energetica Nova S.A.B. de C.V.	12,200	60

Total Mexico		2,307

PHILIPPINES 1.0%

CONSUMER STAPLES 0.0%
Universal Robina Corp.	5,160	16

ENERGY 0.0%
Petron Corp.	166,100	31

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%
Ayala Corp.	7,030	$143
Bank of the Philippine Islands	22,260	48
BDO Unibank, Inc.	48,460	159
Metropolitan Bank & Trust Co.	49,680	101

		451

INDUSTRIALS 0.2%
Aboitiz Equity Ventures, Inc.	31,310	46
DMCI Holdings, Inc.	148,200	43
JG Summit Holdings, Inc.	32,240	46
SM Investments Corp.	3,610	72

		207

REAL ESTATE 0.1%
Ayala Land, Inc.	123,500	110

TELECOMMUNICATION SERVICES 0.2%
Globe Telecom, Inc.	1,140	44
PLDT, Inc.	4,320	128

		172

UTILITIES 0.1%
Aboitiz Power Corp.	57,600	48
Manila Electric Co.	8,440	55

		103

Total Philippines		1,090

POLAND 1.9%

CONSUMER DISCRETIONARY 0.0%
Cyfrowy Polsat S.A.	6,015	43

ENERGY 0.6%
Grupa Lotos S.A.	7,700	128
Polski Koncern Naftowy ORLEN S.A.	13,913	423
Polskie Gornictwo Naftowe i Gazownictwo S.A.	42,268	76

		627

FINANCIALS 0.6%
Bank Handlowy w Warszawie S.A.	2,287	54
Bank Pekao S.A.	3,146	117
Powszechna Kasa Oszczednosci Bank Polski S.A.	15,513	197
Powszechny Zaklad Ubezpieczen S.A.	25,681	310

		678

MATERIALS 0.3%
Grupa Azoty S.A.	927	18
KGHM Polska Miedz S.A.	6,718	214
Synthos S.A.	30,731	43

		275

TELECOMMUNICATION SERVICES 0.1%
Orange Polska S.A.	52,516	87

UTILITIES 0.3%
Enea S.A.	9,096	30
Energa S.A.	20,471	75
PGE Polska Grupa Energetyczna S.A. (a)	34,932	121

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	21

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Tauron Polska Energia S.A.	52,600	$46

		272

Total Poland		1,982

RUSSIA 5.1%

CONSUMER STAPLES 0.4%
Magnit PJSC SP - GDR	7,949	216
X5 Retail Group NV GDR (a)	5,305	201

		417

ENERGY 2.2%
Gazprom Neft PJSC	9,970	42
Gazprom PJSC	374,790	843
Lukoil PJSC SP - ADR	17,216	981
Tatneft PJSC SP - ADR	10,546	519
TMK PJSC	11,640	15

		2,400

INFORMATION TECHNOLOGY 0.1%
Mail.Ru Group Ltd. SP - GDR (a)	3,355	96

MATERIALS 1.3%
Alrosa PJSC	128,600	167
Evraz PLC	3,636	17
Magnitogorsk Iron & Steel Works PJSC	93,200	68
MMC Norilsk Nickel PJSC ADR	39,681	740
Novolipetsk Steel PJSC	57,800	148
PhosAgro PJSC GDR	3,268	50
Polymetal International PLC	5,135	64
Severstal PJSC GDR	8,794	134

		1,388

TELECOMMUNICATION SERVICES 0.9%
MegaFon PJSC SP - GDR	16,203	150
Mobile TeleSystems PJSC SP - ADR	68,438	698
Rostelecom PJSC	49,160	54
Sistema PJSC FC	353,000	74

		976

UTILITIES 0.2%
Mosenergo PJSC	798,000	36
OGK-2 PJSC	2,819,000	22
Rosseti PJSC	2,663,000	38
RusHydro PJSC	6,065,000	77
Unipro PJSC	1,046,000	46

		219

Total Russia		5,496

SOUTH AFRICA 6.0%

CONSUMER DISCRETIONARY 2.6%
Imperial Holdings Ltd.	8,550	181
Mr Price Group Ltd.	10,008	197
Naspers Ltd. ‘N’	8,141	2,255
Truworths International Ltd.	15,130	116

		2,749

CONSUMER STAPLES 0.4%
Massmart Holdings Ltd.	4,752	54
Shoprite Holdings Ltd.	13,279	237
Tiger Brands Ltd.	3,645	135

		426

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%
Exxaro Resources Ltd.	4,692	$62

FINANCIALS 0.2%
Capitec Bank Holdings Ltd.	1,235	109
Discovery Ltd.	7,643	115

		224

HEALTH CARE 0.0%
Life Healthcare Group Holdings Ltd.	18,085	41

INDUSTRIALS 0.1%
Barloworld Ltd.	11,214	145

MATERIALS 1.5%
African Rainbow Minerals Ltd.	3,961	43
Anglo American Platinum Ltd. (a)	610	17
AngloGold Ashanti Ltd. SP - ADR	17,819	182
Gold Fields Ltd. SP - ADR	91,932	395
Harmony Gold Mining Co. Ltd. SP - ADR	19,428	36
Impala Platinum Holdings Ltd. (a)	42,930	113
Kumba Iron Ore Ltd.	4,497	138
Sappi Ltd.	23,131	167
Sasol Ltd.	13,308	460
Sibanye Gold Ltd. ADR	5,053	26

		1,577

TELECOMMUNICATION SERVICES 1.1%
MTN Group Ltd.	71,097	785
Vodacom Group Ltd.	32,021	375

		1,160

Total South Africa		6,384

SOUTH KOREA 21.0%

CONSUMER DISCRETIONARY 5.0%
Coway Co. Ltd.	1,804	164
Hankook Tire Co. Ltd.	2,252	115
Hanon Systems	11,407	148
Hyundai Department Store Co. Ltd.	554	54
Hyundai Mobis Co. Ltd.	3,932	966
Hyundai Motor Co.	11,777	1,714
Hyundai Wia Corp.	2,350	143
Kangwon Land, Inc.	2,873	93
Kia Motors Corp.	19,981	625
LG Electronics, Inc.	9,085	898
LOTTE Himart Co. Ltd.	754	49
Lotte Shopping Co. Ltd.	1,068	199
Mando Corp.	322	93
Shinsegae, Inc.	286	80

		5,341

CONSUMER STAPLES 1.3%
Amorepacific Corp.	502	143
Amorepacific Group	577	76
CJ CheilJedang Corp.	144	49
E-MART, Inc.	1,193	302
GS Retail Co. Ltd.	63	2
KT&G Corp.	4,367	471
LG Household & Health Care Ltd.	356	396
Lotte Chilsung Beverage Co. Ltd.	1	1

		1,440

	SHARES	MARKET VALUE (000S)
ENERGY 1.4%
E1 Corp.	51	$3
GS Holdings Corp.	3,114	181
S-Oil Corp.	1,417	155
SK Gas Ltd.	474	41
SK Innovation Co. Ltd.	5,743	1,095

		1,475

FINANCIALS 3.0%
BNK Financial Group, Inc.	8,812	77
DGB Financial Group, Inc.	6,652	65
Dongbu Insurance Co. Ltd.	1,270	85
Hana Financial Group, Inc.	5,086	236
Hanwha Life Insurance Co. Ltd.	14,944	96
Hyundai Marine & Fire Insurance Co. Ltd.	3,212	141
Industrial Bank of Korea	11,581	178
KB Financial Group, Inc.	11,249	666
Meritz Fire & Marine Insurance Co. Ltd.	2,096	46
Mirae Asset Daewoo Co. Ltd.	6,154	53
NH Investment & Securities Co. Ltd.	3,812	49
Samsung Card Co. Ltd.	1,413	52
Samsung Fire & Marine Insurance Co. Ltd.	1,047	261
Samsung Life Insurance Co. Ltd.	2,214	257
Shinhan Financial Group Co. Ltd.	15,181	701
Woori Bank	17,654	260

		3,223

INDUSTRIALS 1.8%
CJ Corp.	842	143
Daelim Industrial Co. Ltd.	986	76
Daewoo Engineering & Construction Co. Ltd. (a)	4,100	23
Doosan Heavy Industries & Construction Co. Ltd.	2,651	38
Doosan Infracore Co. Ltd. (a)	4,659	38
GS Engineering & Construction Corp.	1,997	53
Hanwha Corp.	964	37
Hanwha Techwin Co. Ltd.	1,374	46
Hyundai Development Co-Engineering & Construction	2,384	86
Hyundai Engineering & Construction Co. Ltd.	1,656	56
Hyundai Glovis Co. Ltd.	309	39
KCC Corp.	147	52
Korean Air Lines Co. Ltd. (a)	3,777	119
LG Corp.	3,904	332
LG International Corp.	2,572	65
Lotte Confectionery Co. Ltd.	728	44
LS Corp.	1,521	103
Pan Ocean Co. Ltd.	3,557	17
Posco Daewoo Corp.	6,367	108
Samsung Heavy Industries Co. Ltd.	12,399	85
SK Holdings Co. Ltd.	747	197
SK Networks Co. Ltd.	24,747	154

		1,911

INFORMATION TECHNOLOGY 4.6%
LG Display Co. Ltd.	21,497	598
LG Innotek Co. Ltd.	1,173	157
NAVER Corp.	63	51
Samsung Electro-Mechanics Co. Ltd.	4,016	375

22	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Samsung Electronics Co. Ltd.	780	$1,853
Samsung SDI Co. Ltd.	1,013	193
Samsung SDS Co. Ltd.	784	146
SK Hynix, Inc.	21,843	1,552

		4,925

MATERIALS 1.7%
Dongkuk Steel Mill Co. Ltd.	3,066	32
Hanwha Chemical Corp.	1,325	39
Hyundai Steel Co.	2,984	163
Kolon Industries, Inc.	1,250	104
Korea Zinc Co. Ltd.	168	77
LG Chem Ltd.	855	323
OCI Co. Ltd.	843	107
POSCO	2,956	920
SK Chemicals Co. Ltd.	421	33
Taekwang Industrial Co. Ltd.	34	42
Young Poong Corp.	2	2

		1,842

TELECOMMUNICATION SERVICES 1.1%
KT Corp. SP - ADR	31,762	496
LG Uplus Corp.	9,464	123
SK Telecom Co. Ltd.	2,469	616

		1,235

UTILITIES 1.1%
Korea Electric Power Corp.	29,105	1,035
Korea Gas Corp.	3,629	144

		1,179

Total South Korea		22,571

TAIWAN 12.6%

CONSUMER DISCRETIONARY 0.3%
Cheng Shin Rubber Industry Co. Ltd.	103,000	182
Formosa Taffeta Co. Ltd.	16,000	17
Hotai Motor Co. Ltd.	1,000	12
Pou Chen Corp.	62,000	80
Yulon Motor Co. Ltd.	36,000	29

		320

CONSUMER STAPLES 0.5%
President Chain Store Corp.	13,000	124
Uni-President Enterprises Corp.	183,000	405

		529

ENERGY 0.1%
Formosa Petrochemical Corp.	42,000	162

FINANCIALS 1.6%
Chang Hwa Commercial Bank Ltd.	93,000	52
China Development Financial Holding Corp.	215,000	73
CTBC Financial Holding Co. Ltd.	485,000	333
E.Sun Financial Holding Co. Ltd.	116,000	74
First Financial Holding Co. Ltd.	282,000	185
Fubon Financial Holding Co. Ltd.	214,000	364
Hua Nan Financial Holdings Co. Ltd.	131,000	74
Mega Financial Holding Co. Ltd.	200,000	161

	SHARES	MARKET VALUE (000S)
Shin Kong Financial Holding Co. Ltd.	360,000	$127
SinoPac Financial Holdings Co. Ltd.	273,400	89
Taishin Financial Holding Co. Ltd.	285,000	132
Taiwan Cooperative Financial Holding Co. Ltd.	173,000	96

		1,760

INDUSTRIALS 0.4%
China Airlines Ltd. (a)	170,000	67
Eva Airways Corp.	132,000	70
Far Eastern New Century Corp.	67,000	60
Taiwan High Speed Rail Corp.	76,000	60
Walsin Lihwa Corp.	231,000	136
Wan Hai Lines Ltd.	84,000	54

		447

INFORMATION TECHNOLOGY 7.4%
Acer, Inc.	142,000	115
Asustek Computer, Inc.	23,000	216
AU Optronics Corp.	314,000	131
Catcher Technology Co. Ltd.	10,000	110
Compal Electronics, Inc.	230,000	165
Foxconn Technology Co. Ltd.	38,000	108
Hon Hai Precision Industry Co. Ltd.	665,000	2,115
HTC Corp.	51,000	125
Innolux Corp.	1,398,000	580
Inventec Corp.	179,000	143
Largan Precision Co. Ltd.	2,300	309
Lite-On Technology Corp.	170,000	231
MediaTek, Inc.	70,000	688
Micro-Star International Co. Ltd.	41,000	105
Novatek Microelectronics Corp.	19,000	72
Pegatron Corp.	123,000	296
Powertech Technology, Inc.	34,000	100
Quanta Computer, Inc.	128,000	266
Synnex Technology International Corp.	58,000	79
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	38,541	1,528
TPK Holding Co. Ltd.	12,000	34
Unimicron Technology Corp.	61,000	33
United Microelectronics Corp.	367,000	174
Wistron Corp.	134,000	107
WPG Holdings Ltd.	73,000	96

		7,926

MATERIALS 1.2%
Asia Cement Corp.	70,000	66
China Steel Corp.	162,000	135
Formosa Chemicals & Fibre Corp.	70,000	242
Formosa Plastics Corp.	96,000	318
Nan Ya Plastics Corp.	144,000	376
Taiwan Cement Corp.	100,000	122

		1,259

TELECOMMUNICATION SERVICES 1.1%
Chunghwa Telecom Co. Ltd.	206,000	733
Far EasTone Telecommunications Co. Ltd.	79,000	195

	SHARES	MARKET VALUE (000S)
Taiwan Mobile Co. Ltd.	64,000	$231

		1,159

Total Taiwan		13,562

THAILAND 3.0%

CONSUMER STAPLES 0.3%
CP ALL PCL	104,800	248
Thai Union Group PCL ‘F’	120,100	73

		321

ENERGY 0.8%
Bangchak Corp. PCL	127,000	159
IRPC PCL	1,501,100	325
Star Petroleum Refining PCL	177,200	93
Thai Oil PCL	78,200	248

		825

FINANCIALS 0.2%
Bangkok Bank PCL	31,600	196
Thanachart Capital PCL	32,800	56

		252

HEALTH CARE 0.0%
Bangkok Dusit Medical Services PCL ‘F’	76,100	49

INDUSTRIALS 0.2%
Airports of Thailand PCL	117,400	244

MATERIALS 0.9%
Indorama Ventures PCL	38,800	63
PTT Global Chemical PCL	193,300	504
Siam Cement PCL	24,300	360

		927

REAL ESTATE 0.0%
Land & Houses PCL NVDR	100,000	32

TELECOMMUNICATION SERVICES 0.5%
Advanced Info Service PCL	70,600	414
Total Access Communication PCL	79,800	120

		534

UTILITIES 0.1%
Glow Energy PCL	23,500	59
Ratchaburi Electricity Generating Holding PCL	12,200	20

		79

Total Thailand		3,263

TURKEY 1.2%

CONSUMER DISCRETIONARY 0.1%
Ford Otomotiv Sanayi A/S	4,306	68
Tofas Turk Otomobil Fabrikasi A/S	414	4

		72

CONSUMER STAPLES 0.1%
BIM Birlesik Magazalar A/S	4,965	102

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	23

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%
Tupras Turkiye Petrol Rafinerileri A/S	6,595	$211

FINANCIALS 0.2%
Turkiye Halk Bankasi A/S	14,500	41
Turkiye Is Bankasi ‘C’	18,963	35
Turkiye Vakiflar Bankasi TAO ‘D’	30,421	54
Yapi ve Kredi Bankasi A/S	40,874	47

		177

INDUSTRIALS 0.2%
Turk Hava Yollari AO (a)	53,644	222

MATERIALS 0.1%
Eregli Demir ve Celik Fabrikalari TAS	19,683	52

TELECOMMUNICATION SERVICES 0.3%
Turk Telekomunikasyon A/S	35,266	60
Turkcell Iletisim Hizmetleri A/S	72,412	295

		355

UTILITIES 0.0%
Aygaz A/S	10,016	43

Total Turkey		1,234

Total Common Stocks (Cost $94,679)		98,050

	UNITS
EQUITY-LINKED SECURITIES 4.7%

IRELAND 4.7%

CONSUMER DISCRETIONARY 0.3%
Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/08/2018	1,003	59
Citigroup Global Markets Holdings, Inc., Maruti Suzuki India Ltd. - Exp. 02/08/2018	1,817	277

		336

CONSUMER STAPLES 0.7%
Citigroup Global Markets Holdings, Inc., Hindustan Unilever Ltd. - Exp. 02/08/2018	14,526	311
Citigroup Global Markets Holdings, Inc., ITC Ltd. - Exp. 02/08/2018	103,829	428

		739

ENERGY 1.3%
Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/08/2018	12,801	104
Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/08/2018	38,419	158
Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/08/2018	32,801	215
Citigroup Global Markets Holdings, Inc., Indian Oil Corp. Ltd. - Exp. 02/08/2018	10,004	61

	UNITS	MARKET VALUE (000S)
Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/08/2018	7,195	$23
Citigroup Global Markets Holdings, Inc., Reliance Industries Ltd. - Exp. 02/08/2018	59,090	853

		1,414

FINANCIALS 1.3%
Citigroup Global Markets Holdings, Inc., Housing Development Finance Corp. Ltd. - Exp. 02/08/2018	23,590	632
Citigroup Global Markets Holdings, Inc., ICICI Bank Ltd. - Exp. 02/08/2018	66,575	327
Citigroup Global Markets Holdings, Inc., Indiabulls Housing Finance Ltd. - Exp. 02/08/2018	1,267	24
Citigroup Global Markets Holdings, Inc., IndusInd Bank Ltd. - Exp. 02/08/2018	8,111	209
Citigroup Global Markets Holdings, Inc., Kotak Mahindra Bank Ltd. - Exp. 02/08/2018	13,190	209

		1,401

HEALTH CARE 0.0%
Citigroup Global Markets Holdings, Inc., Sun Pharmaceutical Industries Ltd. - Exp. 02/08/2018	1,915	17

INFORMATION TECHNOLOGY 0.6%
Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/08/2018	8,672	121
Citigroup Global Markets Holdings, Inc., Tata Consultancy Services Ltd. - Exp. 02/08/2018	9,537	403
Citigroup Global Markets Holdings, Inc., Tech Mahindra Ltd. - Exp. 02/08/2018	9,983	79

		603

MATERIALS 0.1%
Citigroup Global Markets Holdings, Inc., Asian Paints Ltd. - Exp. 02/08/2018	5,846	106
Citigroup Global Markets Holdings, Inc., Hindalco Industries Ltd. - Exp. 02/08/2018	6,186	27

		133

TELECOMMUNICATION SERVICES 0.4%
Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/08/2018	32,146	267
Citigroup Global Markets Holdings, Inc., Idea Cellular Ltd. - Exp. 02/08/2018	54,312	92
Citigroup Global Markets Holdings, Inc., Reliance Communications Ltd. - Exp. 02/08/2018	87,854	50

		409

Total Equity-Linked Securities (Cost $4,841)		5,052

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 2.9%

BRAZIL 2.3%

BANKING & FINANCE 1.3%
Banco do Estado do Rio Grande do Sul S.A.	6,900	$31
Itau Unibanco Holding S.A.	72,600	931
Itausa - Investimentos Itau S.A.	135,700	442

		1,404

CONSUMER STAPLES 0.1%
Cia Brasileira de Distribuicao	7,300	174

MATERIALS 0.5%
Braskem S.A.	12,500	161
Gerdau S.A.	58,900	220
Metalurgica Gerdau S.A.	71,100	124
Usinas Siderurgicas de Minas Gerais S.A.	7,900	22

		527

UTILITIES 0.4%
Cia de Gas de Sao Paulo - COMGAS	2,000	36
Cia de Transmissao de Energia Eletrica Paulista	100	2
Cia Energetica de Minas Gerais	89,669	186
Cia Energetica de Sao Paulo	26,700	106
Cia Paranaense de Energia	7,900	59

		389

Total Brazil		2,494

CHILE 0.1%

CONSUMER STAPLES 0.1%
Embotelladora Andina S.A.	13,997	70

Total Chile		70

RUSSIA 0.5%

ENERGY 0.5%
Bashneft PJSC	670	16
Surgutneftegas OJSC	687,000	334
Transneft PJSC	40	123

		473

Total Russia		473

Total Preferred Stocks (Cost $2,986)		3,037

REAL ESTATE INVESTMENT TRUSTS 0.2%

MEXICO 0.1%

REAL ESTATE 0.1%
Fibra Uno Administracion S.A. de C.V.	52,000	77

Total Mexico		77

SOUTH AFRICA 0.1%

REAL ESTATE 0.1%
Growthpoint Properties Ltd.	40,501	91

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Redefine Properties Ltd.	70,979	$61

		152

Total South Africa		152

Total Real Estate Investment Trusts (Cost $211)		229

Total Investments in Securities (Cost $102,717)		106,368

Total Investments 99.2% (Cost $102,717)		$106,368

Other Assets and Liabilities, net 0.8%		894

Net Assets 100.0%		$107,262

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$0	$575	$0	$575
Consumer Staples	1,293	55	0	1,348
Energy	458	419	0	877
Financials	51	535	0	586
Industrials	45	146	0	191
Materials	832	306	0	1,138
Telecommunication Services	48	0	0	48
Utilities	197	124	0	321
Chile
Consumer Discretionary	0	162	0	162
Consumer Staples	401	0	0	401
Energy	160	0	0	160
Financials	365	0	0	365
Industrials	114	268	0	382
Materials	316	28	0	344
Telecommunication Services	58	0	0	58
Utilities	473	169	0	642
China
Consumer Discretionary	2,127	1,103	0	3,230
Consumer Staples	244	797	0	1,041
Energy	0	1,106	0	1,106

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Financials	$0	$2,617	$0	$2,617
Health Care	29	0	0	29
Industrials	330	498	0	828
Information Technology	3,206	2,967	0	6,173
Materials	0	948	0	948
Real Estate	77	1,771	0	1,848
Telecommunication Services	0	70	0	70
Utilities	0	492	0	492
Greece
Consumer Discretionary	93	0	0	93
Energy	36	0	0	36
Financials	90	301	0	391
Telecommunication Services	62	0	0	62
Utilities	0	4	0	4
Hong Kong
Consumer Discretionary	35	202	0	237
Consumer Staples	0	417	0	417
Energy	0	210	0	210
Financials	0	517	0	517
Industrials	42	94	0	136
Materials	0	72	0	72
Real Estate	0	452	0	452
Telecommunication Services	0	227	0	227
Utilities	0	407	0	407

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	25

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

December 31, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
India
Financials	$2,297	$0	$0	$2,297
Health Care	753	0	0	753
Information Technology	2,858	0	0	2,858
Materials	541	0	0	541
Indonesia
Consumer Discretionary	0	325	0	325
Consumer Staples	186	0	0	186
Energy	231	63	0	294
Financials	367	216	0	583
Materials	216	0	0	216
Telecommunication Services	0	327	0	327
Malaysia
Consumer Discretionary	111	195	0	306
Consumer Staples	322	44	0	366
Energy	0	50	0	50
Financials	535	379	0	914
Industrials	207	48	0	255
Materials	54	0	0	54
Real Estate	22	0	0	22
Telecommunication Services	51	224	0	275
Utilities	45	253	0	298
Mexico
Consumer Staples	1,025	0	0	1,025
Financials	124	0	0	124
Industrials	34	0	0	34
Materials	392	0	0	392
Telecommunication Services	672	0	0	672
Utilities	60	0	0	60
Philippines
Consumer Staples	16	0	0	16
Energy	31	0	0	31
Financials	0	451	0	451
Industrials	161	46	0	207
Real Estate	0	110	0	110
Telecommunication Services	44	128	0	172
Utilities	103	0	0	103
Poland
Consumer Discretionary	43	0	0	43
Energy	76	551	0	627
Financials	54	624	0	678
Materials	61	214	0	275
Telecommunication Services	0	87	0	87
Utilities	30	242	0	272
Russia
Consumer Staples	203	214	0	417
Energy	0	2,400	0	2,400
Information Technology	11	85	0	96
Materials	31	1,357	0	1,388
Telecommunication Services	848	128	0	976
Utilities	159	60	0	219
South Africa
Consumer Discretionary	116	2,633	0	2,749
Consumer Staples	426	0	0	426
Energy	62	0	0	62
Financials	109	115	0	224
Health Care	41	0	0	41
Industrials	145	0	0	145
Materials	961	616	0	1,577
Telecommunication Services	0	1,160	0	1,160
South Korea
Consumer Discretionary	2,062	3,279	0	5,341
Consumer Staples	1,087	353	0	1,440

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Energy	$0	$1,475	$0	$1,475
Financials	85	3,138	0	3,223
Industrials	421	1,490	0	1,911
Information Technology	0	4,925	0	4,925
Materials	442	1,400	0	1,842
Telecommunication Services	1,235	0	0	1,235
Utilities	0	1,179	0	1,179
Taiwan
Consumer Discretionary	182	138	0	320
Consumer Staples	0	529	0	529
Energy	0	162	0	162
Financials	89	1,671	0	1,760
Industrials	0	447	0	447
Information Technology	2,135	5,791	0	7,926
Materials	0	1,259	0	1,259
Telecommunication Services	426	733	0	1,159
Thailand
Consumer Staples	0	321	0	321
Energy	0	825	0	825
Financials	0	252	0	252
Health Care	0	49	0	49
Industrials	0	244	0	244
Materials	0	927	0	927
Real Estate	32	0	0	32
Telecommunication Services	0	534	0	534
Utilities	0	79	0	79
Turkey
Consumer Discretionary	68	4	0	72
Consumer Staples	0	102	0	102
Energy	0	211	0	211
Financials	0	177	0	177
Industrials	0	222	0	222
Materials	0	52	0	52
Telecommunication Services	0	355	0	355
Utilities	0	43	0	43
Equity-Linked Securities
Ireland
Consumer Discretionary	0	336	0	336
Consumer Staples	0	739	0	739
Energy	0	1,414	0	1,414
Financials	0	1,401	0	1,401
Health Care	0	17	0	17
Information Technology	0	603	0	603
Materials	0	133	0	133
Telecommunication Services	0	409	0	409
Preferred Stocks
Brazil
Banking & Finance	31	1,373	0	1,404
Consumer Staples	0	174	0	174
Materials	0	527	0	527
Utilities	108	281	0	389
Chile
Consumer Staples	70	0	0	70
Russia
Energy	0	473	0	473
Real Estate Investment Trusts
Mexico
Real Estate	77	0	0	77
South Africa
Real Estate	152	0	0	152

Total Investments	$34,718	$71,650	$0	$106,368

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

26	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 96.3%

AUSTRALIA 4.8%

CONSUMER DISCRETIONARY 0.2%
Aristocrat Leisure Ltd.	867	$16
Fairfax Media Ltd.	12,684	8
JB Hi-Fi Ltd.	378	7
Nine Entertainment Co. Holdings Ltd.	5,965	7
Super Retail Group Ltd.	1,035	7

		45

CONSUMER STAPLES 0.8%
Blackmores Ltd.	55	7
GrainCorp Ltd.	1,208	8
Inghams Group Ltd.	2,877	8
Metcash Ltd.	3,855	9
Treasury Wine Estates Ltd.	595	8
Wesfarmers Ltd.	2,352	81
Woolworths Ltd.	3,426	73

		194

ENERGY 0.4%
Caltex Australia Ltd.	1,448	38
Origin Energy Ltd.	3,953	29
Santos Ltd. (a)	1,870	8
Woodside Petroleum Ltd.	440	11
WorleyParsons Ltd.	670	8

		94

FINANCIALS 0.7%
AMP Ltd.	8,918	36
Genworth Mortgage Insurance Australia Ltd.	3,002	7
Insurance Australia Group Ltd.	2,813	16
Macquarie Group Ltd.	273	21
Medibank Pvt Ltd.	9,663	25
nib holdings Ltd.	1,517	8
Platinum Asset Management Ltd.	1,288	8
QBE Insurance Group Ltd.	2,799	23
Suncorp Group Ltd.	2,424	26

		170

HEALTH CARE 0.5%
Ansell Ltd.	574	11
Australian Pharmaceutical Industries Ltd.	5,695	7
Cochlear Ltd.	106	14
CSL Ltd.	636	70
Sigma Healthcare Ltd.	10,357	8

		110

INDUSTRIALS 0.3%
Brambles Ltd.	1,599	13
CIMIC Group Ltd.	259	10
Downer EDI Ltd.	1,394	8
Monadelphous Group Ltd.	548	7
Qantas Airways Ltd.	1,904	7
SEEK Ltd.	508	8
Sydney Airport	1,709	9
Transurban Group	2,379	23

		85

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%
carsales.com Ltd.	624	$7
Computershare Ltd.	774	10
Domain Holdings Australia Ltd. (a)	1,025	3
REA Group Ltd.	129	7

		27

MATERIALS 1.4%
Adelaide Brighton Ltd.	1,852	9
Alumina Ltd.	5,076	10
Amcor Ltd.	1,119	13
BHP Billiton Ltd.	4,322	99
BHP Billiton PLC	4,455	90
BlueScope Steel Ltd.	744	9
Boral Ltd.	1,384	8
CSR Ltd.	3,017	11
DuluxGroup Ltd.	1,190	7
Iluka Resources Ltd.	998	8
Incitec Pivot Ltd.	2,461	8
Mineral Resources Ltd.	553	9
Newcrest Mining Ltd.	1,719	31
Northern Star Resources Ltd.	1,757	8
Orica Ltd.	520	7
Regis Resources Ltd.	2,346	8
Western Areas Ltd.	3,354	9

		344

REAL ESTATE 0.0%
Lend Lease Group	595	8

TELECOMMUNICATION SERVICES 0.3%
Telstra Corp. Ltd.	22,672	64

UTILITIES 0.1%
AGL Energy Ltd.	1,207	23

Total Australia		1,164

AUSTRIA 0.6%

ENERGY 0.1%
OMV AG	587	37

FINANCIALS 0.1%
Erste Group Bank AG	272	12
Raiffeisen Bank International AG (a)	318	11
UNIQA Insurance Group AG	708	7
Vienna Insurance Group AG Wiener Versicherung Gruppe	245	8

		38

INDUSTRIALS 0.1%
ANDRITZ AG	178	10
Oesterreichische Post AG	189	9

		19

INFORMATION TECHNOLOGY 0.1%
ams AG	76	7
AT&S Austria Technologie & Systemtechnik AG	263	7

		14

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%
voestalpine AG	126	$7
Wienerberger AG	317	8

		15

REAL ESTATE 0.1%
BUWOG AG	326	11
CA Immobilien Anlagen AG	277	9

		20

Total Austria		143

BELGIUM 1.2%

CONSUMER STAPLES 0.7%
Anheuser-Busch InBev S.A. NV	1,359	152
Colruyt S.A.	148	7

		159

ENERGY 0.0%
Euronav NV S.A.	1,016	9

FINANCIALS 0.3%
Ageas	666	32
Gimv NV	143	9
KBC Group NV	224	19

		60

HEALTH CARE 0.0%
UCB S.A.	94	8

INDUSTRIALS 0.0%
bpost S.A.	302	9

MATERIALS 0.1%
Nyrstar NV (a)	1,002	8
Umicore S.A.	266	13

		21

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	404	13

UTILITIES 0.0%
Elia System Operator S.A.	151	9

Total Belgium		288

CAMBODIA 0.0%

CONSUMER DISCRETIONARY 0.0%
NagaCorp Ltd.	8,000	6

Total Cambodia		6

CANADA 6.4%

CONSUMER DISCRETIONARY 1.1%
Aimia, Inc.	2,643	8
Canadian Tire Corp. Ltd. ‘A’	153	20
Cineplex, Inc.	344	10
Cogeco, Inc. (b)	100	7
Dollarama, Inc.	180	22
Enercare, Inc.	453	7
Gildan Activewear, Inc.	277	9

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	27

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Great Canadian Gaming Corp. (a)	379	$10
Linamar Corp.	138	8
Lululemon Athletica, Inc. (a)	96	8
Magna International, Inc.	1,882	107
Martinrea International, Inc. (b)	600	8
Quebecor, Inc. ‘B’	677	13
Restaurant Brands International, Inc.	285	18
Shaw Communications, Inc. ‘B’	970	22

		277

CONSUMER STAPLES 0.5%
Alimentation Couche-Tard, Inc. ‘B’	332	17
Empire Co. Ltd. ‘A’	817	16
George Weston Ltd.	79	7
Jean Coutu Group PJC, Inc. ‘A’	376	7
Loblaw Cos. Ltd.	329	18
Maple Leaf Foods, Inc.	521	15
Metro, Inc.	678	22
North West Co., Inc.	290	7
Premium Brands Holdings Corp.	87	7
Saputo, Inc.	200	7

		123

ENERGY 0.5%
Baytex Energy Corp. (a)	2,421	7
Bonavista Energy Corp.	3,970	7
Calfrac Well Services Ltd. (a)(b)	1,756	8
Cenovus Energy, Inc.	1,880	17
Crescent Point Energy Corp.	1,493	11
Enerplus Corp.	826	8
Gibson Energy, Inc.	516	8
Husky Energy, Inc. (a)	781	11
Obsidian Energy Ltd. (a)	5,989	8
ShawCor Ltd.	307	7
Trican Well Service Ltd. (a)	2,997	10
Trinidad Drilling Ltd. (a)	6,189	8

		110

FINANCIALS 1.8%
AGF Management Ltd. ‘B’	1,380	9
Bank of Nova Scotia	1,012	65
Canadian Imperial Bank of Commerce	335	33
CI Financial Corp.	891	21
Fairfax Financial Holdings Ltd.	20	11
Great-West Lifeco, Inc. (b)	403	11
IGM Financial, Inc.	494	17
Intact Financial Corp.	242	20
Manulife Financial Corp.	1,721	36
National Bank of Canada	260	13
Onex Corp.	96	7
Power Corp. of Canada	1,113	29
Power Financial Corp.	304	8
Royal Bank of Canada	827	67
Thomson Reuters Corp.	867	38
Toronto-Dominion Bank	1,104	65

		450

HEALTH CARE 0.1%
Chartwell Retirement Residences	585	7
Medical Facilities Corp.	692	8

		15

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.9%
Aecon Group, Inc.	723	$11
Air Canada (a)	465	10
Bombardier, Inc. ‘B’ (a)	2,947	7
CAE, Inc.	408	8
Canadian National Railway Co.	657	54
Canadian Pacific Railway Ltd.	141	26
Finning International, Inc.	351	9
Maxar Technologies Ltd.	109	7
New Flyer Industries, Inc.	170	7
Ritchie Bros Auctioneers, Inc.	253	8
Russel Metals, Inc.	317	7
TFI International, Inc.	291	8
Toromont Industries Ltd.	282	12
Transcontinental, Inc. ‘A’	347	7
Waste Connections, Inc.	426	30
WestJet Airlines Ltd.	521	11

		222

INFORMATION TECHNOLOGY 0.2%
BlackBerry Ltd. (a)	674	7
Celestica, Inc. (a)	694	7
Constellation Software, Inc. (b)	39	24

		38

MATERIALS 0.9%
Agrium, Inc.	489	56
CCL Industries, Inc. ‘B’	211	10
Centerra Gold, Inc.	1,208	6
Franco-Nevada Corp.	169	13
Kinross Gold Corp. (a)	2,035	9
Labrador Iron Ore Royalty Corp.	377	8
Mercer International, Inc.	536	8
Methanex Corp.	130	8
Potash Corp. of Saskatchewan, Inc.	3,342	69
Teck Resources Ltd. ‘B’	388	10
Western Forest Products, Inc.	4,611	9
Winpak Ltd.	231	9
Yamana Gold, Inc.	2,749	9

		224

REAL ESTATE 0.0%
Colliers International Group, Inc.	120	7

TELECOMMUNICATION SERVICES 0.2%
BCE, Inc.	362	17
Rogers Communications, Inc. ‘B’	564	29
TELUS Corp.	339	13

		59

UTILITIES 0.2%
Atco Ltd. ‘I’	204	7
Capital Power Corp.	383	8
Fortis, Inc.	365	14
Superior Plus Corp.	779	7
TransAlta Corp.	1,232	7

		43

Total Canada		1,568

DENMARK 1.7%

CONSUMER DISCRETIONARY 0.1%
Pandora A/S	95	10

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%
Carlsberg A/S ‘B’	138	$17
Royal Unibrew A/S	168	10

		27

FINANCIALS 0.2%
Alm Brand A/S	586	8
Danske Bank A/S	522	20
Topdanmark A/S (a)	182	8
Tryg A/S	582	14

		50

HEALTH CARE 0.6%
Coloplast A/S ‘B’	119	10
GN Store Nord A/S	226	7
H Lundbeck A/S	152	8
Novo Nordisk A/S ‘B’	2,259	121

		146

INDUSTRIALS 0.5%
AP Moller - Maersk A/S ‘B’	58	101
Dfds A/S	169	9
ISS A/S	193	7

		117

MATERIALS 0.1%
Chr Hansen Holding A/S	114	11
Novozymes A/S ‘B’	262	15

		26

TELECOMMUNICATION SERVICES 0.1%
TDC A/S	4,269	26

UTILITIES 0.0%
Orsted A/S	159	9

Total Denmark		411

FINLAND 0.9%

CONSUMER DISCRETIONARY 0.0%
Nokian Renkaat Oyj	229	10

CONSUMER STAPLES 0.0%
Kesko Oyj ‘B’	190	10

ENERGY 0.1%
Neste Oyj	204	13

FINANCIALS 0.2%
Sampo Oyj ‘A’	655	36

HEALTH CARE 0.0%
Orion Oyj ‘B’	197	7

INDUSTRIALS 0.3%
Finnair Oyj	523	8
Kone Oyj ‘B’	436	24
Metso Oyj	212	7
Ramirent Oyj	667	6

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Wartsila Oyj Abp	291	$18
YIT OYJ	977	8

		71

INFORMATION TECHNOLOGY 0.0%
Tieto OYJ	227	7

MATERIALS 0.2%
Kemira Oyj	653	9
Stora Enso Oyj ‘R’	1,730	28

		37

TELECOMMUNICATION SERVICES 0.0%
Elisa Oyj	280	11

UTILITIES 0.1%
Fortum Oyj	1,064	21

Total Finland		223

FRANCE 5.9%

CONSUMER DISCRETIONARY 1.3%
Accor S.A.	145	7
Cie Generale des Etablissements Michelin	137	20
Elior Group S.A.	374	8
Eutelsat Communications S.A.	339	8
Hermes International	45	24
JCDecaux S.A.	255	10
Kaufman & Broad S.A.	162	8
Kering	62	29
Lagardere S.C.A.	590	19
LVMH Moet Hennessy Louis Vuitton SE	197	58
Metropole Television S.A.	279	7
Peugeot S.A.	1,502	30
Publicis Groupe S.A.	98	7
Sodexo S.A.	147	20
Vivendi S.A.	2,603	70

		325

CONSUMER STAPLES 0.6%
Carrefour S.A.	835	18
Casino Guichard Perrachon S.A.	517	31
Danone S.A.	793	67
Pernod-Ricard S.A.	202	32
Rallye S.A.	468	8

		156

ENERGY 0.1%
Total S.A.	269	15
Vallourec S.A.	1,346	8

		23

FINANCIALS 0.3%
Coface S.A. (a)	651	7
Credit Agricole S.A.	971	16
Eurazeo S.A.	217	20
Natixis S.A.	2,114	17
SCOR SE	200	8

		68

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%
BioMerieux	86	$8
Ipsen S.A.	74	9
Korian S.A.	199	7
Orpea	70	8

		32

INDUSTRIALS 1.9%
Aeroports de Paris	38	7
Air France-KLM (a)	1,774	29
Airbus SE	766	76
Alstom S.A.	470	20
Bouygues S.A.	942	49
Bureau Veritas S.A.	413	11
Cie de Saint-Gobain	367	20
Derichebourg S.A.	677	7
Edenred	253	7
Elis S.A.	329	9
Getlink SE	572	7
Legrand S.A.	305	24
Rexel S.A.	1,113	20
Safran S.A.	287	30
Societe BIC S.A.	64	7
Thales S.A.	71	8
Vinci S.A.	1,138	116
Zodiac Aerospace	299	9

		456

INFORMATION TECHNOLOGY 0.3%
Alten S.A.	88	7
Atos SE	147	21
Capgemini SE	121	14
Dassault Systemes	132	14
Neopost S.A.	259	8
Ubisoft Entertainment SA (a)	97	8
Worldline S.A. (a)	205	10

		82

MATERIALS 0.1%
Eramet (a)	69	8
Vicat S.A.	114	9

		17

REAL ESTATE 0.1%
Nexity S.A.	243	14

TELECOMMUNICATION SERVICES 0.2%
Iliad S.A.	39	9
Orange S.A.	2,414	42

		51

UTILITIES 0.9%
Electricite de France S.A.	3,950	50
Engie S.A.	7,226	124
Rubis S.C.A.	104	7
Suez	482	9
Veolia Environnement S.A.	1,543	39

		229

Total France		1,453

	SHARES	MARKET VALUE (000S)
GERMANY 5.9%

CONSUMER DISCRETIONARY 0.7%
adidas AG	95	$19
Axel Springer SE	92	7
Ceconomy AG	516	8
Continental AG	211	57
CTS Eventim AG & Co. KGaA	158	7
Fielmann AG	82	7
Hella GmbH & Co. KGaA	124	8
Hugo Boss AG	215	18
Leoni AG	189	14
ProSiebenSat.1 Media SE	320	11
TUI AG	860	18

		174

CONSUMER STAPLES 0.1%
Beiersdorf AG	80	9
Suedzucker AG	360	8

		17

FINANCIALS 1.0%
Commerzbank AG	3,581	53
Deutsche Bank AG	3,282	62
Deutsche Boerse AG	369	43
Deutsche Pfandbriefbank AG	624	10
GRENKE AG	74	7
Hannover Rueck SE	56	7
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	221	48
Talanx AG	164	6
Wuestenrot & Wuerttembergische AG	318	9

		245

HEALTH CARE 0.6%
Bayer AG	611	76
Carl Zeiss Meditec AG	115	7
Fresenius Medical Care AG & Co. KGaA	381	40
Fresenius SE & Co. KGaA	172	13
Rhoen Klinikum AG	331	12

		148

INDUSTRIALS 0.8%
Bilfinger SE	305	14
Brenntag AG	155	10
Deutsche Lufthansa AG	1,440	53
Deutsche Post AG	772	37
Deutz AG	883	8
Duerr AG	60	8
Fraport AG Frankfurt Airport Services Worldwide	70	8
Hapag-Lloyd AG (a)	163	7
Hochtief AG	42	7
KION Group AG	108	9
Kloeckner & Co. SE	729	9
MTU Aero Engines AG	86	15
OSRAM Licht AG	84	8
Rheinmetall AG	65	8
Wacker Neuson SE	263	9

		210

INFORMATION TECHNOLOGY 0.5%
Infineon Technologies AG	910	25
SAP SE	508	57

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	29

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Software AG	190	$11
United Internet AG	257	17
Wirecard AG	107	12

		122

MATERIALS 0.9%
Aurubis AG	273	25
BASF SE	1,163	128
Covestro AG	103	11
Evonik Industries AG	194	7
K+S AG	564	14
Linde AG (a)	126	30
Salzgitter AG	183	10

		225

REAL ESTATE 0.3%
Aroundtown S.A.	980	8
Deutsche Wohnen SE	354	15
TAG Immobilien AG	711	13
TLG Immobilien AG	287	8
Vonovia SE	608	30

		74

TELECOMMUNICATION SERVICES 0.1%
Freenet AG	525	20
Telefonica Deutschland Holding AG	1,844	9

		29

UTILITIES 0.9%
E.ON SE	10,118	110
RWE AG (a)	2,422	49
Uniper SE	1,643	51

		210

Total Germany		1,454

HONG KONG 2.7%

CONSUMER DISCRETIONARY 0.4%
Chow Tai Fook Jewellery Group Ltd.	6,800	7
Galaxy Entertainment Group Ltd.	3,000	24
Li & Fung Ltd.	20,000	11
Luk Fook Holdings International Ltd.	2,000	9
Melco Resorts & Entertainment Ltd.	465	13
Shangri-La Asia Ltd.	4,000	9
SJM Holdings Ltd.	14,000	12
Techtronic Industries Co. Ltd.	2,000	13
Yue Yuen Industrial Holdings Ltd.	2,000	8

		106

CONSUMER STAPLES 0.1%
Dairy Farm International Holdings Ltd.	900	7
Sun Art Retail Group Ltd.	7,000	7
WH Group Ltd.	15,500	18

		32

FINANCIALS 0.5%
AIA Group Ltd.	8,000	68
Hang Seng Bank Ltd.	1,000	25

	SHARES	MARKET VALUE (000S)
Hong Kong Exchanges and Clearing Ltd.	900	$27
Kingston Financial Group Ltd.	8,000	8

		128

HEALTH CARE 0.1%
Sino Biopharmaceutical Ltd.	10,000	18

INDUSTRIALS 0.4%
Cathay Pacific Airways Ltd.	5,000	8
Jardine Matheson Holdings Ltd.	400	24
Jardine Strategic Holdings Ltd.	500	20
MTR Corp. Ltd.	2,000	11
Orient Overseas International Ltd.	500	5
Pacific Basin Shipping Ltd.	32,000	7
Seaspan Corp.	1,322	9

		84

INFORMATION TECHNOLOGY 0.2%
ASM Pacific Technology Ltd.	400	6
GCL-Poly Energy Holdings Ltd. (a)	44,000	8
Kingboard Chemical Holdings Ltd.	1,500	8
Landing International Development Ltd. (a)	180,000	7
Truly International Holdings Ltd.	20,000	9
VTech Holdings Ltd.	500	6

		44

MATERIALS 0.0%
Lee & Man Paper Manufacturing Ltd.	6,000	7

REAL ESTATE 0.5%
CK Asset Holdings Ltd.	2,000	17
Henderson Land Development Co. Ltd.	1,000	7
Hongkong Land Holdings Ltd.	2,000	14
Hysan Development Co. Ltd.	1,000	5
Kerry Properties Ltd.	1,500	7
New World Development Co. Ltd.	17,000	25
Shimao Property Holdings Ltd.	3,500	8
Sun Hung Kai Properties Ltd.	1,000	17
Swire Pacific Ltd. ‘A’	2,500	23
Wheelock & Co. Ltd.	1,000	7

		130

TELECOMMUNICATION SERVICES 0.1%
HKT Trust & HKT Ltd.	10,000	13
PCCW Ltd.	14,000	8

		21

UTILITIES 0.4%
China Gas Holdings Ltd.	4,000	11
CLP Holdings Ltd.	3,500	36
Hong Kong & China Gas Co. Ltd.	15,000	29
Power Assets Holdings Ltd.	2,000	17

		93

Total Hong Kong		663

	SHARES	MARKET VALUE (000S)
IRELAND 1.1%

CONSUMER DISCRETIONARY 0.0%
Paddy Power Betfair PLC	63	$8

CONSUMER STAPLES 0.2%
C&C Group PLC	2,121	7
Glanbia PLC	426	8
Kerry Group PLC ‘A’	178	20

		35

HEALTH CARE 0.5%
ICON PLC (a)	134	15
Jazz Pharmaceuticals PLC (a)	100	13
Medtronic PLC	922	74
Perrigo Co. PLC	213	19
UDG Healthcare PLC	658	8

		129

INDUSTRIALS 0.2%
AerCap Holdings NV (a)	138	7
Allegion PLC	123	10
DCC PLC	180	18
Fly Leasing Ltd. ADR (a)	550	7
Grafton Group PLC	693	8
Kingspan Group PLC	169	7

		57

MATERIALS 0.2%
James Hardie Industries PLC ADR	755	13
Smurfit Kappa Group PLC	627	21

		34

Total Ireland		263

ISRAEL 0.5%

FINANCIALS 0.3%
Bank Hapoalim BM	880	6
Bank Leumi Le-Israel BM	2,450	15
Harel Insurance Investments & Financial Services Ltd.	1,008	7
Israel Discount Bank Ltd. ‘A’ (a)	3,565	10
Migdal Insurance & Financial Holding Ltd.	6,800	8
Mizrahi Tefahot Bank Ltd.	330	6
Plus500 Ltd.	701	9

		61

INDUSTRIALS 0.0%
Elbit Systems Ltd.	66	9

INFORMATION TECHNOLOGY 0.1%
Check Point Software Technologies Ltd. (a)	178	19
Nice Ltd.	96	9
Tower Semiconductor Ltd. (a)	216	7

		35

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%
Frutarom Industries Ltd.	81	$7
Israel Chemicals Ltd.	1,650	7

		14

TELECOMMUNICATION SERVICES 0.0%
Bezeq The Israeli Telecommunication Corp. Ltd.	7,860	12

Total Israel		131

ITALY 3.1%

CONSUMER DISCRETIONARY 0.2%
Brembo SpA	482	7
De’ Longhi SpA	246	8
Ferrari NV	165	17
Luxottica Group SpA	130	8
Moncler SpA	256	8
PRADA SpA	2,000	7

		55

CONSUMER STAPLES 0.1%
Davide Campari-Milano SpA	944	7
MARR SpA	286	8

		15

ENERGY 0.6%
Eni SpA	5,967	99
Saipem SpA (a)	1,789	8
Saras SpA	4,518	11
Snam SpA	5,352	26

		144

FINANCIALS 1.1%
Anima Holding SpA	1,262	9
Assicurazioni Generali SpA	959	17
Banca Carige SpA	597,891	6
Banca Generali SpA	235	8
Banca Popolare di Sondrio SCPA	2,356	9
BPER Banca	1,582	8
Credito Valtellinese SpA (a)	2,141	3
Intesa Sanpaolo SpA	9,723	32
Mediobanca SpA	730	8
Societa Cattolica di Assicurazioni S.C.	858	9
UniCredit SpA	6,677	125
Unione di Banche Italiane SpA	4,480	19
Unipol Gruppo SpA	1,657	8

		261

HEALTH CARE 0.1%
DiaSorin SpA	96	9
Recordati SpA	162	7

		16

INDUSTRIALS 0.2%
ASTM SpA	271	8
Atlantia SpA	832	26
Salini Impregilo SpA	1,867	7

	SHARES	MARKET VALUE (000S)
Societa Iniziative Autostradali e Servizi SpA	389	$8

		49

TELECOMMUNICATION SERVICES 0.1%
Telecom Italia SpA (a)	34,776	30

UTILITIES 0.7%
Enel SpA	23,190	142
ERG SpA	380	7
Iren SpA	2,659	8
Terna Rete Elettrica Nazionale SpA	3,087	18

		175

Total Italy		745

JAPAN 23.7%

CONSUMER DISCRETIONARY 5.4%
Adastria Co. Ltd.	400	8
Ahresty Corp.	900	7
Aisin Seiki Co. Ltd.	400	22
Arata Corp.	100	5
Atsugi Co. Ltd.	700	8
Autobacs Seven Co. Ltd.	600	12
Avex, Inc.	500	7
Bandai Namco Holdings, Inc.	200	7
Benesse Holdings, Inc.	200	7
Bridgestone Corp.	1,700	79
Canon Marketing Japan, Inc.	300	8
Casio Computer Co. Ltd.	500	7
DCM Holdings Co. Ltd.	700	7
Denso Corp.	1,100	66
Eagle Industry Co. Ltd.	500	9
EDION Corp.	600	7
FCC Co. Ltd.	300	8
Foster Electric Co. Ltd.	300	7
Fuji Corp. Ltd.	1,000	8
Fuji Media Holdings, Inc.	1,000	16
Geo Holdings Corp.	300	6
H2O Retailing Corp.	400	8
Happinet Corp.	400	8
Honda Motor Co. Ltd.	1,700	58
Ichibanya Co. Ltd.	100	4
Imasen Electric Industrial	600	7
Isetan Mitsukoshi Holdings Ltd. ‘L’	800	10
Isuzu Motors Ltd.	1,500	25
JVC Kenwood Corp.	2,200	8
K’s Holdings Corp.	500	13
Keihin Corp.	400	8
Kohnan Shoji Co. Ltd.	300	6
Koito Manufacturing Co. Ltd.	200	14
Komeri Co. Ltd.	300	9
KYB Corp.	100	6
Mazda Motor Corp.	500	7
Mitsubishi Motors Corp.	2,700	19
Musashi Seimitsu Industry Co. Ltd.	300	10
NHK Spring Co. Ltd.	600	7
Nifco, Inc.	100	7
Nikon Corp.	500	10
Nishimatsuya Chain Co. Ltd.	600	7
Nissan Motor Co. Ltd.	5,000	50
Nitori Holdings Co. Ltd.	100	14
Nojima Corp.	300	7

	SHARES	MARKET VALUE (000S)
NOK Corp.	400	$9
Oriental Land Co. Ltd.	200	18
Paltac Corp.	200	9
Panasonic Corp.	6,300	92
Pioneer Corp. (a)	3,800	8
Plenus Co. Ltd.	400	9
Round One Corp.	600	10
Royal Holdings Co. Ltd.	200	6
Saizeriya Co. Ltd.	300	10
Sanden Holdings Corp. (a)	300	6
Sanrio Co. Ltd.	400	7
Sekisui Chemical Co. Ltd.	1,500	30
Seria Co. Ltd.	200	12
Sharp Corp. (a)	200	7
Shimachu Co. Ltd.	200	6
Shochiku Co. Ltd.	100	17
Sony Corp.	1,100	49
Stanley Electric Co. Ltd.	500	20
Start Today Co. Ltd.	500	15
Starts Corp., Inc.	300	8
Sumitomo Electric Industries Ltd.	700	12
Sumitomo Forestry Co. Ltd.	500	9
Sumitomo Rubber Industries Ltd.	500	9
Suzuki Motor Corp.	900	52
Takashimaya Co. Ltd.	1,000	11
Tokai Rika Co. Ltd.	500	11
Tomy Co. Ltd.	500	7
Toridoll Holdings Corp.	300	11
Toyo Tire & Rubber Co. Ltd.	300	6
Toyoda Gosei Co. Ltd.	400	10
Toyota Industries Corp.	600	38
Toyota Motor Corp.	1,200	76
TS Tech Co. Ltd.	200	8
Unipres Corp.	300	8
United Arrows Ltd.	300	12
USS Co. Ltd.	300	6
Yamada Denki Co. Ltd.	3,500	19
Yamaha Corp.	300	11
Yamaha Motor Co. Ltd.	300	10
Yokohama Rubber Co. Ltd.	300	7
Yondoshi Holdings, Inc.	200	5
Yoshinoya Holdings Co. Ltd.	600	10

		1,329

CONSUMER STAPLES 2.1%
Aeon Co. Ltd.	600	10
Ain Holdings, Inc.	100	6
Ajinomoto Co., Inc.	1,000	19
Ariake Japan Co. Ltd.	100	9
Asahi Group Holdings Ltd.	500	25
Ci:z Holdings Co. Ltd.	200	10
cocokara fine, Inc.	100	6
Earth Chemical Co. Ltd.	100	5
Fancl Corp.	300	9
Feed One Co. Ltd.	2,900	7
Heiwado Co. Ltd.	400	8
J-Oil Mills, Inc.	200	7
Japan Tobacco, Inc.	1,600	52
Kao Corp.	500	34
Key Coffee, Inc.	300	6
Kikkoman Corp.	300	12
Kirin Holdings Co. Ltd.	2,200	55
Kyokuyo Co. Ltd.	200	8
Mandom Corp.	200	7

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	31

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Maruha Nichiro Corp.	500	$15
Matsumotokiyoshi Holdings Co. Ltd.	200	8
Milbon Co. Ltd.	200	7
Mitsui Sugar Co. Ltd.	200	8
Morinaga & Co. Ltd.	100	5
Nichirei Corp.	300	8
Nisshin Oillio Group Ltd.	200	6
Nisshin Seifun Group, Inc.	600	12
Nissin Foods Holdings Co. Ltd.	100	7
Noevir Holdings Co. Ltd.	100	7
Pigeon Corp.	500	19
Pola Orbis Holdings, Inc.	200	7
Prima Meat Packers Ltd.	1,000	7
Rock Field Co. Ltd.	400	7
S Foods, Inc.	100	5
Sakata Seed Corp.	200	7
Shiseido Co. Ltd.	500	24
Shoei Foods Corp.	200	8
ST Corp.	300	7
Tsuruha Holdings, Inc.	100	14
Valor Holdings Co. Ltd.	400	9
Warabeya Nichiyo Holdings Co. Ltd.	300	9
Yakult Honsha Co. Ltd.	100	8

		509

ENERGY 0.7%
Fuji Oil Co. Ltd.	1,400	8
Idemitsu Kosan Co. Ltd.	500	20
Inpex Corp.	2,400	30
Japan Petroleum Exploration Co. Ltd.	300	8
JXTG Holdings, Inc.	15,100	97
Showa Shell Sekiyu KK	900	12

		175

FINANCIALS 0.7%
Chiba Bank Ltd.	1,000	8
Dai-ichi Life Holdings, Inc.	2,100	43
Daiwa Securities Group, Inc.	3,000	19
Ehime Bank Ltd.	700	8
Fuyo General Lease Co. Ltd.	100	7
Ichiyoshi Securities Co. Ltd.	600	7
Jafco Co. Ltd.	200	12
Japan Exchange Group, Inc.	400	7
Japan Post Holdings Co. Ltd.	600	7
Kyokuto Securities Co. Ltd.	500	7
Marusan Securities Co. Ltd.	800	7
North Pacific Bank Ltd.	2,100	7
Okasan Securities Group, Inc.	1,000	6
Sompo Holdings, Inc.	200	8
Zenkoku Hosho Co. Ltd.	300	13

		166

HEALTH CARE 1.2%
Alfresa Holdings Corp.	600	14
Astellas Pharma, Inc.	2,800	36
Chugai Pharmaceutical Co. Ltd.	200	10
Eisai Co. Ltd.	400	23
Hogy Medical Co. Ltd.	100	8
Hoya Corp.	600	30
Kaken Pharmaceutical Co. Ltd.	100	5
Medipal Holdings Corp.	500	10
Nippon Shinyaku Co. Ltd.	200	15

	SHARES	MARKET VALUE (000S)
Olympus Corp.	300	$12
Ono Pharmaceutical Co. Ltd.	300	7
Otsuka Holdings Co. Ltd.	100	4
Paramount Bed Holdings Co. Ltd.	200	10
Santen Pharmaceutical Co. Ltd.	400	6
Sawai Pharmaceutical Co. Ltd.	100	4
Suzuken Co. Ltd.	200	8
Sysmex Corp.	100	8
Takeda Pharmaceutical Co. Ltd.	1,100	62
Terumo Corp.	200	9
Toho Holdings Co. Ltd.	300	7

		288

INDUSTRIALS 5.5%
Aida Engineering Ltd.	600	7
Alconix Corp.	300	6
ANA Holdings, Inc.	400	17
Asahi Diamond Industrial Co. Ltd.	700	8
Asahi Glass Co. Ltd.	300	13
Central Glass Co. Ltd.	300	6
Dai Nippon Printing Co. Ltd.	900	20
Daifuku Co. Ltd.	100	5
Daikin Industries Ltd.	300	35
Daiseki Co. Ltd.	300	8
East Japan Railway Co.	100	10
FANUC Corp.	300	72
Fuji Electric Co. Ltd.	2,000	15
Fujikura Ltd.	1,400	12
Fujitec Co. Ltd.	600	9
Furukawa Co. Ltd.	400	8
Hanwa Co. Ltd.	200	9
Harmonic Drive Systems, Inc.	200	12
Hino Motors Ltd.	1,100	14
ITOCHU Corp.	1,000	19
Iwatani Corp.	200	6
Japan Airlines Co. Ltd.	1,500	59
JTEKT Corp.	600	10
Juki Corp.	400	7
Kajima Corp.	1,000	10
Kanematsu Corp.	600	8
Kawasaki Heavy Industries Ltd.	200	7
Kawasaki Kisen Kaisha Ltd.	200	5
Kinden Corp.	400	7
Komatsu Ltd.	2,300	83
Kubota Corp.	1,000	20
Kumagai Gumi Co. Ltd.	200	6
Kuroda Electric Co. Ltd.	200	5
LIXIL Group Corp.	300	8
Makino Milling Machine Co. Ltd.	1,000	10
Makita Corp.	400	17
Marubeni Corp.	6,300	46
Meitec Corp.	200	11
Minebea Mitsumi, Inc.	700	15
MISUMI Group, Inc.	200	6
Mitsubishi Heavy Industries Ltd.	300	11
Mitsui & Co. Ltd.	4,400	71
Mitsui Engineering & Shipbuilding Co. Ltd.	500	7
Mitsui Matsushima Co. Ltd.	500	7
Mitsui OSK Lines Ltd.	200	7
Miura Co. Ltd.	300	8
Nagase & Co. Ltd.	600	11
Nidec Corp.	200	28
Nippon Express Co. Ltd.	200	13

	SHARES	MARKET VALUE (000S)
Nippon Sheet Glass Co. Ltd. (a)	800	$7
Nippon Yusen KK	800	19
Nisshinbo Holdings, Inc.	600	8
Nomura Co. Ltd.	300	7
NSK Ltd.	1,300	20
NTN Corp.	1,700	8
Obara Group, Inc.	100	7
Obayashi Corp.	1,200	15
OSG Corp.	400	9
Pasona Group, Inc.	400	8
Penta-Ocean Construction Co. Ltd.	900	7
Recruit Holdings Co. Ltd.	1,200	30
Ryobi Ltd.	300	9
Sakai Moving Service Co. Ltd.	100	5
Sanwa Holdings Corp.	600	8
Sanyo Denki Co. Ltd.	100	7
Seino Holdings Co. Ltd.	900	14
Shima Seiki Manufacturing Ltd.	100	6
Shimizu Corp.	700	7
Shinsho Corp.	300	9
SHO-BOND Holdings Co. Ltd.	100	7
SMC Corp.	100	41
Sodick Co. Ltd.	500	6
Sohgo Security Services Co. Ltd.	200	11
Sojitz Corp.	5,400	17
Star Micronics Co. Ltd.	500	9
Sumitomo Corp.	1,100	19
Sumitomo Mitsui Construction Co. Ltd.	1,320	7
Taikisha Ltd.	300	10
Taisei Corp.	500	25
Takeuchi Manufacturing Co. Ltd.	300	7
Tatsuta Electric Wire and Cable Co. Ltd.	900	7
TechnoPro Holdings, Inc.	200	11
Toa Corp. (a)	200	5
Tobu Railway Co. Ltd.	300	10
TOKAI Holdings Corp.	900	8
Toppan Printing Co. Ltd.	2,000	18
Toshiba Corp. (a)	3,000	8
Toshiba Plant Systems & Services Corp.	400	7
TOTO Ltd.	200	12
Toyota Tsusho Corp.	1,000	40
Tsugami Corp.	1,000	13
West Japan Railway Co.	200	15
Yuasa Trading Co. Ltd.	200	7

		1,344

INFORMATION TECHNOLOGY 3.6%
Advantest Corp.	400	7
Alps Electric Co. Ltd.	300	9
Amano Corp.	200	5
Anritsu Corp.	700	8
Arisawa Manufacturing Co. Ltd.	700	8
Brother Industries Ltd.	300	7
Canon, Inc.	1,600	60
Capcom Co. Ltd.	400	13
Daiwabo Holdings Co. Ltd.	200	8
Dexerials Corp.	600	8
Fujitsu Ltd.	3,000	21
Gree, Inc.	1,200	7
Hitachi Kokusai Electric, Inc.	400	11
Hitachi Ltd.	21,000	163

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Horiba Ltd.	200	$12
Hosiden Corp.	600	9
Ibiden Co. Ltd.	400	6
Ines Corp.	700	7
Iriso Electronics Co. Ltd.	100	6
Japan Display, Inc. (a)	3,500	7
Kaga Electronics Co. Ltd.	300	8
Keyence Corp.	100	56
Konami Holdings Corp.	200	11
Konica Minolta, Inc.	1,200	11
Kyocera Corp.	400	26
Mixi, Inc.	100	4
Murata Manufacturing Co. Ltd.	200	27
NEC Corp.	800	22
NET One Systems Co. Ltd.	1,100	17
Nexon Co. Ltd. (a)	300	9
Nintendo Co. Ltd.	100	36
Nippon Chemi-Con Corp.	100	3
Nippon Electric Glass Co. Ltd.	300	11
Nomura Research Institute Ltd.	200	9
Oki Electric Industry Co. Ltd.	500	7
Omron Corp.	500	30
Otsuka Corp.	100	8
Renesas Electronics Corp. (a)	600	7
Ricoh Co. Ltd.	2,300	21
Rohm Co. Ltd.	100	11
Sanken Electric Co. Ltd.	1,000	7
SCREEN Holdings Co. Ltd.	200	16
Seiko Epson Corp.	500	12
Shimadzu Corp.	300	7
Square Enix Holdings Co. Ltd.	100	5
SUMCO Corp.	300	8
Tokyo Electron Device Ltd.	500	9
Tokyo Electron Ltd.	200	36
Tokyo Seimitsu Co. Ltd.	300	12
Topcon Corp.	400	9
Trend Micro, Inc.	100	6
Ulvac, Inc.	100	6
Wacom Co. Ltd.	1,300	7
Yahoo Japan Corp.	1,600	7
Yaskawa Electric Corp.	500	22

		885

MATERIALS 2.5%
Asahi Kasei Corp.	1,000	13
Dai Nippon Toryo Co. Ltd.	400	6
Daicel Corp.	600	7
Daido Steel Co. Ltd.	100	6
Daiki Aluminium Industry Co. Ltd.	1,000	8
FP Corp.	100	5
Fuji Seal International, Inc.	200	6
Hitachi Metals Ltd.	500	7
Ishihara Sangyo Kaisha Ltd. (a)	400	8
JFE Holdings, Inc.	1,800	43
Kansai Paint Co. Ltd.	400	10
KH Neochem Co. Ltd.	300	8
Kobe Steel Ltd.	1,200	11
Kuraray Co. Ltd.	400	8
Mitsubishi Chemical Holdings Corp.	1,600	17
Mitsubishi Gas Chemical Co., Inc.	300	9
Mitsubishi Materials Corp.	400	14
Mitsui Chemicals, Inc.	500	16
Mitsui Mining & Smelting Co. Ltd.	100	6
Nippon Light Metal Holdings Co. Ltd.	2,700	8

	SHARES	MARKET VALUE (000S)
Nippon Paint Holdings Co. Ltd.	300	$9
Nippon Paper Industries Co. Ltd.	600	11
Nippon Steel & Sumitomo Metal Corp.	1,800	46
Nippon Valqua Industries Ltd.	300	8
Nittetsu Mining Co. Ltd.	100	7
Nitto Denko Corp.	300	27
Oji Holdings Corp.	5,000	33
Osaka Soda Co. Ltd.	300	8
Rengo Co. Ltd.	1,100	8
Sanyo Special Steel Co. Ltd.	300	8
Sekisui Plastics Co. Ltd.	500	7
Shin-Etsu Chemical Co. Ltd.	400	40
Showa Denko KK	300	13
Sumitomo Chemical Co. Ltd.	6,000	43
Sumitomo Metal Mining Co. Ltd.	200	9
Taiheiyo Cement Corp.	200	9
Tokai Carbon Co. Ltd.	700	9
Tokuyama Corp.	500	16
Tokyo Ohka Kogyo Co. Ltd.	300	13
Tokyo Steel Manufacturing Co. Ltd.	800	7
Toray Industries, Inc.	3,800	36
Tosoh Corp.	300	7
Toyo Seikan Group Holdings Ltd. ‘L’	400	6
Toyobo Co. Ltd.	400	7
Ube Industries Ltd.	300	9

		612

REAL ESTATE 0.3%
Daito Trust Construction Co. Ltd.	100	20
Daiwa House Industry Co. Ltd.	500	19
Kenedix, Inc.	1,100	7
Leopalace21 Corp.	800	6
Open House Co. Ltd.	100	5
Relo Group, Inc.	500	14

		71

TELECOMMUNICATION SERVICES 1.0%
KDDI Corp.	2,300	57
Nippon Telegraph & Telephone Corp.	1,000	47
NTT DOCOMO, Inc.	500	12
SoftBank Group Corp.	1,600	126

		242

UTILITIES 0.7%
Chubu Electric Power Co., Inc.	2,100	26
Chugoku Electric Power Co., Inc.	1,600	17
Electric Power Development Co. Ltd.	600	16
Hokuriku Electric Power Co.	800	6
Kansai Electric Power Co., Inc.	600	7
Osaka Gas Co. Ltd.	1,500	29
Shikoku Electric Power Co., Inc.	600	7
Shizuoka Gas Co. Ltd.	900	8
Toho Gas Co. Ltd.	200	5
Tokyo Electric Power Co. Holdings, Inc. (a)	5,700	23
Tokyo Gas Co. Ltd.	1,200	27

		171

Total Japan		5,792

JERSEY, CHANNEL ISLANDS 0.0%

MATERIALS 0.0%
Randgold Resources Ltd.	79	8

Total Jersey, Channel Islands		8

	SHARES	MARKET VALUE (000S)
LUXEMBOURG 0.5%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	200	$16
SES S.A.	521	8

		24

MATERIALS 0.3%
APERAM S.A.	142	8
ArcelorMittal	2,161	70

		78

REAL ESTATE 0.1%
Grand City Properties S.A.	312	7

Total Luxembourg		109

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%
MGM China Holdings Ltd.	2,400	7
Sands China Ltd.	2,400	13
Wynn Macau Ltd.	2,800	9

		29

Total Macau		29

NETHERLANDS 3.4%

CONSUMER STAPLES 0.4%
ForFarmers NV	599	8
Heineken Holding NV	264	26
Heineken NV	201	21
Koninklijke Ahold Delhaize NV	1,953	43
Sligro Food Group NV	154	7

		105

ENERGY 0.6%
Core Laboratories NV	71	8
Fugro NV (a)	1,005	16
Royal Dutch Shell PLC ‘A’	3,726	124

		148

FINANCIALS 1.0%
ABN AMRO Group NV	230	8
Aegon NV	6,402	41
ASR Nederland NV	177	7
Euronext NV	116	7
ING Groep NV - Dutch Certificate	7,749	142
NN Group NV	564	24

		229

HEALTH CARE 0.1%
Koninklijke Philips NV	729	28

INDUSTRIALS 0.4%
Arcadis NV	370	8
Boskalis Westminster	199	8
Brunel International NV	410	8
Chicago Bridge & Iron Co. NV	398	6
IMCD Group NV	115	7
Koninklijke BAM Groep NV	1,703	8
Philips Lighting NV	319	12
PostNL NV	1,498	7
TKH Group NV	217	14

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	33

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Wolters Kluwer NV	383	$20

		98

INFORMATION TECHNOLOGY 0.5%
ASML Holding NV	432	75
BE Semiconductor Industries NV	91	7
NXP Semiconductors NV (a)	245	29

		111

MATERIALS 0.3%
Akzo Nobel NV	475	42
Corbion NV	259	8
Koninklijke DSM NV	311	30

		80

TELECOMMUNICATION SERVICES 0.1%
Koninklijke KPN NV	4,807	17
VEON Ltd. ADR	4,313	16

		33

Total Netherlands		832

NEW ZEALAND 0.4%

CONSUMER DISCRETIONARY 0.0%
SKYCITY Entertainment Group Ltd.	2,375	7

HEALTH CARE 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	1,816	18

INDUSTRIALS 0.0%
Mainfreight Ltd.	495	9

MATERIALS 0.1%
Fletcher Building Ltd.	1,654	9

REAL ESTATE 0.0%
Argosy Property Ltd.	11,583	9

TELECOMMUNICATION SERVICES 0.1%
Chorus Ltd.	2,481	8
Spark New Zealand Ltd.	7,521	19

		27

UTILITIES 0.1%
Contact Energy Ltd.	1,681	7
Genesis Energy Ltd.	4,962	9
Mercury NZ Ltd.	3,586	8

		24

Total New Zealand		103

NORWAY 1.0%

CONSUMER STAPLES 0.1%
Austevoll Seafood ASA	961	8
Marine Harvest ASA	428	7
Orkla ASA	708	8

		23

ENERGY 0.4%
Aker Solutions ASA	1,404	8
Nordic American Tankers Ltd.	1,791	4

	SHARES	MARKET VALUE (000S)
Petroleum Geo-Services ASA	5,068	$10
Ship Finance International Ltd.	482	8
Statoil ASA	3,707	79

		109

FINANCIALS 0.1%
DNB ASA	718	13
SpareBank 1 SMN	677	7
SpareBank 1 SR-Bank ASA	786	8

		28

MATERIALS 0.2%
Norsk Hydro ASA	1,107	8
Yara International ASA	685	32

		40

TELECOMMUNICATION SERVICES 0.2%
Telenor ASA	2,545	55

Total Norway		255

PORTUGAL 0.4%

CONSUMER STAPLES 0.1%
Jeronimo Martins SGPS S.A.	509	10
Sonae SGPS S.A.	5,348	7

		17

FINANCIALS 0.0%
Banco Comercial Portugues S.A. ‘R’ (a)	27,338	9

INDUSTRIALS 0.0%
CTT-Correios de Portugal S.A.	1,088	5

MATERIALS 0.0%
Navigator Co. S.A.	1,413	7

TELECOMMUNICATION SERVICES 0.0%
Pharol SGPS S.A. (a)	21,265	6

UTILITIES 0.3%
EDP - Energias de Portugal S.A.	15,160	53
REN - Redes Energeticas Nacionais SGPS S.A.	2,701	8

		61

Total Portugal		105

SINGAPORE 1.8%

CONSUMER DISCRETIONARY 0.1%
Genting Singapore PLC	7,300	7
Jardine Cycle & Carriage Ltd.	200	6
Singapore Press Holdings Ltd.	7,400	15

		28

CONSUMER STAPLES 0.1%
Golden Agri-Resources Ltd.	25,900	7
Wilmar International Ltd.	6,000	14

		21

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%
BW LPG Ltd.	1,702	$8

FINANCIALS 0.7%
DBS Group Holdings Ltd.	3,000	55
Oversea-Chinese Banking Corp. Ltd.	5,700	53
Singapore Exchange Ltd.	1,600	9
United Overseas Bank Ltd.	2,200	43

		160

HEALTH CARE 0.0%
Haw Par Corp. Ltd.	1,000	9

INDUSTRIALS 0.4%
Chip Eng Seng Corp. Ltd.	10,500	8
ComfortDelGro Corp. Ltd.	6,600	10
Hutchison Port Holdings Trust	21,900	9
Keppel Corp. Ltd.	5,200	28
SATS Ltd.	1,800	7
Sembcorp Industries Ltd.	3,600	8
Singapore Airlines Ltd.	2,000	16
Singapore Post Ltd.	8,600	8
Singapore Technologies Engineering Ltd.	3,000	7

		101

INFORMATION TECHNOLOGY 0.1%
Venture Corp. Ltd.	700	11

REAL ESTATE 0.1%
City Developments Ltd.	1,000	9
Global Logistic Properties Ltd.	2,900	7
UOL Group Ltd.	2,200	15

		31

TELECOMMUNICATION SERVICES 0.3%
M1 Ltd.	6,700	9
Singapore Telecommunications Ltd.	23,800	63
StarHub Ltd.	3,300	7

		79

Total Singapore		448

SOUTH AFRICA 0.1%

HEALTH CARE 0.0%
Mediclinic International PLC	886	8

MATERIALS 0.1%
Mondi PLC	482	12

Total South Africa		20

SPAIN 3.4%

CONSUMER DISCRETIONARY 0.1%
Industria de Diseno Textil S.A.	716	25
Mediaset Espana Comunicacion S.A.	768	9

		34

CONSUMER STAPLES 0.1%
Distribuidora Internacional de Alimentacion S.A.	2,318	12
Ebro Foods S.A.	319	7

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Viscofan S.A.	163	$11

		30

ENERGY 0.5%
Enagas S.A.	426	12
Repsol S.A.	5,675	101

		113

FINANCIALS 1.0%
Banco Bilbao Vizcaya Argentaria S.A.	4,923	42
Banco de Sabadell S.A.	4,584	9
Banco Santander S.A.	22,670	149
Bankia S.A.	1,490	7
CaixaBank S.A.	2,584	12
Grupo Catalana Occidente S.A.	169	8
Mapfre S.A.	2,303	7

		234

HEALTH CARE 0.1%
Grifols S.A.	518	15

INDUSTRIALS 0.4%
Abertis Infraestructuras S.A.	1,137	25
ACS Actividades de Construccion y Servicios S.A.	736	29
Aena SME S.A.	137	28
Cia de Distribucion Integral Logista Holdings S.A.	275	6
Ferrovial S.A.	339	8
Obrascon Huarte Lain S.A. (a)	1,255	7
Prosegur Cia de Seguridad S.A.	882	7

		110

INFORMATION TECHNOLOGY 0.2%
Amadeus IT Group S.A.	739	53

MATERIALS 0.0%
Ence Energia y Celulosa S.A.	1,068	7

TELECOMMUNICATION SERVICES 0.2%
Telefonica S.A.	4,135	40

UTILITIES 0.8%
Endesa S.A.	3,557	76
Gas Natural SDG S.A.	607	14
Iberdrola S.A.	10,996	85
Red Electrica Corp. S.A.	716	16

		191

Total Spain		827

SWEDEN 3.1%

CONSUMER DISCRETIONARY 0.5%
Autoliv, Inc.	249	32
Electrolux AB ‘B’	667	21
Hennes & Mauritz AB ‘B’	2,409	50
Husqvarna AB ‘B’	847	8
JM AB	306	7
Nobia AB	699	6

		124

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%
Axfood AB	663	$13
Swedish Match AB	386	15

		28

FINANCIALS 0.2%
Industrivarden AB ‘C’	353	9
Ratos AB ‘B’	2,068	9
Svenska Handelsbanken AB ‘A’	1,896	26

		44

INDUSTRIALS 1.1%
Alfa Laval AB	800	19
Assa Abloy AB ‘B’	771	16
Atlas Copco AB ‘A’	1,558	67
Intrum Justitia AB	189	7
NCC AB ‘B’	377	7
S.A.S. AB (a)	2,650	7
Sandvik AB	2,416	42
Securitas AB ‘B’	714	13
SKF AB ‘B’	715	16
Trelleborg AB ‘B’	313	7
Volvo AB ‘B’	3,293	62

		263

INFORMATION TECHNOLOGY 0.6%
Hexagon AB ‘B’	148	7
Telefonaktiebolaget LM Ericsson ‘B’	19,234	127

		134

MATERIALS 0.1%
BillerudKorsnas AB	617	10
Boliden AB	279	9
Hexpol AB	848	9
Svenska Cellulosa AB S.C.A. ‘B’	738	8

		36

TELECOMMUNICATION SERVICES 0.5%
Tele2 AB ‘B’	3,514	43
Telia Co. AB	18,994	85

		128

Total Sweden		757

SWITZERLAND 7.2%

CONSUMER DISCRETIONARY 0.5%
Cie Financiere Richemont S.A.	890	81
Forbo Holding AG	5	8
Garmin Ltd.	274	16
Swatch Group AG	25	10
Valora Holding AG	28	9

		124

CONSUMER STAPLES 0.9%
Aryzta AG	192	8
Barry Callebaut AG	4	9
Coca-Cola HBC AG	282	9
Emmi AG	10	7
Nestle S.A.	2,097	180

		213

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%
Transocean Ltd.	2,812	$30

FINANCIALS 2.0%
Baloise Holding AG	129	20
Banque Cantonale Vaudoise	9	7
Cembra Money Bank AG	189	18
Credit Suisse Group AG	1,813	32
GAM Holding AG	741	12
Julius Baer Group Ltd.	212	13
St Galler Kantonalbank AG	19	9
Swiss Life Holding AG	24	9
Swiss Re AG	1,300	122
UBS Group AG	2,742	50
Valiant Holding AG	67	7
Zurich Insurance Group AG	618	188

		487

HEALTH CARE 0.8%
Lonza Group AG	135	36
Roche Holding AG	413	105
Sonova Holding AG	119	19
Straumann Holding AG	23	16
Vifor Pharma AG	93	12

		188

INDUSTRIALS 1.3%
ABB Ltd.	4,655	125
Adecco Group AG	136	10
Bobst Group S.A.	55	7
Bucher Industries AG	37	15
Conzzeta AG	7	7
dormakaba Holding AG	8	8
Flughafen Zurich AG	32	7
Geberit AG	49	22
Georg Fischer AG	17	23
Kuehne + Nagel International AG	138	24
Panalpina Welttransport Holding AG	76	12
Schindler Holding AG	41	9
Schweiter Technologies AG	6	8
SGS S.A.	10	26
Wizz Air Holdings PLC (a)	154	8

		311

INFORMATION TECHNOLOGY 0.3%
ALSO Holding AG	54	7
Logitech International S.A.	295	10
STMicroelectronics NV	484	11
TE Connectivity Ltd.	507	48

		76

MATERIALS 1.1%
Clariant AG	713	20
EMS-Chemie Holding AG	10	6
Ferrexpo PLC	4,265	17
Givaudan S.A.	16	37
Glencore PLC	32,240	169
Sika AG	3	24

		273

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	35

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%
Allreal Holding AG	44	$7
PSP Swiss Property AG	79	8

		15

TELECOMMUNICATION SERVICES 0.1%
Swisscom AG	63	33

UTILITIES 0.0%
BKW AG	122	7

Total Switzerland		1,757

THAILAND 0.0%

CONSUMER STAPLES 0.0%
Thai Beverage PCL	15,000	10

Total Thailand		10

UNITED KINGDOM 16.3%

CONSUMER DISCRETIONARY 2.3%
Barratt Developments PLC	1,227	11
BCA Marketplace PLC	2,419	7
Bellway PLC	379	18
Berkeley Group Holdings PLC	249	14
Bovis Homes Group PLC	471	7
Burberry Group PLC	680	16
Card Factory PLC	1,939	8
Cineworld Group PLC	1,178	10
Compass Group PLC	3,557	77
Daily Mail & General Trust PLC ‘A’	1,045	8
Dunelm Group PLC	749	7
Fiat Chrysler Automobiles NV	2,277	41
Greggs PLC	401	8
Halfords Group PLC	1,837	9
Inchcape PLC	882	9
InterContinental Hotels Group PLC	248	16
ITV PLC	4,966	11
J D Wetherspoon PLC	430	7
JD Sports Fashion PLC	1,624	7
Kingfisher PLC	12,754	58
Marks & Spencer Group PLC	5,148	22
Marston’s PLC	4,543	7
N Brown Group PLC	2,005	7
Next PLC	417	25
Pearson PLC	4,636	46
Persimmon PLC	628	23
Sky PLC (a)	895	12
Sports Direct International PLC	1,842	9
SSP Group PLC	1,360	13
Taylor Wimpey PLC	7,121	20
WH Smith PLC	404	13
Whitbread PLC	138	7

		553

CONSUMER STAPLES 3.5%
Associated British Foods PLC	995	38
Booker Group PLC	6,885	21
British American Tobacco PLC	2,431	164
Britvic PLC	863	9
Dairy Crest Group PLC	945	7
Diageo PLC	5,306	195
Imperial Brands PLC	888	38
J Sainsbury PLC	14,552	47

	SHARES	MARKET VALUE (000S)
Reckitt Benckiser Group PLC	793	$74
Tate & Lyle PLC	1,738	17
Tesco PLC	11,012	31
Unilever NV	1,948	110
Unilever PLC	1,245	69
Wm Morrison Supermarkets PLC	15,077	45

		865

ENERGY 0.6%
BP PLC	17,265	121
Hunting PLC (a)	992	8
Premier Oil PLC	7,616	8
Subsea 7 S.A.	508	8

		145

FINANCIALS 3.8%
3i Group PLC	1,534	19
Admiral Group PLC	633	17
Aviva PLC	4,088	28
Barclays PLC	37,972	104
Direct Line Insurance Group PLC	8,407	43
esure Group PLC	2,319	8
Hargreaves Lansdown PLC	317	8
HSBC Holdings PLC	16,546	171
IG Group Holdings PLC	1,339	13
Jardine Lloyd Thompson Group PLC	389	7
Jupiter Fund Management PLC	2,132	18
Lancashire Holdings Ltd.	1,110	10
Legal & General Group PLC	5,615	21
Lloyds Banking Group PLC	73,332	67
London Stock Exchange Group PLC	491	25
Man Group PLC	5,472	15
Old Mutual PLC	6,607	21
Provident Financial PLC	639	8
Prudential PLC	2,634	68
Royal Bank of Scotland Group PLC (a)	9,021	34
RSA Insurance Group PLC	1,013	9
Saga PLC	3,759	6
Schroders PLC	429	20
St James’s Place PLC	1,021	17
Standard Chartered PLC (a)	11,737	123
Standard Life Aberdeen PLC	6,175	36

		916

HEALTH CARE 1.3%
AstraZeneca PLC	1,290	89
GlaxoSmithKline PLC	10,032	178
Indivior PLC (a)	2,837	15
Smith & Nephew PLC	1,523	26
Spire Healthcare Group PLC	2,242	8

		316

INDUSTRIALS 2.0%
Aggreko PLC	985	11
Ashtead Group PLC	326	9
Babcock International Group PLC	930	9
BAE Systems PLC	2,677	21
Balfour Beatty PLC	4,213	17
Bunzl PLC	280	8
Capita PLC	1,168	6
Carillion PLC	11,278	3
CNH Industrial NV	1,688	23
easyJet PLC	1,165	23

	SHARES	MARKET VALUE (000S)
Experian PLC	1,063	$23
Fenner PLC	1,392	7
Firstgroup PLC (a)	4,963	7
Galliford Try PLC	545	9
Hays PLC	7,278	18
HomeServe PLC	860	9
Howden Joinery Group PLC	1,928	12
IMI PLC	569	10
International Consolidated Airlines Group S.A.	1,413	12
Intertek Group PLC	130	9
Meggitt PLC	1,283	8
Mitie Group PLC	2,795	7
Pagegroup PLC	1,534	10
QinetiQ Group PLC	4,436	14
RELX NV	1,215	28
RELX PLC	1,352	32
Rentokil Initial PLC	5,844	25
Rolls-Royce Holdings PLC	1,965	22
Royal Mail PLC	6,458	39
Senior PLC	2,189	8
SIG PLC	4,057	10
Spirax-Sarco Engineering PLC	259	20
Stagecoach Group PLC	3,770	8
Travis Perkins PLC	552	12
Vesuvius PLC	983	8

		497

INFORMATION TECHNOLOGY 0.3%
Halma PLC	423	7
Laird PLC	4,602	9
Micro Focus International PLC	287	10
Moneysupermarket.com Group PLC	1,933	9
Renishaw PLC	108	8
Sage Group PLC	2,561	27
Worldpay Group PLC	1,559	9

		79

MATERIALS 0.9%
Anglo American PLC	1,699	35
Croda International PLC	374	22
DS Smith PLC	1,033	7
Essentra PLC	1,035	7
Johnson Matthey PLC	606	25
KAZ Minerals PLC (a)	703	9
Rio Tinto Ltd.	893	53
Rio Tinto PLC	871	46
Synthomer PLC	1,273	8
Victrex PLC	365	13

		225

TELECOMMUNICATION SERVICES 0.9%
BT Group PLC	5,145	19
TalkTalk Telecom Group PLC	3,793	8
Vodafone Group PLC	61,639	195

		222

UTILITIES 0.7%
Centrica PLC	7,179	13
Drax Group PLC	2,430	9
National Grid PLC	4,021	47
Pennon Group PLC	1,100	12
Severn Trent PLC	428	13

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
SSE PLC	3,722	$66
United Utilities Group PLC	818	9

		169

Total United Kingdom		3,987

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.1%
Carnival PLC	111	7
Samsonite International S.A.	2,400	11

		18

MATERIALS 0.0%
Sims Metal Management Ltd.	619	8

Total United States		26

Total Common Stocks (Cost $22,502)		23,577

PREFERRED STOCKS 0.7%

GERMANY 0.7%

CONSUMER DISCRETIONARY 0.5%
Porsche Automobil Holding SE	86	7
Volkswagen AG	605	120

		127

CONSUMER STAPLES 0.1%
Henkel AG & Co. KGaA	128	17

HEALTH CARE 0.0%
Draegerwerk AG & Co. KGaA	103	9

MATERIALS 0.1%
Fuchs Petrolub SE	401	21

Total Preferred Stocks (Cost $157)		174

REAL ESTATE INVESTMENT TRUSTS 2.5%

AUSTRALIA 0.2%

REAL ESTATE 0.2%
GDI Property Group	7,195	7
Goodman Group	2,152	14
GPT Group	1,751	7
Mirvac Group	3,800	7
Scentre Group	3,008	10

		45

Total Australia		45

BELGIUM 0.1%

REAL ESTATE 0.1%
Befimmo S.A.	110	7
Cofinimmo S.A.	119	16

		23

Total Belgium		23

CANADA 0.4%

REAL ESTATE 0.4%
Allied Properties Real Estate Investment Trust	361	12
Artis Real Estate Investment Trust	1,153	13
Canadian Apartment Properties REIT	246	7

	SHARES	MARKET VALUE (000S)
Cominar Real Estate Investment Trust	662	$8
Dream Global Real Estate Investment Trust	758	7
Dream Office Real Estate Investment Trust	627	11
Granite Real Estate Investment Trust	263	10
H&R Real Estate Investment Trust	498	9
RioCan Real Estate Investment Trust	443	9

		86

Total Canada		86

FRANCE 0.2%

REAL ESTATE 0.2%
ICADE	75	7
Klepierre S.A.	174	8
Mercialys S.A.	340	7
Unibail-Rodamco SE	82	21

		43

Total France		43

HONG KONG 0.1%

REAL ESTATE 0.1%
Link REIT	3,500	32

Total Hong Kong		32

ITALY 0.0%

REAL ESTATE 0.0%
Beni Stabili SpA SIIQ	7,909	7

Total Italy		7

JAPAN 0.7%

REAL ESTATE 0.7%
Activia Properties, Inc.	2	8
Advance Residence Investment Corp.	5	12
Aeon REIT Investment Corp.	8	8
Daiwa Office Investment Corp.	2	11
Frontier Real Estate Investment Corp.	2	8
Fukuoka REIT Corp.	4	6
GLP J-Reit	11	12
Heiwa Real Estate REIT, Inc.	8	7
Industrial & Infrastructure Fund Investment Corp.	1	4
Japan Excellent, Inc.	6	7
Japan Hotel REIT Investment Corp.	10	7
Japan Logistics Fund, Inc.	4	7
Japan Prime Realty Investment Corp.	2	6
Kenedix Office Investment Corp.	1	6
Mori Hills REIT Investment Corp.	7	9
Mori Trust Sogo Reit, Inc.	6	8
Nippon Accommodations Fund, Inc.	2	8
Nippon Prologis REIT, Inc.	5	11
Premier Investment Corp.	8	8
Sekisui House Residential Investment Corp.	7	7
Tokyu REIT, Inc.	6	7

		167

Total Japan		167

NETHERLANDS 0.0%

REAL ESTATE 0.0%
NSI NV	173	7

Total Netherlands		7

	SHARES	MARKET VALUE (000S)
SINGAPORE 0.2%

REAL ESTATE 0.2%
Ascendas Hospitality Trust	11,400	$7
CDL Hospitality Trusts	5,900	8
Mapletree Commercial Trust	7,600	9
Mapletree Logistics Trust	10,000	10
Viva Industrial Trust	10,100	7

		41

Total Singapore		41

SPAIN 0.0%

REAL ESTATE 0.0%
Inmobiliaria Colonial Socimi S.A.	697	7

Total Spain		7

UNITED KINGDOM 0.6%

REAL ESTATE 0.6%
British Land Co. PLC	1,682	16
Derwent London PLC	367	16
Great Portland Estates PLC	1,261	12
Hammerson PLC	1,409	10
Hansteen Holdings PLC	5,027	10
Land Securities Group PLC	2,061	28
Redefine International PLC	18,974	9
Segro PLC	2,204	17
Shaftesbury PLC	1,344	19
UNITE Group PLC	848	9

		146

Total United Kingdom		146

Total Real Estate Investment Trusts (Cost $584)		604

RIGHTS 0.0%

AUSTRALIA 0.0%

CONSUMER STAPLES 0.0%
Transurban Group - Exp. 01/24/2018	122	0

Total Australia		0

SPAIN 0.0%

ENERGY 0.0%
Repsol S.A. - Exp. 01/10/2018	5,675	3

Total Spain		3

Total Rights (Cost $2)		3

Total Investments in Securities (Cost $23,245)		24,358

Total Investments 99.5% (Cost $23,245)		$24,358

Other Assets and Liabilities, net 0.5%		114

Net Assets 100.0%		$24,472

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	37

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Calfrac Well Services Ltd.	12/15/2017	$7	$8	0.03%
Cogeco, Inc.	09/29/2017 - 12/13/2017	7	7	0.03
Constellation Software, Inc.	08/31/2017 - 12/13/2017	22	24	0.10
Great-West Lifeco, Inc.	08/31/2017 - 12/13/2017	11	11	0.05
Martinrea International, Inc.	08/31/2017 - 12/13/2017	6	8	0.03

		$53	$58	0.24%

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3)	$0	$(3)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$45	$0	$45
Consumer Staples	0	194	0	194
Energy	0	94	0	94
Financials	8	162	0	170
Health Care	0	110	0	110
Industrials	0	85	0	85
Information Technology	3	24	0	27
Materials	0	344	0	344
Real Estate	0	8	0	8
Telecommunication Services	0	64	0	64
Utilities	0	23	0	23
Austria
Energy	37	0	0	37
Financials	18	20	0	38
Industrials	0	19	0	19
Information Technology	0	14	0	14
Materials	0	15	0	15
Real Estate	9	11	0	20
Belgium
Consumer Staples	0	159	0	159
Energy	9	0	0	9
Financials	0	60	0	60
Health Care	0	8	0	8
Industrials	0	9	0	9
Materials	0	21	0	21
Telecommunication Services	13	0	0	13
Utilities	9	0	0	9

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Cambodia
Consumer Discretionary	$0	$6	$0	$6
Canada
Consumer Discretionary	277	0	0	277
Consumer Staples	123	0	0	123
Energy	110	0	0	110
Financials	450	0	0	450
Health Care	15	0	0	15
Industrials	222	0	0	222
Information Technology	38	0	0	38
Materials	224	0	0	224
Real Estate	7	0	0	7
Telecommunication Services	59	0	0	59
Utilities	43	0	0	43
Denmark
Consumer Discretionary	0	10	0	10
Consumer Staples	0	27	0	27
Financials	8	42	0	50
Health Care	0	146	0	146
Industrials	0	117	0	117
Materials	11	15	0	26
Telecommunication Services	26	0	0	26
Utilities	9	0	0	9
Finland
Consumer Discretionary	10	0	0	10
Consumer Staples	0	10	0	10
Energy	0	13	0	13
Financials	0	36	0	36
Health Care	0	7	0	7
Industrials	40	31	0	71

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Information Technology	$0	$7	$0	$7
Materials	0	37	0	37
Telecommunication Services	0	11	0	11
Utilities	0	21	0	21
France
Consumer Discretionary	0	325	0	325
Consumer Staples	0	156	0	156
Energy	0	23	0	23
Financials	0	68	0	68
Health Care	7	25	0	32
Industrials	7	449	0	456
Information Technology	18	64	0	82
Materials	9	8	0	17
Real Estate	0	14	0	14
Telecommunication Services	0	51	0	51
Utilities	50	179	0	229
Germany
Consumer Discretionary	0	174	0	174
Consumer Staples	0	17	0	17
Financials	0	245	0	245
Health Care	0	148	0	148
Industrials	7	203	0	210
Information Technology	0	122	0	122
Materials	30	195	0	225
Real Estate	8	66	0	74
Telecommunication Services	0	29	0	29
Utilities	51	159	0	210
Hong Kong
Consumer Discretionary	29	77	0	106
Consumer Staples	18	14	0	32
Financials	0	128	0	128
Health Care	0	18	0	18
Industrials	29	55	0	84
Information Technology	0	44	0	44
Materials	0	7	0	7
Real Estate	5	125	0	130
Telecommunication Services	13	8	0	21
Utilities	36	57	0	93
Ireland
Consumer Discretionary	0	8	0	8
Consumer Staples	28	7	0	35
Health Care	121	8	0	129
Industrials	32	25	0	57
Materials	21	13	0	34
Israel
Financials	8	53	0	61
Industrials	0	9	0	9
Information Technology	26	9	0	35
Materials	0	14	0	14
Telecommunication Services	12	0	0	12
Italy
Consumer Discretionary	16	39	0	55
Consumer Staples	8	7	0	15
Energy	0	144	0	144
Financials	12	249	0	261
Health Care	0	16	0	16
Industrials	15	34	0	49
Telecommunication Services	0	30	0	30
Utilities	8	167	0	175
Japan
Consumer Discretionary	12	1,317	0	1,329
Consumer Staples	0	509	0	509
Energy	0	175	0	175
Financials	0	166	0	166
Health Care	0	288	0	288
Industrials	8	1,336	0	1,344
Information Technology	0	885	0	885
Materials	0	612	0	612
Real Estate	5	66	0	71
Telecommunication Services	0	242	0	242
Utilities	0	171	0	171

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Jersey, Channel Islands
Materials	$0	$8	$0	$8
Luxembourg
Consumer Discretionary	8	16	0	24
Materials	0	78	0	78
Real Estate	0	7	0	7
Macau
Consumer Discretionary	0	29	0	29
Netherlands
Consumer Staples	15	90	0	105
Energy	8	140	0	148
Financials	0	229	0	229
Health Care	0	28	0	28
Industrials	6	92	0	98
Information Technology	29	82	0	111
Materials	0	80	0	80
Telecommunication Services	16	17	0	33
New Zealand
Consumer Discretionary	7	0	0	7
Health Care	0	18	0	18
Industrials	9	0	0	9
Materials	0	9	0	9
Real Estate	9	0	0	9
Telecommunication Services	19	8	0	27
Utilities	17	7	0	24
Norway
Consumer Staples	8	15	0	23
Energy	12	97	0	109
Financials	8	20	0	28
Materials	0	40	0	40
Telecommunication Services	0	55	0	55
Portugal
Consumer Staples	17	0	0	17
Financials	0	9	0	9
Industrials	5	0	0	5
Materials	0	7	0	7
Telecommunication Services	0	6	0	6
Utilities	61	0	0	61
Singapore
Consumer Discretionary	0	28	0	28
Consumer Staples	0	21	0	21
Energy	0	8	0	8
Financials	0	160	0	160
Health Care	9	0	0	9
Industrials	15	86	0	101
Information Technology	0	11	0	11
Real Estate	7	24	0	31
Telecommunication Services	9	70	0	79
South Africa
Health Care	8	0	0	8
Materials	0	12	0	12
Spain
Consumer Discretionary	0	34	0	34
Consumer Staples	7	23	0	30
Energy	0	113	0	113
Financials	8	226	0	234
Health Care	0	15	0	15
Industrials	0	110	0	110
Information Technology	0	53	0	53
Materials	7	0	0	7
Telecommunication Services	0	40	0	40
Utilities	0	191	0	191
Sweden
Consumer Discretionary	38	86	0	124
Consumer Staples	0	28	0	28
Financials	9	35	0	44
Industrials	14	249	0	263
Information Technology	0	134	0	134
Materials	8	28	0	36
Telecommunication Services	0	128	0	128

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	39

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

December 31, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Switzerland
Consumer Discretionary	$24	$100	$0	$124
Consumer Staples	17	196	0	213
Energy	30	0	0	30
Financials	16	471	0	487
Health Care	19	169	0	188
Industrials	34	277	0	311
Information Technology	48	28	0	76
Materials	17	256	0	273
Real Estate	7	8	0	15
Telecommunication Services	0	33	0	33
Utilities	0	7	0	7
Thailand
Consumer Staples	10	0	0	10
United Kingdom
Consumer Discretionary	207	346	0	553
Consumer Staples	142	723	0	865
Energy	8	137	0	145
Financials	63	853	0	916
Health Care	8	308	0	316
Industrials	129	368	0	497
Information Technology	9	70	0	79
Materials	0	225	0	225
Telecommunication Services	27	195	0	222
Utilities	22	147	0	169
United States
Consumer Discretionary	11	7	0	18
Materials	0	8	0	8
Preferred Stocks
Germany
Consumer Discretionary	0	127	0	127
Consumer Staples	0	17	0	17

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Health Care	$0	$9	$0	$9
Materials	0	21	0	21
Real Estate Investment Trusts
Australia
Real Estate	7	38	0	45
Belgium
Real Estate	7	16	0	23
Canada
Real Estate	86	0	0	86
France
Real Estate	7	36	0	43
Hong Kong
Real Estate	0	32	0	32
Italy
Real Estate	7	0	0	7
Japan
Real Estate	120	47	0	167
Netherlands
Real Estate	7	0	0	7
Singapore
Real Estate	34	7	0	41
Spain
Real Estate	0	7	0	7
United Kingdom
Real Estate	54	92	0	146
Rights
Spain
Energy	3	0	0	3

Total Investments	$4,000	$20,358	$0	$24,358

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 95.4%

BERMUDA 0.1%

FINANCIALS 0.1%
XL Group Ltd.	311	$11

Total Bermuda		11

IRELAND 0.3%

INFORMATION TECHNOLOGY 0.3%
Accenture PLC ‘A’	326	50

Total Ireland		50

SWITZERLAND 0.1%

FINANCIALS 0.1%
Chubb Ltd.	160	23

Total Switzerland		23

UNITED STATES 94.9%

CONSUMER DISCRETIONARY 17.0%
Aaron’s, Inc.	71	3
Abercrombie & Fitch Co. ‘A’	285	5
Adient PLC	124	10
Adtalem Global Education, Inc.	151	6
Advance Auto Parts, Inc.	23	2
Amazon.com, Inc. (a)	235	275
American Eagle Outfitters, Inc.	1,092	21
Aramark	104	4
Asbury Automotive Group, Inc. (a)	90	6
Ascena Retail Group, Inc. (a)	808	2
AutoNation, Inc. (a)	73	4
AutoZone, Inc. (a)	19	13
Barnes & Noble, Inc.	315	2
Bed Bath & Beyond, Inc.	1,196	26
Best Buy Co., Inc.	610	42
Big Lots, Inc.	123	7
BJ’s Restaurants, Inc.	55	2
Bloomin’ Brands, Inc.	112	2
BorgWarner, Inc.	123	6
Bright Horizons Family Solutions, Inc. (a)	45	4
Brinker International, Inc.	425	16
Buckle, Inc.	190	4
Burlington Stores, Inc. (a)	17	2
Cable One, Inc.	2	1
Caesars Entertainment Corp. (a)	344	4
CalAtlantic Group, Inc.	31	2
Caleres, Inc.	94	3
Capella Education Co.	25	2
Carnival Corp.	177	12
Carter’s, Inc.	108	13
Cato Corp. ‘A’	112	2
CBS Corp. NVDR ‘B’	450	27
Charter Communications, Inc. ‘A’ (a)	107	36
Cheesecake Factory, Inc.	142	7
Chico’s FAS, Inc.	654	6
Children’s Place, Inc.	20	3
Chipotle Mexican Grill, Inc. (a)	26	7
Choice Hotels International, Inc.	42	3
Churchill Downs, Inc.	13	3
Cinemark Holdings, Inc.	116	4
Comcast Corp. ‘A’	883	35
Cooper Tire & Rubber Co.	218	8

	SHARES	MARKET VALUE (000S)
Cooper-Standard Holding, Inc. (a)	27	$3
Core-Mark Holding Co., Inc.	76	2
Cracker Barrel Old Country Store, Inc.	41	6
Crocs, Inc. (a)	155	2
Dana, Inc.	351	11
Darden Restaurants, Inc.	210	20
Deckers Outdoor Corp. (a)	73	6
Dick’s Sporting Goods, Inc.	36	1
Dillard’s, Inc. ‘A’	52	3
DineEquity, Inc.	83	4
Dollar General Corp.	478	44
Domino’s Pizza, Inc.	45	8
Dorman Products, Inc. (a)	48	3
DR Horton, Inc.	206	11
DSW Inc. ‘A’	465	10
Dunkin’ Brands Group, Inc.	45	3
Expedia, Inc.	72	9
Express, Inc. (a)	765	8
Extended Stay America, Inc.	144	3
Finish Line, Inc. ‘A’	265	4
Foot Locker, Inc.	231	11
Ford Motor Co.	3,999	50
Fossil Group, Inc. (a)	335	3
Fred’s, Inc. ‘A’	282	1
G-III Apparel Group Ltd. (a)	104	4
GameStop Corp. ‘A’	339	6
Gannett Co., Inc.	351	4
Gap, Inc.	1,190	41
General Motors Co.	1,489	61
Genesco, Inc. (a)	124	4
Gentex Corp.	239	5
Genuine Parts Co.	77	7
GNC Holdings, Inc. ‘A’	774	3
Graham Holdings Co. ‘B’	6	3
Grand Canyon Education, Inc. (a)	18	2
Group 1 Automotive, Inc.	66	5
Guess?, Inc.	321	5
H&R Block, Inc.	422	11
Hanesbrands, Inc.	259	5
Harley-Davidson, Inc.	229	12
Hasbro, Inc.	111	10
Hibbett Sports, Inc. (a)	238	5
Hilton Worldwide Holdings, Inc.	126	10
Home Depot, Inc.	1,371	260
Houghton Mifflin Harcourt Co. (a)	311	3
HSN, Inc.	161	6
International Game Technology PLC	73	2
Interpublic Group of Cos., Inc.	323	6
Jack in the Box, Inc.	60	6
JC Penney Co., Inc. (a)	624	2
KB Home	90	3
Kohl’s Corp.	464	25
L Brands, Inc.	245	15
La-Z-Boy, Inc.	155	5
Las Vegas Sands Corp.	265	18
Lear Corp.	71	13
Leggett & Platt, Inc.	140	7
Lennar Corp. ‘A’	122	8
Liberty Broadband Corp. ‘C’ (a)	75	6
Liberty Interactive Corp. QVC Group ‘A’ (a)	695	17
Liberty Ventures (a)	33	2
Lions Gate Entertainment Corp. ‘A’ (a)	58	2
Live Nation Entertainment, Inc. (a)	53	2
Lowe’s Cos., Inc.	865	80

	SHARES	MARKET VALUE (000S)
Macy’s, Inc.	1,403	$35
Madison Square Garden Co. ‘A’ (a)	7	1
Marriott International, Inc. ‘A’	257	35
Marriott Vacations Worldwide Corp.	28	4
Mattel, Inc.	550	8
McDonald’s Corp.	1,351	233
MDC Holdings, Inc.	70	2
MGM Resorts International	291	10
Modine Manufacturing Co. (a)	106	2
Mohawk Industries, Inc. (a)	36	10
Monro, Inc.	31	2
Murphy USA, Inc. (a)	168	13
National CineMedia, Inc.	255	2
Netflix, Inc. (a)	162	31
News Corp. ‘A’	838	14
NIKE, Inc. ‘B’	761	48
Nordstrom, Inc.	428	20
Norwegian Cruise Line Holdings Ltd. (a)	70	4
NVR, Inc. (a)	6	21
O’Reilly Automotive, Inc. (a)	103	25
Office Depot, Inc.	1,372	5
Omnicom Group, Inc.	354	26
Oxford Industries, Inc.	21	2
Penn National Gaming, Inc. (a)	80	2
Penske Automotive Group, Inc.	38	2
Pier 1 Imports, Inc.	500	2
Pinnacle Entertainment, Inc. (a)	88	3
Polaris Industries, Inc.	91	11
Pool Corp.	29	4
Priceline Group, Inc. (a)	34	59
PulteGroup, Inc.	157	5
PVH Corp.	45	6
Ralph Lauren Corp.	82	8
Regal Entertainment Group ‘A’	163	4
Rent-A-Center, Inc.	271	3
Ross Stores, Inc.	168	13
Royal Caribbean Cruises Ltd.	100	12
Sally Beauty Holdings, Inc. (a)	475	9
Scholastic Corp.	51	2
Scripps Networks Interactive, Inc. ‘A’	105	9
SeaWorld Entertainment, Inc.	335	5
Service Corp. International	141	5
ServiceMaster Global Holdings, Inc. (a)	93	5
Signet Jewelers Ltd.	33	2
Sirius XM Holdings, Inc.	753	4
Six Flags Entertainment Corp.	147	10
Skechers U.S.A., Inc. ‘A’ (a)	51	2
Sleep Number Corp. (a)	68	3
Sonic Automotive, Inc. ‘A’	88	2
Starbucks Corp.	411	24
Steven Madden Ltd. (a)	67	3
Strayer Education, Inc.	20	2
Sturm Ruger & Co., Inc.	66	4
Target Corp.	2,744	179
TEGNA, Inc.	139	2
Tenneco, Inc.	66	4
Texas Roadhouse, Inc.	29	2
Thor Industries, Inc.	50	8
Tiffany & Co.	69	7
Time Warner, Inc.	248	23
Time, Inc.	313	6
TJX Cos., Inc.	585	45
Toll Brothers, Inc.	57	3

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	41

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Tractor Supply Co.	120	$9
Tribune Media Co. ‘A’	79	3
Tupperware Brands Corp.	92	6
Twenty-First Century Fox, Inc. ‘A’	1,643	57
Urban Outfitters, Inc. (a)	323	11
Vail Resorts, Inc.	27	6
VF Corp.	411	30
Viacom, Inc. ‘B’	1,946	60
Vista Outdoor, Inc. (a)	223	3
Visteon Corp. (a)	74	9
Weight Watchers International, Inc. (a)	77	3
Wendy’s Co.	741	12
Williams-Sonoma, Inc.	119	6
Wyndham Worldwide Corp.	187	22
Wynn Resorts Ltd.	47	8
Yum! Brands, Inc.	381	31
Zumiez, Inc. (a)	148	3

		2,895

CONSUMER STAPLES 12.6%
Altria Group, Inc.	1,402	100
Andersons, Inc.	49	2
Archer-Daniels-Midland Co.	949	38
B&G Foods, Inc.	50	2
Bob Evans Farms, Inc.	120	9
Boston Beer Co., Inc. ‘A’ (a)	17	3
Brown-Forman Corp. ‘B’	398	27
Bunge Ltd.	596	40
Cal-Maine Foods, Inc. (a)	121	5
Campbell Soup Co.	177	9
Casey’s General Stores, Inc.	56	6
Church & Dwight Co., Inc.	232	12
Clorox Co.	87	13
Coca-Cola Co.	3,903	179
Colgate-Palmolive Co.	695	52
Conagra Brands, Inc.	318	12
Constellation Brands, Inc. ‘A’	120	27
Costco Wholesale Corp.	451	84
Coty, Inc. ‘A’	202	4
CVS Health Corp.	2,448	177
Dr Pepper Snapple Group, Inc.	214	21
Edgewell Personal Care Co. (a)	63	4
Estee Lauder Cos., Inc. ‘A’	289	37
Flowers Foods, Inc.	260	5
Fresh Del Monte Produce, Inc.	88	4
General Mills, Inc.	599	36
Herbalife Ltd. (a)	82	6
Hershey Co.	107	12
Hormel Foods Corp.	125	5
Ingredion, Inc.	42	6
J&J Snack Foods Corp.	13	2
JM Smucker Co.	78	10
Kellogg Co.	212	14
Kimberly-Clark Corp.	230	28
Kroger Co.	2,262	62
Lamb Weston Holdings, Inc.	158	9
Lancaster Colony Corp.	36	5
McCormick & Co., Inc.	72	7
Mondelez International, Inc. ‘A’	1,318	56
Monster Beverage Corp. (a)	255	16
Nu Skin Enterprises, Inc. ‘A’	181	12
PepsiCo, Inc.	1,381	166
Performance Food Group Co. (a)	93	3

	SHARES	MARKET VALUE (000S)
Philip Morris International, Inc.	2,333	$246
Pinnacle Foods, Inc.	75	4
Procter & Gamble Co.	1,416	130
Sanderson Farms, Inc.	89	12
Smart & Final Stores, Inc. (a)	195	2
SpartanNash Co.	67	2
Spectrum Brands Holdings, Inc.	15	2
Sprouts Farmers Market, Inc. (a)	126	3
Sysco Corp.	321	20
TreeHouse Foods, Inc. (a)	56	3
Tyson Foods, Inc. ‘A’	207	17
United Natural Foods, Inc. (a)	163	8
Universal Corp.	79	4
Vector Group Ltd.	168	4
Wal-Mart Stores, Inc.	3,658	361

		2,145

ENERGY 5.2%
Andeavor	286	33
Archrock, Inc.	176	2
Bristow Group, Inc.	277	4
Cabot Oil & Gas Corp.	178	5
California Resources Corp. (a)	134	3
CARBO Ceramics, Inc. (a)	173	2
Chevron Corp.	950	119
Cloud Peak Energy, Inc. (a)	376	2
CNX Resources Corp. (a)	204	3
ConocoPhillips	1,779	98
CONSOL Energy, Inc. (a)	36	1
Denbury Resources, Inc. (a)	1,901	4
Diamond Offshore Drilling, Inc. (a)	237	4
Dorian LPG Ltd. (a)	14	0
Dril-Quip, Inc. (a)	68	3
Exterran Corp. (a)	74	2
Exxon Mobil Corp.	1,279	107
Green Plains, Inc.	152	3
Hess Corp.	592	28
HollyFrontier Corp.	1,416	73
International Seaways, Inc. (a)	65	1
Marathon Oil Corp.	1,650	28
Marathon Petroleum Corp.	1,008	66
McDermott International, Inc. (a)	391	3
Murphy Oil Corp.	390	12
Nabors Industries Ltd.	655	4
National Oilwell Varco, Inc.	682	25
Newpark Resources, Inc. (a)	211	2
Occidental Petroleum Corp.	165	12
Oceaneering International, Inc.	152	3
Oil States International, Inc. (a)	165	5
ONEOK, Inc.	114	6
Patterson-UTI Energy, Inc.	167	4
PBF Energy, Inc. ‘A’	193	7
Peabody Energy Corp. (a)	171	7
Phillips 66	712	72
QEP Resources, Inc. (a)	218	2
Renewable Energy Group, Inc. (a)	132	2
REX American Resources Corp. (a)	18	1
Rowan Cos. PLC ‘A’ (a)	506	8
SEACOR Holdings, Inc.	42	2
SM Energy Co.	151	3
Superior Energy Services, Inc. (a)	663	6
Unit Corp. (a)	91	2
Valero Energy Corp.	1,135	104

	SHARES	MARKET VALUE (000S)
Whiting Petroleum Corp. (a)	69	$2
World Fuel Services Corp.	258	7

		892

FINANCIALS 9.1%
Affiliated Managers Group, Inc.	54	11
Aflac, Inc.	281	25
Alleghany Corp. (a)	9	5
Allstate Corp.	702	74
Ally Financial, Inc.	989	29
Ambac Financial Group, Inc. (a)	131	2
American Equity Investment Life Holding Co.	101	3
American Express Co.	418	42
American Financial Group, Inc.	82	9
American International Group, Inc.	1,380	82
Ameriprise Financial, Inc.	86	15
Arthur J Gallagher & Co.	70	4
Assurant, Inc.	63	6
Bank of America Corp.	5,700	168
BGC Partners, Inc. ‘A’	92	1
Brown & Brown, Inc.	90	5
Cannae Holdings, Inc. (a)	124	2
Capitol Federal Financial, Inc.	192	3
CBOE Holdings, Inc.	116	14
Cincinnati Financial Corp.	81	6
Citigroup, Inc.	1,547	115
CME Group, Inc.	320	47
CNO Financial Group, Inc.	191	5
Credit Acceptance Corp. (a)	5	2
Donnelley Financial Solutions, Inc. (a)	75	1
E*TRADE Financial Corp. (a)	105	5
EZCORP, Inc. ‘A’ (a)	159	2
FactSet Research Systems, Inc.	31	6
Federated Investors, Inc. ‘B’	111	4
First American Financial Corp.	176	10
FirstCash, Inc.	47	3
FNF Group	242	10
Franklin Resources, Inc.	404	18
Genworth Financial, Inc. ‘A’ (a)	1,905	6
Greenhill & Co., Inc.	72	1
Hanover Insurance Group, Inc.	76	8
Hartford Financial Services Group, Inc.	443	25
Infinity Property & Casualty Corp.	13	1
Interactive Brokers Group, Inc. ‘A’	32	2
Intercontinental Exchange, Inc.	470	33
JPMorgan Chase & Co.	2,020	216
Kemper Corp.	77	5
Legg Mason, Inc.	126	5
Loews Corp.	350	18
LPL Financial Holdings, Inc.	200	11
Markel Corp. (a)	5	6
Marsh & McLennan Cos., Inc.	421	34
MBIA, Inc. (a)	417	3
Mercury General Corp.	46	2
MetLife, Inc.	483	24
MGIC Investment Corp. (a)	236	3
Moody’s Corp.	160	24
Morningstar, Inc.	18	2
MSCI, Inc.	82	10
Nasdaq, Inc.	48	4
National Bank Holdings Corp. ‘A’	41	1
Navient Corp.	544	7
Navigators Group, Inc.	27	1

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Northwest Bancshares, Inc.	121	$2
Ocwen Financial Corp. (a)	568	2
Old Republic International Corp.	88	2
PHH Corp. (a)	91	1
PNC Financial Services Group, Inc.	277	40
PRA Group, Inc. (a)	51	2
Primerica, Inc.	17	2
Principal Financial Group, Inc.	166	12
ProAssurance Corp.	44	3
Progressive Corp.	647	36
Reinsurance Group of America, Inc.	37	6
RLI Corp.	56	3
S&P Global, Inc.	224	38
Safety Insurance Group, Inc.	18	1
Santander Consumer USA Holdings, Inc.	155	3
SEI Investments Co.	152	11
State Street Corp.	204	20
Stewart Information Services Corp.	44	2
T Rowe Price Group, Inc.	333	35
Torchmark Corp.	63	6
Travelers Cos., Inc.	679	92
Unum Group	131	7
Voya Financial, Inc.	250	12
Waddell & Reed Financial, Inc. ‘A’	386	9
White Mountains Insurance Group Ltd.	8	7
World Acceptance Corp. (a)	33	3
WR Berkley Corp.	61	4

		1,547

HEALTH CARE 8.9%
Abbott Laboratories	1,012	58
AbbVie, Inc.	922	89
Aetna, Inc.	190	34
Agilent Technologies, Inc.	188	13
Alexion Pharmaceuticals, Inc. (a)	124	15
Align Technology, Inc. (a)	28	6
AmerisourceBergen Corp.	54	5
Analogic Corp.	19	2
Anthem, Inc.	394	89
Baxter International, Inc.	475	31
Becton Dickinson and Co.	236	50
Bio-Rad Laboratories, Inc. ‘A’ (a)	23	5
Biogen, Inc. (a)	62	20
Boston Scientific Corp. (a)	802	20
Brookdale Senior Living, Inc. (a)	150	1
Bruker Corp.	87	3
Cardinal Health, Inc.	359	22
Catalent, Inc. (a)	90	4
Centene Corp. (a)	97	10
Cerner Corp. (a)	186	12
Charles River Laboratories International, Inc. (a)	18	2
Chemed Corp.	36	9
Cigna Corp.	217	44
Community Health Systems, Inc. (a)	596	3
Cooper Cos., Inc.	40	9
Danaher Corp.	169	16
DaVita, Inc. (a)	82	6
Dentsply Sirona, Inc.	99	6
Encompass Health Corp.	36	2
Express Scripts Holding Co. (a)	1,675	125
Gilead Sciences, Inc.	879	63
Haemonetics Corp. (a)	60	3

	SHARES	MARKET VALUE (000S)
Henry Schein, Inc. (a)	72	$5
Hill-Rom Holdings, Inc.	25	2
Humana, Inc.	180	45
Illumina, Inc. (a)	69	15
Integra LifeSciences Holdings Corp. (a)	46	2
Intuitive Surgical, Inc. (a)	81	30
Invacare Corp.	99	2
IQVIA Holdings, Inc. (a)	57	6
Johnson & Johnson	1,606	224
Kindred Healthcare, Inc.	432	4
Laboratory Corp. of America Holdings (a)	36	6
LifePoint Health, Inc. (a)	119	6
Magellan Health, Inc. (a)	53	5
Masimo Corp. (a)	36	3
MEDNAX, Inc. (a)	129	7
Mettler-Toledo International, Inc. (a)	20	12
Molina Healthcare, Inc. (a)	19	1
Myriad Genetics, Inc. (a)	294	10
Owens & Minor, Inc.	304	6
Patterson Cos., Inc.	116	4
PDL BioPharma, Inc. (a)	770	2
PerkinElmer, Inc.	43	3
PRA Health Sciences, Inc. (a)	20	2
Quest Diagnostics, Inc.	87	9
Regeneron Pharmaceuticals, Inc. (a)	31	12
ResMed, Inc.	228	19
Select Medical Holdings Corp. (a)	250	4
Stryker Corp.	253	39
Teleflex, Inc.	37	9
Tenet Healthcare Corp. (a)	451	7
Thermo Fisher Scientific, Inc.	234	44
United Therapeutics Corp. (a)	40	6
UnitedHealth Group, Inc.	559	123
Valeant Pharmaceuticals International, Inc. (a)	368	8
Varian Medical Systems, Inc. (a)	92	10
Vertex Pharmaceuticals, Inc. (a)	98	15
Waters Corp. (a)	45	9
WellCare Health Plans, Inc. (a)	17	3
Zoetis, Inc.	243	17

		1,513

INDUSTRIALS 13.0%
3M Co.	931	219
AAR Corp.	70	3
ABM Industries, Inc.	93	4
ACCO Brands Corp. (a)	138	2
Actuant Corp. ‘A’	152	4
Aegion Corp. (a)	71	2
AGCO Corp.	76	5
Air Lease Corp.	37	2
Aircastle Ltd.	77	2
Alaska Air Group, Inc.	79	6
Allegiant Travel Co.	15	2
Allison Transmission Holdings, Inc.	176	8
AMERCO	6	2
American Airlines Group, Inc.	403	21
AMETEK, Inc.	133	10
AO Smith Corp.	70	4
Applied Industrial Technologies, Inc.	59	4
ArcBest Corp.	98	4
Atlas Air Worldwide Holdings, Inc. (a)	52	3
Avis Budget Group, Inc. (a)	300	13

	SHARES	MARKET VALUE (000S)
Babcock & Wilcox Enterprises, Inc. (a)	525	$3
Boeing Co.	601	177
Briggs & Stratton Corp.	98	3
Brink’s Co.	19	2
BWX Technologies, Inc.	140	8
Caterpillar, Inc.	348	55
CH Robinson Worldwide, Inc.	249	22
Cintas Corp.	145	23
Copart, Inc. (a)	280	12
Covanta Holding Corp.	195	3
Crane Co.	43	4
CSX Corp.	496	27
Cummins, Inc.	252	45
Curtiss-Wright Corp.	35	4
Deere & Co.	888	139
Delta Air Lines, Inc.	63	4
Deluxe Corp.	50	4
Donaldson Co., Inc.	95	5
Emerson Electric Co.	688	48
Encore Wire Corp.	29	1
ESCO Technologies, Inc.	24	1
Esterline Technologies Corp. (a)	19	1
Expeditors International of Washington, Inc.	291	19
Fastenal Co.	182	10
Federal Signal Corp.	90	2
Flowserve Corp.	34	1
Fluor Corp.	278	14
Fortive Corp.	180	13
Franklin Electric Co., Inc.	37	2
FTI Consulting, Inc. (a)	42	2
GATX Corp.	72	4
Generac Holdings, Inc. (a)	86	4
General Cable Corp.	116	3
General Dynamics Corp.	335	68
Graco, Inc.	156	7
Greenbrier Cos., Inc.	97	5
H&E Equipment Services, Inc.	121	5
Harris Corp.	70	10
Harsco Corp. (a)	132	2
HD Supply Holdings, Inc. (a)	64	3
Healthcare Services Group, Inc.	104	6
HEICO Corp.	25	2
Herc Holdings, Inc. (a)	45	3
Herman Miller, Inc.	66	3
Hertz Global Holdings, Inc. (a)	336	7
Hexcel Corp.	107	7
Hillenbrand, Inc.	54	2
HNI Corp.	64	2
Hub Group, Inc. ‘A’ (a)	80	4
Hubbell, Inc.	22	3
Huntington Ingalls Industries, Inc.	46	11
Hyster-Yale Materials Handling, Inc.	29	2
IDEX Corp.	80	11
Illinois Tool Works, Inc.	216	36
Insperity, Inc.	86	5
Interface, Inc.	81	2
ITT, Inc.	82	4
Jacobs Engineering Group, Inc.	123	8
JB Hunt Transport Services, Inc.	87	10
Kaman Corp.	38	2
KAR Auction Services, Inc.	106	5
KBR, Inc.	652	13
Kennametal, Inc.	31	2

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	43

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
Knight-Swift Transportation Holdings, Inc.	79	$3
Landstar System, Inc.	91	9
Lennox International, Inc.	38	8
Lincoln Electric Holdings, Inc.	72	7
Lindsay Corp.	23	2
Lockheed Martin Corp.	350	112
LSC Communications, Inc.	92	1
Macquarie Infrastructure Corp.	73	5
ManpowerGroup, Inc.	114	14
Masco Corp.	126	6
Masonite International Corp. (a)	19	1
Moog, Inc. ‘A’ (a)	36	3
MRC Global, Inc. (a)	232	4
MSC Industrial Direct Co., Inc. ‘A’	128	12
Mueller Industries, Inc.	58	2
MYR Group, Inc. (a)	43	2
Nordson Corp.	34	5
Norfolk Southern Corp.	167	24
Northrop Grumman Corp.	349	107
NOW, Inc. (a)	313	3
Old Dominion Freight Line, Inc.	48	6
Orbital ATK, Inc.	22	3
Oshkosh Corp.	61	6
Owens Corning	64	6
Parker-Hannifin Corp.	187	37
Pitney Bowes, Inc.	672	8
Quad/Graphics, Inc.	80	2
Quanex Building Products Corp.	59	1
Quanta Services, Inc. (a)	191	7
Raytheon Co.	305	57
Republic Services, Inc.	241	16
Robert Half International, Inc.	193	11
Rockwell Automation, Inc.	137	27
Rockwell Collins, Inc.	213	29
Rollins, Inc.	100	5
Roper Technologies, Inc.	59	15
RR Donnelley & Sons Co.	344	3
Rush Enterprises, Inc. ‘A’ (a)	73	4
Ryder System, Inc.	54	5
Sensata Technologies Holding NV (a)	67	3
SkyWest, Inc.	103	5
Southwest Airlines Co.	47	3
Spirit AeroSystems Holdings, Inc. ‘A’	143	12
SPX FLOW, Inc. (a)	77	4
Stanley Black & Decker, Inc.	89	15
Steelcase, Inc. ‘A’	246	4
Stericycle, Inc. (a)	57	4
Teledyne Technologies, Inc. (a)	38	7
Terex Corp.	198	10
Textainer Group Holdings Ltd. (a)	80	2
Textron, Inc.	141	8
Timken Co.	135	7
Toro Co.	111	7
TransDigm Group, Inc.	17	5
TransUnion (a)	63	3
Trinity Industries, Inc.	150	6
Triumph Group, Inc.	115	3
TrueBlue, Inc. (a)	57	2
Tutor Perini Corp. (a)	80	2
United Parcel Service, Inc. ‘B’	484	58
United Rentals, Inc. (a)	115	20
United Technologies Corp.	680	87
Verisk Analytics, Inc. (a)	50	5
Viad Corp.	30	2

	SHARES	MARKET VALUE (000S)
Wabash National Corp.	153	$3
WABCO Holdings, Inc. (a)	60	9
Wabtec Corp.	66	5
Waste Management, Inc.	440	38
Watsco, Inc.	45	8
Welbilt, Inc. (a)	143	3
Werner Enterprises, Inc.	98	4
WESCO International, Inc. (a)	118	8
WW Grainger, Inc.	110	26
XPO Logistics, Inc. (a)	46	4
Xylem, Inc.	189	13

		2,218

INFORMATION TECHNOLOGY 19.9%
Activision Blizzard, Inc.	413	26
Adobe Systems, Inc. (a)	288	50
ADTRAN, Inc.	125	2
Alliance Data Systems Corp.	13	3
Alphabet, Inc. ‘A’ (a)	269	283
Amdocs Ltd.	96	6
Amphenol Corp. ‘A’	178	16
Analog Devices, Inc.	215	19
Anixter International, Inc. (a)	54	4
ANSYS, Inc. (a)	66	10
Apple, Inc.	2,668	451
Applied Materials, Inc.	622	32
Arista Networks, Inc. (a)	19	4
Arrow Electronics, Inc. (a)	113	9
Aspen Technology, Inc. (a)	49	3
Autodesk, Inc. (a)	85	9
Automatic Data Processing, Inc.	242	28
Avnet, Inc.	284	11
Benchmark Electronics, Inc. (a)	124	4
Booz Allen Hamilton Holding Corp.	271	10
Broadcom Ltd.	238	61
Broadridge Financial Solutions, Inc.	117	11
CACI International, Inc. ‘A’ (a)	54	7
Cadence Design Systems, Inc. (a)	180	8
CDK Global, Inc.	52	4
CDW Corp.	101	7
Cognex Corp.	64	4
Cognizant Technology Solutions Corp. ‘A’	343	24
Coherent, Inc. (a)	14	4
Comtech Telecommunications Corp.	80	2
Convergys Corp.	202	5
CoreLogic, Inc. (a)	32	1
Corning, Inc.	1,120	36
CoStar Group, Inc. (a)	14	4
Cree, Inc. (a)	223	8
CSG Systems International, Inc.	49	2
CSRA, Inc.	86	3
Cypress Semiconductor Corp.	125	2
Dolby Laboratories, Inc. ‘A’	71	4
DST Systems, Inc.	65	4
eBay, Inc. (a)	445	17
Electronic Arts, Inc. (a)	209	22
Entegris, Inc.	55	2
EPAM Systems, Inc. (a)	20	2
ePlus, Inc. (a)	22	2
Euronet Worldwide, Inc. (a)	20	2
F5 Networks, Inc. (a)	43	6
Facebook, Inc. ‘A’ (a)	1,376	243
Fair Isaac Corp.	28	4

	SHARES	MARKET VALUE (000S)
Fidelity National Information Services, Inc.	194	$18
First Data Corp. ‘A’ (a)	272	5
First Solar, Inc. (a)	69	5
Fiserv, Inc. (a)	220	29
FleetCor Technologies, Inc. (a)	35	7
FLIR Systems, Inc.	193	9
Fortinet, Inc. (a)	58	3
Gartner, Inc. (a)	34	4
Genpact Ltd.	316	10
Global Payments, Inc.	62	6
HP, Inc.	2,092	44
Insight Enterprises, Inc. (a)	64	2
Integrated Device Technology, Inc. (a)	132	4
InterActiveCorp (a)	29	4
International Business Machines Corp.	2,155	331
Intuit, Inc.	235	37
IPG Photonics Corp. (a)	20	4
Jabil, Inc.	188	5
Jack Henry & Associates, Inc.	108	13
Juniper Networks, Inc.	234	7
Keysight Technologies, Inc. (a)	72	3
KLA-Tencor Corp.	198	21
Lam Research Corp.	95	17
Leidos Holdings, Inc.	188	12
Littelfuse, Inc.	9	2
Manhattan Associates, Inc. (a)	38	2
ManTech International Corp. ‘A’	53	3
Mastercard, Inc. ‘A’	779	118
Maxim Integrated Products, Inc.	163	9
Methode Electronics, Inc.	32	1
Microchip Technology, Inc.	134	12
Micron Technology, Inc. (a)	646	27
Microsoft Corp.	3,359	287
MKS Instruments, Inc.	21	2
Motorola Solutions, Inc.	432	39
National Instruments Corp.	47	2
NVIDIA Corp.	318	62
ON Semiconductor Corp. (a)	163	3
Oracle Corp.	1,785	84
Paychex, Inc.	221	15
PayPal Holdings, Inc. (a)	663	49
Photronics, Inc. (a)	212	2
Plantronics, Inc.	55	3
Plexus Corp. (a)	60	4
PTC, Inc. (a)	45	3
Qorvo, Inc. (a)	143	10
QUALCOMM, Inc.	1,464	94
Red Hat, Inc. (a)	69	8
salesforce.com, Inc. (a)	266	27
Sanmina Corp. (a)	178	6
Seagate Technology PLC	1,156	48
Silicon Laboratories, Inc. (a)	16	1
Skyworks Solutions, Inc.	132	13
SS&C Technologies Holdings, Inc.	68	3
Symantec Corp.	581	16
SYNNEX Corp.	10	1
Synopsys, Inc. (a)	58	5
Syntel, Inc. (a)	96	2
Take-Two Interactive Software, Inc. (a)	44	5
Tech Data Corp. (a)	74	7
Teradata Corp. (a)	133	5
Teradyne, Inc.	141	6
Texas Instruments, Inc.	502	52

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Total System Services, Inc.	155	$12
Trimble, Inc. (a)	98	4
Twitter, Inc. (a)	251	6
Tyler Technologies, Inc. (a)	14	2
VeriSign, Inc. (a)	73	8
Versum Materials, Inc.	98	4
Visa, Inc. ‘A’	1,560	178
Vishay Intertechnology, Inc.	304	6
VMware, Inc. ‘A’ (a)	45	6
Western Digital Corp.	169	13
Western Union Co.	575	11
Xerox Corp.	406	12
Xilinx, Inc.	265	18
Zebra Technologies Corp. ‘A’ (a)	20	2

		3,401

MATERIALS 4.4%
AdvanSix, Inc. (a)	74	3
Albemarle Corp.	65	8
Alcoa Corp. (a)	415	22
Allegheny Technologies, Inc. (a)	349	8
AptarGroup, Inc.	93	8
Ashland Global Holdings, Inc.	24	2
Avery Dennison Corp.	111	13
Ball Corp.	119	5
Bemis Co., Inc.	144	7
Berry Global Group, Inc. (a)	51	3
Boise Cascade Co.	106	4
Carpenter Technology Corp.	87	4
Celanese Corp. ‘A’	79	9
CF Industries Holdings, Inc.	383	16
Chemours Co.	72	4
Clearwater Paper Corp. (a)	48	2
Cleveland-Cliffs, Inc. (a)	1,170	8
Commercial Metals Co.	341	7
Compass Minerals International, Inc.	85	6
Crown Holdings, Inc. (a)	101	6
Domtar Corp.	129	6
DowDuPont, Inc.	1,749	125
Eastman Chemical Co.	77	7
FMC Corp.	52	5
Freeport-McMoRan, Inc. (a)	1,336	25
GCP Applied Technologies, Inc. (a)	69	2
Graphic Packaging Holding Co.	296	5
Huntsman Corp.	118	4
Innophos Holdings, Inc.	37	2
Innospec, Inc.	26	2
International Flavors & Fragrances, Inc.	76	12
Kaiser Aluminum Corp.	42	5
Louisiana-Pacific Corp. (a)	56	2
LyondellBasell Industries NV ‘A’	1,007	111
Materion Corp.	40	2
Monsanto Co.	767	90
Mosaic Co.	782	20
NewMarket Corp.	12	5
Olin Corp.	64	2
Owens-Illinois, Inc. (a)	160	4
Packaging Corp. of America	101	12
PolyOne Corp.	130	6
PPG Industries, Inc.	175	20
Praxair, Inc.	287	44
Reliance Steel & Aluminum Co.	84	7
Royal Gold, Inc.	25	2

	SHARES	MARKET VALUE (000S)
RPM International, Inc.	109	$6
Schnitzer Steel Industries, Inc. ‘A’	122	4
Schweitzer-Mauduit International, Inc.	33	2
Scotts Miracle-Gro Co.	37	4
Sealed Air Corp.	131	7
Sensient Technologies Corp.	45	3
Sherwin-Williams Co.	64	26
Silgan Holdings, Inc.	211	6
Sonoco Products Co.	209	11
TimkenSteel Corp. (a)	129	2
Trinseo S.A.	32	2
Tronox Ltd. ‘A’	153	3
United States Steel Corp.	44	2
Valvoline, Inc.	135	3
Worthington Industries, Inc.	32	1
WR Grace & Co.	35	2

		756

REAL ESTATE 0.1%
CBRE Group, Inc. ‘A’ (a)	120	5
Jones Lang LaSalle, Inc.	18	3
Realogy Holdings Corp.	53	1
St. Joe Co. (a)	110	2

		11

TELECOMMUNICATION SERVICES 2.7%
AT&T, Inc.	3,402	132
CenturyLink, Inc.	1,411	24
Frontier Communications Corp.	645	4
Telephone & Data Systems, Inc.	152	4
Verizon Communications, Inc.	5,638	299
Windstream Holdings, Inc.	1,238	2

		465

UTILITIES 2.0%
AES Corp.	1,710	19
ALLETE, Inc.	20	2
Ameren Corp.	142	8
American Electric Power Co., Inc.	288	21
Aqua America, Inc.	69	3
Atmos Energy Corp.	61	5
Calpine Corp. (a)	514	8
CenterPoint Energy, Inc.	247	7
CMS Energy Corp.	164	8
DTE Energy Co.	104	11
Dynegy, Inc. (a)	351	4
Entergy Corp.	262	21
Eversource Energy	185	12
Exelon Corp.	1,346	53
FirstEnergy Corp.	513	16
Great Plains Energy, Inc.	126	4
Hawaiian Electric Industries, Inc.	72	3
IDACORP, Inc.	11	1
MDU Resources Group, Inc.	250	7
New Jersey Resources Corp.	33	1
NextEra Energy, Inc.	275	43
NiSource, Inc.	162	4
NRG Energy, Inc.	438	12
ONE Gas, Inc.	20	1
Pinnacle West Capital Corp.	65	6
PNM Resources, Inc.	31	1
PPL Corp.	700	22
Public Service Enterprise Group, Inc.	296	15

	SHARES	MARKET VALUE (000S)
Spire, Inc.	49	$4
Vectren Corp.	32	2
Westar Energy, Inc.	80	4
WGL Holdings, Inc.	20	2
Xcel Energy, Inc.	297	14

		344

Total United States		16,187

Total Common Stocks (Cost $15,187)		16,271

REAL ESTATE INVESTMENT TRUSTS 4.2%

UNITED STATES 4.2%

FINANCIALS 0.6%
AGNC Investment Corp.	700	14
Annaly Capital Management, Inc.	1,403	17
Apollo Commercial Real Estate Finance, Inc.	115	2
Blackstone Mortgage Trust, Inc. ‘A’	119	4
Capstead Mortgage Corp.	243	2
Chimera Investment Corp.	378	7
CYS Investments, Inc.	477	4
Invesco Mortgage Capital, Inc.	294	5
Ladder Capital Corp.	102	1
MFA Financial, Inc.	722	6
New Residential Investment Corp.	428	8
New York Mortgage Trust, Inc.	306	2
PennyMac Mortgage Investment Trust	186	3
Redwood Trust, Inc.	131	2
Starwood Property Trust, Inc.	287	6
Two Harbors Investment Corp.	570	9

		92

REAL ESTATE 3.6%
Acadia Realty Trust	61	2
Alexandria Real Estate Equities, Inc.	50	6
American Campus Communities, Inc.	109	4
American Homes 4 Rent ‘A’	113	2
American Tower Corp.	302	43
Apartment Investment & Management Co. ‘A’	99	4
AvalonBay Communities, Inc.	39	7
Boston Properties, Inc.	62	8
Brandywine Realty Trust	211	4
Brixmor Property Group, Inc.	374	7
Camden Property Trust	72	7
CBL & Associates Properties, Inc.	483	3
Columbia Property Trust, Inc.	236	5
CoreCivic, Inc.	224	5
Corporate Office Properties Trust	97	3
Cousins Properties, Inc.	162	1
Crown Castle International Corp.	301	33
CubeSmart	175	5
CyrusOne, Inc.	58	3
DCT Industrial Trust, Inc.	89	5
DDR Corp.	586	5
Digital Realty Trust, Inc.	161	18
Douglas Emmett, Inc.	94	4
Duke Realty Corp.	242	7
EastGroup Properties, Inc.	33	3
Education Realty Trust, Inc.	49	2
Empire State Realty Trust, Inc. ‘A’	68	1
EPR Properties	47	3
Equinix, Inc.	44	20

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2017	45

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

December 31, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
Equity Commonwealth (a)	155	$5
Equity LifeStyle Properties, Inc.	63	6
Equity Residential	144	9
Essex Property Trust, Inc.	55	13
Extra Space Storage, Inc.	103	9
Federal Realty Investment Trust	39	5
First Industrial Realty Trust, Inc.	59	2
Forest City Realty Trust, Inc.	99	2
Franklin Street Properties Corp.	167	2
Gaming and Leisure Properties, Inc.	199	7
GGP, Inc.	280	7
Government Properties Income Trust	98	2
Gramercy Property Trust	105	3
HCP, Inc.	274	7
Healthcare Realty Trust, Inc.	86	3
Healthcare Trust of America, Inc. ‘A’	96	3
Highwoods Properties, Inc.	77	4
Hudson Pacific Properties, Inc.	61	2
Iron Mountain, Inc.	506	19
Kilroy Realty Corp.	61	5
Kimco Realty Corp.	222	4
Kite Realty Group Trust	115	2
Lamar Advertising Co. ‘A’	86	6
Lexington Realty Trust	264	3
Liberty Property Trust	147	6
Life Storage, Inc.	49	4
Macerich Co.	78	5
Mack-Cali Realty Corp.	132	3
Medical Properties Trust, Inc.	231	3

	SHARES	MARKET VALUE (000S)
Mid-America Apartment Communities, Inc.	98	$10
National Health Investors, Inc.	21	2
National Retail Properties, Inc.	108	5
New Senior Investment Group, Inc.	162	1
Omega Healthcare Investors, Inc.	176	5
Outfront Media, Inc.	209	5
Paramount Group, Inc.	256	4
Piedmont Office Realty Trust, Inc. ‘A’	234	5
Potlatch Corp.	29	1
Prologis, Inc.	169	11
PS Business Parks, Inc.	22	3
Public Storage	73	15
Quality Care Properties, Inc. (a)	256	4
Ramco-Gershenson Properties Trust	112	2
Rayonier, Inc.	163	5
Realty Income Corp.	76	4
Regency Centers Corp.	59	4
Retail Opportunity Investments Corp.	73	1
Retail Properties of America, Inc. ‘A’	356	5
Ryman Hospitality Properties, Inc.	37	3
Sabra Health Care REIT, Inc.	82	2
SBA Communications Corp. (a)	60	10
Select Income REIT	82	2
Senior Housing Properties Trust	332	6
Simon Property Group, Inc.	206	35
SL Green Realty Corp.	47	5
Spirit Realty Capital, Inc.	655	6

	SHARES	MARKET VALUE (000S)
STAG Industrial, Inc.	81	$2
STORE Capital Corp.	102	3
Sun Communities, Inc.	62	6
Sunstone Hotel Investors, Inc.	123	2
Tanger Factory Outlet Centers, Inc.	127	3
Taubman Centers, Inc.	56	4
UDR, Inc.	264	10
Ventas, Inc.	151	9
VEREIT, Inc.	535	4
Vornado Realty Trust	71	6
Washington Prime Group, Inc.	637	5
Washington Real Estate Investment Trust	68	2
Weingarten Realty Investors	115	4
Welltower, Inc.	171	11
WP Carey, Inc.	118	8
Xenia Hotels & Resorts, Inc.	234	5

		616

Total Real Estate Investment Trusts (Cost $715)		708

Total Investments in Securities (Cost $15,902)		16,979

Total Investments 99.6% (Cost $15,902)		$16,979

Other Assets and Liabilities, net 0.4%		72

Net Assets 100.0%		$17,051

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Investments in Securities, at Value
Common Stocks
Bermuda
Financials	$11	$0	$0	$11
Ireland
Information Technology	50	0	0	50
Switzerland
Financials	23	0	0	23
United States
Consumer Discretionary	2,895	0	0	2,895
Consumer Staples	2,145	0	0	2,145
Energy	892	0	0	892
Financials	1,547	0	0	1,547
Health Care	1,513	0	0	1,513

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2017
Industrials	$2,218	$0	$0	$2,218
Information Technology	3,401	0	0	3,401
Materials	756	0	0	756
Real Estate	11	0	0	11
Telecommunication Services	465	0	0	465
Utilities	344	0	0	344
Real Estate Investment Trusts
United States
Financials	92	0	0	92
Real Estate	616	0	0	616

Total Investments	$16,979	$0	$0	$16,979

There were no significant transfers among Levels 1, 2, or 3 during the period ended December 31, 2017.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. PIMCO has engaged Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) to serve as sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

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Notes to Financial Statements (Cont.)

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

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In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally,

50	PIMCO EQUITY SERIES

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U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services

SEMIANNUAL REPORT	DECEMBER 31, 2017	51

Notes to Financial Statements (Cont.)

using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with derivative instruments.

Real Estate Investment Trusts (“REITs”)  are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2017 are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by

52	PIMCO EQUITY SERIES

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type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO RAFI Dynamic Multi- Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
Risks
New/Small Fund	X	X	X
Market Trading	X	X	X
Equity	X	X	X
Credit	X	X	X
Market	X	X	X
Liquidity	X	X	X
Issuer	X	X	X
Derivatives	X	X	X
Foreign (Non-U.S.) Investment	X	X
Emerging Markets	X
Currency	X	X
Model	X	X	X
Leveraging	X	X	X
Management and Tracking Error	X	X	X
Indexing	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

54	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2017 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time.

SEMIANNUAL REPORT	DECEMBER 31, 2017	55

Notes to Financial Statements (Cont.)

The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2017, there were no recoverable amounts.

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

56	PIMCO EQUITY SERIES

December 31, 2017 (Unaudited)

(which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$81,643	$17,543
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	8,344	5,382
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	6,956	4,124

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which

SEMIANNUAL REPORT	DECEMBER 31, 2017	57

Notes to Financial Statements (Cont.)

December 31, 2017 (Unaudited)

can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$103,149	$4,404	$(1,185)	$3,219
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	23,245	1,424	(311)	1,113
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	15,905	1,253	(179)	1,074

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

58	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt
GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced
NVDR	Non-Voting Depositary Receipt

SEMIANNUAL REPORT	DECEMBER 31, 2017	59

Approval of Investment Advisory Contract and Other Agreements

Approval of the Investment Management Agreement and Sub-Advisory Agreement for PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

At a meeting held on May 17, 2017, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Investment Management Agreement (the “New Funds’ Management Agreement”) between the Trust, on behalf of PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (each a “New Fund” and collectively, the “New Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an initial two-year term. In addition, the Board considered and unanimously approved the Sub-Advisory Agreement (the “New Funds’ Sub-Advisory Agreement” and together with the New Funds’ Management Agreement, the “New Funds’ Agreements”) between PIMCO, on behalf of the New Funds, each a series of the Trust, and Parametric Portfolio Associates LLC (“Parametric”) for an initial two-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and Parametric, both in connection with the approval of the New Funds’ Agreements and with respect to services provided to existing series of the Trust. The Board reviewed information relating to the proposed New Funds’ operations, including shareholder services, valuation, distribution, custody, the New Funds’ compliance program and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO. In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory fees and expense ratios of funds with investment objectives and policies similar to those of the New Funds. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the New Funds’ Agreements. The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to the New Funds.

(b) Review Process:  In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Broadridge Financial Solutions, Inc. (“Lipper”) peer group. The Board also requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees. The Board heard oral presentations on matters related to the New Funds’ Agreements at the May 17, 2017 meeting. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the New Funds’ Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the New Funds’ Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the New Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the New Funds’ Management Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment, compliance and risk management, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the New Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the New Funds and their shareholders.

60	PIMCO EQUITY SERIES

(Unaudited)

In addition, the Board considered the sub-advisory services proposed to be provided by Parametric to the New Funds. The Board also considered information about Parametric’s investment personnel responsible for providing services under the New Funds’ Sub-Advisory Agreement and Parametric’s existing operational connectivity and replication capabilities. The Board further considered the difference between the sub-advisory services that Parametric is proposed to provide to the New Funds and the portfolio implementation services that Parametric performs for certain other series of the Trust.

Ultimately, the Board further concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the New Funds’ Management Agreement and provided by Parametric under the New Funds’ Sub-Advisory Agreement are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services to be provided by PIMCO to the New Funds under the New Funds’ Management Agreement. The Board considered the terms of the New Funds’ Management Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure certain supervisory and administrative services and bears the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of services to be provided or procured by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the New Funds’ Agreements were considered, the Trustees did not receive or consider investment performance information.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Funds, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds.

The Board considered the uniqueness of the proposed fee structure within the Trust, considering comparable fee structures used by other PIMCO-advised exchange-traded funds. The Board reviewed the proposed management fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median expenses of other similar funds. With respect to the management fee of each New Fund, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. PIMCO reported to the Board that the proposed fees for each of the New Funds were competitive with both multi-factor and other exchange-traded funds following RAFI indices, while still reflecting a premium for innovation. The Board also noted that the management fees and total expenses for each of the New Funds compared favorably to the Lipper medians and Lipper averages for comparable funds.

The Board noted that the New Funds would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses and trustee fees.

Based on information presented by PIMCO, Parametric and Lipper, members of the Board determined, in the exercise of their business judgment, that the management fee to be charged by PIMCO under the New Funds’ Agreements, as well as the total expenses of each New Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds had not yet commenced operations at the time the New Funds’ Agreements were considered, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Trustees considered that the unified fee provides inherent economies of scale because the New Funds maintain competitive fixed unified fees over the contract term even if the particular New Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased

SEMIANNUAL REPORT	DECEMBER 31, 2017	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the New Funds’ proposed cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Funds’ unified fee structure, by generally pricing the New Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Funds and their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO and Parametric supported the approval of New Funds’ Agreement. The Independent Trustees and the Board as a whole concluded that the New Funds’ Agreements were fair and reasonable to the New Funds and their respective shareholders and that the approval of the New Funds’ Agreements was in the best interest of the New Funds and their respective shareholders.

62	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES4004SAR_123117

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

  (a)(1)        Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

  (a)(2)        Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

  (b)            Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Peter G. Strelow
Peter G. Strelow President (Principal Executive Officer)

Date:	February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow President (Principal Executive Officer)

Date:	February 28, 2018

By:	/s/ Trent W. Walker
Trent W. Walker Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2018